VANECK VECTORS ETF TRUST

STATEMENT OF ADDITIONAL INFORMATION

September 1, 2017

This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the Prospectuses dated September 1, 2017 (each a “Prospectus” and, together, the “Prospectuses”) for the VanEck Vectors® ETF Trust (the “Trust”), relating to the series of the Trust listed below, as they may be revised from time to time.

Fund	Principal U.S. Listing Exchange	Ticker

VanEck Vectors AMT-Free 6-8 Year Municipal Index ETF	BATS Global Markets, Inc.	ITMS
VanEck Vectors AMT-Free 12-17 Year Municipal Index ETF	BATS Global Markets, Inc.	ITML

VanEck Vectors AMT-Free Intermediate Municipal Index ETF	NYSE Arca, Inc.	ITM®
VanEck Vectors AMT-Free Long Municipal Index ETF	NYSE Arca, Inc.	MLN®
VanEck Vectors AMT-Free Short Municipal Index ETF	NYSE Arca, Inc.	SMB®
VanEck Vectors BDC Income ETF	NYSE Arca, Inc.	BIZD®
VanEck Vectors CEF Municipal Income ETF	NYSE Arca, Inc.	XMPT®
VanEck Vectors ChinaAMC China Bond ETF	NYSE Arca, Inc.	CBON®

VanEck Vectors EM Investment Grade + BB Rated USD Sovereign Bond ETF	NYSE Arca, Inc.	IGEM®

VanEck Vectors Emerging Markets Aggregate Bond ETF	NYSE Arca, Inc.	EMAG®
VanEck Vectors Emerging Markets High Yield Bond ETF	NYSE Arca, Inc.	HYEM®
VanEck Vectors Fallen Angel High Yield Bond ETF	NYSE Arca, Inc.	ANGL®

VanEck Vectors Green Bond ETF	NYSE Arca, Inc.	GRNBTM

VanEck Vectors High-Yield Municipal Index ETF	NYSE Arca, Inc.	HYD®
VanEck Vectors International High Yield Bond ETF	NYSE Arca, Inc.	IHY®
VanEck Vectors Investment Grade Floating Rate ETF	NYSE Arca, Inc.	FLTR®
VanEck Vectors J.P. Morgan EM Local Currency Bond ETF	NYSE Arca, Inc.	EMLC®
VanEck Vectors Mortgage REIT Income ETF	NYSE Arca, Inc.	MORT®
VanEck Vectors Preferred Securities ex Financials ETF	NYSE Arca, Inc.	PFXF®
VanEck Vectors Pre-Refunded Municipal Index ETF	NYSE Arca, Inc.	PRB®
VanEck Vectors Short High-Yield Municipal Index ETF	NYSE Arca, Inc.	SHYD®
VanEck Vectors Treasury-Hedged High Yield Bond ETF	NYSE Arca, Inc.	THHY®

A copy of each Prospectus may be obtained without charge by writing to the Trust or the Distributor. The Trust’s address is 666 Third Avenue, 9th Floor, New York, New York 10017. Capitalized terms used herein that are not defined have the same meaning as in the Prospectuses, unless otherwise noted. The audited financial statements, including the financial highlights appearing in the Trust’s Annual Report to shareholders for the fiscal year ended April 30, 2017 and filed electronically with the Securities and Exchange Commission (the “SEC”), are incorporated by reference and made part of this SAI.

Affiliated Index Provider	31
Other Accounts Managed by the Portfolio Managers	31
Portfolio Manager Compensation	33
Portfolio Manager Share Ownership	33
BROKERAGE TRANSACTIONS	35
BOOK ENTRY ONLY SYSTEM	36
CREATION AND REDEMPTION OF CREATION UNITS	37
General	37
Fund Deposit	38
Procedures for Creation of Creation Units	39
Placement of Creation Orders Using Clearing Process—All Funds Except VanEck Vectors BDC Income ETF, VanEck Vectors CEF Municipal Income ETF, VanEck Vectors Mortgage REIT Income ETF and VanEck Vectors Preferred Securities ex Financials ETF	40
Placement of Creation Orders Using Clearing Process—VanEck Vectors BDC Income ETF, VanEck Vectors CEF Municipal Income ETF, VanEck Vectors Mortgage REIT Income ETF and VanEck Vectors Preferred Securities ex Financials ETF	40
Placement of Creation Orders Outside Clearing Process—Domestic Funds	40
Placement of Creation Orders Outside Clearing Process—Foreign Funds	41
Acceptance of Creation Orders	41
Creation Transaction Fee	42
Redemption of Creation Units	42
Redemption Transaction Fee	43
Placement of Redemption Orders Using Clearing Process—All Funds Except VanEck Vectors BDC Income ETF, VanEck Vectors CEF Municipal Income ETF, VanEck Vectors Mortgage REIT Income ETF and VanEck Vectors Preferred Securities ex Financials ETF	43
Placement of Redemption Orders Using Clearing Process—VanEck Vectors BDC Income ETF, VanEck Vectors CEF Municipal Income ETF, VanEck Vectors Mortgage REIT Income ETF and VanEck Vectors Preferred Securities ex Financials ETF	44
Placement of Redemption Orders Outside Clearing Process—Domestic Funds	44
Placement of Redemption Orders Outside Clearing Process—Foreign Funds	44
DETERMINATION OF NET ASSET VALUE	65
DIVIDENDS AND DISTRIBUTIONS	65
General Policies	66
DIVIDEND REINVESTMENT SERVICE	66
CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS	66
TAXES	72
Reportable Transactions	77
PRC Taxation (VanEck Vectors ChinaAMC China Bond ETF Only)	78
CAPITAL STOCK AND SHAREHOLDER REPORTS	78
COUNSEL AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	79
FINANCIAL STATEMENTS	79
LICENSE AGREEMENTS AND DISCLAIMERS	79
APPENDIX A VANECK PROXY VOTING POLICIES	87

GENERAL DESCRIPTION OF THE TRUST

The Trust is an open-end management investment company. The Trust currently consists of 59 investment portfolios. This SAI relates to twenty-two investment portfolios: VanEck Vectors AMT-Free 6-8 Year Municipal Index ETF, VanEck Vectors AMT-Free 12-17 Year Municipal Index ETF, VanEck Vectors AMT-Free Intermediate Municipal Index ETF, VanEck Vectors AMT-Free Long Municipal Index ETF, VanEck Vectors AMT-Free Short Municipal Index ETF, VanEck Vectors BDC Income ETF, VanEck Vectors CEF Municipal Income ETF, VanEck Vectors ChinaAMC China Bond ETF, VanEck Vectors EM Investment Grade + BB Rated USD Sovereign Bond ETF, VanEck Vectors Emerging Markets Aggregate Bond ETF, VanEck Vectors Emerging Markets High Yield Bond ETF, VanEck Vectors Fallen Angel High Yield Bond ETF, VanEck Vectors Green Bond ETF, VanEck Vectors High-Yield Municipal Index ETF, VanEck Vectors International High Yield Bond ETF, VanEck Vectors Investment Grade Floating Rate ETF, VanEck Vectors J.P. Morgan EM Local Currency Bond ETF, VanEck Vectors Mortgage REIT Income ETF, VanEck Vectors Preferred Securities ex Financials ETF, VanEck Vectors Pre-Refunded Municipal Index ETF, VanEck Vectors Short High-Yield Municipal Index ETF and VanEck Vectors Treasury-Hedged High Yield Bond ETF (each, a “Fund” and, together, the “Funds”). Each Fund (except for VanEck Vectors AMT-Free Intermediate Municipal Index ETF, VanEck Vectors AMT-Free Long Municipal Index ETF, VanEck Vectors AMT-Free Short Municipal Index ETF, VanEck Vectors BDC Income ETF, VanEck Vectors CEF Municipal Income ETF, VanEck Vectors Emerging Markets High Yield Bond ETF, VanEck Vectors Fallen Angel High Yield Bond ETF, VanEck Vectors High-Yield Municipal Index ETF, VanEck Vectors International High Yield Bond ETF, VanEck Vectors Short High-Yield Municipal Index ETF and VanEck Vectors Treasury-Hedged High Yield Bond ETF ) is classified as a non-diversified fund under the Investment Company Act of 1940, as amended (“1940 Act”), and, as a result, is not required to meet certain diversification requirements under the 1940 Act. VanEck Vectors AMT-Free Intermediate Municipal Index ETF, VanEck Vectors AMT-Free Long Municipal Index ETF, VanEck Vectors AMT-Free Short Municipal Index ETF, VanEck Vectors BDC Income ETF, VanEck Vectors CEF Municipal Income ETF, VanEck Vectors Emerging Markets High Yield Bond ETF, VanEck Vectors Fallen Angel High Yield Bond ETF, VanEck Vectors High-Yield Municipal Index ETF, VanEck Vectors International High Yield Bond ETF, VanEck Vectors Short High-Yield Municipal Index ETF and VanEck Vectors Treasury-Hedged High Yield Bond ETF are classified as diversified funds under the 1940 Act. The Trust was organized as a Delaware statutory trust on March 15, 2001. The shares of each Fund are referred to herein as “Shares.”

The Funds offer and issue Shares at their net asset value (“NAV”) only in aggregations of a specified number of Shares (each, a “Creation Unit”). Similarly, Shares are redeemable by the Funds only in Creation Units, and for VanEck Vectors AMT-Free 6-8 Year Municipal Index ETF, VanEck Vectors AMT-Free 12-17 Year Municipal Index ETF, VanEck Vectors AMT-Free Intermediate Municipal Index ETF, VanEck Vectors AMT-Free Long Municipal Index ETF, VanEck Vectors AMT-Free Short Municipal Index ETF, VanEck Vectors BDC Income ETF, VanEck Vectors CEF Municipal Income ETF, VanEck Vectors EM Investment Grade + BB USD Sovereign Bond ETF, VanEck Vectors Emerging Markets High Yield Bond ETF, VanEck Vectors Fallen Angel High Yield Bond ETF, VanEck Vectors Green Bond ETF, VanEck Vectors High-Yield Municipal Index ETF, VanEck Vectors International High Yield Bond ETF, VanEck Vectors Investment Grade Floating Rate ETF, VanEck Vectors Mortgage REIT Income ETF, VanEck Vectors Preferred Securities ex Financials ETF, VanEck Vectors Pre-Refunded Municipal Index ETF and VanEck Vectors Short High-Yield Municipal Index ETF in exchange for specified securities included in each Fund’s Index (defined herein). Creation Units of VanEck Vectors Emerging Markets Aggregate Bond ETF, VanEck Vectors J.P. Morgan EM Local Currency Bond ETF and VanEck Vectors Treasury-Hedged High Yield Bond ETF are issued and redeemed partially for cash and partially in exchange for specified securities included in each Fund’s Index. Creation Units of VanEck Vectors ChinaAMC China Bond ETF are issued and redeemed only for cash. Shares of the VanEck Vectors AMT-Free Intermediate Municipal Index ETF, VanEck Vectors AMT-Free Long Municipal Index ETF, VanEck Vectors AMT-Free Short Municipal Index ETF, VanEck Vectors BDC Income ETF, VanEck Vectors CEF Municipal Income ETF, VanEck Vectors ChinaAMC China Bond ETF, VanEck Vectors EM Investment Grade + BB Rated USD Sovereign Bond ETF, VanEck Vectors Emerging Markets Aggregate Bond ETF, VanEck Vectors Emerging Markets High Yield Bond ETF, VanEck Vectors Fallen Angel High Yield Bond ETF, VanEck Vectors Green Bond ETF, VanEck Vectors High-Yield Municipal Index ETF, VanEck Vectors International High Yield Bond ETF, VanEck Vectors Investment Grade Floating Rate ETF, VanEck Vectors J.P. Morgan EM Local Currency Bond ETF, VanEck Vectors Mortgage REIT Income ETF, VanEck Vectors Preferred Securities ex Financials ETF, VanEck Vectors Pre-Refunded Municipal Index ETF, VanEck Vectors Short High-Yield Municipal Index ETF and VanEck Vectors Treasury-Hedged High Yield Bond ETF are listed on NYSE Arca, Inc. (“NYSE Arca”) and Shares of VanEck Vectors AMT-Free 6-8 Year Municipal Index ETF and VanEck Vectors AMT-Free 12-17 Year Municipal Index ETF are listed on BATS Global Markets, Inc. (“BATS,” and, together with NYSE Arca, each, an “Exchange”). Shares of each Fund trade in the secondary market at market prices that may differ from the Shares’ NAV. A Creation Unit consists of 50,000 Shares (with respect to VanEck Vectors AMT-Free 6-8 Year Municipal Index ETF, VanEck Vectors AMT-Free 12-17 Year Municipal Index ETF, VanEck Vectors AMT-Free Long

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Municipal Index ETF, VanEck Vectors AMT-Free Short Municipal Index ETF, VanEck Vectors BDC Income ETF, VanEck Vectors CEF Municipal Income ETF, VanEck Vectors Emerging Markets Aggregate Bond ETF, VanEck Vectors Fallen Angel High Yield Bond ETF, VanEck Vectors Green Bond ETF, VanEck Vectors Mortgage REIT Income ETF, VanEck Vectors Pre-Refunded Municipal Index ETF, VanEck Vectors Preferred Securities ex Financials ETF and VanEck Vectors Short High-Yield Municipal Index ETF), 100,000 Shares (with respect to VanEck Vectors AMT-Free Intermediate Municipal Index ETF, VanEck Vectors ChinaAMC China Bond ETF, VanEck Vectors EM Investment Grade + BB Rated USD Sovereign Bond ETF, VanEck Vectors High-Yield Municipal Index ETF, VanEck Vectors Investment Grade Floating Rate ETF and VanEck Vectors Treasury-Hedged High Yield Bond ETF) and 200,000 Shares (with respect to VanEck Vectors Emerging Markets High Yield Bond ETF, VanEck Vectors International High Yield Bond ETF and VanEck Vectors J.P. Morgan EM Local Currency Bond ETF) of a Fund.

The Trust reserves the right to permit or require a “cash” option for creations and redemptions of Shares (subject to applicable legal requirements).

INVESTMENT POLICIES AND RESTRICTIONS

General

VanEck Vectors CEF Municipal Income ETF is a “fund of funds,” meaning that it invests all or a portion of its assets in other funds (the “Underlying Funds”). The performance of VanEck Vectors CEF Municipal Income ETF is dependent on the performance of the Underlying Funds. VanEck Vectors CEF Municipal Income ETF will be subject to the risks of the Underlying Funds’ investments. Because the investment characteristics of VanEck Vectors CEF Municipal Income ETF will correspond directly to those of the Underlying Funds, the following applies to both VanEck Vectors CEF Municipal Income ETF and the Underlying Funds, as applicable, and except where otherwise indicated, references in this SAI to a “Fund,” “Funds” or “VanEck Vectors CEF Municipal Income ETF” include VanEck Vectors CEF Municipal Income ETF and the Underlying Funds, as applicable.

VanEck Vectors BDC Income ETF, VanEck Vectors Mortgage REIT Income ETF and VanEck Vectors Preferred Securities ex Financials ETF are each defined as an “Equity Income Fund” and collectively as the “Equity Income Funds.” VanEck Vectors AMT-Free 6-8 Year Municipal Index ETF, VanEck Vectors AMT-Free 12-17 Year Municipal Index ETF, VanEck Vectors AMT-Free Intermediate Municipal Index ETF, VanEck Vectors AMT-Free Long Municipal Index ETF, VanEck Vectors AMT-Free Short Municipal Index ETF, VanEck Vectors CEF Municipal Income ETF, VanEck Vectors ChinaAMC China Bond ETF, VanEck Vectors EM Investment Grade + BB Rated USD Sovereign Bond ETF, VanEck Vectors Emerging Markets Aggregate Bond ETF, VanEck Vectors Emerging Markets High Yield Bond ETF, VanEck Vectors Fallen Angel High Yield Bond ETF, VanEck Vectors Green Bond ETF, VanEck Vectors High-Yield Municipal Index ETF, VanEck Vectors International High Yield Bond ETF, VanEck Vectors Investment Grade Floating Rate ETF, VanEck Vectors J.P. Morgan EM Local Currency Bond ETF, VanEck Vectors Pre-Refunded Municipal Index ETF, VanEck Vectors Short High-Yield Municipal Index ETF and VanEck Vectors Treasury-Hedged High Yield Bond ETF are each defined as a “Fixed Income Fund” and collectively as the “Fixed Income Funds.”

Municipal Securities

VanEck Vectors AMT-Free 6-8 Year Municipal Index ETF, VanEck Vectors AMT-Free 12-17 Year Municipal Index ETF, VanEck Vectors AMT-Free Intermediate Municipal Index ETF, VanEck Vectors AMT-Free Long Municipal Index ETF, VanEck Vectors AMT-Free Short Municipal Index ETF, VanEck Vectors High-Yield Municipal Index ETF, VanEck Vectors Pre-Refunded Municipal Index ETF and VanEck Vectors Short High-Yield Municipal Index ETF (collectively, the “Municipal Funds”) and VanEck Vectors CEF Municipal Income ETF and/or the Underlying Funds, may invest in securities issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities. Municipal securities share the attributes of debt/fixed income securities in general, but are generally issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities. The municipal securities which each Fund may purchase include general obligation bonds and limited obligation bonds (or revenue bonds), including industrial development bonds issued pursuant to former federal tax law. General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from such issuer’s general revenues and not from any particular source. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific

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revenue source. Tax-exempt industrial development bonds generally are also revenue bonds and thus are not payable from the issuer’s general revenues. The credit and quality of industrial development bonds are usually related to the credit of the corporate user of the facilities. Payment of interest on and repayment of principal of such bonds is the responsibility of the corporate user (and/or any guarantor). In addition, each Fund may invest in lease obligations. Lease obligations may take the form of a lease or an installment purchase contract issued by public authorities to acquire a wide variety of equipment and facilities. The securities of state and municipal governments and their political subdivisions are not considered to be issued by members of any industry.

Short Sales

VanEck Vectors Treasury-Hedged High Yield Bond ETF may engage in short selling to the extent permitted by the 1940 Act and rules and interpretations thereunder. When VanEck Vectors Treasury-Hedged High Yield Bond ETF makes a short sale, it borrows the security sold short and delivers it to the broker-dealer through which it made the short sale. VanEck Vectors Treasury-Hedged High Yield Bond ETF may have to pay a fee to borrow particular securities and is often obligated to turn over any payments received on such borrowed securities to the lender of the securities.

VanEck Vectors Treasury-Hedged High Yield Bond ETF secures its obligation to replace the borrowed security by depositing collateral with the broker-dealer, usually in cash, U.S. Government securities or other liquid securities similar to those borrowed. With respect to uncovered short positions, VanEck Vectors Treasury-Hedged High Yield Bond ETF is required to deposit similar collateral with its custodian, if necessary, to the extent that the value of both collateral deposits in the aggregate is at all times equal to at least 150% of the current market value of the securities sold short (100% of the current market value if a security is held in the account that is convertible or exchangeable into the security sold short within 90 days without restriction other than the payment of money). Depending on arrangements made with the broker-dealer from which VanEck Vectors Treasury-Hedged High Yield Bond ETF borrowed the security, regarding payment received by the Fund on such security, the Fund may not receive any payments (including interest) on its collateral deposited with such broker-dealer.

Because making short sales in securities that it does not own exposes VanEck Vectors Treasury-Hedged High Yield Bond ETF to the risks associated with those securities, such short sales involve speculative exposure risk. VanEck Vectors Treasury-Hedged High Yield Bond ETF will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. VanEck Vectors Treasury-Hedged High Yield Bond ETF will realize a gain on a short sale if the security declines in price between those dates. There can be no assurance that VanEck Vectors Treasury-Hedged High Yield Bond ETF will be able to close out a short sale position at any particular time or at an acceptable price.

VanEck Vectors Treasury-Hedged High Yield Bond ETF may also make short sales “against the box” without being subject to such limitations. In a short sale “against-the-box,” at the time of the sale, VanEck Vectors Treasury-Hedged High Yield Bond ETF owns or has the immediate and unconditional right to acquire the identical security at no additional cost. If VanEck Vectors Treasury-Hedged High Yield Bond ETF makes a short sale against the box, the Fund would not immediately deliver the securities sold and would not receive the proceeds from the sale. The seller is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale. To secure its obligation to deliver securities sold short, VanEck Vectors Treasury-Hedged High Yield Bond ETF will deposit in escrow in a separate account with the custodian an equal amount of the securities sold short or securities convertible into or exchangeable for such securities. VanEck Vectors Treasury-Hedged High Yield Bond ETF can close out its short position by purchasing and delivering an equal amount of the securities sold short, rather than by delivering securities already held by the Fund because the Fund might want to continue to receive interest and dividend payments on securities in its portfolio that are convertible into the securities sold short.

Repurchase Agreements

The Funds may invest in repurchase agreements with commercial banks, brokers or dealers to generate income from their excess cash balances and to invest securities lending cash collateral. A repurchase agreement is an agreement under which a Fund acquires a money market instrument (generally a security issued by the U.S. Government or an agency thereof, a banker’s acceptance or a certificate of deposit) from a seller, subject to resale to the seller at an agreed-upon price and date (normally, the next business day). A repurchase agreement may be considered a loan collateralized by securities. The resale price reflects an agreed upon interest rate effective for the period the instrument is held by a Fund and is unrelated to the interest rate on the underlying instrument.

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In these repurchase agreement transactions, the securities acquired by a Fund (including accrued interest earned thereon) must have a total value at least equal to the value of the repurchase agreement and are held by the Trust’s custodian bank until repurchased. In addition, the Trust’s Board of Trustees (“Board” or “Trustees”) has established guidelines and standards for review of the creditworthiness of any bank, broker or dealer counterparty to a repurchase agreement with each Fund. No more than an aggregate of 15% of each Fund’s net assets will be invested in repurchase agreements having maturities longer than seven days.

The use of repurchase agreements involves certain risks. For example, if the other party to the agreement defaults on its obligation to repurchase the underlying security at a time when the value of the security has declined, the Funds may incur a loss upon disposition of the security. If the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a court may determine that the underlying security is collateral not within the control of a Fund and, therefore, the Fund may incur delays in disposing of the security and/or may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement.

Futures Contracts and Options

Futures contracts generally provide for the future purchase or sale of a specified instrument, index or commodity at a specified future time and at a specified price. Stock or bond index futures contracts and other types of futures contracts are settled daily with a payment by the Fund (or exchange) to an exchange (or Fund) of a cash amount based on the difference between the level of the stock or bond index or underlying instrument specified in the contract from one day to the next. Futures contracts are standardized as to maturity date and underlying instrument and are traded on futures exchanges. The Funds may use futures contracts and options on futures contracts based on other indexes or combinations of indexes that Van Eck Associates Corporation (the “Adviser”) believes to be representative of each Fund’s respective benchmark index (each, an “Index”).

An option is a contract that provides the holder of the option the right to buy or sell shares or other assets at a fixed price, within a specified period of time. An American call option gives the option holder the right to buy the underlying security from the option writer at the option exercise price at any time prior to the expiration of the option. A European call option gives the option holder the right to buy the underlying security from the option writer only on the option expiration date. An American put option gives the option holder the right to sell the underlying security to the option writer at the option exercise price at any time prior to the expiration of the option. A European put option gives the option holder the right to sell the underlying security to the option writer at the option exercise price only on the option expiration date.

Although futures contracts (other than cash settled futures contracts including most stock or bond index futures contracts) by their terms call for actual delivery or acceptance of the underlying instrument or commodity, in most cases the contracts are closed out before the maturity date without the making or taking of delivery. Closing out an open futures position is done by taking an opposite position (buying the same contract which was previously sold or selling the same contract previously purchased) in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract position is opened or closed.

Futures traders are required to make a margin deposit (typically in cash or government securities) with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying instrument or commodity or payment of the cash settlement amount) if it is not terminated prior to the specified delivery date. Brokers may establish deposit requirements that are higher than the exchange minimums. Futures contracts are customarily purchased and sold on margin deposits which may range upward from less than 5% of the value of the contract being traded.

After a futures contract position is opened, the value of the contract is marked-to-market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional “variation” margin will be required.

Conversely, a change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The Funds expect to earn interest income on their margin deposits in the form of cash.

The Funds may use futures contracts and options thereon, together with positions in cash and money market instruments, to simulate full investment in each Fund’s respective Index. Under such circumstances, the Adviser and/or

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Sub-Adviser (as defined below) (with respect to VanEck Vectors ChinaAMC China Bond ETF) may seek to utilize other instruments that it believes to be correlated to each Fund’s respective Index components or a subset of the components. Liquid futures contracts may not be currently available for the Index of each Fund.

Positions in futures contracts and options may be closed out only on an exchange that provides a secondary market therefor. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract or option at any specific time. Thus, it may not be possible to close a futures or options position. In the event of adverse price movements, the Funds would continue to be required to make daily cash payments to maintain its required margin. In such situations, if a Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the Funds may be required to make delivery of the instruments underlying futures contracts they have sold.

The Funds will seek to minimize the risk that they will be unable to close out a futures or options contract by only entering into futures and options for which there appears to be a liquid secondary market.

The risk of loss in trading futures contracts or uncovered call options in some strategies (e.g., selling uncovered bond index futures contracts) is potentially unlimited. The Funds do not plan to use futures and options contracts in this way. The risk of a futures position may still be large as traditionally measured due to the low margin deposits required. In many cases, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor relative to the size of a required margin deposit.

Utilization of futures transactions by the Funds involves the risk of imperfect or even negative correlation to each Fund’s respective Index if the index underlying the futures contracts differs from the Index. There is also the risk of loss by the Funds of margin deposits in the event of the bankruptcy or other similar insolvency with respect to a broker with whom a Fund has an open position in the futures contract or option.

Certain financial futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of future positions and subjecting some futures traders to substantial losses.

Except as otherwise specified in the Funds’ Prospectus or this SAI, there are no limitations on the extent to which the Funds may engage in transactions involving futures and options thereon. The Funds will take steps to prevent their futures positions from “leveraging” their securities holdings. When a Fund has a long futures position requiring physical settlement, it will maintain with its custodian bank, cash or liquid securities having a value equal to the notional value of the contract (less any margin deposited in connection with the position). When a Fund has a short futures position requiring physical settlement, the Fund will maintain with its custodian bank assets substantially identical to those underlying the contract or cash and liquid securities (or a combination of the foregoing) having a value equal to the net obligation of the Fund under the contract (less the value of any margin deposits in connection with the position).

Swaps

Over-the-counter (“OTC”) swap agreements are contracts between parties in which one party agrees to make payments to the other party based on the change in market value or level of a specified index or asset. In return, the other party agrees to make payments to the first party based on the return of a different specified index or asset, usually an interest rate. Although OTC swap agreements entail the risk that a party will default on its payment obligations thereunder, each Fund seeks to reduce this risk generally by receiving (or paying) collateral daily and entering into agreements that involve payments no less frequently than quarterly. The net amount of the excess, if any, of a Fund’s obligations over its entitlements with respect to each swap is accrued on a daily basis and an amount of cash or highly liquid securities having an aggregate value at least equal to the accrued excess is maintained in an account at the Trust’s custodian bank.

In addition, certain Funds may enter into interest rate swaps and credit default swaps. Interest rate swaps are typically exchange-traded contracts in which a party agrees to make periodic payments on certain referenced interest rates (e.g., a fixed

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rate or a floating rate) applied to a specified notional amount. A credit default swap on a security is a bilateral contract that enables an investor to buy or sell protection against a defined-issuer credit event. Credit default swaps referencing fixed income indices are generally traded on exchanges. Certain Funds may enter into credit default swap agreements either as a buyer or a seller. A Fund may buy protection to attempt to mitigate the risk of default or credit quality deterioration in one or more of its individual holdings or in a segment of the fixed income securities market to which it has exposure, or to take a “short” position in individual bonds or market segments which it does not own. A Fund may sell protection in an attempt to gain exposure to the credit quality characteristics of particular bonds or market segments without investing directly in those bonds or market segments. As the protection seller in a credit default swap, a Fund effectively adds economic leverage to its portfolio because, in addition to being subject to investment exposure on its total net assets, the Fund is subject to investment exposure on the notional amount of the swap.

The use of such swap agreements involves certain risks. For example, if the counterparty under an OTC swap agreement defaults on its obligation to make payments due from it as a result of its bankruptcy or otherwise, the Funds may lose such payments altogether or collect only a portion thereof, which collection could involve costs or delays.

The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) and related regulatory developments require the clearing and exchange-trading of certain standardized OTC derivative instruments that the Commodity Futures Trading Commission (“CFTC”) and Securities and Exchange Commission (“SEC”) defined as “swaps” and “security-based swaps,” respectively. Mandatory exchange-trading and clearing is occurring on a phased-in basis based on the type of market participant and CFTC approval of contracts for central clearing and exchange trading. In a cleared swap, a Fund’s ultimate counterparty is a central clearinghouse rather than a swap dealer, bank or other financial institution. A Fund enters into cleared swaps through an executing broker. Such transactions are then submitted for clearing and, if cleared, will be held at regulated futures commission merchants (“FCMs”) that are members of the clearinghouse that serves as the central counterparty. When a Fund enters into a cleared swap, it must deliver to the central counterparty (via an FCM) an amount referred to as “initial margin.” Initial margin requirements are determined by the central counterparty, but an FCM may require additional initial margin above the amount required by the central counterparty. During the term of the swap agreement, a “variation margin” amount may also be required to be paid by a Fund or may be received by the Fund in accordance with margin controls set for such accounts, depending upon changes in the price of the underlying reference asset subject to the swap agreement. At the conclusion of the term of the swap agreement, if a Fund has a loss equal to or greater than the margin amount, the margin amount is paid to the FCM along with any loss in excess of the margin amount. If a Fund has a loss of less than the margin amount, the excess margin is returned to the Fund. If a Fund has a gain, the full margin amount and the amount of the gain is paid to the Fund.

Central clearing is designed to reduce counterparty credit risk compared to uncleared swaps because central clearing interposes the central clearinghouse as the counterparty to each participant’s swap, but it does not eliminate those risks completely. There is also a risk of loss by a Fund of the initial and variation margin deposits in the event of bankruptcy of the FCM with which the Fund has an open position in a swap contract. The assets of a Fund may not be fully protected in the event of the bankruptcy of the FCM or central counterparty because the Fund might be limited to recovering only a pro rata share of all available funds and margin segregated on behalf of an FCM’s customers or central counterparty’s clearing members. If the FCM does not provide accurate reporting, a Fund is also subject to the risk that the FCM could use the Fund’s assets, which are held in an omnibus account with assets belonging to the FCM’s other customers, to satisfy its own financial obligations or the payment obligations of another customer to the central counterparty. Certain swaps have begun trading on exchanges called swap execution facilities. Exchange-trading is expected to, but may not necessarily, increase the liquidity of swaps trading.

In addition, with respect to cleared swaps, a Fund may not be able to obtain as favorable terms as it would be able to negotiate for an uncleared swap. In addition, an FCM may unilaterally impose position limits or additional margin requirements for certain types of swaps in which a Fund may invest. Central counterparties and FCMs generally can require termination of existing cleared swap transactions at any time, and can also require increases in margin above the margin that is required at the initiation of the swap agreement. Margin requirements for cleared swaps vary on a number of factors, and the margin required under the rules of the clearinghouse and FCM may be in excess of the collateral required to be posted by a Fund to support its obligations under a similar uncleared swap. However, regulators recently adopted rules imposing certain margin requirements, including minimums and required daily margin transfers on uncleared swaps.

The Funds are also subject to the risk that, after entering into a cleared swap with an executing broker, no FCM or central counterparty is willing or able to clear the transaction. In such an event, the central counterparty would void the trade. Before a Fund can enter into a new trade, market conditions may become less favorable to the Fund.

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The Adviser will continue to monitor developments regarding trading and execution of cleared swaps on exchanges, particularly to the extent regulatory changes affect a Fund’s ability to enter into swap agreements and the costs and risks associated with such investments.

Warrants and Subscription Rights

Warrants are equity securities in the form of options issued by a corporation which give the holder the right, but not the obligation, to purchase stock, usually at a price that is higher than the market price at the time the warrant is issued. A purchaser takes the risk that the warrant may expire worthless because the market price of the common stock fails to rise above the price set by the warrant.

Currency Forwards

A currency forward transaction is a contract to buy or sell a specified quantity of currency at a specified date in the future at a specified price which may be any fixed number of days from the date of the contract agreed upon by the parties at a price set at the time of the contract. Currency forward contracts may be used to increase or reduce exposure to currency price movements.

The use of currency forward transactions involves certain risks. For example, if the counterparty under the contract defaults on its obligation to make payments due from it as a result of its bankruptcy or otherwise, a Fund may lose such payments altogether or collect only a portion thereof, which collection could involve costs or delays.

Convertible Securities

A convertible security is a bond, debenture, note, preferred stock, right, warrant or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula. A convertible security generally entitles the holder to receive interest paid or accrued on debt securities or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities generally have characteristics similar to both debt and equity securities. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities. Convertible securities ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities generally rank senior to common stock in a corporation’s capital structure but are usually subordinated to comparable nonconvertible securities. Convertible securities generally do not participate directly in any dividend increases or decreases of the underlying securities although the market prices of convertible securities may be affected by any dividend changes or other changes in the underlying securities.

Structured Notes

A structured note is a derivative security for which the amount of principal repayment and/or interest payments is based on the movement of one or more “factors.” These factors include, but are not limited to, currency exchange rates, interest rates (such as the prime lending rate or LIBOR), referenced bonds and stock indices. Some of these factors may or may not correlate to the total rate of return on one or more underlying instruments referenced in such notes. Investments in structured notes involve risks including interest rate risk, credit risk and market risk. Depending on the factor(s) used and the use of multipliers or deflators, changes in interest rates and movement of such factor(s) may cause significant price fluctuations. Structured notes may be less liquid than other types of securities and more volatile than the reference factor underlying the note.

Participation Notes

Participation notes (“P-Notes”) are issued by banks or broker-dealers and are designed to offer a return linked to the performance of a particular underlying equity security or market. P-Notes can have the characteristics or take the form of various instruments, including, but not limited to, certificates or warrants. The holder of a P-Note that is linked to a particular underlying security is entitled to receive any dividends paid in connection with the underlying security. However, the holder of a P-Note generally does not receive voting rights as it would if it directly owned the underlying security. P-Notes constitute direct, general and unsecured contractual obligations of the banks or broker-dealers that issue them, which therefore subject a Fund to counterparty risk, as discussed below. Investments in P-Notes involve certain risks in addition to those associated with a direct investment in the underlying foreign securities or foreign securities markets whose return they seek to replicate. For

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instance, there can be no assurance that the trading price of a P-Note will equal the value of the underlying foreign security or foreign securities market that it seeks to replicate. As the purchaser of a P-Note, a Fund is relying on the creditworthiness of the counterparty issuing the P-Note and has no rights under a P-Note against the issuer of the underlying security. Therefore, if such counterparty were to become insolvent, a Fund would lose its investment. The risk that a Fund may lose its investments due to the insolvency of a single counterparty may be amplified to the extent the Fund purchases P-Notes issued by one issuer or a small number of issuers. P-Notes also include transaction costs in addition to those applicable to a direct investment in securities. In addition, a Fund’s use of P-Notes may cause the Fund’s performance to deviate from the performance of the portion of the Index to which the Fund is gaining exposure through the use of P-Notes.

Due to liquidity and transfer restrictions, the secondary markets on which P-Notes are traded may be less liquid than the markets for other securities, which may lead to the absence of readily available market quotations for securities in a Fund’s portfolio and may cause the value of the P-Notes to decline. The ability of a Fund to value its securities becomes more difficult and the Adviser’s and/or Sub- Adviser’s judgment in the application of fair value procedures may play a greater role in the valuation of a Fund’s securities due to reduced availability of reliable objective pricing data. Consequently, while such determinations will be made in good faith, it may nevertheless be more difficult for a Fund to accurately assign a daily value to such securities.

Future Developments

The Funds may take advantage of opportunities in the area of options, futures contracts, options on futures contracts, warrants, swaps and any other investments which are not presently contemplated for use or which are not currently available, but which may be developed, to the extent such investments are considered suitable for a Fund by the Adviser or the Sub-Adviser (defined below).

Investment Restrictions

The Trust has adopted the following investment restrictions as fundamental policies with respect to each Fund, unless otherwise noted. These restrictions cannot be changed without the approval of the holders of a majority of each Fund’s outstanding voting securities. For purposes of the 1940 Act, a majority of the outstanding voting securities of a Fund means the vote, at an annual or a special meeting of the security holders of the Trust, of the lesser of (1) 67% or more of the voting securities of the Fund present at such meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of the Fund. Under these restrictions:

1.	Each Fund may not make loans, except that a Fund may (i) lend portfolio securities, (ii) enter into repurchase agreements, (iii) purchase all or a portion of an issue of debt securities, bank loan or participation interests, bank certificates of deposit, bankers’ acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities and (iv) participate in an interfund lending program with other registered investment companies;

2.	Each Fund may not borrow money, except as permitted under the 1940 Act, and as interpreted or modified by regulation from time to time;

3.	Each Fund may not issue senior securities except as permitted under the 1940 Act, and as interpreted or modified by regulation from time to time;

4.	VanEck Vectors AMT-Free Intermediate Municipal Index ETF, VanEck Vectors AMT-Free Long Municipal Index ETF, VanEck Vectors AMT-Free Short Municipal Index ETF, VanEck Vectors BDC Income ETF, VanEck Vectors CEF Municipal Income ETF, VanEck Vectors Emerging Markets High Yield Bond ETF, VanEck Vectors Fallen Angel High Yield Bond ETF, VanEck Vectors High-Yield Municipal Index ETF, VanEck Vectors International High Yield Bond ETF, VanEck Vectors Short High-Yield Municipal Index ETF and VanEck Vectors Treasury-Hedged High Yield Bond ETF may not invest in a manner inconsistent with its classification as a “diversified company” as provided by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief applicable to the Fund from the provisions of the 1940 Act, as amended from time to time;

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5.	Each Municipal Fund (except VanEck Vectors Short High-Yield Municipal Index ETF) may not purchase a security (other than obligations of the U.S. Government, its agencies or instrumentalities) if, as a result, 25% or more of its total assets would be invested in a single issuer;

6.	Each Fund may not purchase or sell real estate, except that a Fund may (i) invest in securities of issuers that invest in real estate or interests therein; (ii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein; and (iii) hold and sell real estate acquired by the Fund as a result of the ownership of securities;

7.	Each Fund may not engage in the business of underwriting securities issued by others, except to the extent that the Fund may be considered an underwriter within the meaning of the Securities Act of 1933, as amended (the “Securities Act”), in the disposition of restricted securities or in connection with its investments in other investment companies;

8.	Each Fund may not purchase or sell commodities, unless acquired as a result of owning securities or other instruments, but it may purchase, sell or enter into financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments and may invest in securities or other instruments backed by commodities; and

9.	Each Fund (except VanEck Vectors BDC Income ETF and VanEck Vectors Mortgage REIT Income ETF) may not purchase any security if, as a result of that purchase, 25% or more of its total assets would be invested in securities of issuers having their principal business activities in the same industry, except that the Fund may invest 25% or more of the value of its total assets in securities of issuers in any one industry or group of industries if the index that the Fund replicates concentrates in an industry or group of industries. This limit does not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. With respect to VanEck Vectors BDC Income ETF and VanEck Vectors Mortgage REIT Income ETF, the Fund may not purchase any security if, as a result of that purchase, 25% or more of its total assets would be invested in securities of issuers having their principal business activities in the same industry, except that the Fund will invest 25% or more of the value of its total assets in securities of issuers in any one industry or group of industries if the index that the Fund replicates concentrates in an industry or group of industries. This limit does not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

In addition, each Municipal Fund has adopted a fundamental investment policy to invest at least 80% of its assets in investments suggested by its name. For purposes of this policy, the term “assets” means net assets plus the amount of borrowings for investment purposes. Accordingly, each Municipal Fund will invest at least 80% of its assets in municipal securities, except that VanEck Vectors AMT-Free 6-8 Year Municipal Index ETF and VanEck Vectors AMT-Free 12-17 Year Municipal Index ETF will invest at least 80% of their assets in municipal bonds with maturities of 6-8 years and municipal bonds with maturities of 12-17 years, respectively. VanEck Vectors CEF Municipal Income ETF has adopted a fundamental investment policy to invest at least 80% of its total assets in investments the income from which is exempt from U.S. federal income tax (other than the AMT). VanEck Vectors CEF Municipal Income ETF may count securities that generate income subject to the AMT toward the 80% investment requirement.

In addition to the investment restrictions (and with respect to the Municipal Funds and VanEck Vectors CEF Municipal Income ETF, the applicable policy) adopted as fundamental policies as set forth above, each Fund observes the following non-fundamental investment restrictions, which may be changed by the Board without a shareholder vote. Under these restrictions:

1.	Each Fund will not invest in securities which are “illiquid” securities if the result is that more than 15% of a Fund’s net assets would be invested in such securities.

2.	Each Fund will not (except VanEck Vectors Treasury-Hedged High Yield Bond ETF) make short sales of securities.

3.	Each Fund will not purchase any security on margin, except for such short-term loans as are necessary for clearance of securities transactions. The deposit or payment by a Fund or initial or variation margin in
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connection with futures contracts or related options thereon is not considered the purchase of a security on margin.

4.	Each Fund will not participate in a joint or joint-and-several basis in any trading account in securities, although transactions for the Funds and any other account under common or affiliated management may be combined or allocated between a Fund and such account.

5.	Each Fund will not purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act, although a Fund (except VanEck Vectors BDC Income ETF and VanEck Vectors CEF Municipal Income ETF) may not acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act. VanEck Vectors BDC Income ETF and VanEck Vectors CEF Municipal Income ETF will not purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act or an exemption or other relief applicable to the Fund from the provisions of the 1940 Act, as amended from time to time.

In addition to the fundamental and non-fundamental investment restrictions set forth above, each of VanEck Vectors EM Investment Grade + BB Rated USD Sovereign Bond ETF, VanEck Vectors Emerging Markets High Yield Bond ETF, VanEck Vectors Green Bond ETF, VanEck Vectors International High Yield Bond ETF VanEck Vectors J.P. Morgan EM Local Currency Bond ETF, and VanEck Vectors Preferred Securities ex Financials ETF observes the following additional restrictions, which may be changed by the Board without a shareholder vote: under normal market conditions (i) any borrowings by the Fund will be on a temporary basis and will not exceed 10% of the Fund’s net assets; and (ii) the Fund’s investments in the securities of other pooled investment vehicles will not exceed 10% of the Fund’s net assets. For purposes of restriction (ii), real estate investment trusts are not considered to be pooled investment vehicles.

If a percentage limitation is adhered to at the time of investment or contract, a later increase or decrease in percentage resulting from any change in value or total or net assets will not result in a violation of such restriction, except that the percentage limitation with respect to the borrowing of money described above in fundamental restriction 2 will be continuously complied with.

With respect to fundamental restriction 2, the 1940 Act permits each Fund to borrow money from banks in an amount up to one-third of its total assets (including the amount borrowed) less its liabilities (not including any borrowings but including the fair market value at the time of computation of any other senior securities then outstanding). Each Fund may also borrow an additional 5% of its total assets without regard to the foregoing limitation for temporary purposes such as clearance of portfolio transactions. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the policy.

With respect to fundamental restriction 3, the 1940 Act prohibits each Fund from issuing senior securities, except that the Fund may borrow money in amounts of up to one-third of the Fund’s total assets from banks for any purpose. Each Fund may also borrow money or engage in economically similar transactions if those transactions do not constitute “senior securities” under the 1940 Act. The policy above will be interpreted not to prevent collateral arrangements with respect to swaps, options, forward or futures contracts or other derivatives, or the posting of initial or variation margin.

Each Fixed Income Fund may invest its remaining assets in securities not included in its respective Index, municipal bonds (with respect to VanEck Vectors CEF Municipal Income ETF), money market instruments, repurchase agreements or funds which reinvest exclusively in money market instruments, convertible securities (with respect to VanEck Vectors Green Bond ETF), structured notes (notes on which the amount of principal repayment and interest payments are based on the movement of one or more specified factors, such as the movement of a particular stock or stock index) (with respect to VanEck Vectors Green Bond ETF), certain derivatives (with respect to VanEck Vectors Green Bond ETF), in bonds that are in the relevant market but not the Fund’s respective Index and/or in combinations of certain bond index futures contracts, options on such futures contracts, bond options, bond index options, options on the Shares, and bond index swaps and swaptions, each with a view towards providing each Fund with exposure to the securities in its respective Index.

Each Equity Income Fund may invest its remaining assets in securities not included in its respective Index, money market instruments or funds which reinvest exclusively in money market instruments, in stocks that are in the relevant market but not its Index, and/or in combinations of certain stock index futures contracts, options on such futures contracts, stock

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options, stock index options, options on the Shares, and stock index swaps and swaptions, each with a view towards providing each Fund with exposure to the securities in its respective Index.

These investments may be made to invest uncommitted cash balances or, in limited circumstances, to assist in meeting shareholder redemptions of Creation Units. Each Fund also will not invest in money market instruments as part of a temporary defensive strategy to protect against potential stock or bond market declines.

SPECIAL CONSIDERATIONS AND RISKS

A discussion of the risks associated with an investment in each Fund is contained in each Fund’s Prospectus under the headings “Summary Information—Principal Risks of Investing in the Fund” with respect to the applicable Fund, and “Additional Information About the Funds’ Investment Strategies and Risks—Risks of Investing in the Funds.” The discussion below supplements, and should be read in conjunction with, such sections of each Fund’s Prospectus.

General

Investment in each Fund should be made with an understanding that the value of the Fund’s portfolio securities may fluctuate in accordance with changes in the financial condition of the issuers of the portfolio securities, the value of securities generally and other factors.

An investment in each Fixed Income Fund should also be made with an understanding of the risks inherent in an investment in fixed income securities. An issuer may have the right to redeem or “call” a bond before maturity, in which case the investor may have to reinvest the proceeds at lower market rates. Most bonds bear interest income at a “coupon” rate that is fixed for the life of the bond. The value of a fixed rate bond usually rises when market interest rates fall, and falls when market interest rates rise. Accordingly, a fixed rate bond’s yield (income as a percent of the bond’s current value) may differ from its coupon rate as its value rises or falls. Other types of bonds bear income at an interest rate that is adjusted periodically. Because of their adjustable interest rates, the values of “floating-rate” or “variable-rate” bonds generally fluctuate less in response to market interest rate movements than the value of similar fixed rate bonds. The Fixed Income Funds may treat some of these bonds as having a shorter maturity for purposes of calculating the weighted average maturity of its investment portfolio. Generally, prices of higher quality issues tend to fluctuate more with changes in market interest rates than prices of lower quality issues and prices of longer maturity issues tend to fluctuate more than prices of shorter maturity issues. Bonds may be senior or subordinated obligations. Senior obligations generally have the first claim on a corporation’s earnings and assets and, in the event of liquidation, are paid before subordinated obligations. Bonds may be unsecured (backed only by the issuer’s general creditworthiness) or secured (also backed by specified collateral).

An investment in each Equity Income Fund should also be made with an understanding of the risks inherent in an investment in equity securities, including the risk that the financial condition of issuers may become impaired or that the general condition of the stock market may deteriorate (either of which may cause a decrease in the value of the portfolio securities and thus in the value of Shares). Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. These investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic and banking crises. Holders of common stocks incur more risk than holders of preferred stocks and debt obligations because common stockholders, as owners of the issuer, have generally inferior rights to receive payments from the issuer in comparison with the rights of creditors of, or holders of debt obligations or preferred stocks issued by, the issuer. Further, unlike debt securities which typically have a stated principal amount payable at maturity (whose value, however, will be subject to market fluctuations prior thereto), or preferred stocks which typically have a liquidation preference and which may have stated optional or mandatory redemption provisions, common stocks have neither a fixed principal amount nor a maturity. Common stock values are subject to market fluctuations as long as the common stock remains outstanding. In the event that the securities in an Equity Income Fund’s Index are not listed on a national securities exchange, the principal trading market for some may be in the over the counter market. The existence of a liquid trading market for certain securities may depend on whether dealers will make a market in such securities. There can be no assurance that a market will be made or maintained or that any such market will be or remain liquid. The price at which securities may be sold and the value of an Equity Income Fund’s Shares will be adversely affected if trading markets for an Equity Income Fund’s portfolio securities are limited or absent or if bid/ask spreads are wide.

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The Funds are not actively managed by traditional methods, and therefore the adverse financial condition of any one issuer will not result in the elimination of its securities from the securities held by a Fund unless the securities of such issuer are removed from its respective Index.

An investment in each Fund should also be made with an understanding that the Fund will not be able to replicate exactly the performance of its respective Index because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities and other Fund expenses, whereas such transaction costs and expenses are not included in the calculation of its respective Index. In addition, certain Funds’ use of a representative sampling approach may cause each such Fund to not be as well correlated with the return of its respective Index as would be the case if the Fund purchased all of the securities in its respective Index in the proportions represented in such Index. The risk of non-correlation may be higher than other exchange-traded funds which utilize a sampling approach to the extent that a Fund invests a portion of its assets in securities that have economic characteristics that are substantially identical to the securities comprising its respective Index, but which are not included in such Index. It is also possible that for periods of time, a Fund may not fully replicate the performance of its respective Index due to the temporary unavailability of certain Index securities in the secondary market or due to other extraordinary circumstances. Such events are unlikely to continue for an extended period of time because the Fund is required to correct such imbalances by means of adjusting the composition of the securities. It is also possible that the composition of each Fund may not exactly replicate the composition of its respective Index if the Fund has to adjust its portfolio holdings in order to continue to qualify as a regulated investment company (“RIC”) under the U.S. Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), or, in the case of VanEck Vectors BDC Income ETF, to comply with the provisions of the 1940 Act that limit the amount the Fund and its affiliates, in the aggregate, can invest in any one business development company (“BDC”).

Regulatory developments affecting the exchange-traded and OTC derivatives markets may impair a Fund’s ability to manage or hedge its investment portfolio through the use of derivatives. The Dodd-Frank Act and the rules promulgated thereunder may limit the ability of a Fund to enter into one or more exchange-traded or OTC derivatives transactions.

All Funds except for VanEck Vectors BDC Income ETF, VanEck Vectors CEF Municipal Income ETF, VanEck Vectors Mortgage REIT Income ETF and VanEck Vectors Preferred Securities ex Financials ETF. The Trust, on behalf of the Funds, has filed a notice of eligibility with the National Futures Association claiming an exclusion from the definition of the term “commodity pool operator” (“CPO”) pursuant to CFTC Regulation 4.5, as promulgated under the Commodity Exchange Act (“CEA”), with respect to the Funds’ operations. Therefore, neither the Funds nor the Adviser (with respect to the Funds) is subject to registration or regulation as a commodity pool or CPO under the CEA. If a Fund becomes subject to these requirements, a Fund may incur additional compliance and other expenses.

Each Fund’s use of derivatives may also be limited by the requirements of the Internal Revenue Code for qualification as a RIC for U.S. federal income tax purposes.

With respect to investments in swap transactions, commodity futures, commodity options or certain other derivatives used for purposes other than bona fide hedging purposes, an investment company must meet one of the following tests under the amended regulations in order to claim an exemption from being considered a “commodity pool” or CPO. First, the aggregate initial margin and premiums required to establish an investment company’s positions in such investments may not exceed five percent (5%) of the liquidation value of the investment company’s portfolio (after accounting for unrealized profits and unrealized losses on any such investments). Alternatively, the aggregate net notional value of such instruments, determined at the time of the most recent position established, may not exceed one hundred percent (100%) of the liquidation value of the investment company’s portfolio (after accounting for unrealized profits and unrealized losses on any such positions). In addition to meeting one of the foregoing trading limitations, the investment company may not market itself as a commodity pool or otherwise as a vehicle for trading in the commodity futures, commodity options or swaps and derivatives markets. In the event that the Adviser is required to register as a CPO, the disclosure and operations of the Funds would need to comply with all applicable CFTC regulations. Compliance with these additional registration and regulatory requirements would increase operational expenses. Other potentially adverse regulatory initiatives could also develop.

Shares of each Equity Income Fund are subject to the risks of an investment in a portfolio of equity securities in an economic sector or industry in which each Equity Income Fund’s respective Index is highly concentrated. In addition, because it is the policy of each Equity Income Fund to generally invest in the securities that comprise the Fund’s respective Index, the portfolio of securities held by each Equity Income Fund (“Fund Securities”) also will be concentrated in that economic sector or industry.

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VanEck Vectors BDC Income ETF, VanEck Vectors CEF Municipal Income ETF, VanEck Vectors Mortgage REIT Income ETF and VanEck Vectors Preferred Securities ex Financials ETF only. Each of VanEck Vectors BDC Income ETF, VanEck Vectors CEF Municipal Income ETF, VanEck Vectors Mortgage REIT Income ETF and VanEck Vectors Preferred Securities ex Financials ETF has claimed a temporary exemption from the definition of the term CPO under the CEA, and therefore, is not currently subject to registration or regulation as commodity pools under the CEA. When the temporary exemption expires, to the extent VanEck Vectors BDC Income ETF, VanEck Vectors CEF Municipal Income ETF, VanEck Vectors Mortgage REIT Income ETF or VanEck Vectors Preferred Securities ex Financials ETF are not otherwise eligible to claim an exclusion from CFTC regulation, VanEck Vectors BDC Income ETF, VanEck Vectors CEF Municipal Income ETF, VanEck Vectors Mortgage REIT Income ETF or VanEck Vectors Preferred Securities ex Financials ETF, as applicable, may determine to operate subject to CFTC regulation and may incur additional expenses.

Specific Risks Applicable to the Municipal Funds and VanEck Vectors CEF Municipal Income ETF

Municipal Securities Risk. Municipal securities are subject to the risk that litigation, legislation or other political events, local business or economic conditions, credit rating downgrades or the bankruptcy, of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest or otherwise affect the value of such securities. In addition, there is a risk that, as a result of the current economic crisis, the ability of any issuer to pay, when due, the principal or interest on its municipal bonds may be materially affected. Certain municipalities may have difficulty meeting their obligations due to, among other reasons, changes in underlying demographics.

Municipal securities can be significantly affected by political changes as well as uncertainties in the municipal market related to government regulation, taxation, legislative changes or the rights of municipal security holders. Because many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation, utilities and water and sewer, conditions in those sectors can affect the overall municipal market. In addition, changes in the financial condition of an individual municipal insurer can affect the overall municipal market. A number of municipalities have had significant financial problems recently, and these and other municipalities could, potentially, continue to experience significant financial problems resulting from lower tax revenues and/or decreased aid from state and local governments in the event of an economic downturn. This could potentially decrease the Fund’s income or hurt its ability to preserve capital and liquidity. Municipal securities may include revenue bonds, which are generally backed by revenue from a specific project or tax. The issuer of a revenue bond makes interest and principal payments from revenues generated from a particular source or facility, such as a tax on particular property or revenues generated from a municipal water or sewer utility or an airport. Revenue bonds generally are not backed by the full faith and credit and general taxing power of the issuer. Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the taxation supporting the project or assets or the inability to collect revenues for the project or from the assets due to factors such as lower property tax collections as a result of lower home values, lower sales tax revenues as a result of consumers cutting back spending and lower income tax revenue as a result of a higher unemployment rate. In addition, since some municipal obligations may be secured or guaranteed by banks and other institutions, the risk to the Fund could increase if the banking or financial sector suffers an economic downturn and/or if the credit ratings of the institutions issuing the guarantee are downgraded or at risk of being downgraded by a national rating organization.

If the Internal Revenue Service (“IRS”) determines that an issuer of a municipal security has not complied with applicable tax requirements, interest from the security could become taxable and the security could decline significantly in value.

The market for municipal bonds may be less liquid than for taxable bonds. There may also be less publicly available information on the financial condition of issuers of municipal securities than for public corporations. This means that it may be harder to buy and sell municipal securities, especially on short notice, and municipal securities may be more difficult for a Fund (and the Underlying Funds in which VanEck Vectors CEF Municipal Income ETF invests) to value accurately than securities of public corporations. Since the Funds (and the Underlying Funds in which VanEck Vectors CEF Municipal Income ETF invests) invest a significant portion of their portfolio in municipal securities, each Fund’s (and each Underlying Fund’s) portfolio may have greater exposure to liquidity risk than a fund that invests in non-municipal securities. In addition, the value and liquidity of many municipal securities have decreased as a result of the recent financial crisis, which has also adversely affected many municipal securities issuers and may continue to do so. The markets for many credit instruments, including municipal securities, have experienced periods of illiquidity and extreme volatility since the latter half of 2007. In response to the global economic downturn, governmental cost burdens may be reallocated among federal, state and local governments. In addition, issuers of municipal securities may seek protection under the bankruptcy laws. For example, Chapter 9 of the Bankruptcy Code provides a financially distressed municipality protection from its creditors while it develops and negotiates a plan for reorganizing its debts. “Municipality” is defined broadly by the Bankruptcy Code as a “political subdivision or public

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agency or instrumentality of a state” and may include various issues of securities in which the Fund invests. The reorganization of a municipality’s debts may include extending debt maturities, reducing the amount of principal or interest, refinancing the debt or taking other measures, which may significantly affect the rights of creditors and the value of the securities issued by the municipality and the value of a Fund’s investments.

Many state and local governments that issue municipal securities are currently under significant economic and financial stress and may not be able to satisfy their obligations. The taxing power of any governmental entity may be limited and an entity’s credit may depend on factors which are beyond the entity’s control.

Education Bond Risk. In general, there are two types of education-related bonds: those issued to finance projects for public and private colleges and universities, and those representing pooled interests in student loans. Bonds issued to supply educational institutions with funds are subject to the risk of unanticipated revenue decline, primarily the result of decreasing student enrollment or decreasing state and federal funding. Among the factors that may lead to declining or insufficient revenues are restrictions on students’ ability to pay tuition, availability of state and federal funding, and general economic conditions. Student loan revenue bonds are generally offered by state (or sub-state) authorities or commissions and are backed by pools of student loans. Underlying student loans may be guaranteed by state guarantee agencies and may be subject to reimbursement by the United States Department of Education through its guaranteed student loan program. Others may be private, uninsured loans made to parents or students which are supported by reserves or other forms of credit enhancement. Recoveries of principal due to loan defaults may be applied to redemption of bonds or may be used to re-lend, depending on program latitude and demand for loans. Cash flows supporting student loan revenue bonds are impacted by numerous factors, including the rate of student loan defaults, seasoning of the loan portfolio and student repayment deferral periods of forbearance. Other risks associated with student loan revenue bonds include potential changes in federal legislation regarding student loan revenue bonds, state guarantee agency reimbursement and continued federal interest and other program subsidies currently in effect.

Electric Utilities Bond Risk. The electric utilities industry has been experiencing, and will continue to experience, increased competitive pressures. Federal legislation may open transmission access to any electricity supplier, although it is not presently known to what extent competition will evolve. Other risks include: (a) the availability and cost of fuel; (b) the availability and cost of capital; (c) the effects of conservation on energy demand; (d) the effects of rapidly changing environmental, safety and licensing requirements, and other federal, state and local regulations, (e) timely and sufficient rate increases and governmental limitations on rates charged to customers; (f) the effects of opposition to nuclear power; (h) increases in operating costs; and (i) obsolescence of existing equipment, facilities and products.

General Obligation Bond Risk. General obligation bonds are not backed by revenues from a specific project or source. Instead, general obligation bonds are backed by the “full faith and credit” of the issuer, which has the power to tax residents to pay bondholders. Timely payments depend on the issuer’s credit quality, ability to raise tax revenues and ability to maintain an adequate tax base.

Health Care Bond Risk. The health care industry is subject to regulatory action by a number of private and governmental agencies, including federal, state and local governmental agencies. A major source of revenues for the health care industry is payments from Medicare and Medicaid programs. As a result, the industry is sensitive to legislative changes and reductions in governmental spending for such programs. Numerous other factors may also affect the industry and the value and credit quality of health care bonds, such as general and local economic conditions, demand for services, expenses (including malpractice insurance premiums) and competition among health care providers. The following elements may adversely affect health care facility operations: the implementation of national and/or state-specific health insurance exchanges; other national, state or local health care reform measures; medical and technological advances which dramatically alter the need for health services or the way in which such services are delivered; changes in medical coverage which alter the traditional fee-for-service revenue stream; efforts by employers, insurers, and governmental agencies to reduce the costs of health insurance and health care services; and increases and decreases in the cost and availability of medical products.

Housing Bond Risk. Housing revenue bonds are generally issued by a state, county, city, local housing authority or other public agency. They generally are secured by the revenues derived from mortgages purchased with the proceeds of the bond issue. It is extremely difficult to predict the supply of available mortgages to be purchased with the proceeds of an issue or the future cash flow from the underlying mortgages. Consequently, there are risks that proceeds will exceed supply, resulting in early retirement of bonds, or that homeowner repayments will create an irregular cash flow. Many factors may affect the financing of multi-family housing projects, including acceptable completion of construction, proper management, occupancy and rent levels, economic conditions and changes to current laws and regulations.

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Industrial Development Bond Risk. Industrial developments bonds are revenue bonds issued by or on behalf of public authorities to obtain funds to finance various public and/or privately operated facilities, including those for business and manufacturing, housing, sports, pollution control, airport, mass transit, port and parking facilities. These bonds are normally secured only by the revenues from the project and not by state or local government tax payments. Consequently, the credit quality of these securities is dependent upon the ability of the user of the facilities financed by the bonds and any guarantor to meet its financial obligations. Payment of interest on and repayment of principal of such bonds are the responsibility of the user and/or any guarantor. These bonds are subject to a wide variety of risks, many of which relate to the nature of the specific project. Generally, the value and credit quality of these bonds are sensitive to the risks related to an economic slowdown.

There is no guarantee that a Fund’s income will be exempt from federal or state income taxes. Events occurring after the date of issuance of a municipal bond or after a Fund’s acquisition of a municipal bond may result in a determination that interest on that bond is includible in gross income for U.S. federal income tax purposes retroactively to its date of issuance. Such a determination may cause a portion of prior distributions by a Fund to its shareholders to be taxable to those shareholders in the year of receipt. Federal or state changes in income or alternative minimum tax rates or in the tax treatment of municipal bonds may make municipal bonds less attractive as investments and cause them to lose value.

Lease Obligations Risk. Lease obligations may have risks not normally associated with general obligation or other revenue bonds. Leases and installment purchase or conditional sale contracts (which may provide for title to the leased asset to pass eventually to the issuer) have developed as a means for governmental issuers to acquire property and equipment without the necessity of complying with the constitutional statutory requirements generally applicable for the issuance of debt. Certain lease obligations contain “non-appropriation” clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for that purpose by the appropriate legislative body on an annual or other periodic basis. Consequently, continued lease payments on those lease obligations containing “nonappropriation” clauses are dependent on future legislative actions. If these legislative actions do not occur, the holders of the lease obligation may experience difficulty in exercising their rights, including disposition of the property. In such circumstances, a Fund might not recover the full principal amount of the obligation.

Municipal Market Disruption Risk. The value of municipal securities may be affected by uncertainties in the municipal market related to legislation or litigation involving the taxation of municipal securities or the rights of municipal securities holders in the event of a bankruptcy. Proposals to restrict or eliminate the federal income tax exemption for interest on municipal securities are introduced before Congress from time to time. Proposals also may be introduced before state legislatures that would affect the state tax treatment of a municipal fund’s distributions. If such proposals were enacted, the availability of municipal securities and the value of a municipal fund’s holdings would be affected. Municipal bankruptcies are relatively rare, and certain provisions of the U.S. Bankruptcy Code governing such bankruptcies are unclear and remain untested. Further, the application of state law to municipal issuers could produce varying results among the states or among municipal securities issuers within a state. These legal uncertainties could affect the municipal securities market generally, certain specific segments of the market, or the relative credit quality of particular securities. There is also the possibility that as a result of litigation or other conditions, the power or ability of issuers to meet their obligations for the payment of interest and principal on their municipal securities may be materially affected or their obligations may be found to be invalid or unenforceable. Such litigation or conditions may from time to time have the effect of introducing uncertainties in the market for municipal securities or certain segments thereof, or of materially affecting the credit risk with respect to particular bonds. Adverse economic, business, legal or political developments might affect all or a substantial portion of the Funds’ municipal securities in the same manner. Any of these effects could have a significant impact on the prices of some or all of the municipal securities held by a Fund.

Resource Recovery Bond Risk. Resource recovery bonds are a type of revenue bond issued to build facilities such as solid waste incinerators or waste-to-energy plants. Typically, a private corporation is involved, at least during the construction phase, and the revenue stream is secured by fees or rents paid by municipalities for use of the facilities. These bonds are normally secured only by the revenues from the project and not by state or local government tax receipts. Consequently, the credit quality of these securities is dependent upon the ability of the user of the facilities financed by the bonds and any guarantor to meet its financial obligations. The viability of a resource recovery project, environmental protection regulations, and project operator tax incentives may affect the value and credit quality of resource recovery bonds.

Special Tax Bond Risk. Special tax bonds are usually backed and payable through a single tax, or series of special taxes such as incremental property taxes. The failure of the tax levy to generate adequate revenue to pay the debt service on the bonds may cause the value of the bonds to decline. Adverse conditions and developments affecting a particular project may result in lower revenues to the issuer of the municipal securities, which may adversely affect the value of a Fund’s portfolio.

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Tax Risks. As with any investment, you should consider how your investment in Shares of a Fund will be taxed. The tax information in the Prospectus and SAI is provided as general information. You should consult your own tax professional about the tax consequences of an investment in Shares of a Fund.

Tobacco Bond Risk. Tobacco settlement revenue bonds are generally neither general nor legal obligations of a state or any of its political subdivisions and neither the full faith and credit nor the taxing power nor any other assets or revenues of a state or of any political subdivision will be pledged to the payment of any such bonds. In addition, tobacco companies’ profits from the sale of tobacco products are inherently variable and difficult to estimate. There can be no guarantee that tobacco companies will earn enough revenues to cover the payments due under tobacco bonds. The revenues of tobacco companies may be adversely affected by the adoption of new legislation and/or by litigation.

Transportation Bond Risk. Transportation debt may be issued to finance the construction of airports, toll roads, highways or other transit facilities. Airport bonds are dependent on the general stability of the airline industry and on the stability of a specific carrier who uses the airport as a hub. Air traffic generally follows broader economic trends and is also affected by the price and availability of fuel. Toll road bonds are also affected by the cost and availability of fuel as well as toll levels, the presence of competing roads and the general economic health of an area. Fuel costs and availability also affect other transportation-related securities, as do the presence of alternate forms of transportation, such as public transportation. Municipal securities that are issued to finance a particular transportation project often depend solely on revenues from that project to make principal and interest payments. Adverse conditions and developments affecting a particular project may result in lower revenues to the issuer of the municipal securities.

Water and Sewer Bond Risk. Water and sewer revenue bonds are often considered to have relatively secure credit as a result of their issuer’s importance, monopoly status and generally unimpeded ability to raise rates. Despite this, lack of water supply due to insufficient rain, run-off or snow pack is a concern that has led to past defaults. Further, public resistance to rate increases, costly environmental litigation, and federal environmental mandates are challenges faced by issuers of water and sewer bonds.

RQFII Program Risk (VanEck Vectors ChinaAMC China Bond ETF Only)

The Adviser allocates a portion of VanEck Vectors ChinaAMC China Bond ETF’s assets to an unaffiliated sub-adviser with an RQFII license (a “sub-adviser”) for purposes of investing in Renminbi (“RMB”) – denominated debt obligations issued within The People’s Republic of China (“PRC” or “China”) (“RMB Bonds”). China Asset Management (Hong Kong) Limited (the “Sub-Adviser”) currently acts as VanEck Vectors ChinaAMC China Bond ETF’s sub-adviser for this purpose. The RQFII regulations provide that the size of a RQFII’s quota may be reduced or cancelled by SAFE if the RQFII is unable to use all or a portion of its RQFII quota effectively within one year after the quota is granted. Pursuant to PRC and RQFII regulations, SAFE is vested with the power to impose regulatory sanctions if the Sub-Adviser, in its capacity as RQFII, or the PRC sub-custodian violates any provision of the RQFII regulations. Any such violations could result in the revocation of the Sub-Adviser’s quota or other regulatory sanctions and may adversely impact the portion of the Sub-Adviser’s quota granted with respect to VanEck Vectors ChinaAMC China Bond ETF.

If SAFE reduces the Sub-Adviser’s quota, it may affect VanEck Vectors ChinaAMC China Bond ETF’s ability to effectively pursue its investment strategy. In addition, the Sub-Adviser’s RQFII status could be suspended or revoked. There can be no assurance that the Sub-Adviser will continue to maintain its RQFII status or be able to acquire additional RQFII quota. In the event the Sub-Adviser is unable to maintain its RQFII status or its RQFII quota becomes inadequate, and the Adviser is not able to retain an additional sub-adviser with an RQFII quota or identify other methods to invest in RMB Bonds, VanEck Vectors ChinaAMC China Bond ETF may be unable to gain exposure to RMB Bonds through other means described in the Prospectus. In such event it is possible that the trading price of VanEck Vectors ChinaAMC China Bond ETF’s Shares on the Exchange will be at a significant premium or discount to the NAV (which may also increase tracking error of the Fund) and could experience significant redemptions.

The current RQFII regulations include rules on investment restrictions applicable to VanEck Vectors ChinaAMC China Bond ETF. Transaction sizes for RQFIIs are relatively large (with the corresponding heightened risk of exposure to decreased market liquidity and significant price volatility leading to possible adverse effects on the timing and pricing of acquisition or disposal of securities).

The regulations which regulate investments by RQFIIs in the PRC and the repatriation of capital from RQFII investments are relatively new and continue to evolve. The application and interpretation of such investment regulations are

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therefore relatively untested and there is no certainty as to how they will be applied as the PRC authorities and regulators have been given wide discretion in such investment regulations and there is no precedent or certainty as to how such discretion may be exercised now or in the future. The future application and/or interpretation of such regulations may create difficulties with respect to the manner in which VanEck Vectors ChinaAMC China Bond ETF seeks to invest in RMB Bonds in furtherance of its investment objective.

U.S. Federal Tax Treatment of Futures Contracts and Certain Option Contracts

Each Fund may be required for federal income tax purposes to mark-to-market and recognize as income for each taxable year their net unrealized gains and losses on certain futures contracts and option contracts as of the end of the year as well as those actually realized during the year. Gain or loss from futures contracts required to be marked-to-market will be 60% long-term and 40% short-term capital gain or loss. Application of this rule may alter the timing and character of distributions to shareholders. Each Fund may be required to defer the recognition of losses on futures contracts or certain option contracts to the extent of any unrecognized gains on related positions held by the Fund.

In order for a Fund to continue to qualify for U.S. federal income tax treatment as a RIC, at least 90% of its gross income for a taxable year must be derived from qualifying income, i.e., dividends, interest, income derived from loans of securities, gains from the sale of securities or of foreign currencies or other income derived with respect to the Fund’s business of investing in securities. It is anticipated that any net gain realized from the closing out of futures contracts or certain option contracts will be considered gain from the sale of securities and therefore will be qualifying income for purposes of the 90% requirement.

Each Fund distributes to shareholders annually any net capital gains which have been recognized for U.S. federal income tax purposes (including unrealized gains at the end of the Fund’s fiscal year on certain futures transactions and certain option contracts). Such distributions are combined with distributions of capital gains realized on each Fund’s other investments and shareholders are advised on the nature of the distributions.

Concentration Considerations

To the extent that a Fund’s investments are concentrated in a particular sector or sectors or industry or group of industries, the Fund will be subject to the risk that economic, political or other conditions that have a negative effect on that sector or industry will negatively impact the Fund to a greater extent than if the Fund’s assets were invested in a wider variety of sectors or industries. The securities of state and municipal governments and their political subdivisions are not considered to be issued by members of any industry.

Cyber Security

The Funds, their service providers, each Exchange and Authorized Participants (defined below) are susceptible to cyber security risks that include, among other things, theft, unauthorized monitoring, release, misuse, loss, destruction or corruption of confidential and highly restricted data; denial of service attacks; unauthorized access to relevant systems, compromises to networks or devices that the Funds and their service providers use to service the Funds’ operations; or operational disruption or failures in the physical infrastructure or operating systems that support the Funds and their service providers. Cyber attacks against or security breakdowns of the Funds, their service providers, an Exchange or Authorized Participants may adversely impact the Funds and their shareholders, potentially resulting in, among other things, financial losses; the inability of Fund shareholders to transact business and the Funds to process transactions; inability to calculate the Funds’ NAVs; violations of applicable privacy and other laws; regulatory fines, penalties, reputational damage, reimbursement or other compensation costs; and/or additional compliance costs. The Funds may incur additional costs for cyber security risk management and remediation purposes. In addition, cyber security risks may also impact issuers of securities in which the Funds invest, which may cause the Funds’ investment in such issuers to lose value. There can be no assurance that the Funds, their service providers, an Exchange or Authorized Participants will not suffer losses relating to cyber attacks or other information security breaches in the future.

EXCHANGE LISTING AND TRADING

A discussion of exchange listing and trading matters associated with an investment in each Fund is contained in each Fund’s Prospectus under the headings “Summary Information—Principal Risks of Investing in the Fund” with respect to the applicable Fund, “Additional Information About the Funds’ Investment Strategies and Risks—Risks of Investing in the Funds,”

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“Shareholder Information—Determination of NAV” and “Shareholder Information—Buying and Selling Exchange-Traded Shares.” The discussion below supplements, and should be read in conjunction with, such sections of each Fund’s Prospectus.

The Shares of each Fund are listed on the relevant Exchange and trade in the secondary market at prices that may differ to some degree from their NAV. An Exchange may but is not required to remove the Shares of the Funds from listing if: (1) following the initial twelve-month period beginning upon the commencement of trading of the Funds, there are fewer than 50 beneficial holders of the Shares for 30 or more consecutive trading days, (2) the value of a Fund’s respective Index or portfolio of securities on which the Fund is based is no longer calculated or available or (3) such other event shall occur or condition exists that, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. In addition, the Exchange will remove the Shares from listing and trading upon termination of the Trust. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of Shares of the Funds will continue to be met.

As in the case of other securities traded on the Exchange, brokers’ commissions on secondary market transactions in Shares of each of the Funds will be based on negotiated commission rates at customary levels.

In order to provide investors with a basis to gauge whether the market price of the Shares on an Exchange is approximately consistent with the current value of the assets of a Fund on a per Share basis, an updated value of each Fund’s Shares is disseminated intraday (“IIV” and also known as the Indicative Optimized Portfolio Value) through the facilities of the Consolidated Tape Association’s Network B. IIVs are disseminated every 15 seconds during regular Exchange trading hours. The Funds are not involved in or responsible for the calculation or dissemination of the IIVs and make no warranty as to the accuracy of the IIVs.

The IIV has a securities component and a cash component reflecting cash and other assets that may be held by the Funds. The securities values included in the IIV are the values of the Deposit Securities (as defined below under the heading “Creation and Redemption of Creation Units—Fund Deposit”) for the Funds. While the IIV reflects the approximate current value of the Deposit Securities required to be deposited in connection with the purchase of a Creation Unit, it does not necessarily reflect the precise composition of the current portfolio of securities held by the Funds at a particular point in time because the current portfolio of each Fund may include securities that are not a part of the current Deposit Securities. Therefore, each Fund’s IIV disseminated during the Exchange trading hours should not be viewed as a real-time update of the Fund’s NAV, which is calculated only once a day.

The cash component included in the IIV could consist of estimated accrued interest, dividends and other income, less expenses. If applicable, the IIV also reflects changes in currency exchange rates between the U.S. dollar and the applicable currency.

BOARD OF TRUSTEES OF THE TRUST

Trustees and Officers of the Trust

The Board of the Trust consists of five Trustees, four of whom are not “interested persons” (as defined in the 1940 Act), of the Trust (the “Independent Trustees”). Mr. David H. Chow, an Independent Trustee, serves as Chairman of the Board. The Board is responsible for overseeing the management and operations of the Trust, including general supervision of the duties performed by the Adviser, Sub-Adviser, and other service providers to the Trust. The Adviser is responsible for the day-to-day administration and business affairs of the Trust.

The Board believes that each Trustee’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that the Board possesses the requisite skills and attributes to carry out its oversight responsibilities with respect to the Trust. The Board believes that the Trustees’ ability to review, critically evaluate, question and discuss information provided to them, to interact effectively with the Adviser, other service providers, counsel and independent auditors, and to exercise effective business judgment in the performance of their duties, support this conclusion. The Board also has considered the following experience, qualifications, attributes and/or skills, among others, of its members in reaching its conclusion: such person’s character and integrity; length of service as a board member of the Trust; such person’s willingness to serve and willingness and ability to commit the time necessary to perform the duties of a Trustee; and as to each Trustee other than Mr. van Eck, his status as not being an “interested person” (as defined in the 1940 Act) of the Trust. In addition, the following specific experience, qualifications, attributes and/or skills apply as to each Trustee: Mr. Chow, significant business and financial experience, particularly in the investment management industry, experience with trading and markets through his involvement with the Pacific Stock Exchange, and service as a chief executive officer, board

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member, partner or executive officer of various businesses and non-profit organizations; Mr. Short, business and financial experience, particularly in the investment management industry, and service as a president, board member or executive officer of various businesses; Mr. Sidebottom, business and financial experience, particularly in the investment management industry, and service as partner and/or executive officer of various businesses; Mr. Stamberger, business and financial experience and service as the president and chief executive officer of SmartBrief Inc., a media company; and Mr. van Eck, business and financial experience, particularly in the investment management industry, and service as a president, executive officer and/or board member of various businesses, including the Adviser, Van Eck Securities Corporation (“VESC”), and Van Eck Absolute Return Advisers Corporation (“VEARA”). References to the experience, qualifications, attributes and skills of Trustees are pursuant to requirements of the SEC, do not constitute holding out of the Board or any Trustee as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

The Trustees of the Trust, their addresses, positions with the Trust, year of birth, term of office and length of time served, principal occupations during the past five years, the number of portfolios in the Fund Complex overseen by each Trustee and other directorships, if any, held by the Trustees, are set forth below.

Independent Trustees

Name, Address[1] and Year of Birth	Position(s) Held with the Trust	Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex[3] Overseen	Other Directorships Held By Trustee During Past Five Years

David H. Chow, 1957*†	Chairman Trustee	Since 2008 Since 2006	Founder and CEO, DanCourt Management LLC (financial/strategy consulting firm and Registered Investment Adviser), March 1999 to present.	59	Director, Forward Management LLC and Audit Committee Chairman, May 2008 to June 2015; Trustee, Berea College of Kentucky and Vice-Chairman of the Investment Committee, May 2009 to present; Member of the Governing Council of the Independent Directors Council, October 2012 to present; President, July 2013 to June 2015, and Board Member of the CFA Society of Stamford, July 2009 to present; Advisory Board member, MainStay Fund Complex[4], June 2015 to December 2015; Trustee, MainStay Fund Complex[4], January 2016 to present.

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Name, Address[1] and Year of Birth	Position(s) Held with the Trust	Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex[3] Overseen	Other Directorships Held By Trustee During Past Five Years

R. Alastair Short, 1953*†	Trustee	Since 2006	President, Apex Capital Corporation (personal investment vehicle), January 1988 to present; Vice Chairman, W.P. Stewart & Co., Inc. (asset management firm), September 2007 to September 2008; and Managing Director, The GlenRock Group, LLC (private equity investment firm), May 2004 to September 2007.	71	Chairman and Independent Director, EULAV Asset Management, January 2011 to present; Independent Director, Tremont offshore funds, June 2009 to present; Director, Kenyon Review.
Peter J. Sidebottom, 1962*†	Trustee	Since 2012	Lead Partner, North America Banking and Capital Markets Strategy, Accenture, May 2017 to present; Partner, PWC/Strategy & Financial Services Advisory, February 2015 to March 2017; Founder and Board Member, AspenWoods Risk Solutions, September 2013 to February 2016; Independent consultant, June 2013 – February 2015; Partner, Bain & Company (management consulting firm), April 2012 to December 2013; Executive Vice President and Senior Operating Committee Member, TD Ameritrade (on-line brokerage firm), February 2009 to January 2012.	59	Board Member, Special Olympics, New Jersey, November 2011 to September 2013; Director, The Charlotte Research Institute, December 2000 to 2009; Board Member, Social Capital Institute, University of North Carolina Charlotte, November 2004 to January 2012; Board Member, NJ-CAN, July 2014 to 2016.
Richard D. Stamberger, 1959*†	Trustee	Since 2006	Director, President and CEO, SmartBrief, Inc. (media company).	71	Director, Food and Friends, Inc., 2013 to present.

1	The address for each Trustee and officer is 666 Third Avenue, 9th Floor, New York, New York 10017.
2	Each Trustee serves until resignation, death, retirement or removal. Officers are elected yearly by the Trustees.
3	The Fund Complex consists of the VanEck Funds, VanEck VIP Trust and the Trust.
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4	The MainStay Fund Complex consists of MainStay Funds Trust, MainStay Funds, MainStay VP Funds Trust, Private Advisors Alternative Strategies Master Fund, Private Advisors Alternative Strategies Fund and MainStay Defined Term Municipal Opportunities Fund.
*	Member of the Audit Committee.
†	Member of the Nominating and Corporate Governance Committee.

Interested Trustee

Name, Address[1] and Year of Birth	Position(s) Held with the Trust	Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex[3] Overseen	Other Directorships Held By Trustee During Past Five Years

Jan F. van Eck, 1963[4]	Trustee, President and Chief Executive Officer	Trustee (Since 2006); President and Chief Executive Officer (Since 2009)	Director, President, Chief Executive Officer and Owner of the Adviser, Van Eck Associates Corporation; Director, President and Chief Executive Officer, VESC; Director, President and Chief Executive Officer, VEARA.	59	Director, National Committee on US-China Relations.

1	The address for each Trustee and officer is 666 Third Avenue, 9th Floor, New York, New York 10017.
2	Each Trustee serves until resignation, death, retirement or removal. Officers are elected yearly by the Trustees.
3	The Fund Complex consists of the VanEck Funds, VanEck VIP Trust and the Trust.
4	“Interested person” of the Trust within the meaning of the 1940 Act. Mr. van Eck is an officer of the Adviser.

Officer Information

The Officers of the Trust, their addresses, positions with the Trust, year of birth and principal occupations during the past five years are set forth below.

Officer’s Name, Address[1] and Year of Birth	Position(s) Held with the Trust	Term of Office[2] and Length of Time Served	Principal Occupation(s) During The Past Five Years

Matthew A. Babinsky, 1983	Assistant Vice President and Assistant Secretary	Since 2016	Assistant Vice President and Assistant General Counsel of the Adviser, VESC and VEARA (since 2016); Associate, Clifford Chance US LLP (October 2011 to April 2016); Officer of other investment companies advised by the Adviser.

Russell G. Brennan, 1964	Assistant Vice President and Assistant Treasurer	Since 2008	Assistant Vice President and Assistant Treasurer of the Adviser (since 2008); Manager (Portfolio Administration) of the Adviser, September 2005 to October 2008; Officer of other investment companies advised by the Adviser.
Charles T. Cameron, 1960	Vice President	Since 2006	Director of Trading (since 1995) and Portfolio Manager (since 1997) for the Adviser; Officer of other investment companies advised by the Adviser.
Simon Chen, 1971	Assistant Vice President	Since 2012	Greater China Director of the Adviser (since January 2012); General Manager, SinoMarkets Ltd. (June 2007 to December 2011).
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Officer’s Name, Address[1] and Year of Birth	Position(s) Held with the Trust	Term of Office[2] and Length of Time Served	Principal Occupation(s) During The Past Five Years
John J. Crimmins, 1957	Vice President, Treasurer, Chief Financial Officer and Principal Accounting Officer	Vice President, Chief Financial Officer and Principal Accounting Officer (Since 2012); Treasurer (Since 2009)	Vice President of Portfolio Administration of the Adviser, June 2009 to present; Vice President of VESC and VEARA, June 2009 to present; Chief Financial, Operating and Compliance Officer, Kern Capital Management LLC, September 1997 to February 2009; Officer of other investment companies advised by the Adviser.

Eduardo Escario, 1975	Vice President	Since 2012	Regional Director, Business Development/Sales for Southern Europe and South America of the Adviser (since July 2008); Regional Director (Spain, Portugal, South America and Africa) of Dow Jones Indexes and STOXX Ltd. (May 2001 to July 2008).

Susan C. Lashley, 1955	Vice President	Since 2006	Vice President of the Adviser and VESC; Officer of other investment companies advised by the Adviser.

Laura I. Martínez, 1980	Vice President and Assistant Secretary	Vice President (Since 2016) and Assistant Secretary (Since 2008)	Vice President (since 2016), Associate General Counsel and Assistant Secretary (since 2008) and Assistant Vice President (2008 to 2016) of the Adviser, VESC and VEARA (since 2008); Associate, Davis Polk & Wardwell (October 2005 to June 2008); Officer of other investment companies advised by the Adviser.

James Parker, 1969	Assistant Treasurer	Since June 2014	Manager (Portfolio Administration) of the Adviser (since June 2010); Vice President of JPMorgan Chase & Co. (April 1999-January 2010).
Philipp Schlegel, 1974	Vice President	Since 2016	Senior Director of Van Eck Switzerland AG (since 2010).
Jonathan R. Simon, 1974	Senior Vice President, Secretary and Chief Legal Officer	Senior Vice President (Since 2016) and Secretary and Chief Legal Officer (Since 2014)	Senior Vice President (since 2016), General Counsel and Secretary (since 2014) and Vice President (2006 to 2016) of the Adviser, VESC and VEARA; Officer of other investment companies advised by the Adviser.
Bruce J. Smith, 1955	Senior Vice President	Since 2006	Senior Vice President, Chief Financial Officer, Treasurer and Controller of the Adviser, VESC and VEARA (since 1997); Director of the Adviser, VESC and VEARA (since October 2010); Officer of other investment companies advised by the Adviser.
Janet Squitieri, 1961	Chief Compliance Officer	Since September 2013	Vice President, Global Head of Compliance of the Adviser, VESC and VEARA (since September 2013); Chief Compliance Officer and Senior Vice President North America of HSBC Global Asset Management NA (August 2010 – September 2013); Chief Compliance Officer North America of Babcock & Brown LP (July 2008 - June 2010).

1	The address for each Officer is 666 Third Avenue, 9th Floor, New York, New York 10017.
2	Officers are elected yearly by the Trustees.
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The Board of the Trust met six times during the fiscal year ended April 30, 2017.

The Board has an Audit Committee consisting of four Trustees who are Independent Trustees. Messrs. Chow, Short, Sidebottom and Stamberger currently serve as members of the Audit Committee and each of Messrs. Chow, Short, Sidebottom and Stamberger has been designated as an “audit committee financial expert” as defined under Item 407 of Regulation S-K of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Mr. Short is the Chairman of the Audit Committee. The Audit Committee has the responsibility, among other things, to: (i) oversee the accounting and financial reporting processes of the Trust and its internal control over financial reporting; (ii) oversee the quality and integrity of the Trust’s financial statements and the independent audit thereof; (iii) oversee or, as appropriate, assist the Board’s oversight of the Trust’s compliance with legal and regulatory requirements that relate to the Trust’s accounting and financial reporting, internal control over financial reporting and independent audit; (iv) approve prior to appointment the engagement of the Trust’s independent registered public accounting firm and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Trust’s independent registered public accounting firm; and (v) act as a liaison between the Trust’s independent registered public accounting firm and the full Board. The Audit Committee met four times during the fiscal year ended April 30, 2017.

The Board also has a Nominating and Corporate Governance Committee consisting of four Independent Trustees. Messrs. Chow, Short, Sidebottom and Stamberger currently serve as members of the Nominating and Corporate Governance Committee. Mr. Stamberger is the Chairman of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee has the responsibility, among other things, to: (i) evaluate, as necessary, the composition of the Board, its committees and sub-committees and make such recommendations to the Board as deemed appropriate by the Committee; (ii) review and define Independent Trustee qualifications; (iii) review the qualifications of individuals serving as Trustees on the Board and its committees; (iv) evaluate, recommend and nominate qualified individuals for election or appointment as members of the Board and recommend the appointment of members and chairs of each Board committee and subcommittee; and (v) review and assess, from time to time, the performance of the committees and subcommittees of the Board and report the results to the Board. The Nominating and Corporate Governance Committee met once during the fiscal year ended April 30, 2017.

The Board has determined that its leadership structure is appropriate given the business and nature of the Trust. In connection with its determination, the Board considered that the Chairman of the Board is an Independent Trustee. The Chairman of the Board can play an important role in setting the agenda of the Board and also serves as a key point person for dealings between management and the other Independent Trustees. The Independent Trustees believe that the Chairman’s independence facilitates meaningful dialogue between the Adviser and the Independent Trustees. The Board also considered that the Chairman of each Board committee is an Independent Trustee, which yields similar benefits with respect to the functions and activities of the various Board committees. The Independent Trustees also regularly meet outside the presence of management and are advised by independent legal counsel. The Board has determined that its committees help ensure that the Trust has effective and independent governance and oversight. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from management of the Trust, including the Adviser. The Board reviews its structure on an annual basis.

As an integral part of its responsibility for oversight of the Trust in the interests of shareholders, the Board, as a general matter, oversees risk management of the Trust’s investment programs and business affairs. The function of the Board with respect to risk management is one of oversight and not active involvement in, or coordination of, day-to-day risk management activities for the Trust. The Board recognizes that not all risks that may affect the Trust can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Trust’s goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Trustees that may relate to risk management matters are typically summaries of the relevant information.

The Board exercises oversight of the risk management process primarily through the Audit Committee, and through oversight by the Board itself. The Trust faces a number of risks, such as investment-related and compliance risks. The Adviser’s personnel seek to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Trust. Under the overall supervision of the Board or the applicable Committee of the Board, the Trust, the Adviser, and the affiliates of the Adviser employ a variety of processes, procedures and controls to identify such possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Different processes, procedures and controls are employed with respect to different types of risks. Various personnel, including the Trust’s Chief Compliance Officer, as well as various personnel of the Adviser and other service providers such as the Trust’s independent accountants,

23

may report to the Audit Committee and/or to the Board with respect to various aspects of risk management, as well as events and circumstances that have arisen and responses thereto.

Except as follows, the officers and Trustees of the Trust, in the aggregate, own less than 1% of the Shares of each Fund as of July 31, 2017. The officers and Trustees of the Trust, in the aggregate, own 2.0% of the Shares of VanEck Vectors AMT-Free 6-8 Year Municipal Index ETF, 5.5% of the Shares of VanEck Vectors Emerging Markets Aggregate Bond ETF and 10.5% of the Shares of VanEck Vectors Treasury-Hedged High Yield Bond ETF.

For each Trustee, the dollar range of equity securities beneficially owned (including ownership through the Trust’s Deferred Compensation Plan) by the Trustee in the Trust and in all registered investment companies advised by the Adviser (“Family of Investment Companies”) that are overseen by the Trustee is shown below.

Name of Trustee	Dollar Range of Equity Securities in VanEck Vectors AMT-Free 6-8 Year Municipal Index ETF (As of December 31, 2016)	Dollar Range of Equity Securities in VanEck Vectors AMT-Free 12-17 Year Municipal Index ETF (As of December 31, 2016)	Dollar Range of Equity Securities in VanEck Vectors AMT-Free Intermediate Municipal Index ETF (As of December 31, 2016)	Dollar Range of Equity Securities in VanEck Vectors AMT-Free Long Municipal Index ETF (As of December 31, 2016)
David H. Chow	None	None	None	None
R. Alastair Short	None	None	None	None
Peter J. Sidebottom	None	None	None	None
Richard D. Stamberger	None	None	None	None
Jan F. van Eck	$10,001-$50,000	$10,001-$50,000	$10,001-$50,000	$1-$10,000

Name of Trustee	Dollar Range of Equity Securities in VanEck Vectors AMT-Free Short Municipal Index ETF (As of December 31, 2016)	Dollar Range of Equity Securities in VanEck Vectors BDC Income ETF (As of December 31, 2016)	Dollar Range of Equity Securities in VanEck Vectors CEF Municipal Income ETF (As of December 31, 2016)	Dollar Range of Equity Securities in VanEck Vectors ChinaAMC China Bond ETF (As of December 31, 2016)
David H. Chow	None	None	None	None
R. Alastair Short	None	None	None	None
Peter J. Sidebottom	None	None	None	None
Richard D. Stamberger	None	None	None	None
Jan F. van Eck	$10,001-$50,000	$10,001-$50,000	Over $100,000	$10,001-$50,000

Name of Trustee	Dollar Range of Equity Securities in VanEck Vectors EM Investment Grade + BB Rated USD Sovereign Bond ETF (As of December 31, 2016)	Dollar Range of Equity Securities in VanEck Vectors Emerging Markets Aggregate Bond ETF (As of December 31, 2016)	Dollar Range of Equity Securities in VanEck Vectors Emerging Markets High Yield Bond ETF (As of December 31, 2016)	Dollar Range of Equity Securities in VanEck Vectors Fallen Angel High Yield Bond ETF (As of December 31, 2016)
David H. Chow	None	None	None	None
R. Alastair Short	None	None	None	None
Peter J. Sidebottom	None	None	None	None
Richard D. Stamberger	None	None	None	None
Jan F. van Eck	Over $100,000	Over $100,000	Over $100,000	None

Name of Trustee	Dollar Range of Equity Securities in VanEck Vectors Green Bond ETF (As of December 31, 2016)	Dollar Range of Equity Securities in VanEck Vectors High-Yield Municipal Index ETF (As of December 31, 2016)	Dollar Range of Equity Securities in VanEck Vectors International High Yield Bond ETF (As of December 31, 2016)	Dollar Range of Equity Securities in VanEck Vectors Investment Grade Floating Rate ETF (As of December 31, 2016)
David H. Chow	None	None	None	None
R. Alastair Short	None	None	None	None
Peter J. Sidebottom	None	None	None	None
Richard D. Stamberger	None	Over $100,000	None	None
Jan F. van Eck	None	None	None	None

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Name of Trustee	Dollar Range of Equity Securities in VanEck Vectors J.P. Morgan EM Local Currency Bond ETF (As of December 31, 2016)	Dollar Range of Equity Securities in VanEck Vectors Mortgage REIT Income ETF (As of December 31, 2016)	Dollar Range of Equity Securities in VanEck Vectors Preferred Securities ex Financials ETF (As of December 31, 2016)	Dollar Range of Equity Securities in VanEck Vectors Pre-Refunded Municipal Index ETF (As of December 31, 2016)
David H. Chow	Over $100,000	None	None	None
R. Alastair Short	None	None	None	None
Peter J. Sidebottom	None	None	None	None
Richard D. Stamberger	$10,001-$50,000	None	None	None
Jan F. van Eck	Over $100,000	$50,001 - $100,000	None	None

Name of Trustee	Dollar Range of Equity Securities in VanEck Vectors Short High- Yield Municipal Index ETF (As of December 31, 2016)	Dollar Range of Equity Securities in VanEck Vectors Treasury- Hedged High Yield Bond ETF (As of December 31, 2016)	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen By Trustee In Family of Investment Companies (As of December 31, 2016)
David H. Chow	None	None	Over $100,000
R. Alastair Short	None	None	$50,001-$100,000
Peter J. Sidebottom	None	None	Over $100,000
Richard D. Stamberger	None	None	Over $100,000
Jan F. van Eck	Over $100,000	Over $100,000	Over $100,000

As to each Independent Trustee and his immediate family members, no person owned beneficially or of record securities in an investment manager or principal underwriter of the Funds, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the investment manager or principal underwriter of the Funds.

Remuneration of Trustees

The Trust pays each Independent Trustee an annual retainer of $80,000, a per meeting fee of $15,000 for scheduled quarterly meetings of the Board and each special meeting of the Board and a per meeting fee of $7,500 for telephonic meetings. Additionally, the Trust pays the Chairman of the Board an annual retainer of $45,500, the Chairman of the Audit Committee an annual retainer of $19,500 and the Chairman of the Governance Committee an annual retainer of $13,000. The Trust also reimburses each Trustee for travel and other out-of-pocket expenses incurred in attending such meetings. No pension or retirement benefits are accrued as part of Trustee compensation.

The table below shows the compensation paid to the Trustees by the Trust for the fiscal year ended April 30, 2017. Annual Trustee fees may be reviewed periodically and changed by the Trust’s Board.

Name of Trustee	Aggregate Compensation From the Trust	Deferred Compensation From the Trust	Pension or Retirement Benefits Accrued as Part of the Trust’s Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From the Trust and the Fund Complex(1) Paid to Trustee
David H. Chow	$224,271	$0	N/A	N/A	$224,271
R. Alastair Short	$182,000	$0	N/A	N/A	$322,000
Peter J. Sidebottom	$162,500	$0	N/A	N/A	$162,500
Richard D. Stamberger	$158,317	$17,550	N/A	N/A	$330,867
Jan F. van Eck(2)	$0	$0	N/A	N/A	$0

(1)	The “Fund Complex” consists of VanEck Funds, VanEck VIP Trust and the Trust.

(2)	“Interested person” under the 1940 Act.

PORTFOLIO HOLDINGS DISCLOSURE

Each Fund’s portfolio holdings are publicly disseminated each day the Fund is open for business through financial reporting and news services, including publicly accessible Internet web sites and the Fund’s website, at www.vaneck.com. In addition, a basket composition file, which includes the security names and share quantities to deliver in exchange for Creation Units, together with estimates and actual cash components, is publicly disseminated daily prior to the opening of the Exchange

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via the National Securities Clearing Corporation (the “NSCC”), a clearing agency that is registered with the SEC. The basket represents one Creation Unit of each Fund. The Trust, Adviser, Sub-Adviser (with respect to VanEck Vectors ChinaAMC China Bond ETF), Custodian (defined below) and Distributor (defined below) will not disseminate non-public information concerning the Trust.

QUARTERLY PORTFOLIO SCHEDULE

The Trust is required to disclose, after its first and third fiscal quarters, the complete schedule of the Funds’ portfolio holdings with the SEC on Form N-Q. Form N-Q for the Funds is available on the SEC’s website at http://www.sec.gov. The Funds’ Form N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 202.551.8090. The Funds’ Form N-Q is available through the Funds’ website, at www.vaneck.com or by writing to 666 Third Avenue, 9th Floor, New York, New York 10017.

POTENTIAL CONFLICTS OF INTEREST

The Adviser (and its principals, affiliates or employees) may serve as investment adviser to other client accounts and conduct investment activities for their own accounts. Such “Other Clients” may have investment objectives or may implement investment strategies similar to those of the Funds, or may track the same index a Fund tracks. When the Adviser implements investment strategies for Other Clients that are similar or directly contrary to the positions taken by a Fund, the prices of the Fund’s securities may be negatively affected. For example, when purchase or sales orders for a Fund are aggregated with those of other Funds and/or Other Clients and allocated among them, the price that the Fund pays or receives may be more in the case of a purchase or less in a sale than if the Adviser served as adviser to only the Fund. When Other Clients are selling a security that a Fund owns, the price of that security may decline as a result of the sales. The compensation that the Adviser receives from Other Clients may be higher than the compensation paid by a Fund to the Adviser. The Adviser has implemented procedures to monitor trading across the Funds and its Other Clients.

CODE OF ETHICS

The Funds, the Adviser, the Sub-Adviser (with respect to VanEck Vectors ChinaAMC China Bond ETF) and the Distributor have each adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act (“Rule 17j-1”). Such Codes of Ethics require, among other things, that “access persons” (as defined in Rule 17j-1) conduct personal securities transactions in a manner that avoids any actual or potential conflict of interest or any abuse of a position of trust and responsibility. The Codes of Ethics allow such access persons to invest in securities that may be purchased and held by a Fund, provided such investments are done consistently with the provisions of the Codes of Ethics.

PROXY VOTING POLICIES AND PROCEDURES

The Funds’ proxy voting record is available upon request and on the SEC’s website at http://www.sec.gov. Proxies for each Fund’s portfolio securities are voted in accordance with the Adviser’s proxy voting policies and procedures, which are set forth in Appendix A to this SAI.

The Trust is required to disclose annually each Fund’s complete proxy voting record on Form N-PX covering the period July 1 through June 30 and file it with the SEC no later than August 31. Form N-PX for the Funds is available through the Funds’ website, at www.vaneck.com, or by writing to 666 Third Avenue, 9th Floor, New York, New York 10017. The Funds’ Form N-PX is also available on the SEC’s website at www.sec.gov.

MANAGEMENT

The following information supplements and should be read in conjunction with the section in each Fund’s Prospectus entitled “Management of the Funds.”

Investment Adviser and Sub-Adviser

All Funds except VanEck Vectors ChinaAMC China Bond ETF. Van Eck Associates Corporation acts as investment adviser to the Trust and, subject to the general supervision of the Board, is responsible for the day-to-day investment management of the Funds. The Adviser is a private company with headquarters in New York and manages numerous pooled investment vehicles and separate accounts. The Adviser has been wholly owned by members of the van Eck family since its

26

founding in 1955 and its shares are held by the Adviser’s Chief Executive Officer, Jan van Eck, and his family. Mr. van Eck’s positions with the Trust and the Adviser are discussed above.

The Adviser serves as investment adviser to each Municipal Fund pursuant to an investment management agreement between the Trust and the Adviser with respect to the Municipal Funds (the “Municipal Funds Investment Management Agreement”) and also serves as investment adviser to each of VanEck Vectors BDC Income ETF, VanEck Vectors CEF Municipal Income ETF, VanEck Vectors EM Investment Grade + BB Rated USD Sovereign Bond ETF, VanEck Vectors Emerging Markets Aggregate Bond ETF, VanEck Vectors Emerging Markets High Yield Bond ETF, VanEck Vectors Fallen Angel High Yield Bond ETF, VanEck Vectors Green Bond ETF, VanEck Vectors International High Yield Bond ETF, VanEck Vectors Investment Grade Floating Rate ETF, VanEck Vectors J.P. Morgan EM Local Currency Bond ETF, VanEck Vectors Mortgage REIT Income ETF, VanEck Vectors Preferred Securities ex Financials ETF and VanEck Vectors Treasury-Hedged High Yield Bond ETF pursuant to an investment management agreement between the Trust and the Adviser with respect to such Funds (the “Trust Investment Management Agreement” and, together with the Municipal Funds Investment Management Agreement, the “Investment Management Agreements”). Under the Investment Management Agreements, the Adviser, subject to the supervision of the Board and in conformity with the stated investment policies of each Fund, manages the investment of the Funds’ assets. The Adviser is responsible for placing purchase and sale orders and providing continuous supervision of the investment portfolio of the Funds.

VanEck Vectors ChinaAMC China Bond ETF. Van Eck Associates Corporation acts as investment adviser to the Trust and, subject to the general supervision of the Board, is responsible for overseeing the activities of the Sub-Adviser and for the day-to-day investment management of VanEck Vectors ChinaAMC China Bond ETF’s assets allocated to it. China Asset Management (Hong Kong) Limited acts as investment sub-adviser to the Trust and, subject to the oversight of the Adviser, is responsible for the day-to-day investment management of VanEck Vectors ChinaAMC China Bond ETF’s assets allocated to it.

The Adviser serves as investment adviser to VanEck Vectors ChinaAMC China Bond ETF pursuant to an investment management agreement between the Trust and the Adviser (the “Investment Management Agreement”). Under the Investment Management Agreement, the Adviser, subject to the supervision of the Board and in conformity with the stated investment policies of VanEck Vectors ChinaAMC China Bond ETF, manages the investment of the Fund’s assets, manages the Sub-Adviser and manages or delegates to the Sub-Adviser the duties of the investment and reinvestment of VanEck Vectors ChinaAMC China Bond ETF’s assets. The Sub-Adviser serves as investment subadviser to VanEck Vectors ChinaAMC China Bond ETF pursuant to an investment subadvisory agreement between the Adviser and the Sub-Adviser (the “Investment Sub-Advisory Agreement”). The Sub-Adviser is responsible for placing purchase and sale orders and providing continuous supervision of the investment portfolio of VanEck Vectors ChinaAMC China Bond ETF.

In rendering investment subadvisory services, the Sub-Adviser may use portfolio management, research and other services of China Asset Management Co., Ltd. (“ChinaAMC Beijing”), an affiliate of the Sub-Adviser. ChinaAMC Beijing is not registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended. ChinaAMC Beijing has entered into a Memorandum of Understanding (“MOU”) with the Sub-Adviser pursuant to which ChinaAMC Beijing is considered a “participating affiliate” of the Sub-Adviser as that term is used in relief granted by the staff of the SEC allowing U.S. registered investment advisers to use portfolio management or research resources of advisory affiliates subject to the supervision of a registered adviser. Investment professionals from ChinaAMC Beijing may render portfolio management, research and other services to VanEck Vectors ChinaAMC China Bond ETF under the MOU and are subject to supervision by the Sub-Adviser.

Indemnification. Pursuant to the Investment Management Agreements, the Trust has agreed to indemnify the Adviser for certain liabilities, including certain liabilities arising under the federal securities laws, unless such loss or liability results from willful misfeasance, bad faith or gross negligence in the performance of its duties or the reckless disregard of its obligations and duties. With respect to VanEck Vectors ChinaAMC China Bond ETF, pursuant to the Investment Sub-Advisory Agreement, the Adviser has agreed to indemnify the Sub-Adviser for certain liabilities, including certain liabilities arising under the federal securities laws, unless such loss or liability results from willful misfeasance or gross negligence in the performance of its duties or the reckless disregard of its obligations and duties.

Compensation. As compensation for its services under the Trust Investment Management Agreement, the Adviser is paid a monthly fee based on a percentage of each applicable Fund’s average daily net assets at the annual rate of 0.35% (with respect to VanEck Vectors EM Investment Grade + BB Rated USD Sovereign Bond ETF, VanEck Vectors Emerging Markets Aggregate Bond ETF, VanEck Vectors Green Bond ETF, VanEck Vectors Investment Grade Floating Rate ETF and VanEck Vectors J.P. Morgan EM Local Currency Bond ETF), 0.40% (with respect to VanEck Vectors BDC Income ETF, VanEck

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Vectors CEF Municipal Income ETF, VanEck Vectors ChinaAMC China Bond ETF, VanEck Vectors Emerging Markets High Yield Bond ETF, VanEck Vectors Fallen Angel High Yield Bond ETF, VanEck Vectors International High Yield Bond ETF, VanEck Vectors Mortgage REIT Income ETF and VanEck Vectors Preferred Securities ex Financials ETF) and 0.45% (with respect to VanEck Vectors Treasury-Hedged High Yield Bond ETF). From time to time, the Adviser may waive all or a portion of its fees. Until at least September 1, 2018, the Adviser has agreed to waive and/or pay Fund expenses to the extent necessary to prevent the operating expenses of each Fund (excluding the Municipal Funds) (excluding acquired fund fees and expenses, interest expense, trading expenses, taxes and extraordinary expenses) from exceeding 0.14% (with respect to VanEck Vectors Investment Grade Floating Rate ETF), 0.35% (with respect to VanEck Vectors Fallen Angel High Yield Bond ETF), 0.40% (with respect to VanEck Vectors BDC Income ETF, VanEck Vectors CEF Municipal Income ETF, VanEck Vectors EM Investment Grade + BB Rated USD Sovereign Bond ETF, VanEck Vectors Emerging Markets High Yield Bond ETF, VanEck Vectors Green Bond ETF, VanEck Vectors International High Yield Bond ETF, VanEck Vectors Mortgage REIT Income ETF and VanEck Vectors Preferred Securities ex Financials ETF), 0.44% (with respect to VanEck Vectors J.P. Morgan EM Local Currency Bond ETF), 0.49% (with respect to VanEck Vectors Emerging Markets Aggregate Bond ETF) and 0.50% (with respect to VanEck Vectors ChinaAMC China Bond ETF and VanEck Vectors Treasury-Hedged High Yield Bond ETF) of its average daily net assets per year.

Under the Municipal Funds Investment Management Agreement, the Adviser is responsible for all expenses of the Municipal Funds, including the costs of transfer agency, custody, fund administration, legal, audit and other services, except for the fee payment under the Investment Management Agreement, acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses. For its services to each applicable Municipal Fund, each applicable Municipal Fund has agreed to pay the Adviser an annual unitary management fee equal to 0.20% (with respect to VanEck Vectors AMT-Free Short Municipal Index ETF), 0.24% (with respect to VanEck Vectors AMT-Free 6-8 Year Municipal Index ETF, VanEck Vectors AMT-Free 12-17 Year Municipal Index ETF, VanEck Vectors AMT-Free Intermediate Municipal Index ETF, VanEck Vectors AMT-Free Long Municipal Index ETF and VanEck Vectors Pre-Refunded Municipal Index ETF) and 0.35% (with respect to VanEck Vectors High-Yield Municipal Index ETF and VanEck Vectors Short High-Yield Municipal Index ETF) of its average daily net assets. Offering costs excluded from the annual unitary management fee are: (a) legal fees pertaining to a Municipal Fund’s Shares offered for sale; (b) SEC and state registration fees; and (c) initial fees paid for Shares of a Municipal Fund to be listed on an exchange. Notwithstanding the foregoing, the Adviser has agreed to pay all such offering costs until at least September 1, 2018.

The management fees paid by each Fund and the expenses waived or assumed by the Adviser during the Funds’ fiscal years ended April 30, 2015, 2016 and 2017, as applicable, or, if the Fund has not been in existence for a full fiscal year, since the commencement of operations of that Fund are set forth in the chart below.

	Management Fees Paid During the Fiscal Year Ended April 30,			Expenses Waived or Assumed by the Adviser During the Fiscal Year Ended April 30,

Fund	2015	2016	2017	2015	2016	2017
VanEck Vectors AMT-Free 6-8 Year Municipal Index ETF	N/A	N/A	$7,109	N/A	N/A	$0
VanEck Vectors AMT-Free 12-17 Year Municipal Index ETF*	N/A	N/A	$7,015	N/A	N/A	$0
VanEck Vectors AMT-Free Intermediate Municipal Index ETF*	$1,907,279	$2,945,131	$3,679,232	$0	$0	$0
VanEck Vectors AMT-Free Long Municipal Index ETF*	$219,982	$274,411	$396,412	$0	$0	$0
VanEck Vectors AMT-Free Short Municipal Index ETF*	$521,560	$535,423	$540,652	$0	$0	$0
VanEck Vectors BDC Income ETF	$205,313	$315,925	$485,775	$91,055	$139,919	$141,806

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VanEck Vectors CEF Municipal Income ETF	$153,064	$236,379	$380,419	$66,270	$84,858	$100,290
VanEck Vectors ChinaAMC China Bond ETF	$39,936	$88,641	$32,591	$72,437	$136,557	$113,594
VanEck Vectors EM Investment Grade + BB Rated USD Sovereign Bond ETF	N/A	N/A	$40,182	N/A	N/A	$82,052
VanEck Vectors Emerging Markets Aggregate Bond ETF	$64,631	$55,102	$52,437	$95,362	$113,139	$115,013
VanEck Vectors Emerging Markets High Yield Bond ETF	$1,621,712	$1,294,408	$1,287,066	$296,598	$320,748	$229,382
VanEck Vectors Fallen Angel High Yield Bond ETF	$75,487	$238,383	$1,707,613	$94,661	$152,030	$451,556
VanEck Vectors Green Bond ETF	N/A	N/A	$2,688	N/A	N/A	$39,102
VanEck Vectors High-Yield Municipal Index ETF*	$4,538,012	$5,895,019	$7,084,584	$0	$0	$0
VanEck Vectors International High Yield Bond ETF	$734,791	$556,516	$544,880	$$259,517	$293,305	$193,505
VanEck Vectors Investment Grade Floating Rate ETF	$326,924	$301,893	$311,371	$294,371	$291,108	285,226
VanEck Vectors J.P. Morgan EM Local Currency Bond ETF	$3,385,563	$4,321,144	$7,877,217	$184,400	$437,453	$301,619
VanEck Vectors Mortgage REIT Income ETF	$475,268	$418,164	$432,192	$115,131	$159,428	$143,706
VanEck Vectors Preferred Securities ex Financials ETF	$817,928	$1,066,631	$1,672,998	$142,960	$234,655	$232,886
VanEck Vectors Pre-Refunded Municipal Index ETF*	$68,166	$50,238	$45,511	$0	$0	$0
VanEck Vectors Short High-Yield Municipal Index ETF*	$250,136	$361,631	$448,337	$0	$0	$0
VanEck Vectors Treasury-Hedged High Yield Bond ETF	$39,434	$22,094	$20,893	$82,302	$133,001	$128,294

*	As noted above, each Municipal Fund has adopted a unitary management fee.

With respect to VanEck Vectors ChinaAMC China Bond ETF, for the services provided and the expenses assumed by the Sub-Adviser pursuant to the Investment Sub-Advisory Agreement, the Adviser (not VanEck Vectors ChinaAMC China Bond ETF) will pay a monthly fee to the Sub-Adviser based on a percentage of VanEck Vectors ChinaAMC China Bond ETF’s average daily net assets managed by the Sub-Adviser.

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The following table sets forth the aggregate investment sub-advisory fees paid by the Adviser to the Fund’s Sub-Adviser and the percentage of the Fund’s average daily net assets represented by such fees, in each case for the fiscal years ended April 30, 2015, 2016, and 2017, as applicable.

	Fees Paid During the Fiscal Year Ended April 30,			Percentage of the Fund’s Average Daily Net Assets for Fiscal Year Ended April 30,

Fund	2015	2016	2017	2015	2016	2017

VanEck Vectors ChinaAMC China Bond ETF	$3,472	$5,975	N/A	0.02%	0.03%	N/A

Term. Each Investment Management Agreement is subject to annual approval by (1) the Board or (2) a vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of each Fund, provided that in either event such continuance also is approved by a majority of the Board who are not interested persons (as defined in the 1940 Act) of the Trust by a vote cast in person at a meeting called for the purpose of voting on such approval. Each Investment Management Agreement is terminable without penalty, on 60 days’ notice, by the Board or by a vote of the holders of a majority (as defined in the 1940 Act) of a Fund’s outstanding voting securities. Each Investment Management Agreement is also terminable upon 60 days’ notice by the Adviser and will terminate automatically in the event of its assignment (as defined in the 1940 Act). The Investment Sub-Advisory Agreement terminates automatically upon assignment and is terminable at any time without penalty as to VanEck Vectors ChinaAMC China Bond ETF (i) by the Board or by vote of the holders of a majority of VanEck Vectors ChinaAMC China Bond ETF’s outstanding voting securities on 60 days’ written notice to the Sub-Adviser; (ii) by the Adviser on six (6) months’ written notice to the Sub-Adviser; or (iii) by the Sub-Adviser on six (6) months’ written notice to the Adviser and the Trust.

The Administrator

Van Eck Associates Corporation also serves as administrator (the “Administrator”) for the Trust pursuant to each Investment Management Agreement. Under each Investment Management Agreement, the Adviser is obligated on a continuous basis to provide such administrative services as the Board of the Trust reasonably deems necessary for the proper administration of the Trust and the Funds. The Adviser will generally assist in all aspects of the Trust’s and the Funds’ operations; supply and maintain office facilities, statistical and research data, data processing services, clerical, bookkeeping and record keeping services (including without limitation the maintenance of such books and records as are required under the 1940 Act and the rules thereunder, except as maintained by other agents), internal auditing, executive and administrative services, and stationery and office supplies; prepare reports to shareholders or investors; prepare and file tax returns; supply financial information and supporting data for reports to and filings with the SEC and various state Blue Sky authorities; supply supporting documentation for meetings of the Board; provide monitoring reports and assistance regarding compliance with the Declaration of Trust, by-laws, investment objectives and policies and with federal and state securities laws; arrange for appropriate insurance coverage; calculate NAVs, net income and realized capital gains or losses; and negotiate arrangements with, and supervise and coordinate the activities of, agents and others to supply services. Van Eck Associates Corporation owns 100% of the common stock of Van Eck Securities Corporation (the “Distributor”).

Custodian and Transfer Agent

The Bank of New York Mellon (“The Bank of New York”), located at 101 Barclay Street, New York, New York, 10286, serves as custodian (“Custodian”) for the Funds pursuant to a custodian agreement. As Custodian, The Bank of New York holds the Funds’ assets. As compensation for these custodial services, The Bank of New York receives, among other items, transaction fees, asset-based safe keeping fees and overdraft charges and may be reimbursed by the Fund for its out-of-pocket expenses. The Bank of New York serves as the Funds’ transfer agent (in such capacity, the “Transfer Agent”) pursuant to a transfer agency agreement. In addition, The Bank of New York provides various accounting services to each of the Funds pursuant to a fund accounting agreement.

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The Distributor

Van Eck Securities Corporation is the principal underwriter and distributor of Shares. Its principal address is 666 Third Avenue, New York, New York 10017 and investor information can be obtained by calling 800-826-2333. The Distributor has entered into an agreement with the Trust which will continue from its effective date unless terminated by either party upon 60 days’ prior written notice to the other party by the Trust and the Adviser, or by the Distributor, or until termination of the Trust or each Fund offering its Shares, and which is renewable annually thereafter (the “Distribution Agreement”), pursuant to which it distributes Shares. Shares will be continuously offered for sale by the Trust through the Distributor only in Creation Units, as described below under “Creation and Redemption of Creation Units-Procedures for Creation of Creation Units.” Shares in less than Creation Units are not distributed by the Distributor. The Distributor will deliver a prospectus to persons purchasing Shares in Creation Units and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor is a broker-dealer registered under the Exchange Act and a member of the Financial Industry Regulatory Authority (“FINRA”). The Distributor has no role in determining the investment policies of the Trust or which securities are to be purchased or sold by the Trust.

The Distributor may also enter into sales and investor services agreements with broker-dealers or other persons that are Participating Parties and DTC Participants (as defined below) to provide distribution assistance, including broker-dealer and shareholder support and educational and promotional services but must pay such broker-dealers or other persons, out of its own assets.

The Distribution Agreement provides that it may be terminated at any time, without the payment of any penalty: (i) by vote of a majority of the Independent Trustees or (ii) by vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Funds, on at least 60 days’ written notice to the Distributor. The Distribution Agreement is also terminable upon 60 days’ notice by the Distributor and will terminate automatically in the event of its assignment (as defined in the 1940 Act).

Affiliated Index Provider

MVIS® US Business Development Companies Index (the “BDC Index”), MVIS® EM Aggregate Bond Index (“EM Aggregate Bond Index”), MVIS® US Investment Grade Floating Rate Index (the “Floating Rate Index”), MVIS® Global Mortgage REITs Index (the “Mortgage REITs Index”) and MVIS® US Treasury-Hedged High Yield Bond Index (the “Treasury-Hedged High Yield Index”) are published by MVIS (the “Index Provider”), which is a wholly owned subsidiary of the Adviser. In order to minimize any potential for conflicts caused by the fact that the Adviser or its affiliates act as the Index Provider to the Fund that tracks an MVIS Index, the Index Provider has retained Solactive AG, an unaffiliated third party (the “Calculation Agent”), to calculate the BDC Index, EM Aggregate Bond Index, Floating Rate Index, Mortgage REITs Index and Treasury-Hedged High Yield Index. The Calculation Agent, using a rules-based methodology, will calculate, maintain and disseminate each of the BDC Index, EM Aggregate Bond Index, Floating Rate Index, Mortgage REITs Index and Treasury-Hedged High Yield Index on a daily basis. The Index Provider will monitor the results produced by the Calculation Agent to help ensure that the BDC Index, EM Aggregate Bond Index, Floating Rate Index, Mortgage REITs Index and Treasury-Hedged High Yield Index are being calculated in accordance with the applicable rules-based methodology. In addition, the Adviser and MVIS have established policies and procedures designed to prevent non-public information about pending changes to the BDC Index, EM Aggregate Bond Index, Floating Rate Index, Mortgage REITs Index and Treasury-Hedged High Yield Index from being used or disseminated in an improper manner. Furthermore, the Adviser and the Index Provider have established policies and procedures designed to prevent improper use and dissemination of non-public information about VanEck Vectors BDC Income ETF’s, VanEck Vectors Emerging Markets Aggregate Bond ETF’s, VanEck Vectors Investment Grade Floating Rate ETF’s, VanEck Vectors Mortgage REIT Income ETF’s and VanEck Vectors Treasury-Hedged High Yield Bond ETF’s portfolio strategies and to prevent VanEck Vectors Investment Grade Floating Rate ETF’s and VanEck Vectors Mortgage REIT Income ETF’s portfolio managers from having any influence on the construction of each of the BDC Index’s, Floating Rate Index’s, Mortgage REITs Index’s and Treasury-Hedged High Yield Index’s methodology.

Other Accounts Managed by the Portfolio Managers

Van Eck Associates Corporation

As of the date indicated below, Messrs. Chao, Colby, Liao and Rodilosso managed the following other accounts:

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Name of Portfolio Manager	Other Accounts Managed (As of April 30, 2017)			Accounts with respect to which the advisory fee is based on the performance of the account
	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category
George Chao	Registered investment companies	37	$23,756.41 million	0	$0
	Other pooled investment vehicles	3	$183.16 million	0	$0
	Other accounts	0	$0	0	$0
James T. Colby III	Registered investment companies	0	$0	0	$0
	Other pooled investment vehicles	0	$0	0	$0
	Other accounts	0	$0	0	$0
Hao-Hung (Peter) Liao	Registered investment companies	37	$23,756.41 million	0	$0
	Other pooled investment vehicles	3	$183.16 million	0	$0
	Other accounts	0	$0	0	$0
Francis G. Rodilosso	Registered investment companies	0	$0	0	$0
	Other pooled investment vehicles	1	$16.82 million	0	$0
	Other accounts	0	$0	0	$0

Although the funds in the Trust that are managed by Messrs. Chao, Colby, Liao and Rodilosso may have different investment strategies, each has an investment objective of seeking to replicate as closely as possible, before fees and expenses, the price and yield performance of its respective underlying index. The Adviser does not believe that management of the various accounts presents a material conflict of interest for Messrs. Chao, Colby, Liao and Rodilosso or the Adviser.

China Asset Management (Hong Kong) Limited (relating to VanEck Vectors ChinaAMC China Bond ETF only).

As of the date indicated below, Ms. Jing managed the following other accounts:

Name of Portfolio Manager	Other Accounts Managed (As of May 31, 2017(1))			Accounts with respect to which the advisory fee is based on the performance of the account
	Category of Account	Number of Accounts in Category	Total Assets in Accounts in Category	Number of Accounts in Category	Total Assets in Accounts in Category
Cai Jing	Registered investment companies	0	$0	0	$0
	Other pooled investment vehicles	7	$1,146 million	0	$0
	Other accounts	3	$386 million	0	$0

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(1)	Effective June 20, 2017, Cai Jing became portfolio manager to VanEck Vectors ChinaAMC China Bond ETF. Accordingly, the information above regarding other accounts managed by Ms. Jing is dated as of May 31, 2017 rather than as of the Fund’s fiscal year end of April 30, 2017.

Ms. Jing manages other funds and mandates, including certain accounts that have similar investment strategies to VanEck Vectors ChinaAMC China Bond ETF, which may create conflicts of interest with respect to portfolio management decisions and execution. Ms. Jing expects to manage VanEck Vectors ChinaAMC China Bond ETF and the accounts that have similar investment strategies to VanEck Vectors ChinaAMC China Bond ETF in accordance with her duties with respect to portfolio management decisions and execution.

Portfolio Manager Compensation

Van Eck Associates Corporation

The portfolio managers are paid a fixed base salary and a bonus. The bonus is based upon the quality of investment analysis and the management of the funds. The quality of management of the funds includes issues of replication, rebalancing, portfolio monitoring and efficient operation, among other factors. Portfolio managers who oversee accounts with significantly different fee structures are generally compensated by discretionary bonus rather than a set formula to help reduce potential conflicts of interest. At times, the Adviser and its affiliates manage accounts with incentive fees. The portfolio managers may serve as portfolio managers to other clients. Such “Other Clients” may have investment objectives or may implement investment strategies similar to those of the Funds, or may track the same index a Fund tracks. When the portfolio managers implement investment strategies for Other Clients that are similar or directly contrary to the positions taken by a Fund, the prices of the Fund’s securities may be negatively affected. The compensation that a Fund’s portfolio manager receives for managing other client accounts may be higher than the compensation the portfolio manager receives for managing the Fund. The Adviser has implemented procedures to monitor trading across funds and its Other Clients.

China Asset Management (Hong Kong) Limited (relating to VanEck Vectors ChinaAMC China Bond ETF only)

The portfolio manager employed by the Sub-Adviser is paid a base salary and performance-based compensation. The portfolio manager is evaluated from an investment performance perspective, typically over a three year period, and from a peer evaluation that is completed by the Sub-Adviser’s whole investment team (including other fund managers and analysts).

Portfolio Manager Share Ownership

The portfolio holdings of Messrs. Chao, Colby, Liao and Rodilosso as of April 30, 2017 of the Funds are shown below.

George Chao:

Fund	None	$1 to $10,000	$10,001 to $50,000	$50,001 to $100,000	$100,001 to $500,000	$500,001 to $1,000,000	Over $1,000,000
VanEck Vectors BDC Income ETF	X
VanEck Vectors CEF Municipal Income ETF	X
VanEck Vectors Mortgage REIT Income ETF	X
VanEck Vectors Preferred Securities ex Financials ETF		X
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James T. Colby III:

Fund	None	$1 to $10,000	$10,001 to $50,000	$50,001 to $100,000	$100,001 to $500,000	$500,001 to $1,000,000	Over $1,000,000
VanEck Vectors AMT-Free 6-8 Year Municipal Index ETF	X
VanEck Vectors AMT-Free 12-17 Year Municipal Index ETF	X
VanEck Vectors AMT-Free Intermediate Municipal Index ETF		X
VanEck Vectors AMT-Free Long Municipal Index ETF		X
VanEck Vectors AMT-Free Short Municipal Index ETF		X
VanEck Vectors High-Yield Municipal Index ETF		X
VanEck Vectors Pre-Refunded Municipal Index ETF		X
VanEck Vectors Short High-Yield Municipal Index ETF		X

Hao-Hung (Peter) Liao:

Fund	None	$1 to $10,000	$10,001 to $50,000	$50,001 to $100,000	$100,001 to $500,000	$500,001 to $1,000,000	Over $1,000,000
VanEck Vectors BDC Income ETF	X
VanEck Vectors CEF Municipal Income ETF		X
VanEck Vectors Mortgage REIT Income ETF		X
VanEck Vectors Preferred Securities ex Financials ETF		X

Francis G. Rodilosso:

Fund	None	$1 to $10,000	$10,001 to $50,000	$50,001 to $100,000	$100,001 to $500,000	$500,001 to $1,000,000	Over $1,000,000
VanEck Vectors ChinaAMC China Bond ETF	X
VanEck Vectors EM Investment Grade + BB Rated USD Sovereign Bond ETF	X
VanEck Vectors Emerging Markets Aggregate Bond ETF		X

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Fund	None	$1 to $10,000	$10,001 to $50,000	$50,001 to $100,000	$100,001 to $500,000	$500,001 to $1,000,000	Over $1,000,000
VanEck Vectors Emerging Markets High Yield Bond ETF		X
VanEck Vectors Fallen Angel High Yield Bond ETF		X
VanEck Vectors Green Bond ETF	X
VanEck Vectors International High Yield Bond ETF		X
VanEck Vectors Investment Grade Floating Rate ETF			X
VanEck Vectors J.P. Morgan EM Local Currency Bond ETF			X
VanEck Vectors Treasury-Hedged High Yield Bond ETF	X

The portfolio holdings of Ms. Jing, the portfolio manager employed by the Sub-Adviser, as of May 31, 2017(1) are shown below.

Fund	None	$1 to $10,000	$10,001 to $50,000	$50,001 to $100,000	$100,001 to $500,000	$500,001 to $1,000,000	Over $1,000,000
Cai Jing
VanEck Vectors ChinaAMC China Bond ETF	X

(1)	Effective June 20, 2017, Cai Jing became portfolio manager to VanEck Vectors ChinaAMC China Bond ETF. Accordingly, the information above regarding portfolio holdings of Ms. Jing is dated as of May 31, 2017 rather than as of the Fund’s fiscal year end of April 30, 2017.

BROKERAGE TRANSACTIONS

When selecting brokers and dealers to handle the purchase and sale of portfolio securities, the Adviser and the Sub-Adviser (with respect to VanEck Vectors ChinaAMC China Bond ETF) look for prompt execution of the order at a favorable price. Generally, the Adviser and the Sub-Adviser (with respect to VanEck Vectors ChinaAMC China Bond ETF) work with recognized dealers in these securities, except when a better price and execution of the order can be obtained elsewhere. The Funds will not deal with affiliates in principal transactions unless permitted by exemptive order or applicable rule or regulation. The Adviser and the Sub-Adviser (with respect to VanEck Vectors ChinaAMC China Bond ETF) owe a duty to each of their clients to seek best execution on trades effected. Since the investment objective of each Fund is investment performance that corresponds to that of an Index, the Adviser and the Sub-Adviser (with respect to VanEck Vectors ChinaAMC China Bond ETF) do not intend to select brokers and dealers for the purpose of receiving research services in addition to a favorable price and prompt execution either from that broker or an unaffiliated third party.

The Adviser assumes general supervision over placing orders on behalf of the Trust for the purchase or sale of portfolio securities. If purchases or sales of portfolio securities of the Trust and one or more other investment companies or clients supervised by the Adviser are considered at or about the same time, transactions in such securities are allocated among the several investment companies and clients in a manner deemed equitable to all by the Adviser. In some cases, this procedure could have a detrimental effect on the price or volume of the security so far as the Trust is concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Trust. The primary consideration is best execution.

The Sub-Adviser oversees placing orders on behalf of VanEck Vectors ChinaAMC China Bond ETF’s assets allocated to it for the purchase or sale of portfolio securities. If purchases or sales of portfolio securities of VanEck Vectors ChinaAMC China Bond ETF’s assets allocated to it and one or more other investment companies or clients supervised by the

35

Sub-Adviser are considered at or about the same time, transactions in such securities will be made among the several investment companies and clients in a manner deemed appropriate by the Sub-Adviser consistent with its duty to seek best execution.

Portfolio turnover may vary from year to year, as well as within a year. High turnover rates are likely to result in comparatively greater brokerage expenses, additional taxable income at the Fund level and additional and taxable distributions. The overall reasonableness of brokerage commissions is evaluated by the Adviser based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services.

The aggregate brokerage commissions paid by each Fund during the Fund’s fiscal years ended April 30, 2015, 2016 and 2017, as applicable, or, if the Fund has not been in existence for a full fiscal year, since the commencement of operations of that Fund are set forth in the chart below.

	Brokerage Commissions Paid During the Fiscal Year Ended April 30,

Fund	2015	2016	2017
VanEck Vectors AMT-Free 6-8 Year Municipal Index ETF	N/A	N/A	$ ―
VanEck Vectors AMT-Free 12-17 Year Municipal Index ETF	N/A	N/A	$ ―
VanEck Vectors AMT-Free Intermediate Municipal Index ETF	$ ―	$ ―	$ 600
VanEck Vectors AMT- Free Long Municipal Index ETF	$ ―	$ ―	$ ―
VanEck Vectors AMT-Free Short Municipal Index ETF	$ ―	$ ―	$ ―
VanEck Vectors BDC Income ETF	$16,411	$24,965	$25,859
VanEck Vectors CEF Municipal Income ETF	$3,924	$8,019	$15,940
VanEck Vectors ChinaAMC China Bond ETF	$6,859	$6,017	$1,080
VanEck Vectors EM Investment Grade + BB Rated USD Sovereign Bond ETF	N/A	N/A	$ ―
VanEck Vectors Emerging Markets Aggregate Bond ETF	$ ―	$ ―	$ ―
VanEck Vectors Emerging Markets High Yield Bond ETF	$ ―	$ ―	$ ―
VanEck Vectors Fallen Angel High Yield Bond ETF	$ ―	$ ―	$ 198
VanEck Vectors Green Bond ETF	N/A	N/A	$ ―
VanEck Vectors High-Yield Municipal Index ETF	$ ―	$ ―	$ ―
VanEck Vectors International High Yield Bond ETF	$ ―	$130	$ ―
VanEck Vectors Investment Grade Floating Rate ETF	$ ―	$ ―	$ ―
VanEck Vectors J.P. Morgan EM Local Currency Bond ETF	$ ―	$ ―	$ ―
VanEck Vectors Mortgage REIT Income ETF	$52,945	$29,703	$34,328
VanEck Vectors Preferred Securities ex Financials ETF	$57,289	$100,208	$153,516
VanEck Vectors Pre-Refunded Municipal Index ETF	$ ―	$ ―	$ ―
VanEck Vectors Short High-Yield Municipal Index ETF	$ ―	$ ―	$ ―
VanEck Vectors Treasury-Hedged High Yield Bond ETF	$ 721	$571	$8

BOOK ENTRY ONLY SYSTEM

The following information supplements and should be read in conjunction with the section in each Fund’s Prospectus entitled “Shareholder Information—Buying and Selling Exchange-Traded Shares.”

The Depository Trust Company (“DTC”) acts as securities depositary for the Shares. Shares of the Funds are represented by securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC. Certificates will not be issued for Shares.

DTC, a limited-purpose trust company, was created to hold securities of its participants (the “DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a

36

number of its DTC Participants and by the New York Stock Exchange (“NYSE”) and FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the “Indirect Participants”).

Beneficial ownership of Shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of Shares.

Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the depositary agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the Shares holdings of each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding Shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such

DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all Shares. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in Shares as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of Shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.

The Trust has no responsibility or liability for any aspects of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such Shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

DTC may determine to discontinue providing its service with respect to the Shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action either to find a replacement for DTC to perform its functions at a comparable cost or, if such a replacement is unavailable, to issue and deliver printed certificates representing ownership of Shares, unless the Trust makes other arrangements with respect thereto satisfactory to the Exchange.

CREATION AND REDEMPTION OF CREATION UNITS

General

The Funds issue and sell Shares only in Creation Units on a continuous basis through the Distributor, without an initial sales load, at their NAV next determined after receipt, on any Business Day (as defined herein), of an order in proper form. An Authorized Participant that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the Securities Act, will not be able to receive, as part of a redemption, restricted securities eligible for resale under Rule 144A.

A “Business Day” with respect to the Funds is any day on which an Exchange is open for business. As of the date of the Prospectus, the Exchanges observe the following holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day (Washington’s Birthday), Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

37

Fund Deposit

The consideration for a purchase of Creation Units of VanEck Vectors AMT-Free 6-8 Year Municipal Index ETF, VanEck Vectors AMT-Free 12-17 Year Municipal Index ETF, VanEck Vectors AMT-Free Intermediate Municipal Index ETF, VanEck Vectors EM Investment Grade + BB Rated USD Sovereign Bond ETF, VanEck Vectors Long Municipal Index ETF, VanEck Vectors AMT-Free Short Municipal Index ETF, VanEck Vectors BDC Income ETF, VanEck Vectors CEF Municipal Income ETF, VanEck Vectors Emerging Markets High Yield Bond ETF, VanEck Vectors Fallen Angel High Yield Bond ETF, VanEck Vectors Green Bond ETF, VanEck Vectors High-Yield Municipal Index ETF, VanEck Vectors International High Yield Bond ETF, VanEck Vectors Investment Grade Floating Rate ETF, VanEck Vectors Mortgage REIT Income ETF, VanEck Vectors Preferred Securities ex Financials ETF, VanEck Vectors Pre-Refunded Municipal Index ETF and VanEck Vectors Short High-Yield Municipal Index ETF generally consists of the in-kind deposit of a designated portfolio of fixed income securities (the “Deposit Securities”) that comprise a Fund’s Index and an amount of cash computed as described below (the “Cash Component”) or, as permitted or required by the relevant Fund, of cash. The consideration for a purchase of Creation Units of VanEck Vectors Emerging Markets Aggregate Bond ETF, VanEck Vectors J.P. Morgan EM Local Currency Bond ETF and VanEck Vectors Treasury-Hedged High Yield Bond ETF consists of cash and/or the Deposit Securities that comprise a Fund’s Index and the Cash Component. The consideration for a purchase of Creation Units of VanEck Vectors ChinaAMC China Bond ETF is only for cash. The Cash Component together with the Deposit Securities, as applicable, are referred to as the “Fund Deposit,” which represents the minimum initial and subsequent investment amount for Shares.

The Cash Component represents the difference between the NAV of a Creation Unit and the market value of Deposit Securities and may include a Dividend Equivalent Payment. The “Dividend Equivalent Payment” enables each Fund to make a complete distribution of dividends on the next dividend payment date, and is an amount equal, on a per Creation Unit basis, to the dividends on all the Fund Securities with ex-dividend dates within the accumulation period for such distribution (the “Accumulation Period”), net of expenses and liabilities for such period, as if all of the Fund Securities had been held by the Trust for the entire Accumulation Period. The Accumulation Period begins on the ex-dividend date for each Fund and ends on the next ex-dividend date.

The Administrator, through the NSCC, makes available on each Business Day, immediately prior to the opening of business on the Exchange (currently 9:30 a.m. Eastern time), the list of the names and the required number of shares of each Deposit Security to be included in the current Fund Deposit (based on information at the end of the previous Business Day) as well as the Cash Component for each Fund. Such Fund Deposit is applicable, subject to any adjustments as described below, in order to effect creations of Creation Units of each Fund until such time as the next-announced Fund Deposit composition is made available.

The identity and number of shares of the Deposit Securities required for a Fund Deposit for each Fund changes as rebalancing adjustments and corporate action events are reflected from time to time by the Adviser with a view to the investment objective of the applicable Fund. The composition of the Deposit Securities may also change in response to adjustments to the weighting or composition of the securities constituting each Fund’s respective Index. In addition, the Trust reserves the right to accept a basket of securities or cash that differs from Deposit Securities or to permit or require the substitution of an amount of cash (i.e., a “cash in lieu” amount) to be added to the Cash Component to replace any Deposit Security which may, among other reasons, not be available in sufficient quantity for delivery, not be permitted to be re-registered in the name of the Trust as a result of an in-kind creation order pursuant to local law or market convention or which may not be eligible for transfer through the Clearing Process (described below), or which may not be eligible for trading by a Participating Party (defined below). In light of the foregoing, in order to seek to replicate the in-kind creation order process, the Trust expects to purchase the Deposit Securities represented by the cash in lieu amount in the secondary market (“Market Purchases”). In such cases where the Trust makes Market Purchases because a Deposit Security may not be permitted to be re-registered in the name of the Trust as a result of an in-kind creation order pursuant to local law or market convention, or for other reasons, the Authorized Participant will reimburse the Trust for, among other things, any difference between the market value at which the securities were purchased by the Trust and the cash in lieu amount (which amount, at the Adviser’s discretion, may be capped), applicable registration fees and taxes. Brokerage commissions incurred in connection with the Trust’s acquisition of Deposit Securities will be at the expense of each Fund and will affect the value of all Shares of the Fund; but the Adviser may adjust the transaction fee to the extent the composition of the Deposit Securities changes or cash in lieu is added to the Cash Component to protect ongoing shareholders. The adjustments described above will reflect changes, known to the Adviser on the date of announcement to be in effect by the time of delivery of the Fund Deposit, in the composition of the relevant Index or resulting from stock splits and other corporate actions.

In addition to the list of names and numbers of securities constituting the current Deposit Securities of a Fund Deposit, the Administrator, through the NSCC, also makes available (i) on each Business Day, the Dividend Equivalent Payment, if any, and the estimated Cash Component effective through and including the previous Business Day, per outstanding Shares of the Fund, and (ii) on a continuous basis throughout the day, the Indicative Per Share Portfolio Value.

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Procedures for Creation of Creation Units

To be eligible to place orders with the Distributor to create Creation Units of the Funds, an entity or person either must be (1) a “Participating Party,” i.e., a broker-dealer or other participant in the Clearing Process through the Continuous Net Settlement System of the NSCC; or (2) a DTC Participant (see “Book Entry Only System”); and, in either case, must have executed an agreement with the Distributor and the Transfer Agent with respect to creations and redemptions of Creation Units (as it may be amended from time to time in accordance with its terms) (“Participant Agreement”) (discussed below). A Participating Party and DTC Participant are collectively referred to as an “Authorized Participant.” All Creation Units of the Funds, however created, will be entered on the records of the Depository in the name of Cede & Co. for the account of a DTC Participant.

All orders to create Creation Units must be placed in multiples of 50,000 Shares (with respect to VanEck Vectors AMT-Free 6-8 Year Municipal Index ETF, VanEck Vectors 12-17 Year Municipal Index ETF, VanEck Vectors AMT-Free Long Municipal Index ETF, VanEck Vectors AMT-Free Short Municipal Index ETF, VanEck Vectors BDC Income ETF, VanEck Vectors CEF Municipal Income ETF, VanEck Vectors Emerging Markets Aggregate Bond ETF, VanEck Vectors Fallen Angel High Yield Bond ETF, VanEck Vectors Green Bond ETF, VanEck Vectors Mortgage REIT Income ETF, VanEck Vectors Preferred Securities ex Financials ETF, VanEck Vectors Pre-Refunded Municipal Index ETF and VanEck Vectors Short High-Yield Municipal Index ETF), 100,000 Shares (with respect to VanEck Vectors AMT-Free Intermediate Municipal Index ETF, VanEck Vectors ChinaAMC China Bond ETF, VanEck Vectors EM Investment Grade + BB Rated USD Sovereign Bond ETF, VanEck Vectors High-Yield Municipal Index ETF, VanEck Vectors Investment Grade Floating Rate ETF, and VanEck Vectors Treasury-Hedged High Yield Bond ETF) and 200,000 Shares (with respect to VanEck Vectors Emerging Markets High Yield Bond ETF, VanEck Vectors International High Yield Bond ETF and VanEck Vectors J.P. Morgan EM Local Currency Bond ETF) of a Fund. All orders to create Creation Units, whether through the Clearing Process or outside the Clearing Process, must be received by the Distributor no later than the closing time of the regular trading session on the relevant Exchange (“Closing Time”) (ordinarily 4:00 p.m. Eastern time) on the date such order is placed in order for creation of Creation Units to be effected based on the NAV of a Fund as determined on such date. A “Custom Order” may be placed by an Authorized Participant in the event that the Trust permits or requires the substitution of an amount of cash to be added to the Cash Component to replace any Deposit Security which may not be available in sufficient quantity for delivery or which may not be eligible for trading by such Authorized Participant or the investor for which it is acting, or other relevant reason. The Business Day on which a creation order (or order to redeem as discussed below) is placed is herein referred to as the “Transmittal Date.” Orders must be transmitted by telephone or other transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement, as described below (see “—Placement of Creation Orders Using Clearing Process”). Severe economic or market disruptions or changes, or telephone or other communication failure, may impede the ability to reach the Distributor, a Participating Party or a DTC Participant.

In connection with all orders to create Creation Units for VanEck Vectors ChinaAMC China Bond ETF, the Authorized Participant will be required to post collateral with the Trust consisting of cash in an amount up to 5% of the net asset value of VanEck Vectors ChinaAMC China Bond ETF’s shares included in the order. The cash collateral will be used to cover creation transaction fees and as collateral for securities which were not available for purchase. The Trust will return any unused portion of the collateral to the Authorized Participant.

Creation Units may be created in advance of the receipt by the Trust of all or a portion of the Fund Deposit. In such cases, the Authorized Participant will remain liable for the full deposit of the missing portion(s) of the Fund Deposit and will be required to post collateral with the Trust consisting of cash at least equal to a percentage of the marked-to-market value of such missing portion(s) that is specified in the Participant Agreement. The Trust may use such collateral to buy the missing portion(s) of the Fund Deposit at any time and will subject such Authorized Participant to liability for any shortfall between the cost to the Trust of purchasing such securities and the value of such collateral. The Trust will have no liability for any such shortfall. The Trust will return any unused portion of the collateral to the Authorized Participant once the entire Fund Deposit has been properly received by the Distributor and deposited into the Trust.

Orders to create Creation Units of a Fund shall be placed with a Participating Party or DTC Participant, as applicable, in the form required by such Participating Party or DTC Participant. Investors should be aware that their particular broker may not have executed a Participant Agreement, and that, therefore, orders to create Creation Units of the Funds may have to be placed by the investor’s broker through a Participating Party or a DTC Participant who has executed a Participant Agreement. At any given time there may be only a limited number of broker-dealers that have executed a Participant Agreement. Those placing orders to create Creation Units of a Fund through the Clearing Process should afford sufficient time to permit proper submission of the order to the Distributor prior to the Closing Time on the Transmittal Date.

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Orders for creation that are effected outside the Clearing Process are likely to require transmittal by the DTC Participant earlier on the Transmittal Date than orders effected using the Clearing Process. Those persons placing orders outside the Clearing Process should ascertain the deadlines applicable to DTC and the Federal Reserve Bank wire system by contacting the operations department of the broker or depository institution effectuating such transfer of Deposit Securities and Cash Component.

Orders to create Creation Units of a Fund may be placed through the Clearing Process utilizing procedures applicable to domestic funds for domestic securities (“Domestic Funds”) (see “—Placement of Creation Orders Using Clearing Process”) or outside the Clearing Process utilizing the procedures applicable to either Domestic Funds or foreign funds for foreign securities (“Foreign Funds”) (see “—Placement of Creation Orders Outside Clearing Process—Domestic Funds” and “—Placement of Creation Orders Outside Clearing Process—Foreign Funds”). In the event that a Fund includes both domestic and foreign securities, the time for submitting orders is as stated in the “Placement of Creation Orders Outside Clearing Process—Foreign Funds” and “Placement of Redemption Orders Outside Clearing Process—Foreign Funds” sections below shall operate.

Placement of Creation Orders Using Clearing Process—All Funds Except VanEck Vectors BDC Income ETF, VanEck Vectors CEF Municipal Income ETF, VanEck Vectors Mortgage REIT Income ETF and VanEck Vectors Preferred Securities ex Financials ETF

Fund Deposits must be delivered through a DTC Participant that has executed a Participant Agreement with the Distributor and with the Trust. A DTC Participant who wishes to place an order creating Creation Units of the Funds need not be a Participating Party, but such orders must state that the creation of Creation Units will be effected through a transfer of securities and cash. The Fund Deposit transfer must be ordered by the DTC Participant in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities through DTC to the account of the Trust by no later than 4:00 p.m. Eastern time, on the Settlement Date. The “Settlement Date” for each Fund is generally the third (3rd) Business Day (second (2nd) Business Day effective September 5, 2017) following the Transmittal Date. All questions as to the number of Deposit Securities to be delivered, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities, will be determined by the Trust, whose determination shall be final and binding. The cash equal to the Cash Component must be transferred directly to the Distributor through the Federal Reserve wire system in a timely manner so as to be received by the Distributor no later than 4:00 p.m. Eastern time, on the next Business Day immediately following the Transmittal Date. An order to create Creation Units of the Funds is deemed received by the Distributor on the Transmittal Date if (i) such order is received by the Distributor not later than the Closing Time on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed. Upon written notice to the Distributor, such cancelled order may be resubmitted the following Business Day using a Fund Deposit as newly constituted to reflect the current NAV of a Fund. The delivery of Creation Units so created will occur no later than the third (3rd) Business Day (second (2nd) Business Day effective September 5, 2017) following the day on which the creation order is deemed received by the Distributor.

Placement of Creation Orders Using Clearing Process—VanEck Vectors BDC Income ETF, VanEck Vectors CEF Municipal Income ETF, VanEck Vectors Mortgage REIT Income ETF and VanEck Vectors Preferred Securities ex Financials ETF

Fund Deposits created through the Clearing Process, if available, must be delivered through a Participating Party that has executed a Participant Agreement.

The Participant Agreement authorizes the Distributor to transmit to NSCC on behalf of the Participating Party such trade instructions as are necessary to effect the Participating Party’s creation order. Pursuant to such trade instructions from the Distributor to NSCC, the Participating Party agrees to transfer the requisite Deposit Securities (or contracts to purchase such Deposit Securities that are expected to be delivered in a “regular way” manner by the third (3rd) Business Day (second (2nd) Business Day effective September 5, 2017)) and the Cash Component to the Trust, together with such additional information as may be required by the Distributor. An order to create Creation Units of a Fund through the Clearing Process is deemed received by the Distributor on the Transmittal Date if (i) such order is received by the Distributor not later than the Closing Time on such Transmittal Date and (ii) all other procedures set forth in the Participant Agreement are properly followed.

Placement of Creation Orders Outside Clearing Process—Domestic Funds

Fund Deposits created outside the Clearing Process must be delivered through a DTC Participant that has executed a Participant Agreement. A DTC Participant who wishes to place an order creating Creation Units of the Funds to be effected outside the Clearing Process need not be a Participating Party, but such orders must state that the DTC Participant is not using

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the Clearing Process and that the creation of Creation Units will instead be effected through a transfer of securities and cash. The Fund Deposit transfer must be ordered by the DTC Participant in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities through DTC to the account of the Trust by no later than 11:00 a.m. Eastern time, of the next Business Day immediately following the Transmittal Date. All questions as to the number of Deposit Securities to be delivered, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities, will be determined by the Trust, whose determination shall be final and binding. The cash equal to the Cash Component must be transferred directly to the Distributor through the Federal Reserve wire system in a timely manner so as to be received by the Distributor no later than 2:00 p.m. Eastern time, on the next Business Day immediately following the Transmittal Date. An order to create Creation Units of a Fund outside the Clearing Process is deemed received by the Distributor on the Transmittal Date if (i) such order is received by the Distributor not later than the Closing Time on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed. However, if the Distributor does not receive both the requisite Deposit Securities and the Cash Component in a timely fashion on the next Business Day immediately following the Transmittal Date, such order will be cancelled. Upon written notice to the Distributor, such cancelled order may be resubmitted the following Business Day using a Fund Deposit as newly constituted to reflect the current NAV of the applicable Fund. The delivery of Creation Units so created will occur no later than the third (3rd) Business Day (second (2nd) Business Day effective September 5, 2017) following the day on which the creation order is deemed received by the Distributor.

Additional transaction fees may be imposed with respect to transactions effected outside the Clearing Process (through a DTC participant) and in circumstances in which any cash can be used in lieu of Deposit Securities to create Creation Units. (See “Creation Transaction Fee” section below.)

Placement of Creation Orders Outside Clearing Process—Foreign Funds

The Distributor will inform the Transfer Agent, the Adviser and the Custodian upon receipt of a Creation Order. The Custodian will then provide such information to the appropriate sub-custodian. The Custodian will cause the sub-custodian of such Fund to maintain an account into which the Deposit Securities (or the cash value of all or part of such securities, in the case of a permitted or required cash purchase or “cash in lieu” amount) will be delivered. Deposit Securities must be delivered to an account maintained at the applicable local custodian. The Trust must also receive, on or before the contractual settlement date, immediately available or same day funds estimated by the Custodian to be sufficient to pay the Cash Component next determined after receipt in proper form of the purchase order, together with the creation transaction fee described below.

Once the Transfer Agent has accepted a creation order, the Transfer Agent will confirm the issuance of a Creation Unit of a Fund against receipt of payment, at such NAV as will have been calculated after receipt in proper form of such order. The Transfer Agent will then transmit a confirmation of acceptance of such order.

Creation Units will not be issued until the transfer of good title to the Trust of the Deposit Securities and the payment of the Cash Component have been completed. When the sub-custodian has confirmed to the Custodian that the required Deposit Securities (or the cash value thereof) have been delivered to the account of the relevant sub-custodian, the Distributor and the Adviser will be notified of such delivery and the Transfer Agent will issue and cause the delivery of the Creation Units.

Acceptance of Creation Orders

The Trust reserves the absolute right to reject a creation order transmitted to it by the Distributor if, for any reason, (a) the order is not in proper form; (b) the creator or creators, upon obtaining the Shares, would own 80% or more of the currently outstanding Shares of a Fund; (c) the Deposit Securities delivered are not as specified by the Administrator, as described above; (d) the acceptance of the Deposit Securities would have certain adverse tax consequences to a Fund; (e) the acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (f) the acceptance of the Fund Deposit would otherwise, in the discretion of the Trust or the Adviser, have an adverse effect on the Trust or the rights of Beneficial Owners; or (g) in the event that circumstances outside the control of the Trust, the Distributor and the Adviser make it for all practical purposes impossible to process creation orders. Examples of such circumstances include, without limitation, acts of God or public service or utility problems such as earthquakes, fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; wars; civil or military disturbances, including acts of civil or military authority or governmental actions; terrorism; sabotage; epidemics; riots; labor disputes; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Adviser, the Distributor, DTC, the NSCC or any other participant in the creation process, and similar extraordinary events. The Transfer Agent will notify a prospective creator of its rejection of the order of such person. The Trust, the Custodian, any sub-custodian, the Distributor and the Transfer Agent are

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under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits to Authorized Participants nor shall any of them incur any liability to Authorized Participants for the failure to give any such notification.

All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust’s determination shall be final and binding.

Creation Transaction Fee

A fixed creation transaction fee of $500 (for VanEck Vectors AMT-Free 6-8 Year Municipal Index ETF, VanEck Vectors AMT-Free 12-17 Year Municipal Index ETF, VanEck Vectors AMT-Free Intermediate Municipal Index ETF, VanEck Vectors AMT-Free Long Municipal Index ETF, VanEck Vectors AMT-Free Short Municipal Index ETF, VanEck Vectors BDC Income ETF, VanEck Vectors CEF Municipal Income ETF, VanEck Vectors EM Investment Grade + BB Rated USD Sovereign Bond ETF, VanEck Vectors Fallen Angel High Yield Bond ETF, VanEck Vectors High-Yield Municipal Income ETF, VanEck Vectors Investment Grade Floating Rate Bond ETF, VanEck Vectors Mortgage REIT Income ETF, VanEck Vectors Preferred Securities ex Financials ETF, VanEck Vectors Pre-Refunded Municipal Index ETF, VanEck Vectors Short High-Yield Municipal Index ETF and VanEck Vectors Treasury-Hedged High Yield Bond ETF), $1,000 (for VanEck Vectors Emerging Markets Aggregate Bond ETF, VanEck Vectors Emerging Markets High Yield Bond ETF, VanEck Vectors Green Bond ETF, VanEck Vectors International High Yield Bond ETF and VanEck Vectors J.P. Morgan EM Local Currency Bond ETF) and $1,500 (for VanEck Vectors ChinaAMC China Bond ETF) payable to the Custodian is imposed on each creation transaction regardless of the number of Creation Units purchased in the transaction. Each Fund may adjust or waive all or a portion of its creation transaction fee (including both the fixed and variable components) from time to time. An additional charge will be imposed for cash creations affecting both long and short positions held by VanEck Vectors Treasury-Hedged High Yield Bond ETF. In addition, a variable charge for cash creations or for creations outside the Clearing Process currently of up to four times the basic creation transaction fee may be imposed. In the case of cash creations or where the Trust permits or requires a creator to substitute cash in lieu of depositing a portion of the Deposit Securities, the creator may be assessed an additional variable charge to compensate the Funds for the costs associated with purchasing the applicable securities. (See “Fund Deposit” section above.) As a result, in order to seek to replicate the in-kind creation order process, the Trust expects to purchase, in the secondary market or otherwise gain exposure to, the portfolio securities that could have been delivered as a result of an in-kind creation order pursuant to local law or market convention, or for other reasons (“Market Purchases”). In such cases where the Trust makes Market Purchases, the Authorized Participant will reimburse the Trust for, among other things, any difference between the market value at which the securities and/or financial instruments were purchased by the Trust and the cash in lieu amount (which amount, at the Adviser’s discretion, may be capped), applicable registration fees, brokerage commissions, fees and expenses incurred in connection with short sale transactions (with respect to VanEck Vectors Treasury-Hedged High Yield Bond ETF) and certain taxes. The Adviser may adjust the transaction fee to the extent the composition of the creation securities changes or cash in lieu is added to the Cash Component to protect ongoing shareholders. Creators of Creation Units are responsible for the costs of transferring the securities constituting the Deposit Securities to the account of the Trust.

Redemption of Creation Units

Shares may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by the Distributor, only on a Business Day and only through a Participating Party or DTC Participant who has executed a Participant Agreement. The Trust will not redeem Shares in amounts less than Creation Units. Beneficial Owners also may sell Shares in the secondary market, but must accumulate enough Shares to constitute a Creation Unit in order to have such Shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of Shares to constitute a redeemable Creation Unit. See with respect to each Fund the section entitled “Summary Information—Principal Risks of Investing in the Fund” and “Additional Information About the Funds’ Investment Strategies and Risks—Risks of Investing in the Funds” in the Prospectus.

To the extent a Fund’s redemptions are effected in-kind, the Administrator, through NSCC, makes available immediately prior to the opening of business on the Exchange (currently 9:30 a.m. Eastern time) on each day that the Exchange is open for business, the Fund Securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day. An Authorized Participant submitting a redemption request is deemed to represent to the Trust that it (or its client) (i) owns outright or has full legal authority and legal beneficial right to tender for redemption the requisite number of Fund Shares to be redeemed and can receive the entire proceeds of the

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redemption, and (ii) the Fund Shares to be redeemed have not been loaned or pledged to another party nor are they the subject of a repurchase agreement, securities lending agreement or such other arrangement that would preclude the delivery of such Fund Shares to the Trust. The Trust reserves the right to verify these representations at its discretion, but will typically require verification with respect to a redemption request from the Fund in connection with higher levels of redemption activity and/or short interest in the Fund. If the Authorized Participant, upon receipt of a verification request, does not provide sufficient verification of its representations as determined by the Trust, the redemption request will not be considered to have been received in proper form and may be rejected by the Trust.

Unless cash redemptions are permitted or required for a Fund, the redemption proceeds for a Creation Unit generally consist of Fund Securities as announced by the Administrator on the Business Day of the request for redemption, plus cash in an amount equal to the difference between the NAV of the Shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund Securities, less the redemption transaction fee and variable fees described below. Should the Fund Securities have a value greater than the NAV of the Shares being redeemed, a compensating cash payment to the Trust equal to the differential plus the applicable redemption transaction fee will be required to be arranged for by or on behalf of the redeeming shareholder. Each Fund reserves the right to honor a redemption request by delivering a basket of securities or cash that differs from the Fund Securities.

Redemption Transaction Fee

The basic redemption transaction fee of $500 (for VanEck Vectors AMT-Free 6-8 Year Municipal Index ETF, VanEck Vectors AMT-Free 12-17 Year Municipal Index ETF,VanEck Vectors AMT-Free Intermediate Municipal Index ETF, VanEck Vectors AMT-Free Long Municipal Index ETF, VanEck Vectors AMT-Free Short Municipal Index ETF, VanEck Vectors BDC Income ETF, VanEck Vectors CEF Municipal Income ETF, VanEck Vectors EM Investment Grade + BB Rated USD Sovereign Bond ETF, VanEck Vectors Fallen Angel High Yield Bond ETF, VanEck Vectors High-Yield Municipal Income ETF, VanEck Vectors Investment Grade Floating Rate Bond ETF, VanEck Vectors Mortgage REIT Income ETF, VanEck Vectors Preferred Securities ex Financials ETF, VanEck Vectors Pre-Refunded Municipal Index ETF, VanEck Vectors Short High-Yield Municipal Index ETF and VanEck Vectors Treasury-Hedged High Yield Bond ETF), $1,000 (for VanEck Vectors Emerging Markets Aggregate Bond ETF, VanEck Vectors Emerging Markets High Yield Bond ETF, VanEck Vectors Green Bond ETF, VanEck Vectors International High Yield Bond ETF and VanEck Vectors J.P. Morgan EM Local Currency Bond ETF) and $1,500 (for VanEck Vectors ChinaAMC China Bond ETF) is the same no matter how many Creation Units are being redeemed pursuant to any one redemption request. Each Fund may adjust or waive all or a portion of its redemption transaction fee (including both the fixed and variable components) from time to time. An additional charge up to four times the redemption transaction fee will be charged with respect to cash redemptions or redemptions outside of the Clearing Process. An additional variable charge for cash redemptions or partial cash redemptions (when cash redemptions are permitted or required for a Fund) may also be imposed to compensate the applicable Fund for the costs associated with selling the applicable securities. As a result, in order to seek to replicate the in-kind redemption order process, the Trust expects to sell, in the secondary market, the portfolio securities or settle any financial instruments that may not be permitted to be re-registered in the name of the Participating Party as a result of an in-kind redemption order pursuant to local law or market convention, or for other reasons (“Market Sales”). In such cases where the Trust makes Market Sales, the Authorized Participant will reimburse the Trust for, among other things, any difference between the market value at which the securities and/or financial instruments were sold or settled by the Trust and the cash in lieu amount (which amount, at the Adviser’s discretion, may be capped), applicable registration fees, brokerage commissions and certain taxes (“Transaction Costs”). The Adviser may adjust the transaction fee to the extent the composition of the redemption securities changes or cash in lieu is added to the Cash Component to protect ongoing shareholders. In no event will fees charged by a Fund in connection with a redemption exceed 2% of the value of each Creation Unit. Investors who use the services of a broker or other such intermediary may be charged a fee for such services. To the extent a Fund cannot recoup the amount of Transaction Costs incurred in connection with a redemption from the redeeming shareholder because of the 2% cap or otherwise, those Transaction Costs will be borne by the Fund’s remaining shareholders and negatively affect the Fund’s performance.

Placement of Redemption Orders Using Clearing Process—All Funds Except VanEck Vectors BDC Income ETF, VanEck Vectors CEF Municipal Income ETF, VanEck Vectors Mortgage REIT Income ETF and VanEck Vectors Preferred Securities ex Financials ETF

Orders to redeem Creation Units of a Fund must be delivered through a DTC Participant that has executed a Participant Agreement with the Distributor and with the Trust. A DTC Participant who wishes to place an order for redemption of Creation Units of a Fund to be effected need not be a Participating Party, but such orders must state that redemption of Creation Units of the Funds will instead be effected through transfer of Creation Units of the Funds directly through DTC. An order to redeem Creation Units of a Fund is deemed received by the Transfer Agent on the Transmittal Date if (i) such order is

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received by the Transfer Agent not later than 4:00 p.m. Eastern time on such Transmittal Date; (ii) such order is preceded or accompanied by the requisite number of Shares of Creation Units specified in such order, which delivery must be made through DTC to the Transfer Agent on such Transmittal Date; and (iii) all other procedures set forth in the Participant Agreement are properly followed.

After the Transfer Agent has deemed an order for redemption received, the Transfer Agent will initiate procedures to transfer the requisite Fund Securities (or contracts to purchase such Fund Securities) which are expected to be delivered within three Business Days (two Business Days effective September 5, 2017) and the cash redemption payment to the redeeming Beneficial Owner by the third Business Day (second (2nd) Business Day effective September 5, 2017) following the Transmittal Date on which such redemption order is deemed received by the Transfer Agent.

Placement of Redemption Orders Using Clearing Process—VanEck Vectors BDC Income ETF, VanEck Vectors CEF Municipal Income ETF, VanEck Vectors Mortgage REIT Income ETF and VanEck Vectors Preferred Securities ex Financials ETF

Orders to redeem Creation Units of a Fund through the Clearing Process, if available, must be delivered through a Participating Party that has executed the Participant Agreement. An order to redeem Creation Units of a Fund using the Clearing Process is deemed received on the Transmittal Date if (i) such order is received by the Transfer Agent not later than 4:00 p.m. Eastern time on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed; such order will be effected based on the NAV of the applicable Fund as next determined. An order to redeem Creation Units of the Fund using the Clearing Process made in proper form but received by the Fund after 4:00 p.m. Eastern time, will be deemed received on the next Business Day immediately following the Transmittal Date. The requisite Fund Securities (or contracts to purchase such Fund Securities which are expected to be delivered in a “regular way” manner) and the applicable cash payment will be transferred by the third (3rd) Business Day (second (2nd) Business Day effective September 5, 2017) following the date on which such request for redemption is deemed received.

Placement of Redemption Orders Outside Clearing Process—Domestic Funds

Orders to redeem Creation Units of a Fund outside the Clearing Process must be delivered through a DTC Participant that has executed the Participant Agreement. A DTC Participant who wishes to place an order for redemption of Creation Units of a Fund to be effected outside the Clearing Process need not be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that redemption of Creation Units of the Fund will instead be effected through transfer of Creation Units of the Fund directly through DTC. An order to redeem Creation Units of a Fund outside the Clearing Process is deemed received by the Transfer Agent on the Transmittal Date if (i) such order is received by the Transfer Agent not later than 4:00 p.m. Eastern time on such Transmittal Date; (ii) such order is preceded or accompanied by the requisite number of Shares of Creation Units specified in such order, which delivery must be made through DTC to the Transfer Agent on such Transmittal Date; and (iii) all other procedures set forth in the Participant Agreement are properly followed.

After the Transfer Agent has deemed an order for redemption outside the Clearing Process received, the Transfer Agent will initiate procedures to transfer the requisite Fund Securities (or contracts to purchase such Fund Securities) which are expected to be delivered within three Business Days (two Business Days effective September 5, 2017) and the cash redemption payment to the redeeming Beneficial Owner by the third (3rd) Business Day (second (2nd) Business Day effective September 5, 2017) following the Transmittal Date on which such redemption order is deemed received by the Transfer Agent. An additional variable redemption transaction fee of up to four times the basic transaction fee is applicable to redemptions outside the Clearing Process.

Placement of Redemption Orders Outside Clearing Process—Foreign Funds

Arrangements satisfactory to the Trust must be in place for the Participating Party to transfer the Creation Units through DTC on or before the settlement date. Redemptions of Shares for Fund Securities will be subject to compliance with applicable U.S. federal and state securities laws and a Fund (whether or not it otherwise permits or requires cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Funds could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Deposit Securities under such laws.

In connection with taking delivery of Shares for Fund Securities upon redemption of Creation Units, a redeeming shareholder or entity acting on behalf of a redeeming shareholder must maintain appropriate custody arrangements with a qualified broker dealer, bank or other custody providers in each jurisdiction in which any of the Fund Securities are customarily traded, to which account such Fund Securities will be delivered. If neither the redeeming shareholder nor the entity acting on behalf of a redeeming shareholder has appropriate arrangements to take delivery of the Fund Securities in the applicable foreign jurisdiction and it is not possible to make other such arrangements, or if it is not possible to effect deliveries of the Fund

44

Securities in such jurisdictions, the Trust may, in its discretion, exercise its option to redeem such Shares in cash, and the redeeming shareholder will be required to receive its redemption proceeds in cash.

Deliveries of redemption proceeds generally will be made within three Business Days (two Business Days effective September 5, 2017). Due to the schedule of holidays in certain countries or for other reasons, however, the delivery of redemption proceeds may take longer than three Business Days (two Business Days effective September 5, 2017) after the day on which the redemption request is received in proper form. In such cases, the local market settlement procedures will not commence until the end of the local holiday periods.

For every occurrence of one or more intervening holidays in the applicable non-U.S. market that are not holidays observed in the U.S. equity market, the redemption settlement cycle may be extended by the number of such intervening holidays. In addition to holidays, other unforeseeable closings in a non-U.S. market due to emergencies may also prevent the Foreign Funds from delivering securities within the normal settlement period.

VanEck Vectors ChinaAMC China Bond ETF generally intends to effect creation transactions of Creation Units on the Business Day after the trade date (“T+1”) and settle redemption transactions on the fourth Business Day following the trade date (“T+4”). VanEck Vectors Emerging Markets Aggregate Bond ETF and VanEck Vectors J.P. Morgan EM Local Currency Bond ETF generally intend to effect creation transactions of Creation Units within two Business Days and settle redemption transactions on the third Business Day following the trade date (“T+3”). For redemptions submitted on a dividend declaration date, the Funds intend to settle redemption transactions on the second Business Day (“T+2”). The Funds may effect deliveries of Creation Units and redemption proceeds on a basis other than as described above in order to accommodate local holiday schedules, to account for different treatment among foreign and U.S. markets of dividend record dates and ex-dividend dates or under certain other circumstances. If in-kind creations are permitted or required by the Funds, the ability of the Trust to effect in-kind creations and redemptions as described above, of receipt of an order in good form is subject to, among other things, the condition that, within the time period from the date of the order to the date of delivery of the securities, there are no days that are holidays in the applicable foreign market. For every occurrence of one or more intervening holidays in the applicable foreign market that are not holidays observed in the U.S. equity market, the redemption settlement cycle will be extended by the number of such intervening holidays. In addition to holidays, other unforeseeable closings in a foreign market due to emergencies may also prevent the Trust from delivering securities within normal settlement period.

The securities delivery cycles currently practicable for transferring portfolio securities to redeeming investors, coupled with non-U.S. market holiday schedules, will require a delivery process longer than seven calendar days, in certain circumstances. The holidays applicable to the Foreign Funds during such periods are listed below, as are instances where more than seven days will be needed to deliver redemption proceeds. Although certain holidays may occur on different dates in subsequent years, the number of days required to deliver redemption proceeds in any given year is not expected to exceed the maximum number of days listed below for the Foreign Fund. The proclamation of new holidays, the treatment by market participants of certain days as “informal holidays” (e.g., days on which no or limited securities transactions occur, as a result of substantially shortened trading hours), the elimination of existing holidays, or changes in local securities delivery practices, could affect the information set forth herein at some time in the future.

In calendar years 2017 and 2018, the dates of regular holidays affecting the relevant securities markets in which the Foreign Funds invest are as follows (please note these holiday schedules are subject to potential changes in the relevant securities markets):

2017

AMERICAN SAMOA
January 16	April 17	July 17	November 11
February 20	May 29	September 5	November 23
April 14	July 4	October 9	December 25
December 26
ARGENTINA
February 27	May 1	October 16	December 25
February 28	May 25	November 6
March 24	June 20	November 20
April 13	August 21	December 8

AUSTRALIA
January 2	April 14	April 25	December 25
January 26	April 17	June 12	December 26

45

AZERBAIJAN
January 2	March 21	May 9	June 27
January 20	March 22	May 29	September 1
March 8	March 23	June 15	October 8
March 20	March 24	June 26	November 9

BAHRAIN
January 1	June 26	September 3	November 30
May 1	June 27	September 21	December 17
June 25

BANGLADESH
February 21	June 25	August 15	December 31
March 26	June 26	September 3
May 1	June 27	October 1
May 10	August 14	December 25

BARBADOS
January 2	April 28	August 1	December 24
January 21	May 1	August 7	December 25
April 14	June 5	November 30	December 26
April 17

BELGIUM
April 14	May 25	July 21	December 25
April 17	May 26	August 15	December 26
May 1	June 5	November 1

BERMUDA
January 2	June 19	September 4	December 25
April 14	August 3	November 13	December 26
May 24	August 4

BRAZIL
January 1	April 21	September 7	November 20
January 25	May 1	October 12	December 24
February 27	June 15	November 2	December 25
February 28	July 9	November 15	December 29
April 14

BULGARIA
January 2	April 17	May 24	December 25
March 3	May 1	September 6	December 26
April 14	May 8	September 22	December 27

CANADA
January 2	May 22	August 7	November 13
February 20	June 26	September 4	December 25
April 14	July 3	October 9	December 26

CAYMAN ISLANDS
January 2	April 14	September 4	November 23
January 16	May 29	October 9	December 25
February 20	July 4	November 10

CHILE
January 1	May 1	August 15	October 27
April 14	May 21	September 18	November 1
April 15	June 26	September 19	December 8
April 16	July 16	October 9	December 25
46

CHINA
January 1	January 31	May 1	October 3
January 2	February 1	May 28	October 4
January 27	February 2	May 29	October 5
January 28	April 2	May 30	October 6
January 29	April 3	October 1	October 7
January 30	April 4	October 2	October 8

COLOMBIA
January 1	May 1	July 20	November 13
January 9	May 29	August 7	December 8
March 20	June 19	August 21	December 25
April 13	June 26	October 16
April 14	July 3	November 6

COSTA RICA
April 11	May 1	August 15	December 25
April 13	July 25	September 15
April 14	August 2	October 16

CROATIA
January 6	May 1	August 5	December 26
April 14	June 15	November 1
April 17	June 22	December 25

CYPRUS
January 6	April 17	June 5	December 26
February 27	April 18	August 15
April 14	May 1	December 25

CZECH REPUBLIC
January 1	May 8	October 28	December 26
April 14	July 5	November 17
April 17	July 6	December 24
May 1	September 28	December 25

DENMARK
April 13	May 1	May 25	December 25
April 14	May 12	June 5	December 26
April 17	May 25

DOMINICAN REPUBLIC
January 6	February 27	June 15	November 6
January 26	April 14	August 16	December 25
January 30	May 1

EGYPT
January 1	April 25	June 27	August 31
January 25	May 1	June 39	September 21
April 16	June 25	July 23	November 30
April 17	June 26

EL SALVADOR
April 13	May 1	August 6	November 2
April 14	May 10	September 15	December 25

47

FAROE ISLANDS
April 13	April 25	June 5	December 25
April 14	May 1	July 29	December 26
April 16	May 25	December 24	December 31
April 17	June 4

FINLAND
January 6	April 17	June 23	December 25
April 13	May 1	December 6	December 26
April 14	May 25

FRANCE
April 14	May 8	July 14	December 25
April 17	May 25	August 15	December 26
May 1	June 5	November 1

GEORGIA
January 2	March 8	May 9	August 28
January 19	April 14	May 12	November 23
March 3	April 17	May 26

GERMANY
January 6	May 1	June 15	December 25
April 14	May 25	October 3	December 26
April 17	June 5	October 31

GHANA
January 2	May 1	July 3	September 21
March 6	May 25	July 7	December 25
April 14	June 26	September 13	December 26
April 17

GREECE
January 6	April 17	June 5	December 25
February 27	May 1	August 15	December 26
April 14

GUATEMALA
April 13	May 1	September 15	November 1
April 14	June 30	October 12	December 25
April 17	August 15	October 20

GUERNSEY
April 14	May 1	May 29	December 25
April 17	May 9	August 28	December 26

HONG KONG
January 2	April 14	May 30	December 26
January 27	April 17	October 2
January 30	May 1	October 5
April 5	May 3	December 25

HUNGARY
January 1	March 15	August 20	October 23

48

INDIA
January 26	April 4	August 15	October 19
February 21	April 14	August 17	October 20
February 24	May 1	August 25	December 1
March 13	May 10	October 2	December 25
March 28	June 26

INDONESIA
January 1	May 1	June 25	September 1
January 28	May 11	June 26	September 21
March 28	May 25	June 27	December 1
April 14	June 23	June 28	December 25
April 24	June 24	August 17	December 26

IRELAND
January 2	April 17	August 7	November 23
January 16	May 1	August 28	December 22
February 20	May 29	September 4	December 25
March 17	June 5	October 9	December 26
April 14	July 4	October 30

ISLE OF MAN
January 2	May 1	July 5	December 25
April 14	May 29	August 28	December 26
April 17	June 9

ISRAEL
March 12	May 2	September 21	September 30
April 11	May 31	September 22	October 5
April 17	August 1	September 29	October 12

ITALY
January 6	May 1	August 15	December 25
April 14	June 2	December 8	December 26
April 17

JAPAN
January 2	May 3	July 17	October 9
January 3	May 4	August 11	November 3
January 9	May 5	September 18	November 23
March 20

JERSEY
January 2	May 1	May 29	December 25
April 14	May 9	August 28	December 26
April 17

JORDAN
January 1	June 25	August 31	September 21
April 30	June 26	September 3	November 30
May 1	June 27	September 4	December 25
May 25	June 28

KENYA
January 2	May 1	June 27	December 25
April 14	June 1	October 20	December 26
April 17	June 26	December 12

49

LEBANON
January 2	April 17	June 26	September 21
January 6	May 1	June 27	November 22
April 14	May 25	September 1	December 25

LITHUANIA
February 16	May 1	August 15	December 25
April 14	May 25	November 1	December 26
April 17	July 16

LUXEMBOURG
April 14	May 1	December 25	December 26
April 17

MACAU
January 2	April 17	October 2	December 20
January 30	May 1	October 5	December 22
January 31	May 3	November 2	December 25
April 4	May 30	December 8	December 26
April 14

MALAYSIA
January 1	February 1	June 12	September 16
January 2	February 9	June 25	September 21
January 28	May 1	June 26	October 18
January 29	May 10	August 31	December 1
January 30	June 3	September 1	December 25

MALTA
January 2	April 17	August 15	December 13
February 10	May 1	September 8	December 25
March 31	June 7	September 21	December 26
April 14	June 29	December 8

MAURITIUS
January 2	February 24	June 26	November 2
February 1	March 29	October 19	December 25
February 9	May 1	November 1

MEXICO
January 1	April 13	September 16	December 12
February 6	April 14	November 2	December 25
March 20	May 1	November 20

MONACO
January 2	May 1	June 15	November 20
January 27	May 25	August 15	December 8
April 17	June 5	November 1	December 25

MOROCCO
January 11	June 27	August 21	September 22
May 1	August 14	September 1	November 6
June 26

NETHERLANDS
April 14	April 27	May 25	December 25
April 17	May 1	June 5	December 26

50

NIGERIA
January 2	May 29	September 2	December 26
April 14	June 25	October 2
April 17	June 26	December 1
May 1	September 1	December 25

NORWAY
April 12	April 17	May 25	December 25
April 13	May 1	June 5	December 26
April 14	May 17

OMAN
January 1	June 25	June 28	July 23
April 24	June 26	June 29	November 19
April 25	June 27

PANAMA
January 2	February 28	April 14	November 10
January 9	March 1	May 1	December 8
February 27	April 13	November 3	December 25

PARAGUAY
March 1	May 15	September 29	December 25
April 13	June 12	October 12
April 14	August 15	December 8

PERU
January 1	May 1	July 29	November 1
April 13	June 29	August 30	December 8
April 14	July 28	October 8	December 25

PHILIPPINES
January 1	April 9	May 1	October 31
January 2	April 13	June 12	November 1
January 28	April 14	August 21	November 30
February 25	April 15	August 28	December 25

POLAND
January 1	May 1	August 15	December 26
January 6	May 3	November 1
April 16	June 4	November 11
April 17	June 15	December 25

PORTUGAL
April 14	June 13	October 5	December 8
April 17	June 15	November 1	December 25
April 25	August 15	December 1	December 26
May 1

PUERTO RICO
January 2	April 14	July 4	November 23
January 16	May 29	September 4	November 24
February 20	July 3	October 9	December 25

QATAR
January 1	June 25	June 28	September 3
February 14	June 26	June 29	December 18
March 5	June 27

51

ROMANIA
January 2	May 1	August 15	December 25
January 24	June 1	November 30	December 26
April 17	June 5	December 1

RUSSIA
January 1	January 6	March 8	November 4
January 2	January 7	May 1	November 6
January 3	January 8	May 8
January 4	February 23	May 9
January 5	February 24	June 12

SAUDI ARBIA
June 25	June 27	June 29	September 4
June 26	June 28	September 3	September 5

SERBIA
January 2	February 15	April 14	May 1
January 3	February 16	April 17	May 2

SINGAPORE
January 2	May 1	August 9	October 18
January 30	May 10	September 1	December 25
April 14	June 26

SLOVAKIA
January 6	May 1	September 1	November 17
February 3	May 8	September 15	December 25
April 14	July 5	November 1	December 26
April 17	August 29

SOUTH AFRICA
January 1	April 27	August 3	December 16
March 21	May 1	August 9	December 25
March 25	May 2	September 24	December 26
March 28	June 16

SOUTH KOREA
January 27	May 5	October 3	October 9
January 30	May 9	October 4	December 20
March 1	June 6	October 5	December 25
May 1	August 15	October 6	December 29
May 3

SPAIN
January 6	April 17	October 12	December 8
March 20	May 1	November 1	December 25
April 13	July 25	November 9	December 26
April 14	August 15	December 6

SRI LANKA
January 12	April 13	June 8	October 5
January 20	April 14	June 26	October 18
February 10	May 1	August 7	November 3
February 17	May 10	September 1	December 1
February 24	May 11	September 5	December 25
April 10

52

SWEDEN
January 5	April 17	May 25	November 3
January 6	May 1	June 6	December 25
April 13	May 24	June 23	December 26
April 14

SWITZERLAND
January 2	April 24	June 5	December 25
April 14	May 1	August 1	December 26
April 17	May 25	September 11

TAIWAN
January 2	January 31	April 3	May 30
January 25	February 1	April 4	October 4
January 26	February 27	May 1	October 9
January 27	February 28	May 29	October 10
January 30

THAILAND
January 1	April 6	May 10	October 23
January 2	April 13	July 8	December 5
January 3	April 14	July 10	December 10
February 11	May 1	August 12	December 11
February 12	May 5	August 14

TURKEY
January 1	June 24	July 15	September 3
April 23	June 25	August 30	September 4
May 1	June 26	September 1	October 28
May 19	June 27	September 2	October 29

UKRAINE
January 2	March 8	May 8	June 28
January 3	April 17	May 9	August 24
January 9	May 1	June 5	October 16

UNITED ARAB EMIRATES
January 1	June 25	August 31	November 30
April 24	June 26	September 21	December 3

UNITED KINGDOM
January 2	April 17	August 28	December 22
January 16	May 1	September 4	December 25
February 20	May 29	October 9	December 26
April 14	July 4	November 23	December 29

URUGUAY
January 6	April 14	June 19	October 16
February 27	April 17	July 18	November 2
February 28	May 1	August 25	December 25
April 13	May 22

VENEZUELA
January 9	April 19	July 5	October 12
February 27	May 1	July 24	November 6
February 28	May 29	August 14	December 11
April 13	June 19	September 11	December 25
April 14	July 3

53

VIETNAM
January 2	January 30	April 6	May 2
January 26	January 31	May 1	September 4
January 27	February 1

ZAMBIA
January 2	April 17	July 3	October 18
March 8	May 1	July 4	October 24
March 13	May 25	August 7	December 25
April 14

2018

AMERICAN SAMOA
January 1	April 17	September 3	November 12
January 15	May 28	October8	November 22
February 19	July 4	November 11	December 25
March 30

ARGENTINA
January 1	April 2	June 18	October 15
March 30	May 1	July 9	December 8
April 1	May 25	August 20	December 25

AUSTRALIA
January 1	April 2	August 6	December 25
January 26	April 25	October 1	December 26
March 30	June 11

AZERBAIJAN
January 1	March 20	May 28	August 23
January 2	March 21	June 15	October 18
January 22	March 22	June 26	November 9
March 8	March 23	August 22	December 31
March 19	May 9

BAHRAIN
January 1	June 18	September 11	November 20
May 1	August 22	September 19	December 16
June 15	August 23	September 20	December 17
June 17	August 24

BANGLADESH
February 21	June 8	August 15	September 20
March 17	June 11	August 22	October 19
March 26	June 14	August 23	November 20
April 14	June 15	August 24	December 16
May 1	June 16	September 3	December 25
May 29

BARBADOS
January 1	April 2	May 21	November 30
January 22	April 28	August 1	December 25
March 30	May 1	August 6	December 26

54

BELGIUM
January 1	May 1	July 21	November 11
January 6	May 10	August 15	December 25
April 2	May 21	November 1

BERMUDA
January 1	August 2	September 3	December 25
March 30	August 3	November 12	December 26
June 18

BRAZIL
January 1	March 30	May 31	November 2
February 12	April 21	September 7	November 15
February 13	May 1	October 12	December 25

BULGARIA
January 1	April 30	September 6	December 24
March 3	May 1	September 7	December 25
April 6	May 6	September 22	December 26
April 9	May 24

CANADA
January 1	May 21	September 3	December 25
February 19	July 2	October 8	December 26
March 30	August 6	November 12

CAYMAN ISLANDS
January 1	March 30	June 11	December 25
January 22	April 2	July 2	December 26
February 14	May 21	November 12

CHILE
January 1	May 21	September 19	December 25
March 30	July 2	October 15	December 31
March 31	July 16	November 1
April 1	August 15	November 2
May 1	September 18	December 8

CHINA
January 1	February 19	April 30	October 2
February 15	February 20	May 1	October 3
February 16	February 21	June 18	October 4
February 17	April 5	September 24	October 5
February 18	April 6	October 1

COLOMBIA
January 1	May 10	July 20	December 8
January 8	May 13	August 7	December 25
March 19	May 31	August 15
March 29	June 11	October 15
March 30	June 17	November 5
May 1	July 2	November 12

COSTA RICA
January 1	April 11	August 2	October 2
March 29	May 1	August 15	December 25
March 30	July 25	September 15

55

CROATIA
January 1	May 31	August 15	December 26
January 6	June 22	October 8
April 2	June 25	November 1
May 1	August 5	December 25

CYPRUS
January 1	April 1	May 1	October 28
January 6	April 6	May 28	December 25
February 19	April 9	August 15	December 26
March 25	April 10	October 1

CZECH REPUBLIC
January 1	May 1	July 6	December 25
March 30	May 8	September 28	December 26
April 2	July 5	December 24

DENMARK
January 1	April 2	May 21	December 26
March 29	April 27	June 5	December 31
March 30	May 10	December 24
April 1	May 11	December 25

DOMINICAN REPUBLIC
January 1	February 27	May 31	September 24
January 8	March 30	July 29	November 6
January 21	April 1	August 16	December 25
January 25	May 1

EGYPT
January 7	April 25	August 21	November 20
January 25	May 1	August 22
April 8	July 1	August 23
April 9	July 23	September 11

EL SALVADOR
January 1	April 1	August 4	December 31
March 29	May 1	September 15
March 30	May 10	December 24
March 31	June 17	December 25

FAROE ISLANDS
January 1	April 25	August 6	December 25
January 2	June 4	October 26	December 26
March 30	July 6
April 2	August 4

FINLAND
January 1	March 30	May 1	December 26
January 6	April 2	December 25

FRANCE
January 1	May 1	December 25	December 26
March 25	October 28

56

GEORGIA
January 1	March 3	April 8	May 26
January 2	March 8	April 9	August 28
January 7	April 6	May 8	October 14
January 19	April 7	May 9	November 23

GERMANY
January 1	March 30	May 1	December 25
March 25	April 2	October 28	December 26

GHANA
January 1	April 2	June 15	September 21
March 6	May 1	July 1	December 7
March 30	May 25	August 22	December 25

GREECE
January 1	March 25	May 1	October 28
January 6	April 6	May 28	December 25
February 19	April 9	August 15	December 26

GUATEMALA
January 1	March 31	September 15	November 1
March 29	May 1	October 20	December 25
March 30	June 30

GUERNSEY
January 1	April 2	June 21	December 21
March 20	May 1	August 27	December 25
March 25	May 9	September 23	December 26
March 30	May 28	October 28

HONG KONG
January 1	April 2	December 25	December 26
March 30

HUNGARY
January 1	March 16	August 20	October 23
March 15

INDONESIA
January 1	May 1	June 16	December 25
February 16	May 10	August 17	December 31
March 17	May 30	August 22
March 30	June 1	September 12
April 14	June 15	November 21

IRELAND
January 1	April 2	August 6	December 25
March 30	June 4	October 29	December 26

ISLE OF MAN
January 1	May 7	July 5	December 25
March 30	May 28	August 27	December 26
April 2	June 8

ISRAEL
March 1	May 20	September 11	September 24
April 6	July 22	September 18	October 1
April 19	September 10	September 19

57

ITALY
January 1	April 2	December 25	December 26
March 30	May 1

JAPAN
January 1	March 21	July 16	November 3
January 2	April 30	August 11	November 23
January 3	May 3	September 17	December 24
January 8	May 4	September 24	December 31
February 12	May 5	October 8

JERSEY
January 1	May 7	May 28	December 25
March 30	May 9	August 27	December 26
April 2

JORDAN
January 1	June 15	August 22	September 11
April 13	June 16	August 23	November 20
May 1	June 17	August 24	December 25
May 25

KENYA
January 1	April 30	June 26	December 25
April 13	May 31	October 19	December 26
April 16	June 25	December 20

LEBANON
January 1	April 1	May 25	September 20
January 6	April 4	June 15	November 20
February 9	April 6	August 15	November 22
February 14	April 8	August 22	December 25
March 30	May 1	September 11

LITHUANIA
January 1	April 2	June 24	December 24
February 16	May 1	July 6	December 25
March 11	May 6	August 15	December 26
April 1	June 3	November 1

LUXEMBOURG
January 1	May 10	August 15	December 26
April 2	May 21	November 1
May 1	June 23	December 25

MACAU
January 1	April 5	October 2	December 24
February 16	May 1	October 17	December 25
February 17	May 22	November 2	December 26
February 18	June 18	December 8
March 30	September 25	December 20
March 31	October 1	December 22

MALAYSIA
January 1	May 1	September 16	December 25
February 1	August 31	September 17

58

MALTA
January 1	March 31	August 15	December 8
February 10	May 1	September 8	December 13
March 19	June 7	September 21	December 25
March 30	June 29

MAURITIUS
January 1	February 13	May 1	November 2
January 2	February 16	June 15	November 7
January 31	March 12	August 15	December 25
February 1	March 18	September 13

MEXICO
January 1	March 30	November 2	December 25
February 5	May 1	November 19
March 19	May 5	December 1
March 29	September 16	December 12

MONACO
January 1	May 1	May 31	November 19
January 27	May 10	August 15	December 8
April 2	May 21	November 1	December 25

MOROCCO
January 1	July 30	August 22	November 20
January 11	August 14	August 23	November 21
May 1	August 20	September 11	January 1
June 15	August 21	November 6

NETHERLANDS
January 1	April 2	May 21	December 25
March 25	April 27	October 28	December 26
March 30	May 12

NIGERIA
January 1	May 1	June 15	December 26
March 8	May 27	August 22
March 30	May 29	October 1
April 2	June 12	December 25

NORWAY
January 1	April 2	May 17	December 25
March 29	May 1	May 21	December 26
March 30	May 10

OMAN
January 1	June 17	August 23	November 18
April 13	June 18	August 24	November 19
June 15	July 23	August 25	November 20
June 16	August 22	September 11

PANAMA
January 1	February 14	November 4	November 28
January 9	March 30	November 5	December 8
February 12	May 1	November 10	December 25
February 13	November 3

59

PARAGUAY
January 1	April 1	August 15	December 8
March 1	May 1	September 29	December 25
March 29	May 8	October 12	December 31
March 30	June 12

PERU
January 1	May 1	July 29	November 1
March 29	June 29	August 30	December 8
March 30	July 28	October 8	December 25

PHILIPPINES
January 1	April 9	August 27	December 25
March 29	May 1	November 1	December 30
March 30	June 12	November 30	December 31

POLAND
January 1	May 1	August 15	December 25
March 30	May 3	November 1	December 26
April 2	May 31	December 24

PORTUGAL
January 1	April 2	December 25	December 26
March 30	May 1

PUERTO RICO
January 1	March 20	June 17	October 12
January 6	March 22	June 21	November 12
January 15	March 30	July 4	November 22
February 13	April 1	July 25	December 24
February 14	May 13	September 3	December 25
February 19	May 28	September 23

QATAR
February 13	June 16	August 22	December 18
March 4	June 17	August 23
June 15	August 21	August 24

ROMANIA
January 1	April 9	August 15	December 26
January 2	May 1	November 30
January 24	May 28	December 1
March 1	June 1	December 25

RUSSIA
January 1	February 19	May 28	November 12
January 2	February 23	June 12	November 22
January 3	March 8	July 4	December 25
January 4	March 30	September 3
January 5	May 1	October 8
January 15	May 9	November 5

SAUDI ARABIA
June 15	June 18	August 22	September 23
June 17	August 21	August 23

60

SERBIA
January 1	February 15	April 8	May 9
January 2	February 16	April 9	November 12
January 7	April 6	May 1
January 8	April 7	May 2

SINGAPORE
January 1	May 1	August 9	December 25
March 30

SLOVAKIA
January 1	May 1	September 15	December 24
January 6	July 5	November 1	December 25
March 30	August 29	November 17	December 26
April 2	September 1

SOUTH AFRICA
January 1	April 2	June 16	December 16
March 21	April 27	August 9	December 25
March 30	May 1	September 24	December 26

SOUTH KOREA
January 1	May 1	June 13	September 26
February 15	May 5	August 15	October 3
February 16	May 7	September 23	October 9
February 17	May 22	September 24	December 25
March 1	June 6	September 25

SPAIN
January 1	March 30	July 25	November 1
March 19	May 1	August 15	December 25
March 29	May 31	October 12

SRI LANKA
January 15	March 31	June 28	November 20
January 31	April 13	July 27	November 23
February 4	April 14	August 22	December 22
February 13	May 1	August 24	December 25
March 1	May 29	October 24
March 30	June 15	November 7

SWEDEN
January 1	May 1	June 22	December 26
March 30	May 10	December 24	December 31
April 2	June 6	December 25

SWITZERLAND
January 1	April 22	June 10	December 25
April 19	May 30	August 1	December 26

TAIWAN
January 1	April 5	May 1	October 10
February 28

THAILAND
January 1	April 13	May 29	December 5
January 2	April 16	July 26	December 10
March 2	May 1	August 13	December 31
April 6	May 7	October 23	January 1

61

TURKEY
January 1	May 1	August 30	October 29
April 23	May 19

UKRAINE
January 1	April 9	May 9	August 24
January 7	May 1	May 28	October 15
March 8	May 2	June 28	November 21
March 9	May 8	June 29

UNITED ARAB EMIRATES
January 1	August 21	August 26	November 30
April 13	August 22	September 11	December 2
June 14	August 23	November 20	December 3

UNITED KINGDOM
January 1	April 2	August 27	December 25
March 25	May 7	October 28	December 26
March 30	May 28

URUGUAY
January 1	March 30	June 19	October 12
February 12	April 19	July 18	November 2
February 13	May 1	August 25	December 25
March 29

VENEZUELA
January 1	March 29	July 5	November 1
February 12	March 30	June 29	December 24
February 13	April 19	July 5	December 25
March 26	May 1	July 24	December 31
March 27	June 24	August 15
March 28	June 29	October 12

VIETNAM
January 2	January 29	April 6	May 2
January 27	January 30	May 1	September 4
January 28

ZAMBIA
January 1	March 31	July 2	October 18
March 8	April 2	July 3	October 24
March 12	May 1	August 6	December 25
March 30	May 25

The longest redemption cycle for Foreign Funds is a function of the longest redemption cycle among the countries whose securities comprise the Fund. In the calendar years 2017 and 2018, the dates of regular holidays affecting the following securities markets present the worst-case (longest) redemption cycle* for Foreign Funds as follows:

62

SETTLEMENT PERIODS GREATER

THAN SEVEN DAYS FOR YEAR 2017

	Beginning of Settlement Period	End of Settlement Period	Number of Days in Settlement Period
China	1/24/2017	2/3/2017	10
	1/25/2017	2/6/2017	12
	1/26/2017	2/7/2017	12
	9/27/2017	10/9/2017	12
	9/28/2017	10/10/2017	12
	9/29/2017	10/11/2017	12
Indonesia	6/20/2017	6/29/2017	9
	6/21/2017	6/30/2017	9
	6/22/2017	7/3/2017	11
Israel	4/5/2017	4/18/2017	13
	4/6/2017	4/19/2017	13
	4/7/2017	4/20/2017	13
	4/25/2017	5/3/2017	8
	4/26/2017	5/4/2017	8
	4/27/2017	5/5/2017	8
	9/14/2017	9/25/2017	11
	9/18/2017	9/26/2017	8
	9/19/2017	9/27/2017	8
	9/28/2017	10/16/2017	18
	10/2/2017	10/17/2017	15
	10/3/2017	10/18/2017	15

	12/7/2017	12/18/2017	11
	12/11/2017	12/19/2017	8
Malaysia	1/24/2017	7/3/2017	8
	1/25/2017	7/4/2017	8
	1/26/2017	7/5/2017	8
South Africa	3/14/2017	3/22/2017	8
	3/15/2017	3/23/2017	8
	3/16/2017	3/24/2017	8
	3/17/2017	3/27/2017	10
	4/7/2017	4/18/2017	11
	4/10/2017	4/19/2017	9
	4/11/2017	4/20/2017	9
	4/12/2017	4/21/2017	9
	4/13/2017	4/24/2017	11
	4/20/2017	4/28/2017	8
	4/21/2017	5/2/2017	10
	4/24/2017	5/3/2017	9
	4/25/2017	5/4/2017	9
	4/26/2017	5/5/2017	9
	4/28/2017	5/10/2017	10
	6/12/2017	6/20/2017	8
	6/13/2017	6/21/2017	8
	6/14/2017	6/22/2017	8
	6/15/2017	6/23/2017	8
	8/2/2017	8/10/2017	8
	8/3/2017	8/11/2017	8
	8/4/2017	8/14/2017	10
	8/7/2017	8/15/2017	8

63

SETTLEMENT PERIODS GREATER THAN SEVEN DAYS FOR YEAR 2017

	Beginning of Settlement Period	End of Settlement Period	Number of Days in Settlement Period
	8/8/2017	8/16/2017	8
	9/18/2017	9/26/2017	8
	9/19/2017	9/27/2017	8
	9/20/2017	9/28/2017	8
	9/21/2017	9/29/2017	8
	9/22/2017	10/2/2017	10
	12/18/2017	12/27/2017	9
	12/19/2017	12/28/2017	9
	12/20/2017	12/29/2017	9
	12/21/2017	1/1/2017	11
	12/22/2017	1/2/2017	11

SETTLEMENT PERIODS GREATER THAN SEVEN DAYS FOR YEAR 2018
	Beginning of Settlement Period	End of Settlement Period	Number of Days in Settlement Period

China	2/12/2018	2/22/2018	10
	2/13/2018	2/23/2018	10
	2/14/2018	2/26/2018	12
	9/26/2018	10/8/2018	12
	9/27/2018	10/9/2018	12
	9/28/2018	10/10/2018	12

Czech Republic	12/21/2018	12/31/2018	10

Egypt	8/20/2018	8/28/2018	8

Morocco	8/17/2018	8/28/2018	11

Norway	3/26/2018	4/3/2018	8
	3/27/2018	4/4/2018	8
	3/28/2018	4/5/2018	8

Russia	12/29/2017	1/10/2018	12

*	These worst-case redemption cycles are based on information regarding regular holidays, which may be out of date. Based on changes in holidays, longer (worse) redemption cycles are possible.
64

The right of redemption may be suspended or the date of payment postponed (1) for any period during which the relevant Exchange is closed (other than customary weekend and holiday closings); (2) for any period during which trading on the relevant Exchange is suspended or restricted; (3) for any period during which an emergency exists as a result of which disposal of the Shares of a Fund or determination of its NAV is not reasonably practicable; or (4) in such other circumstance as is permitted by the SEC.

DETERMINATION OF NET ASSET VALUE

The following information supplements and should be read in conjunction with the section in each Fund’s Prospectus entitled “Shareholder Information—Determination of NAV.”

The NAV per Share for each Fund is computed by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of Shares outstanding. Expenses and fees, including the management fee, are accrued daily and taken into account for purposes of determining NAV. The NAV of each Fund is determined each business day as of the close of trading (ordinarily 4:00 p.m. Eastern time) on the New York Stock Exchange.

The values of each Fund’s portfolio securities are based on the securities’ closing prices on the markets on which the securities trade, when available. Due to the time differences between the United States and certain countries in which certain Funds invest, securities on these exchanges may not trade at times when Shares of the Fund will trade. In the absence of a last reported sales price, or if no sales were reported, and for other assets for which market quotes are not readily available, values may be based on quotes obtained from a quotation reporting system, established market makers or by an outside independent pricing service. Debt instruments with remaining maturities of more than 60 days are valued at the evaluated mean price provided by an outside independent pricing service. If an outside independent pricing service is unable to provide a valuation, the instrument is valued at the mean of the highest bid and the lowest asked quotes obtained from one or more brokers or dealers selected by the Adviser. Prices obtained by an outside independent pricing service may use information provided by market makers or estimates of market values obtained from yield data related to investments or securities with similar characteristics and may use a computerized grid matrix of securities and its evaluations in determining what it believes is the fair value of the portfolio securities. Short-term debt instruments having a maturity of 60 days or less are valued at amortized cost. Any assets or liabilities denominated in currencies other than the U.S. dollar are converted into U.S. dollars at the current market rates on the date of valuation as quoted by one or more sources. If a market quotation for a security or other asset is not readily available or the Adviser believes it does not otherwise accurately reflect the market value of the security or asset at the time a Fund calculates its NAV, the security or asset will be fair valued by the Adviser in accordance with the Trust’s valuation policies and procedures approved by the Board of Trustees. Each Fund may also use fair value pricing in a variety of circumstances, including but not limited to, situations when the value of a security in the Fund’s portfolio has been materially affected by events occurring after the close of the market on which the security is principally traded (such as a corporate action or other news that may materially affect the price of a security) or trading in a security has been suspended or halted. In addition, each Fund that holds foreign equity securities currently expects that it will fair value certain of the foreign equity securities held by the Fund each day the Fund calculates its NAV, except those securities principally traded on exchanges that close at the same time the Fund calculates its NAV.

Accordingly, a Fund’s NAV may reflect certain portfolio securities’ fair values rather than their market prices at the time the exchanges on which they principally trade close. Fair value pricing involves subjective judgments and it is possible that a fair value determination for a security or other asset is materially different than the value that could be realized upon the sale of such security or asset. In addition, fair value pricing could result in a difference between the prices used to calculate a Fund’s NAV and the prices used by such Fund’s Index. This may adversely affect a Fund’s ability to track its Index. With respect to securities that are principally traded on foreign exchanges, the value of a Fund’s portfolio securities may change on days when you will not be able to purchase or sell your Shares.

DIVIDENDS AND DISTRIBUTIONS

The following information supplements and should be read in conjunction with the section in each Fund’s Prospectus entitled “Shareholder Information-Distributions.”

65

General Policies

Dividends from net investment income, if any, are declared and paid monthly by each Fund (quarterly with respect to VanEck Vectors BDC Income ETF and VanEck Vectors Mortgage REIT Income ETF). Distributions of net realized capital gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for each Fund to improve its Index tracking or to comply with the distribution requirements of the Internal Revenue Code, in all events in a manner consistent with the provisions of the 1940 Act. It is currently expected that each Fund will distribute virtually all of its net income (interest less expenses) monthly (quarterly with respect to VanEck Vectors BDC Income ETF and VanEck Vectors Mortgage REIT Income ETF) while capital gains distributions will generally occur annually in December. In addition, in situations where a Fund acquired investment securities after the beginning of the dividend period, the Fund may elect to distribute at least annually amounts representing the full dividend yield on the underlying portfolio securities of the Fund, net of expenses of the Fund, as if the Fund owned such underlying portfolio securities for the entire dividend period. If the Fund so elects, in which case some portion of each distribution may result in a return of capital, which, for tax purposes, is treated as a return of your investment in Shares.

Dividends and other distributions on Shares are distributed, as described below, on a pro rata basis to Beneficial Owners of such Shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from the Trust. The Trust makes additional distributions to the minimum extent necessary (i) to distribute the entire annual taxable income and net-tax exempt interest income of the Trust, plus any net capital gains and (ii) to avoid imposition of the excise tax imposed by Section 4982 of the Internal Revenue Code. Management of the Trust reserves the right to declare special dividends if, in its reasonable discretion, such action is necessary or advisable to preserve the status of each Fund as a regulated investment company (“RIC”) or to avoid imposition of income or excise taxes on undistributed income.

DIVIDEND REINVESTMENT SERVICE

No reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by Beneficial Owners of the Funds through DTC Participants for reinvestment of their dividend distributions. If this service is used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole Shares of the Funds. Beneficial Owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require Beneficial Owners to adhere to specific procedures and timetables.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

Although the Trust does not have information concerning the beneficial ownership of shares held in the names of DTC Participants, as of July 31, 2017, the name, address and percentage of ownership of each DTC Participant that owned of record 5% or more of the outstanding shares of a Fund were as follows:

VanEck Vectors AMT-Free 6-8 Year Municipal Index ETF
Name and Address of Owner of Record	Percentage of Class of Fund Owned
J.P. Morgan Clearing Corp. 3 Chase Metrotech Center, Proxy Dept./NY1-H034, Brooklyn, NY 11245-0001	41.88%
Van Eck Associates Corporation 666 Third Avenue, New York, NY 10017	33.33%
National Financial Services LLC 200 Liberty Street, New York, NY 10281	14.00%
Merrill Lynch Professional Clearing Corp. 101 Hudson Street, Jersey City, NJ 07302	5.84%

VanEck Vectors AMT-Free 12-17 Year Municipal Index ETF
Name and Address of Owner of Record	Percentage of Class of Fund Owned
JP Morgan Clearing Corp. 3 Chase Metrotech Center, Proxy Dept./NY1-H034, Brooklyn NY 11245-0001	36.32%

66

BNP Paribas Prime Brokerage, Inc. 525 Washington Blvd, 9th Floor, Jersey City, NJ 07310	25.00%
Van Eck Associates Corporation 666 Third Avenue, New York, NY 10017	25.00%
Merrill Lynch Professional Clearing Corp. 101 Hudson Street, Jersey City, NJ 07302	9.37%

VanEck Vectors AMT-Free Intermediate Municipal Index ETF
Name and Address of Owner of Record	Percentage of Class of Fund Owned
Merrill Lynch, Pierce, Fenner & Smith Inc. World Financial Center, North Tower, New York, NY 10080	53.49%
Charles Schwab & Co., Inc. 101 Montgomery Street, San Francisco, CA 94104	6.14%
Wells Fargo Clearing Services, LLC 2801 Market Street, H0006-09B, St Louis, MO Missouri 63103	5.15%

VanEck Vectors AMT-Free Long Municipal Index ETF
Name and Address of Owner of Record	Percentage of Class of Fund Owned
Merrill Lynch, Pierce, Fenner & Smith Inc. World Financial Center, North Tower, New York, NY 10080	17.52%
Charles Schwab & Co., Inc. 101 Montgomery Street, San Francisco, CA 94104	12.04%
Pershing LLC One Pershing Plaza, Jersey City, NJ 07399	9.25%
The Bank of New York Mellon One Wall Street, 5th Floor, New York, NY 10286-0001	8.64%
National Financial Services LLC 200 Liberty Street, New York, NY 10281	6.10%
Stifel Nicolaus & Co., Inc. 501 N. Broadway St., St. Louis MO 63102	5.21%

VanEck Vectors AMT-Free Short Municipal Index ETF
Name and Address of Owner of Record	Percentage of Class of Fund Owned
Charles Schwab & Co., Inc. 101 Montgomery Street, San Francisco, CA 94104	19.42%
Merrill Lynch, Pierce, Fenner & Smith Inc. World Financial Center, North Tower, New York, NY 10080	12.99%
National Financial Services LLC 200 Liberty Street, New York, NY 10281	12.25%
Morgan Stanley Smith Barney LLC 1 Harborside Financial Center, Plaza II, Jersey City, NJ 07311	9.42%
Wells Fargo Clearing Services, LLC 2801 Market Street, H0006-09B, St Louis, MO Missouri 63103	7.49%
UBS Financial Services Inc. 1000 Harbor Boulevard, Weehawken, NJ 07086-6790	6.62%
TD Ameritrade Clearing, Inc. 4211 South 102nd Street, Omaha, NE 68127-1031	5.06%

67

VanEck Vectors BDC Income ETF
Name and Address of Owner of Record	Percentage of Class of Fund Owned
Charles Schwab & Co., Inc. 101 Montgomery Street, San Francisco, CA 94104	15.06%
National Financial Services LLC 200 Liberty Street, New York, NY 10281	14.08%
Pershing LLC One Pershing Plaza, Jersey City, NJ 07399	11.84%
LPL Financial Corp. 9785 Towne Center Drive, San Diego, CA 92121-1968	10.16%
Morgan Stanley Smith Barney LLC 1 Harborside Financial Center, Plaza II, Jersey City, NJ 07311	9.96%
TD Ameritrade Clearing, Inc. 4211 South 102nd Street, Omaha, NE 68127-1031	7.76%

VanEck Vectors CEF Municipal Income ETF
Name and Address of Owner of Record	Percentage of Class of Fund Owned
National Financial Services LLC 200 Liberty Street, New York, NY 10281	17.46%
Charles Schwab & Co., Inc. 101 Montgomery Street, San Francisco, CA 94104	12.75%
TD Ameritrade Clearing, Inc. 4211 South 102nd Street, Omaha, NE 68127-1031	10.68%
Raymond James & Associates Inc. 880 Carillon Parkway, Saint Petersburg, FL 33716	9.10%
Merrill Lynch, Pierce, Fenner & Smith Inc. World Financial Center, North Tower, New York, NY 10080	8.80%
Pershing LLC One Pershing Plaza, Jersey City, NJ 07399	6.90%
Morgan Stanley Smith Barney LLC 1 Harborside Financial Center, Plaza II, Jersey City, NJ 07311	6.03%
E*Trade Clearing LLC 34 Exchange Place Plaza II Jersey City, NJ 07311	5.63%

VanEck Vectors ChinaAMC China Bond ETF
Name and Address of Owner of Record	Percentage of Class of Fund Owned
National Financial Services LLC 200 Liberty Street, New York, NY 10281	18.52%
Charles Schwab & Co., Inc. 101 Montgomery Street, San Francisco, CA 94104	12.34%
J.P. Morgan Clearing Corp. 3 Chase Metrotech Center, Proxy Dept./NY1-H034, Brooklyn, NY 11245-0001	9.27%
TD Ameritrade Clearing, Inc. 4211 South 102nd Street, Omaha, NE 68127-1031	8.29%
Pershing LLC One Pershing Plaza, Jersey City, NJ 07399	8.13%
Vanguard Marketing Corp. 100 Vanguard Blvd., Malvern, PA 19355	6.07%

VanEck Vectors EM Investment Grade + BB Rated USD Sovereign Bond ETF
Name and Address of Owner of Record	Percentage of Class of Fund Owned
Van Eck Associates Corporation 666 Third Avenue, New York, NY 10017	77.00%

68

Goldman, Sachs & Co. 30 Hudson Street, Jersey City, NJ 07302	9.96%
Merrill Lynch Professional Clearing Corp. 101 Hudson Street, Jersey City, NJ 07302	7.41%

VanEck Vectors Emerging Markets Aggregate Bond ETF
Name and Address of Owner of Record	Percentage of Class of Fund Owned
Van Eck Associates Corporation 666 Third Avenue, New York, NY 10017	57.14%
National Financial Services LLC 200 Liberty Street, New York, NY 10281	12.28%
Merrill Lynch Professional Clearing Corp. 101 Hudson Street, Jersey City, NJ 07302	11.08%
J.P. Morgan Clearing Corp. 3 Chase Metrotech Center, Proxy Dept./NY1-H034, Brooklyn, NY 11245-0001	6.30%

VanEck Vectors Emerging Markets High Yield Bond ETF
Name and Address of Owner of Record	Percentage of Class of Fund Owned
National Financial Services LLC 200 Liberty Street, New York, NY 10281	17.94%
The Bank of New York Mellon One Wall Street, 5th Floor, New York, NY 10286-0001	14.78%
Pershing LLC One Pershing Plaza, Jersey City, NJ 07399	12.68%
State Street Bank and Trust Company 225 Franklin Street, Boston, MA 02110	9.02%
Charles Schwab & Co., Inc. 101 Montgomery Street, San Francisco, CA 94104	7.01%
Wells Fargo Clearing Services, LLC 2801 Market Street, H0006-09B, St Louis, MO Missouri 63103	6.75%
TD Ameritrade Clearing, Inc. 4211 South 102nd Street, Omaha, NE 68127-1031	5.73%

VanEck Vectors Fallen Angel High Yield Bond ETF
Name and Address of Owner of Record	Percentage of Class of Fund Owned
National Financial Services LLC 200 Liberty Street, New York, NY 10281	20.55%
TD Ameritrade Clearing, Inc. 4211 South 102nd Street, Omaha, NE 68127-1031	13.31%
Charles Schwab & Co., Inc. 101 Montgomery Street, San Francisco, CA 94104	12.81%
Pershing LLC One Pershing Plaza, Jersey City, NJ 07399	9.60%

VanEck Vectors Green Bond ETF
Name and Address of Owner of Record	Percentage of Class of Fund Owned
Pershing LLC One Pershing Plaza, Jersey City, NJ 07399	14.15%
Merrill Lynch, Pierce, Fenner & Smith Inc. World Financial Center, North Tower, New York, NY 10080	13.25%
National Financial Services LLC 200 Liberty Street, New York, NY 10281	12.12%

69

TD Ameritrade Clearing, Inc. 4211 South 102nd Street, Omaha, NE 68127-1031	11.49%
Charles Schwab & Co., Inc. 101 Montgomery Street, San Francisco, CA 94104	9.83%
Wells Fargo Clearing Services, LLC 2801 Market Street, H0006-09B, St Louis, MO Missouri 63103	9.47%
Merrill Lynch Professional Clearing Corp. 101 Hudson Street, Jersey City, NJ 07302	7.65%
J.P. Morgan Clearing Corp. 3 Chase Metrotech Center, Proxy Dept./NY1-H034, Brooklyn, NY 11245-0001	7.35%

VanEck Vectors High-Yield Municipal Index ETF
Name and Address of Owner of Record	Percentage of Class of Fund Owned
Merrill Lynch, Pierce, Fenner & Smith Inc. World Financial Center, North Tower, New York, NY 10080	14.09%
National Financial Services LLC 200 Liberty Street, New York, NY 10281	12.26%
Charles Schwab & Co., Inc. 101 Montgomery Street, San Francisco, CA 94104	10.90%
Pershing LLC One Pershing Plaza, Jersey City, NJ 07399	6.25%
Morgan Stanley Smith Barney LLC 1 Harborside Financial Center, Plaza II, Jersey City, NJ 07311	5.51%
JP Morgan Chase Bank, National Associate 14201 Dallas PKWY Floor 12, Dallas, TX 75254	5.43%
Wells Fargo Clearing Services, LLC 2801 Market Street, H0006-09B, St Louis, MO Missouri 63103	5.20%

VanEck Vectors International High Yield Bond ETF
Name and Address of Owner of Record	Percentage of Class of Fund Owned
The Bank of New York Mellon One Wall Street, 5th Floor, New York, NY 10286-0001	17.45%
Charles Schwab & Co., Inc. 101 Montgomery Street, San Francisco, CA 94104	17.03%
State Street Bank and Trust Company 225 Franklin Street, Boston, MA 02110	10.06%
TD Ameritrade Clearing, Inc. 4211 South 102nd Street, Omaha, NE 68127-1031	6.88%
Merrill Lynch, Pierce, Fenner & Smith Inc. World Financial Center, North Tower, New York, NY 10080	6.86%
Wells Fargo Clearing Services, LLC 2801 Market Street, H0006-09B, St Louis, MO Missouri 63103	5.98%
National Financial Services LLC 200 Liberty Street, New York, NY 10281	5.76%

VanEck Vectors Investment Grade Floating Rate ETF
Name and Address of Owner of Record	Percentage of Class of Fund Owned
Charles Schwab & Co., Inc. 101 Montgomery Street, San Francisco, CA 94104	29.24%
National Financial Services LLC 200 Liberty Street, New York, NY 10281	12.46%

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Deutsche Bank AG 60 Wall Street, Mail Stop NYC60-3712, New York, N.Y. 10005-2836	9.02%
TD Ameritrade Clearing, Inc. 4211 South 102nd Street, Omaha, NE 68127-1031	7.65%
Pershing LLC One Pershing Plaza, Jersey City, NJ 07399	6.14%

VanEck Vectors J.P. Morgan EM Local Currency Bond ETF
Name and Address of Owner of Record	Percentage of Class of Fund Owned
Charles Schwab & Co., Inc. 101Montgomery Street, San Francisco, CA 94104	27.63%
Merrill Lynch, Pierce, Fenner & Smith Inc. World Financial Center, North Tower, New York, NY 10080	16.72%
TD Ameritrade Clearing, Inc. 4211 South 102nd Street, Omaha, NE 68127-1031	7.64%
State Street Bank and Trust Company 225 Franklin Street, Boston, MA 02110	7.16%
The Bank of New York Mellon One Wall Street, 5th Floor, New York, NY 10286-0001	5.84%

VanEck Vectors Mortgage REIT Income ETF
Name and Address of Owner of Record	Percentage of Class of Fund Owned
Charles Schwab & Co., Inc. 101 Montgomery Street, San Francisco, CA 94104	23.01%
National Financial Services LLC 200 Liberty Street, New York, NY 10281	20.90%
TD Ameritrade Clearing, Inc. 4211 South 102nd Street, Omaha, NE 68127-1031	11.29%
Merrill Lynch, Pierce, Fenner & Smith Inc. World Financial Center, North Tower, New York, NY 10080	6.60%
Morgan Stanley Smith Barney LLC 1 Harborside Financial Center, Plaza II, Jersey City, NJ 07311	5.05%

VanEck Vectors Preferred Securities ex Financials ETF
Name and Address of Owner of Record	Percentage of Class of Fund Owned
National Financial Services LLC 200 Liberty Street, New York, NY 10281	21.59%
Charles Schwab & Co., Inc. 101 Montgomery Street, San Francisco, CA 94104	21.26%
TD Ameritrade Clearing, Inc. 4211 South 102nd Street, Omaha, NE 68127-1031	9.60%
Pershing LLC One Pershing Plaza, Jersey City, NJ 07399	7.20%

VanEck Vectors Pre-Refunded Municipal Index ETF
Name and Address of Owner of Record	Percentage of Class of Fund Owned
Charles Schwab & Co., Inc. 101 Montgomery Street, San Francisco, CA 94104	24.44%
Merrill Lynch, Pierce, Fenner & Smith Inc. World Financial Center, North Tower, New York, NY 10080	16.53%
Morgan Stanley Smith Barney LLC 1 Harborside Financial Center, Plaza II, Jersey City, NJ 07311	14.32%

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National Financial Services LLC 200 Liberty Street, New York, NY 10281	8.72%
Wells Fargo Clearing Services, LLC 2801 Market Street, H0006-09B, St Louis, MO Missouri 63103	6.33%

VanEck Vectors Short High-Yield Municipal Index ETF
Name and Address of Owner of Record	Percentage of Class of Fund Owned
National Financial Services LLC 200 Liberty Street, New York, NY 10281	15.73%
Merrill Lynch, Pierce, Fenner & Smith Inc. World Financial Center, North Tower, New York, NY 10080	15.17%
Charles Schwab & Co., Inc. 101 Montgomery Street, San Francisco, CA 94104	11.82%
TD Ameritrade Clearing, Inc. 4211 South 102nd Street, Omaha, NE 68127-1031	7.52%
Wells Fargo Clearing Services, LLC 2801 Market Street, H0006-09B, St Louis, MO Missouri 63103	6.43%
Morgan Stanley Smith Barney LLC 1 Harborside Financial Center, Plaza II, Jersey City, NJ 07311	5.36%

VanEck Vectors Treasury-Hedged High Yield Bond ETF
Name and Address of Owner of Record	Percentage of Class of Fund Owned
J.P. Morgan Clearing Corp. 3 Chase Metrotech Center, Proxy Dept./NY1-H034, Brooklyn, NY 11245-0001	36.10%
National Financial Services LLC 200 Liberty Street, New York, NY 10281	33.33%
Merrill Lynch Professional Clearing Corp. 101 Hudson Street, Jersey City, NJ 07302	10.03%

TAXES

The following information also supplements and should be read in conjunction with the section in each Fund’s Prospectus entitled “Shareholder Information-Tax Information” and the section in this Statement of Additional Information entitled “Special Considerations and Risks.” The following summary of certain relevant tax provisions is subject to change, and does not constitute legal or tax advice.

Each Fund intends to qualify for and to elect treatment as a RIC under Subchapter M of the Internal Revenue Code. As a RIC, each Fund will not be subject to U.S. federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders. To qualify for treatment as a RIC, a company must annually distribute at least 90% of its net investment company taxable income (which includes dividends, interest and net short-term capital gains) and at least 90% of its tax-exempt interest income, for each tax year, if any, to its shareholders and meet several other requirements relating to the nature of its income and the diversification of its assets, among others. However, to the extent the Fund invests directly in RMB Bonds, if the Fund does not receive approval from SAFE to repatriate funds associated with such direct investment on a timely basis, it may be unable to meet the distribution requirements required to qualify for the favorable tax treatment otherwise generally afforded to regulated investment companies under the Internal Revenue Code. If a Fund fails to qualify for any taxable year as a RIC, all of its taxable income will be subject to tax at regular corporate income tax rates without any deduction for distributions to shareholders, and such distributions generally will be taxable to shareholders as ordinary dividends to the extent of the Fund’s current and accumulated earnings and profits.

VanEck Vectors CEF Municipal Income ETF is treated as a separate corporation for federal income tax purposes from the Underlying Funds. VanEck Vectors CEF Municipal Income ETF, therefore, is considered to be a separate entity in determining its treatment under the rules for RICs described herein and in the Prospectus. Losses in an Underlying Fund do not generally offset gains or distributions of another Underlying Fund. Redemptions of shares in an Underlying Fund could also

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result in a gain and/or income to VanEck Vectors CEF Municipal Income ETF. The Fund’s use of the fund-of-funds structure could therefore affect the amount, timing and character of distributions to shareholders. Redemptions of shares in an Underlying Fund could also cause additional distributable gains to shareholders of VanEck Vectors CEF Municipal Income ETF.

Each Fund will be subject to a 4% excise tax on certain undistributed income if it does not distribute to its shareholders in each calendar year an amount at least equal to the sum of 98% of its ordinary income (taking into account certain deferrals and elections) for the calendar year, 98.2% of its capital gain net income for the twelve months ended October 31 of such year, and 100% of any undistributed amounts from the prior years. Although each Fund generally intends to declare and distribute dividends and distributions in the amounts and at the times necessary to avoid the application of this 4% excise tax, the Fund may elect to retain a portion of its income and gains, and in such a case, the Fund may be subject to excise tax.

As a result of U.S. federal income tax requirements, the Trust on behalf of the Funds, has the right to reject an order for a creation of Shares if the creator (or group of creators) would, upon obtaining the Shares so ordered, own 80% or more of the outstanding Shares of a Fund and if, pursuant to Section 351 of the Internal Revenue Code, the Funds would have a basis in the Deposit Securities different from the market value of such securities on the date of deposit. The Trust also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determination. See “Creation and Redemption of Creation Units-Procedures for Creation of Creation Units.”

Dividends, interest and gains received by a Fund from a non-U.S. investment may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of a Fund’s total assets at the end of its taxable year consist of foreign stock or securities or if at least 50% of the value of a Fund’s total assets at the close of each quarter of its taxable year is represented by interests in RICs, the Fund may elect to “pass through” to its investors certain foreign income taxes paid by the Fund, with the result that each investor will (i) include in gross income, as an additional dividend, even though not actually received, the investor’s pro rata share of the Fund’s foreign income taxes, and (ii) either deduct (in calculating U.S. taxable income) or credit (in calculating U.S. federal income), subject to certain holding period and other limitations, the investor’s pro rata share of the Fund’s foreign income taxes. It is expected that more than 50% of each of VanEck Vectors ChinaAMC China Bond ETF’s, VanEck Vectors Emerging Markets Aggregate Bond ETF’s, VanEck Vectors Emerging Markets High Yield Bond ETF’s, VanEck Vectors International High Yield Bond ETF’s and VanEck Vectors J.P. Morgan EM Local Currency Bond ETF’s assets will consist of foreign securities that are foreign-listed companies and/or foreign-domiciled companies.

Under Section 988 of the Internal Revenue Code, special rules are provided for certain transactions in a foreign currency other than the taxpayer’s functional currency (i.e., unless certain special rules apply, currencies other than the U.S. dollar). In general, foreign currency gains or losses from forward contracts, from futures contracts that are not “regulated futures contracts,” and from unlisted options will be treated as ordinary income or loss under Section 988 of the Internal Revenue Code. Also, certain foreign exchange gains or losses derived with respect to foreign fixed income securities are also subject to Section 988 treatment. In general, therefore, Section 988 gains or losses will increase or decrease the amount of a Fund’s investment company taxable income available to be distributed to shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund’s net capital gain.

Special tax rules may change the normal treatment of gains and losses recognized by a Fund if the Fund makes certain investments such as investments in structured notes, swaps, options, futures transactions and non-U.S. corporations classified as passive foreign investment companies (“PFICs”). Those special tax rules can, among other things, affect the treatment of capital gain or loss as long-term or short-term and may result in ordinary income or loss rather than capital gain or loss and may accelerate when a Fund has to take these items into account for U.S. federal income tax purposes. The application of these special rules would therefore also affect the timing and character of distributions made by a Fund. See “U.S. Federal Tax Treatment of Futures Contracts” for certain federal income tax rules regarding futures contracts.

VanEck Vectors ChinaAMC China Bond ETF’s investments in swaps and other derivative instruments may generally be less tax-efficient than a direct investment in RMB Bonds. Furthermore, VanEck Vectors ChinaAMC China Bond ETF may be required to periodically adjust its positions in these swaps or derivatives to comply with certain regulatory requirements which may further cause these investments to be less efficient than a direct investment in RMB Bonds.

There may be uncertainty as to the appropriate treatment of certain of a Fund’s investments for U.S. federal income tax purposes. In particular, a Fund may invest a portion of its net assets in below investment grade instruments. Investments in these types of instruments may present special tax issues for such Fund. U.S. federal income tax rules are not entirely clear

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about issues such as when a Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless instruments, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a bankruptcy or workout context are taxable. These and other issues will be addressed by a Fund, to the extent necessary, in order to seek to ensure that it distributes sufficient income to ensure that it does not become subject to U.S. federal income or excise tax.

Certain Funds may make investments, both directly and/or through swaps or other derivative positions, in PFICs. Investments in PFICs are subject to special tax rules which may result in adverse tax consequences to a Fund and its shareholders. To the extent a Fund invests in PFICs, it generally intends to elect to “mark to market” these investments at the end of each taxable year. By making this election, the Fund will recognize as ordinary income any increase in the value of such shares as of the close of the taxable year over their adjusted basis and as ordinary loss any decrease in such investment (but only to the extent of prior income from such investment under the mark to market rules). Gains realized with respect to a disposition of a PFIC that a Fund has elected to mark to market will be ordinary income. By making the mark to market election, a Fund may recognize income in excess of the distributions that it receives from its investments. Accordingly, a Fund may need to borrow money or dispose of some of its investments in order to meet its distribution requirements. If a Fund does not make the mark to market election with respect to an investment in a PFIC, the Fund could become subject to U.S. federal income tax with respect to certain distributions from, and gain on the dispositions of, the PFIC which cannot be avoided by distributing such amounts to the Fund’s shareholders.

A Fund or some of the real estate investment trusts (“REIT”s) in which a Fund may invest may be permitted to hold residual interests in real estate mortgage investment conduits (“REMIC”s). Under Treasury regulations not yet issued, but that may apply retroactively, a portion of a Fund’s income from a REIT that is attributable to the REIT’s residual interest in a REMIC (referred to in the Internal Revenue Code as an “excess inclusion”) will be subject to federal income tax in all events. These regulations are expected to provide that excess inclusion income of a RIC, such as a Fund, will be allocated to shareholders of the RIC in proportion to the dividends received by shareholders, with the same consequences as if shareholders held the related REMIC residual interest directly.

In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and that otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a non-U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax.

If at any time during any taxable year a “disqualified organization” (as defined in the Code) is a record holder of a share in a RIC, then the RIC will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations. It is not expected that a substantial portion of a Fund’s assets will be residual interests in REMICs. Additionally, the Funds do not intend to invest in REITs in which a substantial portion of the assets will consist of residual interests in REMICs.

A Fund may make investments in which it recognizes income or gain prior to receiving cash with respect to such investment. For example, under certain tax rules, a Fund may be required to accrue a portion of any discount at which certain securities are purchased as income each year even though the Fund receives no payments in cash on the security during the year. To the extent that a Fund makes such investments, it generally would be required to pay out such income or gain as a distribution in each year to avoid taxation at the Fund level.

Each Fund will report to shareholders annually the amounts of dividends received from ordinary income, tax-exempt income and the amount of distributions received from capital gains and the portion of dividends, if any, which may qualify for the dividends received deduction. Certain ordinary dividends paid to non-corporate shareholders may qualify for taxation at a lower tax rate applicable to long-term capital gains provided holding period and other requirements are met at both the shareholder and Fund levels. The Funds (except for VanEck Vectors BDC Income ETF and VanEck Vectors Preferred Securities ex Financials ETF) do not expect that any of their distributions will be qualified dividends eligible for lower tax rates or for the corporate dividends received deduction. In the event that VanEck Vectors BDC Income ETF and VanEck Vectors Preferred Securities ex Financials ETF receive such a dividend and designate the distribution of such dividend as a qualified dividend, the dividend may be taxed at maximum capital gains rates of 15% or 20%, provided holding period and other requirements are met at both the shareholder and the Fund level. It is not expected that any significant portion of the VanEck

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Vectors BDC Income ETF’s or VanEck Vectors Preferred Securities ex Financials ETF’s distributions will be eligible for qualified dividend treatment.

A portion of the dividend income received by each Fund may constitute qualified dividend income eligible to be taxed at a maximum rate of 20% to individuals, trusts and estates. If the aggregate amount of qualified dividend income received by each Fund during any taxable year is less than 95% of the Fund’s gross income (as specifically defined for that purpose), qualified dividend treatment applies only if and to the extent reported by the Fund as qualified dividend income. Each Fund may report such dividends as qualified dividend income only to the extent the Fund itself has qualified dividend income for the taxable year with respect to which such dividends are made. Qualified dividend income is generally dividend income from taxable domestic corporations and certain foreign corporations (e.g., foreign corporations incorporated in a possession of the United States or in certain countries with comprehensive tax treaties with the United States, or whose stock is readily tradable on an established securities market in the United States), provided the Fund has held the stock in such corporations for more than 60 days during the 121 day period beginning on the date which is 60 days before the date on which such stock becomes ex-dividend with respect to such dividend (the “holding period requirement”). In order to be eligible for the 20% maximum rate on dividends from the Funds attributable to qualified dividends, shareholders must separately satisfy the holding period requirement with respect to their Fund shares.

In general, a sale of Shares results in capital gain or loss, and for individual shareholders, is taxable at a federal rate dependent upon the length of time the Shares were held. A redemption of a shareholder’s Fund Shares is normally treated as a sale for tax purposes. Fund Shares held for a period of one year or less at the time of such sale or redemption will, for tax purposes, generally result in short-term capital gains or losses, and those held for more than one year will generally result in long-term capital gains or losses. The maximum tax rate on long-term capital gains available to a non-corporate shareholder generally is 15% or 20%, depending on whether the shareholder’s income exceeds certain threshold amounts (but the 25% capital gain tax rate will remain applicable to 25% rate gain distributions received by VanEck Vectors Mortgage REIT Income ETF).

If at the end of each quarter of the taxable year of a RIC, 50% or more of the assets, by value, of the RIC are either (i) state, municipal and other bonds that pay interest that is exempt from federal income tax, or (ii) interests in other RICs, the RIC may designate a portion of its dividends as exempt-interest dividends. The Municipal Funds and VanEck Vectors CEF Municipal Income ETF expect to be eligible to make such designations with respect to a substantial amount of the income each receives. The portion of the dividends that are designated as being exempt-interest dividends generally will be exempt from federal income tax and may be exempt from state and local taxation. Depending on a shareholder’s state of residence, exempt-interest dividends paid by the Funds from interest earned on municipal securities of that state, or its political subdivision, may be exempt in the hands of such shareholder from income tax in that state and its localities. However, income from municipal securities of states other than the shareholder’s state of residence generally will not qualify for this treatment.

Interest on indebtedness incurred by a shareholder to purchase or carry shares of the Municipal Funds will not be deductible for U.S. federal income tax purposes. In addition, the IRS may require a shareholder in a Fund that receives exempt-interest dividends to treat as taxable income a portion of certain otherwise non-taxable social security and railroad retirement benefit payments. In addition, the receipt of dividends and distributions from the Funds may affect a foreign corporate shareholder’s federal “branch profits” tax liability and the federal “excess net passive income” tax liability of a shareholder of a Subchapter S corporation. Shareholders should consult their own tax advisers as to whether they are (i) “substantial users” with respect to a facility or “related” to such users within the meaning of the IRC or (ii) subject to the federal “branch profits” tax, or the deferral “excess net passive income” tax.

Shares of the Municipal Funds and VanEck Vectors CEF Municipal Income ETF generally would not be suitable for tax-exempt institutions or tax- deferred retirement plans (e.g., plans qualified under Section 401 of the Internal Revenue Code, and individual retirement accounts). Such retirement plans would not gain any benefit from the tax-exempt nature of a Municipal Fund’s and VanEck Vectors CEF Municipal Income ETF’s dividends because such dividends would be ultimately taxable to beneficiaries when distributed to them.

Gain or loss on the sale or redemption of Fund Shares is measured by the difference between the amount of cash received (or the fair market value of any property received) and the adjusted tax basis of the Shares. Shareholders should keep records of investments made (including Shares acquired through reinvestment of dividends and distributions) so they can compute the tax basis of their Fund Shares. Legislation passed by Congress requires reporting of adjusted cost basis information for covered securities, which generally include shares of a regulated investment company acquired after January 1, 2012, to the Internal Revenue Service and to taxpayers. Shareholders should contact their financial intermediaries with respect to reporting of cost basis and available elections for their accounts.

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A loss realized on a sale or exchange of Shares of a Fund may be disallowed if other Fund Shares (or substantially identical shares) are acquired (whether through the automatic reinvestment of dividends or otherwise) within a sixty-one (61) day period beginning thirty (30) days before and ending thirty (30) days after the date that the Shares are disposed of. In such a case, the basis of the Shares acquired will be adjusted to reflect the disallowed loss. Any loss upon the sale or exchange of Shares held for six (6) months or less will be treated as long-term capital loss to the extent of any capital gain dividends received by the shareholders. Distribution of ordinary income and capital gains may also be subject to foreign, state and local taxes.

Certain Funds may invest a portion of their assets in certain “private activity bonds.” As a result, a portion of the exempt-interest dividends paid by such Funds will be an item of tax preference to shareholders subject to the alternative minimum tax. Certain corporations which are subject to the alternative minimum tax may also have to include exempt-interest dividends in calculating their alternative minimum taxable income in situations where the “adjusted current earnings” of the corporation exceeds its alternative minimum taxable income. However, the alternative minimum tax consequences discussed in this paragraph do not apply with respect to interest paid on bonds issued after December 31, 2008 and before January 1, 2011 (including refunding bonds issued during that period to refund bonds originally issued after December 31, 2003 and before January 1, 2009).

Any market discount recognized on a bond is taxable as ordinary income. A market discount bond is a bond acquired in the secondary market at a price below redemption value or adjusted issue price if issued with original issue discount. Absent an election by the Funds to include the market discount in income as it accrues, gain on the Funds’ disposition of such an obligation will be treated as ordinary income rather than capital gain to the extent of the accrued market discount.

Distributions reinvested in additional Fund Shares through the means of a dividend reinvestment service (see “Dividend Reinvestment Service”) will nevertheless be taxable dividends to Beneficial Owners acquiring such additional Shares to the same extent as if such dividends had been received in cash.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund Shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

Some shareholders may be subject to a withholding tax on distributions of ordinary income, capital gains and any cash received on redemption of Creation Units (“backup withholding”). The backup withholding rate for individuals is currently 28%. Generally, shareholders subject to backup withholding will be those for whom no certified taxpayer identification number is on file with a Fund or who, to the Fund’s knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such investor is not otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld will be allowed as a credit against shareholders’ U.S. federal income tax liabilities, and may entitle them to a refund, provided that the required information is timely furnished to the IRS.

Distributions of ordinary income paid to shareholders who are nonresident aliens or foreign entities will generally be subject to a 30% U.S. withholding tax unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Prospective investors are urged to consult their tax advisors regarding such withholding.

Non-U.S. Shareholders. If you are not a citizen or resident alien of the United States, a Fund’s ordinary income dividends (which include distributions of net short-term capital gains) will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies or unless such income is effectively connected with a U.S. trade or business.

Any capital gain realized by a Non-U.S. Shareholder upon a sale of shares of a Fund will generally not be subject to U.S. federal income or withholding tax unless (i) the gain is effectively connected with the shareholder’s trade or business in the U.S., or in the case of a shareholder who is a nonresident alien individual, the shareholder is present in the U.S. for 183 days or more during the taxable year and certain other conditions are met or (ii) a Fund is or has been a U.S. real property holding corporation, as defined below, at any time within the five-year period preceding the date of disposition of the Fund’s Shares or, if shorter, within the period during which the Non-U.S. Shareholder has held the Shares. Generally, a corporation is a U.S. real property holding corporation if the fair market value of its U.S. real property interests, as defined in the Code and applicable regulations, equals or exceeds 50% of the aggregate fair market value of its worldwide real property interests and its other assets used or held for use in a trade or business. A Fund may be, or may prior to a Non-U.S. Shareholder’s disposition of Shares become, a U.S. real property holding corporation. If a Fund is or becomes a U.S. real property holding corporation, so

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long as the Fund’s Shares are regularly traded on an established securities market, only a Non-U.S. Shareholder who holds or held (at any time during the shorter of the five year period preceding the date of disposition or the holder’s holding period) more than 5% (directly or indirectly as determined under applicable attribution rules of the Code) of the Fund’s Shares will be subject to United States federal income tax on the disposition of Shares.

Under an exemption recently made permanent by Congress, properly designated dividends received by a nonresident alien or foreign entity are generally exempt from U.S. federal withholding tax when they (i) are paid in respect of the Fund’s “qualified net interest income” (generally, the Fund’s U.S. source interest income, reduced by expenses that are allocable to such income), or (ii) are paid in connection with the Fund’s “qualified short-term capital gains” (generally, the excess of the Fund’s net short-term capital gain over the Fund’s long-term capital loss for such taxable year). However, depending on the circumstances, the Fund may designate all, some or none of the Fund’s potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains, and a portion of the Fund’s distributions (e.g. interest from non-U.S. sources or any foreign currency gains) would be ineligible for this potential exemption from withholding.

As part of the Foreign Account Tax Compliance Act, (“FATCA”), the Funds may be required to withhold 30% on certain types of U.S. sourced income (e.g., dividends, interest, and other types of passive income) and after January 1, 2019, proceeds from the sale or other disposition of property producing U.S. sourced income to (i) foreign financial institutions (“FFIs”), including non-U.S. investment funds, unless they agree to collect and disclose to the IRS information regarding their direct and indirect U.S. account holders and (ii) certain nonfinancial foreign entities (“NFFEs”), unless they certify certain information regarding their direct and indirect U.S. owners. To avoid possible withholding, FFI s will need to enter into agreements with the IRS which state that they will provide the IRS information, including the names, account numbers and balances, addresses and taxpayer identification numbers of U.S. account holders and comply with due diligence procedures with respect to the identification of U.S. accounts as well as agree to withhold tax on certain types of withholdable payments made to non-compliant foreign financial institutions or to applicable foreign account holders who fail to provide the required information to the IRS, or similar account information and required documentation to a local revenue authority, should an applicable intergovernmental agreement be implemented. NFFEs will need to provide certain information regarding each substantial U.S. owner or certifications of no substantial U.S. ownership, unless certain exceptions apply, or agree to provide certain information to the IRS.

While some parts of the FATCA rules have not been finalized, the Funds may be subject to the FATCA withholding obligation, and also will be required to perform extensive due diligence reviews to classify foreign entity investors for FATCA purposes. Investors are required to agree to provide information necessary to allow the Funds to comply with FATCA rules. If the Funds are required to withhold amounts from payments pursuant to FATCA, investors will receive distributions that are reduced by such withholding amounts.

Non-U.S. Shareholders are advised to consult their tax advisors with respect to the particular tax consequences to them of an investment in a Fund, including the possible applicability of the U.S. estate tax.

The foregoing discussion is a summary only and is not intended as a substitute for careful tax planning. Purchasers of Shares of the Trust should consult their own tax advisers as to the tax consequences of investing in such Shares, including under state, local and other tax laws. Finally, the foregoing discussion is based on applicable provisions of the Internal Revenue Code, regulations, judicial authority and administrative interpretations in effect on the date hereof. Changes in applicable authority could materially affect the conclusions discussed above, and such changes often occur.

Reportable Transactions

Under promulgated Treasury regulations, if a shareholder recognizes a loss on disposition of a Fund’s Shares of $2 million or more in any one taxable year (or $4 million or more over a period of six taxable years) for an individual shareholder or $10 million or more in any taxable year (or $20 million or more over a period of six taxable years) for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC that engaged in a reportable transaction are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. In addition, significant penalties may be imposed for the failure to comply with the reporting requirements. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

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PRC Taxation (VanEck Vectors ChinaAMC China Bond ETF Only)

Permanent rules governing taxes on capital gains derived by RQFIIs and QFIIs from the trading of PRC securities have yet to be announced. In the absence of specific rules, the tax treatment of VanEck Vectors ChinaAMC China Bond ETF’s investments in RMB Bonds through the Sub-Adviser’s RQFII quota should be governed by the general PRC tax provisions and provisions applicable to RQFIIs. Under these provisions, VanEck Vectors ChinaAMC China Bond ETF is generally subject to a tax of 10% on any dividends, distributions and interest it receives from its investment in PRC securities. In addition, a nonresident enterprise is subject to withholding tax at a rate of 10% on its capital gains. However, it is unclear if this tax will be applied to investments by an RQFII such as the Sub-Adviser or what the methodology for calculating or collecting the tax will be. Withholding taxes on dividends, interest and capital gains may be taxed at a reduced rate under an applicable tax treaty, but the application of such treaties for an RQFII acting on behalf of a foreign investor (i.e., the Sub-Adviser acting on behalf of VanEck Vectors ChinaAMC China Bond ETF) is also uncertain and would depend on the approval of PRC tax authorities. It is also unclear how China’s business tax may apply to activities of an RQFII such as the Sub-Adviser and how such application may be affected by tax treaty provisions. The current PRC tax laws and regulations may be revised or amended in the future, and may be applied retroactively. Any revision or amendment in tax laws and regulations may adversely affect VanEck Vectors ChinaAMC China Bond ETF. VanEck Vectors ChinaAMC China Bond ETF may also be liable to the Sub-Adviser for any tax that is imposed on the Sub-Adviser by the PRC with respect to the Fund’s investments.

In the absence of specific guidance, RQFIIs such as the Sub-Adviser may be potentially subject to PRC business tax at a rate of 5% with respect to the capital gains derived from the trading of RMB Bonds. Existing guidance provides a business tax exemption for QFIIs with respect to their gains derived from the trading of PRC securities, but this business tax exemption does not explicitly apply to RQFIIs. However, in practice, the Chinese tax authorities have not actively enforced the collection of business tax on such gains. VanEck Vectors ChinaAMC China Bond ETF’s shareholder’s ability to claim a credit for certain Chinese taxes may be limited under general U.S. tax principles.

CAPITAL STOCK AND SHAREHOLDER REPORTS

The Trust currently is comprised of 59 investment portfolios. The Trust issues Shares of beneficial interest with no par value. The Board may designate additional funds of the Trust.

Each Share issued by the Trust has a pro rata interest in the assets of the corresponding Fund. Shares have no pre-emptive, exchange, subscription or conversion rights and are freely transferable. Each Share is entitled to participate equally in dividends and distributions declared by the Board with respect to the relevant Fund, and in the net distributable assets of such Fund on liquidation. A Fund may liquidate and terminate at any time and for any reason, including as a result of the termination of the license agreement between the Adviser and the Index Provider, without shareholder approval.

Each Share has one vote with respect to matters upon which a shareholder vote is required consistent with the requirements of the 1940 Act and the rules promulgated thereunder and each fractional Share has a proportional fractional vote. Shares of all funds vote together as a single class except that if the matter being voted on affects only a particular fund it will be voted on only by that fund, and if a matter affects a particular fund differently from other funds, that fund will vote separately on such matter. Under Delaware law, the Trust is not required to hold an annual meeting of shareholders unless required to do so under the 1940 Act. The policy of the Trust is not to hold an annual meeting of shareholders unless required to do so under the 1940 Act. All Shares of the Trust have noncumulative voting rights for the election of Trustees. Under Delaware law, Trustees of the Trust may be removed by vote of the shareholders.

Under Delaware law, the shareholders of a Fund are not generally subject to liability for the debts or obligations of the Trust. Similarly, Delaware law provides that a Fund will not be liable for the debts or obligations of any other series of the Trust. However, no similar statutory or other authority limiting statutory trust shareholder liability may exist in other states. As a result, to the extent that a Delaware statutory trust or a shareholder is subject to the jurisdiction of courts of such other states, the courts may not apply Delaware law and may thereby subject the Delaware statutory trust’s shareholders to liability for the debts or obligations of the Trust. The Trust’s Amended and Restated Declaration of Trust (the “Declaration of Trust”) provides for indemnification by the relevant Fund for all loss suffered by a shareholder as a result of an obligation of the Fund. The Declaration of Trust also provides that a Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund and satisfy any judgment thereon.

The Trust will issue through DTC Participants to its shareholders semi-annual reports containing unaudited financial statements and annual reports containing financial statements audited by an independent auditor approved by the Trust’s

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Trustees and by the shareholders when meetings are held and such other information as may be required by applicable laws, rules and regulations. Beneficial Owners also receive annually notification as to the tax status of the Trust’s distributions.

Shareholder inquiries may be made by writing to the Trust, c/o Van Eck Associates Corporation, 666 Third Avenue, 9th Floor, New York, New York 10017.

COUNSEL AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Dechert LLP, 1095 Avenue of the Americas, New York, New York, 10036, is counsel to the Trust and has passed upon the validity of each Fund’s Shares.

Ernst & Young LLP, 5 Times Square, New York, New York 10036, is the Trust’s independent registered public accounting firm and audits the Funds’ financial statements and performs other related audit services.

FINANCIAL STATEMENTS

The audited financial statements of each Fund, including the financial highlights, and the report of Ernst & Young LLP, appearing in the Trust’s Annual Report to shareholders for the fiscal year ended April 30, 2017 and filed electronically with the SEC, are incorporated by reference and made part of this SAI. You may request a copy of the Trust’s Annual Report and Semi-Annual Report for the Funds at no charge by calling 800-826-2333 during normal business hours.

LICENSE AGREEMENTS AND DISCLAIMERS

The information contained herein regarding the S-Network Municipal Bond Closed-End Fund IndexSM (the “CEF Index”) was provided by S-Network Global Indexes, LLC (“S-Network”). The information contained herein regarding the J.P. Morgan Government Bond Index - Emerging Markets Global Core (the “Emerging Markets Index”) and the J.P. Morgan Custom EM Investment Grade Plus BB-Rated Sovereign USD Bond Index (the “EM Investment Grade Plus Index”) was provided by JPMorgan Securities Inc. (“J.P. Morgan”). The information contained herein regarding the Bloomberg Barclays AMT Free 6-8 Year Intermediate Continuous Municipal Index (the “6-8 Year Index”), Bloomberg Barclays AMT Free 12-17 Year Intermediate Continuous Municipal Index (the “12-17 Year Index”), Bloomberg Barclays Municipal Custom High Yield Composite Index (the “High Yield Index”), Bloomberg Barclays AMT-Free Intermediate Continuous Municipal Index (the “Intermediate Index”), Bloomberg Barclays AMT-Free Long Continuous Municipal Index (the “Long Index”), Bloomberg Barclays Municipal Pre-Refunded-Treasury-Escrowed Index (the “Pre-Refunded Index”), Bloomberg Barclays Municipal High-Yield Short Duration Index (“the “Short High-Yield Index”) and Bloomberg Barclays AMT-Free Short Continuous Municipal Index (the “Short Index”) was provided by Bloomberg Finance L.P. and its affiliates (“Bloomberg”). The information contained herein regarding the BDC Index, EM Aggregate Bond Index, Floating Rate Index, Mortgage REITs Index and Treasury-Hedged High Yield Index was provided by MVIS. The information contained herein regarding The BofA Merrill Lynch US Fallen Angel High Yield Index (the “Fallen Angel Index”), The BofA Merrill Lynch Diversified High Yield US Emerging Markets Corporate Plus Index (the “Emerging Markets High Yield”), The BofA Merrill Lynch US Fallen Angel High Yield Index (the “Fallen Angel Index”) and The BofA Merrill Lynch Global Ex-US Issuers High Yield Constrained Index (the “International High Yield Index”). The information contained herein regarding Wells Fargo® Hybrid and Preferred Securities Ex Financials Index (the “Preferred Securities Index”) was provided by Wells Fargo & Company (the “Wells Fargo”). The information contained herein regarding the S&P Green Bond Select Index was provided by S&P Dow Jones Indices LLC (“Green Bond Index”). The information contained herein regarding the securities markets and DTC was obtained from publicly available sources.

VanEck Vectors CEF Municipal Income ETF is not sponsored, endorsed, sold or promoted by S-Network. S-Network makes no representation or warranty, express or implied, to the owners of the Shares of the Fund, or any member of the public regarding the advisability of investing in securities generally or in the Shares of the Fund particularly or the ability of the Index to track the performance of the federally tax-exempt annual yield sector of the closed-end fund market. S-Network’s only relationship to the Adviser is the licensing of certain service marks and trade names of S-Network and of the CEF Index that is determined, composed and calculated by S-Network without regard to the Adviser or the Shares of the Fund. S-Network has no obligation to take the needs of the Adviser or the owners of the Shares of the Fund, into consideration in determining or composing the Index. S-Network is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Shares of the Fund to be issued or in the determination or calculation of the equation by which the Shares of the Fund are to be converted into cash. S-Network has no obligation or liability in connection with the administration, marketing or trading of the Shares of the Fund.

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S-NETWORK DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE CEF INDEX OR ANY DATA INCLUDED THEREIN AND S-NETWORK SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S-NETWORK MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ADVISER, OWNERS OF THE SHARES OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE CEF INDEX OR ANY DATA INCLUDED THEREIN. THE LICENSOR MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE CEF INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S-NETWORK HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Copyright 2016 JPMorgan Chase & Co. All rights reserved. J.P. Morgan is the marketing name for JPMorgan Chase & Co., and its subsidiaries and affiliates worldwide. J.P. Morgan Securities Inc. is a member of NYSE and SIPC. JPMorgan Chase Bank, National Association is a member of FDIC. J.P. Morgan Futures Inc. is a member of the NFA. J.P. Morgan Securities Ltd. and J.P. Morgan plc are authorized by the FSA and members of the LSE. J.P. Morgan Europe Limited is authorized by the FSA. J.P. Morgan Equities Limited is a member of the Johannesburg Securities Exchange and is regulated by the FSB. J.P. Morgan Securities (Asia Pacific) Limited is registered as an investment adviser with the Securities & Futures Commission in Hong Kong and its CE number is AAJ321. J.P. Morgan Securities Singapore Private Limited is a member of Singapore Exchange Securities Trading Limited and is regulated by the Monetary Authority of Singapore (“MAS”). J.P. Morgan Securities Asia Private

Limited is regulated by the MAS and the Financial Services Agency in Japan. J.P. Morgan Australia Limited (ABN 52 002 888 011) is a licensed securities dealer.

The Shares of VanEck Vectors EM Investment Grade + BB Rated USD Sovereign Bond ETF and VanEck Vectors J.P. Morgan EM Local Currency Bond ETF are not sponsored, endorsed, sold or promoted by J.P. Morgan. J.P. Morgan makes no representation or warranty, express or implied, to the owners of the Shares of VanEck Vectors EM Investment Grade + BB Rated USD Sovereign Bond ETF and VanEck Vectors J.P. Morgan EM Local Currency Bond ETF or any member of the public regarding the advisability of investing in securities generally, or in the Shares of VanEck Vectors EM Investment Grade + BB Rated USD Sovereign Bond ETF and VanEck Vectors J.P. Morgan EM Local Currency Bond ETF particularly, or the ability of the Emerging Markets Index to track general bond market performance. J.P. Morgan’s only relationship to the Adviser is the licensing of the Emerging Markets Index which is determined, composed and calculated by J.P. Morgan without regard to the Adviser or the Shares of VanEck Vectors EM Investment Grade + BB Rated USD Sovereign Bond ETF and VanEck Vectors J.P. Morgan EM Local Currency Bond ETF. J.P. Morgan has no obligation to take the needs of the Adviser or the owners of the Shares of VanEck Vectors EM Investment Grade + BB Rated USD Sovereign Bond ETF and VanEck Vectors J.P. Morgan EM Local Currency Bond ETF into consideration in determining or composing the Emerging Markets Index. J.P. Morgan is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Shares of VanEck Vectors EM Investment Grade + BB Rated USD Sovereign Bond ETF and VanEck Vectors J.P. Morgan EM Local Currency Bond ETF to be issued or in the determination or calculation of the equation by which the Shares of VanEck Vectors EM Investment Grade + BB Rated USD Sovereign Bond ETF and VanEck Vectors J.P. Morgan EM Local Currency Bond ETF are to be converted into cash. J.P. Morgan has no obligation or liability in connection with the administration, marketing or trading of the Shares of VanEck Vectors EM Investment Grade + BB Rated USD Sovereign Bond ETF and VanEck Vectors J.P. Morgan EM Local Currency Bond ETF.

THE EMERGING MARKETS INDEX AND THE EM INVESTMENT GRADE PLUS INDEX, AND/OR SHARES OF VANECK VECTORS EM INVESTMENT GRADE + BB RATED USD SOVEREIGN BOND ETF AND SHARES OF AND VANECK VECTORS J.P. MORGAN EM LOCAL CURRENCY BOND ETF ARE PROVIDED “AS IS” WITH ANY AND ALL FAULTS. J.P. MORGAN DOES NOT GUARANTEE THE AVAILABILITY, SEQUENCE, TIMELINESS, QUALITY, ACCURACY AND/OR THE COMPLETENESS OF THE EMERGING MARKETS INDEX OR THE EM INVESTMENT GRADE PLUS INDEX OR OF THE SHARES OF VANECK VECTORS EM INVESTMENT GRADE + BB RATED USD SOVEREIGN BOND ETF OR VANECK VECTORS J.P. MORGAN EM LOCAL CURRENCY BOND ETF AND/OR ANY DATA INCLUDED THEREIN, OR OTHERWISE OBTAINED BY THE ADVISER, OWNERS OF THE SHARES OF VANECK VECTORS EM INVESTMENT GRADE + BB RATED USD SOVEREIGN BOND ETF AND VANECK VECTORS J.P. MORGAN EM LOCAL CURRENCY BOND ETF, OR BY ANY OTHER PERSON OR ENTITY, FROM ANY USE OF THE EMERGING MARKETS INDEX OR THE EM INVESTMENT GRADE PLUS INDEX AND/OR SHARES OF VANECK VECTORS EM INVESTMENT GRADE + BB RATED USD SOVEREIGN BOND ETF OR VANECK VECTORS J.P. MORGAN EM LOCAL CURRENCY BOND ETF. J.P. MORGAN MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY

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OF FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE EMERGING MARKETS INDEX AND THE EM INVESTMENT GRADE PLUS INDEX AND/OR ANY DATA INCLUDED THEREIN, OR OTHERWISE OBTAINED BY THE ADVISER, OWNERS OF SHARES OF VANECK VECTORS EM INVESTMENT GRADE + BB RATED USD SOVEREIGN BOND ETF AND VANECK VECTORS J.P. MORGAN EM LOCAL CURRENCY BOND ETF, AND/OR BY ANY OTHER PERSON OR ENTITY, FROM ANY USE OF THE EMERGING MARKETS INDEX OR THE INVESTMENT GRADE PLUS INDEX AND/OR SHARES OF VANECK VECTORS EM INVESTMENT GRADE + BB RATED USD SOVEREIGN BOND ETF AND VANECK VECTORS J.P. MORGAN EM LOCAL CURRENCY BOND ETF. THERE ARE NO REPRESENTATIONS OR WARRANTIES WHICH EXTEND BEYOND THE DESCRIPTION ON THE FACE OF THIS DOCUMENT, IF ANY. ALL WARRANTIES AND REPRESENTATIONS OF ANY KIND WITH REGARD TO THE EMERGING MARKETS INDEX AND THE EM INVESTMENT GRADE PLUS INDEX AND/OR SHARES OF VANECK VECTORS EM INVESTMENT GRADE + BB RATED USD SOVEREIGN BOND ETF AND VANECK VECTORS J.P. MORGAN EM LOCAL CURRENCY BOND ETF, ARE DISCLAIMED INCLUDING ANY IMPLIED WARRANTIES OF MERCHANTABILITY, QUALITY, ACCURACY, FITNESS FOR A PARTICULAR PURPOSE AND/OR AGAINST INFRINGEMENT AND/OR WARRANTIES AS TO ANY RESULTS TO BE OBTAINED BY AND/OR FROM THE USE OF THE EMERGING MARKETS INDEX AND THE EM INVESTMENT GRADE PLUS INDEX AND/OR THE USE AND/OR THE PURCHASE OF THE SHARES OF VANECK VECTORS EM INVESTMENT GRADE + BB RATED USD SOVEREIGN BOND ETF AND VANECK VECTORS J.P. MORGAN EM LOCAL CURRENCY BOND ETF. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL J.P. MORGAN HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, DIRECT, INDIRECT, OR CONSEQUENTIAL DAMAGES, INCLUDING LOSS OF PRINCIPAL AND/OR LOST PROFITS, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

BLOOMBERG is a trademark and service mark of Bloomberg Finance L.P. BARCLAYS is a trademark and service mark of Barclays Bank Plc (collectively with Barclays Capital Inc. and their affiliates “Barclays”), used under license. Bloomberg Finance L.P. and its affiliates (collectively, “Bloomberg”) or Bloomberg’s licensors own all proprietary rights in the Bloomberg Barclays AMT-Free 6-8 Year Intermediate Continuous Municipal Index, Bloomberg Barclays AMT-Free 12-17 Year Intermediate Continuous Municipal Index, Bloomberg Barclays AMT-Free Intermediate Continuous Municipal Index, Bloomberg Barclays AMT-Free Long Continuous Municipal Index, Bloomberg Barclays AMT-Free Short Continuous Municipal Index, Bloomberg Barclays Municipal Custom High Yield Composite Index, Bloomberg Barclays Municipal Pre-Refunded—Treasury-Escrowed Index and Bloomberg Barclays Municipal High-Yield Short Duration Index (collectively, the “BLOOMBERG BARCLAYS INDICES”). The BLOOMBERG BARCLAYS INDICES have been licensed for use in connection with the listing and trading of the AMT Free 6-8 Year Intermediate Continuous Municipal Index (the “6-8 Year Index”), Bloomberg Barclays AMT Free 12-17 Year Intermediate Continuous Municipal Index (the “12-17 Year Index”), VanEck Vectors AMT-Free Intermediate Municipal Index ETF, VanEck Vectors AMT-Free Long Municipal Index ETF, VanEck Vectors AMT-Free Short Municipal Index ETF, VanEck Vectors High-Yield Municipal Index ETF, VanEck Vectors Pre-Refunded Municipal Index ETF and VanEck Vectors Short High-Yield Municipal Index ETF on NYSE Arca (the “VanEck Vectors ETFs”). The VanEck Vectors ETFs are not sponsored by, endorsed, sold or promoted by Bloomberg or Barclays and neither Bloomberg nor Barclays makes any representation regarding the advisability of investing in them. The only relationship to the Adviser with respect to the VanEck Vectors ETFs is the licensing of certain trademarks and trade names of Bloomberg and Barclays and the BLOOMBERG BARCLAYS INDICES that are determined, composed and calculated by Bloomberg without regard to the Adviser or any investor in the VanEck Vectors ETFs.

Neither Bloomberg nor Barclays guarantee the timeliness, accuracy or completeness of any data or information relating to BLOOMBERG BARCLAYS INDICES or make any warranty, express or implied, as to the BLOOMBERG BARCLAYS INDICES or any data or values relating thereto or results to be obtained therefrom, and expressly disclaims all warranties of merchantability and fitness for a particular purpose with respect thereto. It is not possible to invest directly in an index. Back-tested performance is not actual performance. Past performance is not an indication of future results. To the maximum extent allowed by law, Bloomberg and its licensors, including Barclays, and their respective employees, contractors, agents, suppliers and vendors shall have no liability or responsibility whatsoever for any injury or damages - whether direct, indirect, consequential, incidental, punitive or otherwise - arising in connection with BLOOMBERG BARCLAYS INDICES or any data or values relating thereto - whether arising from their negligence or otherwise. Nothing in the BLOOMBERG BARCLAYS INDICES shall constitute or be construed as an offering of financial instruments or as investment advice or investment recommendations (i.e., recommendations as to whether or not to “buy,” “sell,” “hold” or enter into any other transaction involving a specific interest) by Bloomberg or its affiliates or licensors or a recommendation as to an investment or other strategy. Data and other information available via the BLOOMBERG BARCLAYS INDICES should not be considered as information sufficient upon which to base an investment decision. All information provided by the BLOOMBERG BARCLAYS INDICES is impersonal and not tailored to the needs of any specific person, entity or group of persons. Bloomberg and its affiliates express no opinion on the future or expected value of any security or other interest and do not

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explicitly or implicitly recommend or suggest an investment strategy of any kind. In addition, Barclays is not the issuer or producer of the BLOOMBERG BARCLAYS INDICES and has no responsibilities, obligations or duties to investors in any products based on these indices. Investors in products based on the BLOOMBERG BARCLAYS INDICES do not enter into any relationship with Barclays and Barclays does not sponsor, endorse, sell or promote, and Barclays makes no representation regarding the advisability or use of, the BLOOMBERG BARCLAYS INDICES or any data included therein. Customers should consider obtaining independent advice before making any financial decisions.

The Adviser has entered into a licensing agreement with MVIS to use each of the BDC Index, EM Aggregate Bond Index, Floating Rate Index, Mortgage REITs Index and Treasury-Hedged High Yield Index. Each of VanEck Vectors BDC Income ETF, VanEck Vectors Emerging Markets Aggregate Bond ETF, VanEck Vectors Investment Grade Floating Rate ETF, VanEck Vectors Mortgage REIT Income ETF and VanEck Vectors Treasury-Hedged High Yield Bond ETF is entitled to use its Index pursuant to a sub-licensing arrangement with the Adviser.

The Shares of VanEck Vectors BDC Income ETF, VanEck Vectors Emerging Markets Aggregate Bond ETF, VanEck Vectors Investment Grade Floating Rate ETF, VanEck Vectors Mortgage REIT Income ETF and VanEck Vectors Treasury-Hedged High Yield Bond ETF are not sponsored, endorsed, sold or promoted by MVIS. MVIS makes no representation or warranty, express or implied, to the owners of Shares of VanEck Vectors BDC Income ETF, VanEck Vectors Emerging Markets Aggregate Bond ETF, VanEck Vectors Investment Grade Floating Rate ETF, VanEck Vectors Mortgage REIT Income ETF and VanEck Vectors Treasury-Hedged High Yield Bond ETF or any member of the public regarding the advisability of investing in securities generally or in the Shares of VanEck Vectors BDC Income ETF, VanEck Vectors Emerging Markets Aggregate Bond ETF, VanEck Vectors Investment Grade Floating Rate ETF, VanEck Vectors Mortgage REIT Income ETF and VanEck Vectors Treasury-Hedged High Yield Bond ETF particularly or the ability of the BDC Index, EM Aggregate Bond Index, Floating Rate Index, Mortgage REITs Index and Treasury-Hedged High Yield Bond Index to track the performance of its respective securities market. MVIS’s only relationship to the Adviser is the licensing of certain service marks and trade names and of the BDC Index, EM Aggregate Bond Index, Floating Rate Index, Mortgage REITs Index and Treasury-Hedged High Yield Bond Index that is determined, composed and calculated by MVIS without regard to the Adviser or the Shares of VanEck Vectors BDC Income ETF, VanEck Vectors Emerging Markets Aggregate Bond ETF, VanEck Vectors Investment Grade Floating Rate ETF, VanEck Vectors Mortgage REIT Income ETF and VanEck Vectors Treasury-Hedged High Yield Bond ETF. MVIS has no obligation to take the needs of the Adviser or the owners of Shares of VanEck Vectors BDC Income ETF, VanEck Vectors Emerging Markets Aggregate Bond ETF, VanEck Vectors Investment Grade Floating Rate ETF, VanEck Vectors Mortgage REIT Income ETF and VanEck Vectors Treasury-Hedged High Yield Bond ETF into consideration in determining or the BDC Index, EM Aggregate Bond Index, Floating Rate Index, Mortgage REITs Index and Treasury-Hedged High Yield Bond Index. MVIS is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Shares of VanEck Vectors BDC Income ETF, VanEck Vectors Emerging Markets Aggregate Bond ETF, VanEck Vectors Investment Grade Floating Rate ETF, VanEck Vectors Mortgage REIT Income ETF and VanEck Vectors Treasury-Hedged High Yield Bond ETF to be issued or in the determination or calculation of the equation by which the Shares of VanEck Vectors BDC Income ETF, VanEck Vectors Emerging Markets Aggregate Bond ETF, VanEck Vectors Investment Grade Floating Rate ETF, VanEck Vectors Mortgage REIT Income ETF and VanEck Vectors Treasury-Hedged High Yield Bond ETF are to be converted into cash. MVIS has no obligation or liability in connection with the administration, marketing or trading of the Shares of VanEck Vectors BDC Income ETF, VanEck Vectors Emerging Markets Aggregate Bond ETF, VanEck Vectors Investment Grade Floating Rate ETF, VanEck Vectors Mortgage REIT Income ETF and VanEck Vectors Treasury-Hedged High Yield Bond ETF.

MVIS DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE BDC INDEX, EM AGGREGATE BOND INDEX, FLOATING RATE INDEX, MORTGAGE REITS INDEX AND TREASURY-HEDGED HIGH YIELD BOND INDEX OR ANY DATA INCLUDED THEREIN AND MVIS SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. MVIS MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ADVISER, OWNERS OF SHARES OF VANECK VECTORS BDC INCOME ETF, VANECK VECTORS EMERGING MARKETS AGGREGATE BOND ETF, VANECK VECTORS INVESTMENT GRADE FLOATING RATE ETF, VANECK VECTORS MORTGAGE REIT INCOME ETF AND VANECK VECTORS TREASURY-HEDGED HIGH YIELD BOND ETF, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE BDC INDEX, EM AGGREGATE BOND INDEX, FLOATING RATE INDEX, MORTGAGE REITS INDEX OR TREASURY-HEDGED HIGH YIELD BOND INDEX OR ANY DATA INCLUDED THEREIN. MVIS MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE BDC INDEX, EM AGGREGATE BOND INDEX, FLOATING RATE INDEX, MORTGAGE REITS INDEX OR TREASURY-HEDGED HIGH YIELD BOND INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL MVIS HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE,

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INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

The Shares of VanEck Vectors BDC Income ETF, VanEck Vectors Emerging Markets Aggregate Bond ETF and VanEck Vectors Mortgage REIT Income ETF are not sponsored, promoted, sold or supported in any other manner by Solactive AG nor does Solactive AG offer any express or implicit guarantee or assurance either with regard to the results of using the BDC Index, EM Aggregate Bond Index and Mortgage REITs Index and/or its trade mark or its price at any time or in any other respect. BDC Index, EM Aggregate Bond Index and Mortgage REITs Index are calculated and maintained by Solactive AG. Solactive AG uses its best efforts to ensure that the BDC Index, EM Aggregate Bond Index and Mortgage REITs Index are calculated correctly. Irrespective of its obligations towards MVIS, Solactive AG has no obligation to point out errors in the BDC Index, EM Aggregate Bond Index and Mortgage REITs Index to third parties including but not limited to investors and/or financial intermediaries of VanEck Vectors BDC Income ETF, VanEck Vectors Emerging Markets Aggregate Bond ETF and VanEck Vectors Mortgage REIT Income ETF. Neither the publication of the BDC Index, EM Aggregate Bond Index and Mortgage REITs Index by Solactive AG nor the licensing of the BDC Index, EM Aggregate Bond Index and Mortgage REITs Index or its trade mark for the purpose of use in connection with VanEck Vectors BDC Income ETF, VanEck Vectors Emerging Markets Aggregate Bond ETF and VanEck Vectors Mortgage REIT Income ETF constitutes a recommendation by Solactive AG to invest capital in VanEck Vectors BDC Income ETF, VanEck Vectors Emerging Markets Aggregate Bond ETF and VanEck Vectors Mortgage REIT Income ETF nor does it in any way represent an assurance or opinion of Solactive AG with regard to any investment in VanEck Vectors BDC Income ETF, VanEck Vectors Emerging Markets Aggregate Bond ETF and VanEck Vectors Mortgage REIT Income ETF. Solactive AG is not responsible for fulfilling the legal requirements concerning the accuracy and completeness of VanEck Vectors BDC Income ETF’s, VanEck Vectors Emerging Markets Aggregate Bond ETF’s and VanEck Vectors Mortgage REIT Income ETF’s Prospectus.

VanEck Vectors Investment Grade Floating Rate ETF is not sponsored, issued or advised by Wells Fargo & Company, Wells Fargo Securities, LLC or any of their affiliates. The VanEck Vectors US Investment Grade Floating Rate Index is the exclusive property of MV Index Solutions GmbH (a wholly owned subsidiary of the Adviser), which has contracted with Wells Fargo to create and maintain and with Interactive Data Pricing and Reference Data, LLC to calculate the Floating Rate Index. Neither Wells Fargo nor Interactive Data Pricing and Reference Data, LLC guarantees the accuracy and/or completeness of the Floating Rate Index or of any data supplied by it or its agents or makes any warranty as to the results to be obtained from investing in the Fund or tracking the Floating Rate Index. The Floating Rate Index is calculated by Interactive Data Pricing and Reference, LLC, which is not an adviser for or fiduciary to the Fund, and, like Wells Fargo, is not responsible for any direct, indirect or consequential damages associated with indicative optimized portfolio values and/or indicative intraday values. The VanEck Vectors Investment Grade Floating Rate ETF is not sponsored, endorsed, sold or promoted by MV Index Solutions GmbH and MV Index Solutions GmbH makes no representation regarding the advisability of investing in the Fund.

MVIS US Treasury-Hedged High Yield Bond Index is the exclusive property of MV Index Solutions GmbH (a wholly owned subsidiary of the Adviser), which has contracted with Interactive Data Pricing and Reference Data, LLC to maintain and calculate the Treasury-Hedged High Yield Bond Index. Interactive Data Pricing and Reference Data, LLC is not an adviser for or a fiduciary to any account, fund or ETF managed by Van Eck Associates Corporation and is not responsible for any direct, indirect, or consequential damages associated with indicative optimized portfolio values and/or indicative intraday values. VanEck Vectors Treasury-Hedged High Yield Bond ETF is not sponsored, endorsed, sold or promoted by MV Index Solutions GmbH and MV Index Solutions GmbH makes no representation regarding the advisability of investing in the Fund.

VanEck Vectors Emerging Markets High Yield Bond ETF, VanEck Vectors Fallen Angel High Yield Bond ETF and VanEck Vectors International High Yield Bond ETF are not sponsored, endorsed, sold or promoted by Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”). Merrill Lynch has not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to, VanEck Vectors Fallen Angel High Yield Bond ETF and VanEck Vectors International High Yield Bond ETF nor makes any representation or warranty, express or implied, to the owners of VanEck Vectors Emerging Markets High Yield Bond ETF, VanEck Vectors Fallen Angel High Yield Bond ETF and VanEck Vectors International High Yield Bond ETF or any member of the public regarding VanEck Vectors Fallen Angel High Yield Bond ETF and VanEck Vectors International High Yield Bond ETF or the advisability of investing in VanEck Vectors Emerging Markets High Yield Bond ETF, VanEck Vectors Fallen Angel High Yield Bond ETF and VanEck Vectors International High Yield Bond ETF, particularly the ability of the Emerging Markets High Yield Index, Fallen Angel Index and International High Yield Index to track performance of any market or strategy. Merrill Lynch’s only relationship to the Adviser is the licensing of certain trademarks and trade names and indices or components thereof. The Emerging Markets High Yield Index, Fallen Angel Index and International High Yield Index are determined, composed and calculated by Merrill Lynch without regard to the Adviser or VanEck Vectors Emerging Markets High Yield Bond ETF, VanEck Vectors Fallen Angel High Yield Bond ETF and VanEck Vectors International High Yield Bond ETF or their shareholders. Merrill Lynch has no

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obligation to take the needs of the Adviser or the shareholders of VanEck Vectors Emerging Markets High Yield Bond ETF, VanEck Vectors Fallen Angel High Yield Bond ETF and VanEck Vectors International High Yield Bond ETF into consideration in determining or composing the Emerging Markets High Yield Index, Fallen Angel Index and International High Yield Index. Merrill Lynch is not responsible for and has not participated in the determination of the timing of, prices of, or quantities of the Shares of VanEck Vectors Emerging Markets High Yield Bond ETF, VanEck Vectors Fallen Angel High Yield Bond ETF and VanEck Vectors International High Yield Bond ETF to be issued or in the determination or calculation of the equation by which the Shares of VanEck Vectors Emerging Markets High Yield Bond ETF, VanEck Vectors Fallen Angel High Yield Bond ETF and VanEck Vectors International High Yield Bond ETF are to be priced, sold, purchased, or redeemed. Merrill Lynch has no obligation or liability in connection with the administration, marketing, or trading of VanEck Vectors Emerging Markets High Yield Bond ETF, VanEck Vectors Fallen Angel High Yield Bond ETF and VanEck Vectors International High Yield Bond ETF.

MERRILL LYNCH DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE EMERGING MARKETS HIGH YIELD INDEX, FALLEN ANGEL INDEX, AND INTERNATIONAL HIGH YIELD INDEX OR ANY DATA INCLUDED THEREIN AND MERRILL LYNCH SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, UNAVAILABILITY, OR INTERRUPTIONS THEREIN. MERRILL LYNCH MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ADVISER, SHAREHOLDERS OF VANECK VECTORS EMERGING MARKETS HIGH YIELD BOND ETF, VANECK VECTORS FALLEN ANGEL HIGH YIELD BOND ETF, AND VANECK VECTORS INTERNATIONAL HIGH YIELD BOND ETF OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE EMERGING MARKETS HIGH YIELD INDEX, FALLEN ANGEL INDEX AND INTERNATIONAL HIGH YIELD INDEX OR ANY DATA INCLUDED THEREIN. MERRILL LYNCH MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE, WITH RESPECT TO EMERGING MARKETS HIGH YIELD INDEX, THE FALLEN ANGEL INDEX AND INTERNATIONAL HIGH YIELD INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL MERRILL LYNCH HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, INCIDENTAL, CONSEQUENTIAL DAMAGES, OR LOST PROFITS, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

The BofA Merrill Lynch Diversified High Yield US Emerging Markets Corporate Plus Index, BofA Merrill Lynch US Fallen Angel High Yield Index, BofA Merrill Lynch Global Ex-US Issuers High Yield Constrained Index and BofA Merrill Lynch are trademarks of Merrill Lynch, Pierce, Fenner & Smith Incorporated or its affiliates and have been licensed for use by the Adviser.

VanEck Vectors Preferred Securities ex Financials ETF is not issued, sponsored, endorsed or advised Wells Fargo. Wells Fargo makes no representation or warranty, express or implied, to the VanEck Vectors Preferred Securities ex Financials ETF’s investors or any member of the public regarding the advisability of investing in securities generally or in VanEck Vectors Preferred Securities ex Financials ETF particularly or the ability of any data supplied by Wells Fargo or the Preferred Securities Index to track financial instruments comprising the Preferred Securities Index or any trading market. Wells Fargo’s only relationship to the Adviser is the licensing of certain trademarks and trade names of Wells Fargo and of the data supplied by Wells Fargo that is determined, composed and calculated by Wells Fargo or a third party index calculator, without regard to VanEck Vectors Preferred Securities ex Financials ETF or its shareholders. Wells Fargo has no obligation to take the needs of VanEck Vectors Preferred Securities ex Financials ETF or VanEck Vectors Preferred Securities ex Financials ETF’s shareholders into consideration when determining or composing the data. Wells Fargo has no obligation or liability in connection with the administration, marketing or trading of VanEck Vectors Preferred Securities ex Financials ETF.

WELLS FARGO DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF ANY INDEX DATA OR OTHER INFORMATION OR DATA SUPPLIED BY IT OR ANY DATA INCLUDED THEREIN. WELLS FARGO MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ADVISER AND VANECK VECTORS PREFERRED SECURITIES EX FINANCIALS ETF, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE PREFERRED SECURITIES INDEX AND OTHER DATA SUPPLIED BY WELLS FARGO OR ANY DATA INCLUDED THEREIN. WELLS FARGO MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE PREFERRED SECURITIES INDEX OR OTHER DATA SUPPLIED BY WELLS FARGO OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL WELLS FARGO HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES. NYSE ARCA IS NOT AFFILIATED WITH THE ADVISER OR WELLS FARGO AND DOES NOT

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APPROVE, ENDORSE, REVIEW OR RECOMMEND WELLS FARGO, VANECK OR VANECK VECTORS PREFERRED SECURITIES EX FINANCIALS ETF.

VanEck Vectors Preferred Securities ex Financials ETF is based on the Wells Fargo® Hybrid and Preferred Securities ex Financials Index and the values of such Wells Fargo® Hybrid and Preferred Securities ex Financials Index are derived from sources deemed reliable, but NYSE Arca and its suppliers do not guarantee the correctness or completeness of the Wells Fargo® Hybrid and Preferred Securities ex Financials Index, its values or other information furnished in connection with the Wells Fargo® Hybrid and Preferred Securities ex Financials Index. NYSE ARCA MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO THE RESULTS TO BE OBTAINED BY ANY PERSON OR ENTITY FROM THE USE OF THE PREFERRED SECURITIES INDEX, TRADING BASED ON THE PREFERRED SECURITIES INDEX, OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE TRADING OF THE ADVISER’S PRODUCTS, OR FOR ANY OTHER USE. WELLS FARGO AND NYSE ARCA MAKE NO WARRANTIES, EXPRESS OR IMPLIED, AND HEREBY EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE PREFERRED SECURITIES INDEX OR ANY DATA INCLUDED THEREIN.

The Adviser has entered into a licensing agreement with China Central Depository & Clearing Co., Ltd. (“CCDC”) to use the ChinaBond China High Quality Bond Index (the “CBON Index”). VanEck Vectors ChinaAMC China Bond ETF is entitled to use the CBON Index pursuant to a sub-licensing arrangement with the Adviser.

The CBON Index is compiled and calculated constructed and maintained by CCDC. All copyright in the CBON Index values and constituent list vests in CCDC, to which all index indicator data and all index constituent data shall belong.

The Adviser has entered into a licensing agreement with S&P Dow Jones Indices LLC or its affiliates (“SPDJI”) to use S&P Green Bond Select Index (the “Green Bond Index”). The Green Bond ETF is entitled to use the Green Bond Index pursuant to a sub-licensing arrangement with the Adviser.

The “S&P Green Bond Select Index” is a product of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”), and has been licensed for use by the Adviser. Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”) and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). The trademarks have been licensed to SPDJI and have been sublicensed for use for certain purposes by the Adviser. The VanEck Vectors Green Bond ETF is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, any of their respective affiliates (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices does not make any representation or warranty, express or implied, to the owners of the VanEck Vectors Green Bond ETF or any member of the public regarding the advisability of investing in securities generally or in the VanEck Vectors Green Bond ETF particularly or the ability of the Green Bond Index to track general market performance. S&P Dow Jones Indices’ only relationship to the Adviser with respect to the Green Bond Index is the licensing of the Green Bond Index and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its licensors. The Green Bond Index is determined, composed and calculated by S&P Dow Jones Indices without regard to the Adviser or the VanEck Vectors Green Bond ETF. S&P Dow Jones Indices has no obligation to take the needs of the Adviser or the owners of the VanEck Vectors Green Bond ETF into consideration in determining, composing or calculating the S&P Green Bond Select Index. S&P Dow Jones Indices is not responsible for and have not participated in the determination of the prices, and amount of the VanEck Vectors Green Bond ETF or the timing of the issuance or sale of the VanEck Vectors Green Bond ETF or in the determination or calculation of the equation by which the VanEck Vectors Green Bond ETF is to be converted into cash, surrendered or redeemed, as the case may be. S&P Dow Jones Indices has no obligation or liability in connection with the administration, marketing or trading of the VanEck Vectors Green Bond ETF. There is no assurance that investment products based on the Green Bond Index will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment advisor. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.

S&P DOW JONES INDICES DOES NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE GREEN BOND INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO

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RESULTS TO BE OBTAINED BY THE ADVISER, OWNERS OF THE VANECK VECTORS GREEN BOND ETF, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE GREEN BOND INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND THE ADVISER, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.

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APPENDIX A

VANECK PROXY VOTING POLICIES

VanEck (the “Adviser”) has adopted the following policies and procedures which are reasonably designed to ensure that proxies are voted in a manner that is consistent with the best interests of its clients in accordance with its fiduciary duties and Rule 206(4)-6 under the Investment Advisers Act of 1940. When an adviser has been granted proxy voting authority by a client, the adviser owes its clients the duties of care and loyalty in performing this service on their behalf. The duty of care requires the adviser to monitor corporate actions and vote client proxies. The duty of loyalty requires the adviser to cast the proxy votes in a manner that is consistent with the best interests of the client.

Rule 206(4)-6 also requires the Adviser to disclose information about the proxy voting procedures to its clients and to inform clients how to obtain information about how their proxies were voted. Additionally, Rule 204-2 under the Advisers Act requires the Adviser to maintain certain proxy voting records.

An adviser that exercises voting authority without complying with Rule 206(4)-6 will be deemed to have engaged in a “fraudulent, deceptive, or manipulative” act, practice or course of business within the meaning of Section 206(4) of the Advisers Act.

The Adviser intends to vote all proxies in accordance with applicable rules and regulations, and in the best interests of clients without influence by real or apparent conflicts of interest. To assist in its responsibility for voting proxies and the overall voting process, the Adviser has engaged an independent third party proxy voting specialist, Glass Lewis & Co., LLC. The services provided by Glass Lewis include in-depth research, global issuer analysis, and voting recommendations as well as vote execution, reporting and recordkeeping.

Resolving Material Conflicts of Interest

When a material conflict of interest exists, proxies will be voted in the following manner:

1.	Strict adherence to the Glass Lewis guidelines, or

2.	The potential conflict will be disclosed to the client:

a.	with a request that the client vote the proxy,

b.	with a recommendation that the client engage another party to determine how the proxy should be voted or

c.	if the foregoing are not acceptable to the client, disclosure of how VanEck intends to vote and a written consent to that vote by the client.

Any deviations from the foregoing voting mechanisms must be approved by the Chief Compliance Officer with a written explanation of the reason for the deviation.

A material conflict of interest means the existence of a business relationship between a portfolio company or an affiliate and the Adviser, any affiliate or subsidiary, or an “affiliated person” of a VanEck mutual fund. Examples of when a material conflict of interest exists include a situation where the adviser provides significant investment advisory, brokerage or other services to a company whose management is soliciting proxies; an officer of the Adviser serves on the board of a charitable organization that receives charitable contributions from the portfolio company and the charitable organization is a client of the Adviser; a portfolio company that is a significant selling agent of the Adviser’s products and services solicits proxies; a broker-dealer or insurance company that controls 5% or more of the Adviser’s assets solicits proxies; the Adviser serves as an investment adviser to the pension or other investment account of the portfolio company; the Adviser and the portfolio company have a lending relationship. In each of these situations voting against management may cause the Adviser a loss of revenue or other benefit.

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Client Inquiries

All inquiries by clients as to how the Adviser has voted proxies must immediately be forwarded to Portfolio Administration.

Disclosure to Clients:

1.	Notification of Availability of Information

a.	Client Brochure - The Client Brochure or Part II of Form ADV will inform clients that they can obtain information from the Adviser on how their proxies were voted. The Client Brochure or Part II of Form ADV will be mailed to each client annually. The Legal Department will be responsible for coordinating the mailing with Sales/Marketing Departments.

2.	Availability of Proxy Voting Information

a.	At the client’s request or if the information is not available on the Adviser’s website, a hard copy of the account’s proxy votes will be mailed to each client.

Recordkeeping Requirements

1.	VanEck will retain the following documentation and information for each matter relating to a portfolio security with respect to which a client was entitled to vote:

a.	proxy statements received;

b.	identifying number for the portfolio security;

c.	shareholder meeting date;

d.	brief identification of the matter voted on;

e.	whether the vote was cast on the matter;

f.	how the vote was cast (e.g., for or against proposal, or abstain; for or withhold regarding election of directors);

g.	records of written client requests for information on how the Adviser voted proxies on behalf of the client;

h.	a copy of written responses from the Adviser to any written or oral client request for information on how the Adviser voted proxies on behalf of the client; and any documents prepared by the Adviser that were material to the decision on how to vote or that memorialized the basis for the decision, if such documents were prepared.

2.	Copies of proxy statements filed on EDGAR, and proxy statements and records of proxy votes maintained with a third party (i.e., proxy voting service) need not be maintained. The third party must agree in writing to provide a copy of the documents promptly upon request.

3.	If applicable, any document memorializing that the costs of voting a proxy exceed the benefit to the client or any other decision to refrain from voting, and that such abstention was in the client’s best interest.

4.	Proxy voting records will be maintained in an easily accessible place for five years, the first two at the office of the Adviser. Proxy statements on file with EDGAR or maintained by a third party and proxy votes maintained by a third party are not subject to these particular retention requirements.
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Voting Foreign Proxies

At times the Adviser may determine that, in the best interests of its clients, a particular proxy should not be voted. This may occur, for example, when the cost of voting a foreign proxy (translation, transportation, etc.) would exceed the benefit of voting the proxy or voting the foreign proxy may cause an unacceptable limitation on the sale of the security. Any such instances will be documented by the Portfolio Manager and reviewed by the Chief Compliance Officer.

Securities Lending

Certain portfolios managed by the Adviser participate in securities lending programs to generate additional revenue. Proxy voting rights generally pass to the borrower when a security is on loan. The Adviser will use its best efforts to recall a security on loan and vote such securities if the Portfolio Manager determines that the proxy involves a material event.

Proxy Voting Policy

The Adviser has reviewed the Glass Lewis Proxy Guidelines (“Guidelines”) and has determined that the Guidelines are consistent with the Adviser’s proxy voting responsibilities and its fiduciary duty with respect to its clients. The Adviser will review any material amendments to the Guidelines.

While it is the Adviser’s policy to generally follow the Guidelines, the Adviser retains the right, on any specific proxy, to vote differently from the Guidelines, if the Adviser believes it is in the best interests of its clients. Any such exceptions will be documented by the Adviser and reviewed by the Chief Compliance Officer.

The portfolio manager or analyst covering the security is responsible for making proxy voting decisions. Portfolio Administration, in conjunction with the portfolio manager and the custodian, is responsible for monitoring corporate actions and ensuring that corporate actions are timely voted.

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2017

PROXY PAPER™

GUIDELINES

AN OVERVIEW OF THE GLASS LEWIS
APPROACH TO PROXY ADVICE

UNITED STATES

I

II

III

Guidelines Introduction

Glass Lewis evaluates these guidelines on an ongoing basis and formally updates them on an annual basis. This year we’ve made noteworthy revisions in the following areas, which are summarized below but discussed in greater detail in the relevant section of this document:

SUMMARY OF CHANGES FOR THE 2017 UNITED STATES POLICY GUIDELINES

DIRECTOR OVERBOARDING POLICY

The 2017 guidelines codify the policies outlined in last year’s update. Glass Lewis will generally recommend voting against a director who serves as an executive officer of any public company while serving on a total of more than two public company boards and any other director who serves on a total of more than five public company boards.

When determining whether a director’s service on an excessive number of boards may limit the ability of the director to devote sufficient time to board duties, we may consider relevant factors such as the size and location of the other companies where the director serves on the board, the director’s board duties at the companies in question, whether the director serves on the board of any large privately-held companies, the director’s tenure on the boards in question, and the director’s attendance record at all companies.

We may also refrain from recommending against certain directors if the company provides sufficient rationale for their continued board service. The rationale should allow shareholders to evaluate the scope of the directors’ other commitments as well as their contributions to the board including specialized knowledge of the company’s industry, strategy or key markets, the diversity of skills, perspective and background they provide, and other relevant factors.

Because we believe that executives will primarily devote their attention to executive duties, we generally will not recommend that shareholders vote against overcommitted directors at the companies where they serve as an executive.

GOVERNANCE FOLLOWING AN IPO OR SPIN-OFF

We clarified how we approach corporate governance at newly-public entities. While we generally believe that such companies should be allowed adequate time to fully comply with marketplace listing requirements and meet basic governance standards, Glass Lewis will also review the terms of the company’s governing documents in order to determine whether shareholder rights are being severely restricted from the outset.

In cases where we believe the board has approved governing documents that significantly restrict the ability of shareholders to effect change, we will consider recommending that shareholders vote against the members of the governance committee or the directors that served at the time of the governing documents’ adoption, depending on the severity of the concern.

The new guidelines outline which specific areas of governance we review. These areas include anti-takeover mechanisms, supermajority vote requirements, and general shareholder rights such as the ability of shareholders to remove directors and call special meetings.

BOARD EVALUATION AND REFRESHMENT

We have clarified our approach to board evaluation, succession planning and refreshment. Generally speaking, Glass Lewis believes a robust board evaluation process — one focused on the assessment and alignment of director skills with company strategy — is more effective than solely relying on age or tenure limits.

I.	A Board of Directors that Serves Shareholder Interest

ELECTION OF DIRECTORS

The purpose of Glass Lewis’ proxy research and advice is to facilitate shareholder voting in favor of governance structures that will drive performance, create shareholder value and maintain a proper tone at the top. Glass Lewis looks for talented boards with a record of protecting shareholders and delivering value over the medium- and long-term. We believe that a board can best protect and enhance the interests of shareholders if it is sufficiently independent, has a record of positive performance, and consists of individuals with diverse backgrounds and a breadth and depth of relevant experience.

INDEPENDENCE

The independence of directors, or lack thereof, is ultimately demonstrated through the decisions they make. In assessing the independence of directors, we will take into consideration, when appropriate, whether a director has a track record indicative of making objective decisions. Likewise, when assessing the independence of directors we will also examine when a director’s track record on multiple boards indicates a lack of objective decision-making. Ultimately, we believe the determination of whether a director is independent or not must take into consideration both compliance with the applicable independence listing requirements as well as judgments made by the director.

We look at each director nominee to examine the director’s relationships with the company, the company’s executives, and other directors. We do this to evaluate whether personal, familial, or financial relationships (not including director compensation) may impact the director’s decisions. We believe that such relationships make it difficult for a director to put shareholders’ interests above the director’s or the related party’s interests. We also believe that a director who owns more than 20% of a company can exert disproportionate influence on the board, and therefore believe such a director’s independence may be hampered, in particular when serving on the audit committee.

Thus, we put directors into three categories based on an examination of the type of relationship they have with the company:

Independent Director — An independent director has no material financial, familial or other current relationships with the company, its executives, or other board members, except for board service and standard fees paid for that service. Relationships that existed within three to five years1 before the inquiry are usually considered “current” for purposes of this test.

Affiliated Director — An affiliated director has, (or within the past three years, had) a material financial, familial or other relationship with the company or its executives, but is not an employee of the company.2 This includes directors whose employers have a material financial relationship with the company.3 In addition, we view a director who either owns or controls 20% or more of the company’s voting stock, or is an employee or affiliate of an entity that controls such amount, as an affiliate.4

1 NASDAQ originally proposed a five-year look-back period but both it and the NYSE ultimately settled on a three-year look-back prior to finalizing their rules. A five-year standard is more appropriate, in our view, because we believe that the unwinding of conflicting relationships between former management and board members is more likely to be complete and final after five years. However, Glass Lewis does not apply the five-year look-back period to directors who have previously served as executives of the company on an interim basis for less than one year.

2 If a company does not consider a non-employee director to be independent, Glass Lewis will classify that director as an affiliate.

3 We allow a five-year grace period for former executives of the company or merged companies who have consulting agreements with the surviving company. (We do not automatically recommend voting against directors in such cases for the first five years.) If the consulting agreement persists after this five-year grace period, we apply the materiality thresholds outlined in the definition of “material.”

4 This includes a director who serves on a board as a representative (as part of his or her basic responsibilities) of an investment firm with greater than 20% ownership. However, while we will generally consider him/her to be affiliated, we will not recommend voting against unless (i) the investment firm has disproportionate board representation or (ii) the director serves on the audit committee.

We view 20% shareholders as affiliates because they typically have access to and involvement with the management of a company that is fundamentally different from that of ordinary shareholders. More importantly, 20% holders may have interests that diverge from those of ordinary holders, for reasons such as the liquidity (or lack thereof) of their holdings, personal tax issues, etc.

Glass Lewis applies a three-year look back period to all directors who have an affiliation with the company other than former employment, for which we apply a five-year look back.

Definition of “Material”: A material relationship is one in which the dollar value exceeds:

•	$50,000 (or where no amount is disclosed) for directors who are paid for a service they have agreed to perform for the company, outside of their service as a director, including professional or other services; or

•	$120,000 (or where no amount is disclosed) for those directors employed by a professional services firm such as a law firm, investment bank, or consulting firm and the company pays the firm, not the individual, for services.[5] This dollar limit would also apply to charitable contributions to schools where a board member is a professor; or charities where a director serves on the board or is an executive;[6] and any aircraft and real estate dealings between the company and the director’s firm; or

•	1% of either company’s consolidated gross revenue for other business relationships (e.g., where the director is an executive officer of a company that provides services or products to or receives services or products from the company).[7]

Definition of “Familial” — Familial relationships include a person’s spouse, parents, children, siblings, grandparents, uncles, aunts, cousins, nieces, nephews, in-laws, and anyone (other than domestic employees) who shares such person’s home. A director is an affiliate if: i) he or she has a family member who is employed by the company and receives more than $120,000 in annual compensation; or, ii) he or she has a family member who is employed by the company and the company does not disclose this individual’s compensation.

Definition of “Company” — A company includes any parent or subsidiary in a group with the company or any entity that merged with, was acquired by, or acquired the company.

Inside Director — An inside director simultaneously serves as a director and as an employee of the company. This category may include a board chair who acts as an employee of the company or is paid as an employee of the company. In our view, an inside director who derives a greater amount of income as a result of affiliated transactions with the company rather than through compensation paid by the company (i.e., salary, bonus, etc. as a company employee) faces a conflict between making decisions that are in the best interests of the company versus those in the director’s own best interests. Therefore, we will recommend voting against such a director.

Additionally, we believe a director who is currently serving in an interim management position should be considered an insider, while a director who previously served in an interim management position for less than one year and is no longer serving in such capacity is considered independent. Moreover, a director who previously served in an interim management position for over one year and is no longer serving in such capacity is considered an affiliate for five years following the date of his/her resignation or departure from the interim management position.

5 We may deem such a transaction to be immaterial where the amount represents less than 1% of the firm’s annual revenues and the board provides a compelling rationale as to why the director’s independence is not affected by the relationship.

6 We will generally take into consideration the size and nature of such charitable entities in relation to the company’s size and industry along with any other relevant factors such as the director’s role at the charity. However, unlike for other types of related party transactions, Glass Lewis generally does not apply a look-back period to affiliated relationships involving charitable contributions; if the relationship between the director and the school or charity ceases, or if the company discontinues its donations to the entity, we will consider the director to be independent.

7 This includes cases where a director is employed by, or closely affiliated with, a private equity firm that profits from an acquisition made by the company. Unless disclosure suggests otherwise, we presume the director is affiliated.

VOTING RECOMMENDATIONS ON THE BASIS OF BOARD INDEPENDENCE

Glass Lewis believes a board will be most effective in protecting shareholders’ interests if it is at least two-thirds independent. We note that each of the Business Roundtable, the Conference Board, and the Council of Institutional Investors advocates that two-thirds of the board be independent. Where more than one-third of the members are affiliated or inside directors, we typically8 recommend voting against some of the inside and/ or affiliated directors in order to satisfy the two-thirds threshold.

In the case of a less than two-thirds independent board, Glass Lewis strongly supports the existence of a presiding or lead director with authority to set the meeting agendas and to lead sessions outside the insider chair’s presence.

In addition, we scrutinize avowedly “independent” chairmen and lead directors. We believe that they should be unquestionably independent or the company should not tout them as such.

COMMITTEE INDEPENDENCE

We believe that only independent directors should serve on a company’s audit, compensation, nominating, and governance committees.9 We typically recommend that shareholders vote against any affiliated or inside director seeking appointment to an audit, compensation, nominating, or governance committee, or who has served in that capacity in the past year.

Pursuant to Section 952 of the Dodd-Frank Act, as of January 11, 2013, the SEC approved new listing requirements for both the NYSE and NASDAQ which require that boards apply enhanced standards of independence when making an affirmative determination of the independence of compensation committee members. Specifically, when making this determination, in addition to the factors considered when assessing general director independence, the board’s considerations must include: (i) the source of compensation of the director, including any consulting, advisory or other compensatory fee paid by the listed company to the director (the “Fees Factor”); and (ii) whether the director is affiliated with the listing company, its subsidiaries, or affiliates of its subsidiaries (the “Affiliation Factor”).

Glass Lewis believes it is important for boards to consider these enhanced independence factors when assessing compensation committee members. However, as discussed above in the section titled Independence, we apply our own standards when assessing the independence of directors, and these standards also take into account consulting and advisory fees paid to the director, as well as the director’s affiliations with the company and its subsidiaries and affiliates. We may recommend voting against compensation committee members who are not independent based on our standards.

INDEPENDENT CHAIR

Glass Lewis believes that separating the roles of CEO (or, more rarely, another executive position) and chair creates a better governance structure than a combined CEO/chair position. An executive manages the business according to a course the board charts. Executives should report to the board regarding their performance in achieving goals set by the board. This is needlessly complicated when a CEO chairs the board, since a CEO/ chair presumably will have a significant influence over the board.

While many companies have an independent lead or presiding director who performs many of the same functions of an independent chair (e.g., setting the board meeting agenda), we do not believe this alternate form of independent board leadership provides as robust protection for shareholders as an independent chair.

8 With a staggered board, if the affiliates or insiders that we believe should not be on the board are not up for election, we will express our concern regarding those directors, but we will not recommend voting against the other affiliates or insiders who are up for election just to achieve two-thirds independence. However, we will consider recommending voting against the directors subject to our concern at their next election if the issue giving rise to the concern is not resolved.

9 We will recommend voting against an audit committee member who owns 20% or more of the company’s stock, and we believe that there should be a maximum of one director (or no directors if the committee is comprised of less than three directors) who owns 20% or more of the company’s stock on the compensation, nominating, and governance committees.

It can become difficult for a board to fulfill its role of overseer and policy setter when a CEO/chair controls the agenda and the boardroom discussion. Such control can allow a CEO to have an entrenched position, leading to longer-than-optimal terms, fewer checks on management, less scrutiny of the business operation, and limitations on independent, shareholder-focused goal-setting by the board.

A CEO should set the strategic course for the company, with the board’s approval, and the board should enable the CEO to carry out the CEO’s vision for accomplishing the board’s objectives. Failure to achieve the board’s objectives should lead the board to replace that CEO with someone in whom the board has confidence.

Likewise, an independent chair can better oversee executives and set a pro-shareholder agenda without the management conflicts that a CEO and other executive insiders often face. Such oversight and concern for shareholders allows for a more proactive and effective board of directors that is better able to look out for the interests of shareholders.

Further, it is the board’s responsibility to select a chief executive who can best serve a company and its shareholders and to replace this person when his or her duties have not been appropriately fulfilled. Such a replacement becomes more difficult and happens less frequently when the chief executive is also in the position of overseeing the board.

Glass Lewis believes that the installation of an independent chair is almost always a positive step from a corporate governance perspective and promotes the best interests of shareholders. Further, the presence of an independent chair fosters the creation of a thoughtful and dynamic board, not dominated by the views of senior management. Encouragingly, many companies appear to be moving in this direction—one study indicates that only 10 percent of incoming CEOs in 2014 were awarded the chair title, versus 48 percent in 2002.10 Another study finds that 48 percent of S&P 500 boards now separate the CEO and chair roles, up from 37 percent in 2009, although the same study found that only 29 percent of S&P 500 boards have truly independent chairs.11

We do not recommend that shareholders vote against CEOs who chair the board. However, we typically recommend that our clients support separating the roles of chair and CEO whenever that question is posed in a proxy (typically in the form of a shareholder proposal), as we believe that it is in the long-term best interests of the company and its shareholders.

Further, where the company has neither an independent chair nor independent lead director, we will recommend voting against the chair of the governance committee.

PERFORMANCE

The most crucial test of a board’s commitment to the company and its shareholders lies in the actions of the board and its members. We look at the performance of these individuals as directors and executives of the company and of other companies where they have served.

We find that a director’s past conduct is often indicative of future conduct and performance. We often find directors with a history of overpaying executives or of serving on boards where avoidable disasters have occurred serving on the boards of companies with similar problems. Glass Lewis has a proprietary database of directors serving at over 8,000 of the most widely held U.S. companies. We use this database to track the performance of directors across companies.

VOTING RECOMMENDATIONS ON THE BASIS OF PERFORMANCE

We typically recommend that shareholders vote against directors who have served on boards or as executives of companies with records of poor performance, inadequate risk oversight, excessive compensation, auditor accounting-related issues, and/or other indicators of mismanagement or actions against the interests of

10 Ken Favaro, Per-Ola Karlsson and Gary L. Nelson. “The $112 Billion CEO Succession Problem.” (Strategy+Business, Issue 79, Summer 2015).

11 Spencer Stuart Board Index, 2015, p.20.

shareholders. We will reevaluate such directors based on, among other factors, the length of time passed since the incident giving rise to the concern, shareholder support for the director, the severity of the issue, the director’s role (e.g., committee membership), director tenure at the subject company, whether ethical lapses accompanied the oversight lapse, and evidence of strong oversight at other companies.

Likewise, we examine the backgrounds of those who serve on key board committees to ensure that they have the required skills and diverse backgrounds to make informed judgments about the subject matter for which the committee is responsible.

We believe shareholders should avoid electing directors who have a record of not fulfilling their responsibilities to shareholders at any company where they have held a board or executive position. We typically recommend voting against:

1.	A director who fails to attend a minimum of 75% of board and applicable committee meetings, calculated in the aggregate.[12]

2.	A director who belatedly filed a significant form(s) 4 or 5, or who has a pattern of late filings if the late filing was the director’s fault (we look at these late filing situations on a case-by-case basis).

3.	A director who is also the CEO of a company where a serious and material restatement has occurred after the CEO had previously certified the pre-restatement financial statements.

4.	A director who has received two against recommendations from Glass Lewis for identical reasons within the prior year at different companies (the same situation must also apply at the company being analyzed).

5.	All directors who served on the board if, for the last three years, the company’s performance has been in the bottom quartile of the sector and the directors have not taken reasonable steps to address the poor performance.

BOARD RESPONSIVENESS

Glass Lewis believes that any time 25% or more of shareholders vote contrary to the recommendation of management, the board should, depending on the issue, demonstrate some level of responsiveness to address the concerns of shareholders. These include instances when 25% or more of shareholders (excluding abstentions and broker non-votes): WITHHOLD votes from (or vote AGAINST) a director nominee, vote AGAINST a management-sponsored proposal, or vote FOR a shareholder proposal. In our view, a 25% threshold is significant enough to warrant a close examination of the underlying issues and an evaluation of whether or not a board response was warranted and, if so, whether the board responded appropriately following the vote. While the 25% threshold alone will not automatically generate a negative vote recommendation from Glass Lewis on a future proposal (e.g., to recommend against a director nominee, against a say-on-pay proposal, etc.), it may be a contributing factor to our recommendation to vote against management’s recommendation in the event we determine that the board did not respond appropriately.

As a general framework, our evaluation of board responsiveness involves a review of publicly available disclosures (e.g., the proxy statement, annual report, 8-Ks, company website, etc.) released following the date of the company’s last annual meeting up through the publication date of our most current Proxy Paper. Depending on the specific issue, our focus typically includes, but is not limited to, the following:

•	At the board level, any changes in directorships, committee memberships, disclosure of related party transactions, meeting attendance, or other responsibilities;

12 However, where a director has served for less than one full year, we will typically not recommend voting against for failure to attend 75% of meetings. Rather, we will note the poor attendance with a recommendation to track this issue going forward. We will also refrain from recommending to vote against directors when the proxy discloses that the director missed the meetings due to serious illness or other extenuating circumstances.

•	Any revisions made to the company’s articles of incorporation, bylaws or other governance documents;

•	Any press or news releases indicating changes in, or the adoption of, new company policies, business practices or special reports; and

•	Any modifications made to the design and structure of the company’s compensation program, as well as an assessment of the company’s engagement with shareholders on compensation issues as discussed in the CD&A, particularly following a material vote against a company’s say-on-pay.

Our Proxy Paper analysis will include a case-by-case assessment of the specific elements of board responsiveness that we examined along with an explanation of how that assessment impacts our current voting recommendations.

THE ROLE OF A COMMITTEE CHAIR

Glass Lewis believes that a designated committee chair maintains primary responsibility for the actions of his or her respective committee. As such, many of our committee-specific voting recommendations are against the applicable committee chair rather than the entire committee (depending on the seriousness of the issue). However, in cases where we would ordinarily recommend voting against a committee chair but the chair is not specified, we apply the following general rules, which apply throughout our guidelines:

•	If there is no committee chair, we recommend voting against the longest-serving committee member or, if the longest-serving committee member cannot be determined, the longest-serving board member serving on the committee (i.e., in either case, the “senior director”); and

•	If there is no committee chair, but multiple senior directors serving on the committee, we recommend voting against both (or all) such senior directors.

In our view, companies should provide clear disclosure of which director is charged with overseeing each committee. In cases where that simple framework is ignored and a reasonable analysis cannot determine which committee member is the designated leader, we believe shareholder action against the longest serving committee member(s) is warranted. Again, this only applies if we would ordinarily recommend voting against the committee chair but there is either no such position or no designated director in such role.

On the contrary, in cases where there is a designated committee chair and the recommendation is to vote against the committee chair, but the chair is not up for election because the board is staggered, we do not recommend voting against any members of the committee who are up for election; rather, we will note the concern with regard to the committee chair.

AUDIT COMMITTEES AND PERFORMANCE

Audit committees play an integral role in overseeing the financial reporting process because “[v]ibrant and stable capital markets depend on, among other things, reliable, transparent, and objective financial information to support an efficient and effective capital market process. The vital oversight role audit committees play in the process of producing financial information has never been more important.”13

When assessing an audit committee’s performance, we are aware that an audit committee does not prepare financial statements, is not responsible for making the key judgments and assumptions that affect the financial statements, and does not audit the numbers or the disclosures provided to investors. Rather, an audit committee member monitors and oversees the process and procedures that management and auditors perform. The 1999 Report and Recommendations of the Blue Ribbon Committee on Improving the Effectiveness of Corporate Audit Committees stated it best:

13 Audit Committee Effectiveness – What Works Best.” PricewaterhouseCoopers. The Institute of Internal Auditors Research Foundation. 2005.

A proper and well-functioning system exists, therefore, when the three main groups responsible for financial reporting — the full board including the audit committee, financial management including the internal auditors, and the outside auditors — form a ‘three legged stool’ that supports responsible financial disclosure and active participatory oversight. However, in the view of the Committee, the audit committee must be ‘first among equals’ in this process, since the audit committee is an extension of the full board and hence the ultimate monitor of the process.

STANDARDS FOR ASSESSING THE AUDIT COMMITTEE

For an audit committee to function effectively on investors’ behalf, it must include members with sufficient knowledge to diligently carry out their responsibilities. In its audit and accounting recommendations, the Conference Board Commission on Public Trust and Private Enterprise said “members of the audit committee must be independent and have both knowledge and experience in auditing financial matters.”14

We are skeptical of audit committees where there are members that lack expertise as a Certified Public Accountant (CPA), Chief Financial Officer (CFO) or corporate controller, or similar experience. While we will not necessarily recommend voting against members of an audit committee when such expertise is lacking, we are more likely to recommend voting against committee members when a problem such as a restatement occurs and such expertise is lacking.

Glass Lewis generally assesses audit committees against the decisions they make with respect to their oversight and monitoring role. The quality and integrity of the financial statements and earnings reports, the completeness of disclosures necessary for investors to make informed decisions, and the effectiveness of the internal controls should provide reasonable assurance that the financial statements are materially free from errors. The independence of the external auditors and the results of their work all provide useful information by which to assess the audit committee.

When assessing the decisions and actions of the audit committee, we typically defer to its judgment and generally recommend voting in favor of its members. However, we will consider recommending that shareholders vote against the following:15

1.	All members of the audit committee when options were backdated, there is a lack of adequate controls in place, there was a resulting restatement, and disclosures indicate there was a lack of documentation with respect to the option grants.

2.	The audit committee chair, if the audit committee does not have a financial expert or the committee’s financial expert does not have a demonstrable financial background sufficient to understand the financial issues unique to public companies.

3.	The audit committee chair, if the audit committee did not meet at least four times during the year.

4.	The audit committee chair, if the committee has less than three members.

5.	Any audit committee member who sits on more than three public company audit committees, unless the audit committee member is a retired CPA, CFO, controller or has similar experience, in which case the limit shall be four committees, taking time and availability into consideration including a review of the audit committee member’s attendance at all board and committee meetings.[16]

14 Commission on Public Trust and Private Enterprise. The Conference Board. 2003.

15 As discussed under the section labeled “Committee Chair,” where the recommendation is to vote against the committee chair but the chair is not up for election because the board is staggered, we do not recommend voting against the members of the committee who are up for election; rather, we will note the concern with regard to the committee chair.

16 Glass Lewis may exempt certain audit committee members from the above threshold if, upon further analysis of relevant factors such as the director’s experience, the size, industry-mix and location of the companies involved and the director’s attendance at all the companies, we can reasonably determine that the audit committee member is likely not hindered by multiple audit committee commitments.

6.	All members of an audit committee who are up for election and who served on the committee at the time of the audit, if audit and audit-related fees total one-third or less of the total fees billed by the auditor.

7.	The audit committee chair when tax and/or other fees are greater than audit and audit-related fees paid to the auditor for more than one year in a row (in which case we also recommend against ratification of the auditor).

8.	All members of an audit committee where non-audit fees include fees for tax services (including, but not limited to, such things as tax avoidance or shelter schemes) for senior executives of the company. Such services are prohibited by the Public Company Accounting Oversight Board (“PCAOB”).

9.	All members of an audit committee that reappointed an auditor that we no longer consider to be independent for reasons unrelated to fee proportions.

10.	All members of an audit committee when audit fees are excessively low, especially when compared with other companies in the same industry.

11.	The audit committee chair[17] if the committee failed to put auditor ratification on the ballot for shareholder approval. However, if the non-audit fees or tax fees exceed audit plus audit-related fees in either the current or the prior year, then Glass Lewis will recommend voting against the entire audit committee.

12.	All members of an audit committee where the auditor has resigned and reported that a section 10A18 letter has been issued.

13.	All members of an audit committee at a time when material accounting fraud occurred at the company.[19]

14.	All members of an audit committee at a time when annual and/or multiple quarterly financial statements had to be restated, and any of the following factors apply:

•	The restatement involves fraud or manipulation by insiders;

•	The restatement is accompanied by an SEC inquiry or investigation;

•	The restatement involves revenue recognition;

•	The restatement results in a greater than 5% adjustment to costs of goods sold, operating expense, or operating cash flows; or

•	The restatement results in a greater than 5% adjustment to net income, 10% adjustment to assets or shareholders equity, or cash flows from financing or investing activities.

15.	All members of an audit committee if the company repeatedly fails to file its financial reports in a timely fashion. For example, the company has filed two or more quarterly or annual financial statements late within the last five quarters.

17 As discussed under the section labeled “Committee Chair,” in all cases, if the chair of the committee is not specified, we recommend voting against the director who has been on the committee the longest.

18 Auditors are required to report all potential illegal acts to management and the audit committee unless they are clearly inconsequential in nature. If the audit committee or the board fails to take appropriate action on an act that has been determined to be a violation of the law, the independent auditor is required to send a section 10A letter to the SEC. Such letters are rare and therefore we believe should be taken seriously.

19 Research indicates that revenue fraud now accounts for over 60% of SEC fraud cases, and that companies that engage in fraud experience significant negative abnormal stock price declines—facing bankruptcy, delisting, and material asset sales at much higher rates than do non-fraud firms (Committee of Sponsoring Organizations of the Treadway Commission. “Fraudulent Financial Reporting: 1998-2007.” May 2010).

16.	All members of an audit committee when it has been disclosed that a law enforcement agency has charged the company and/or its employees with a violation of the Foreign Corrupt Practices Act (FCPA).

17.	All members of an audit committee when the company has aggressive accounting policies and/or poor disclosure or lack of sufficient transparency in its financial statements.

18.	All members of the audit committee when there is a disagreement with the auditor and the auditor resigns or is dismissed (e.g., the company receives an adverse opinion on its financial statements from the auditor).

19.	All members of the audit committee if the contract with the auditor specifically limits the auditor’s liability to the company for damages.[20]

20.	All members of the audit committee who served since the date of the company’s last annual meeting, and when, since the last annual meeting, the company has reported a material weakness that has not yet been corrected, or, when the company has an ongoing material weakness from a prior year that has not yet been corrected.

We also take a dim view of audit committee reports that are boilerplate, and which provide little or no information or transparency to investors. When a problem such as a material weakness, restatement or late filings occurs, we take into consideration, in forming our judgment with respect to the audit committee, the transparency of the audit committee report.

COMPENSATION COMMITTEE PERFORMANCE

Compensation committees have a critical role in determining the compensation of executives. This includes deciding the basis on which compensation is determined, as well as the amounts and types of compensation to be paid. This process begins with the hiring and initial establishment of employment agreements, including the terms for such items as pay, pensions and severance arrangements. It is important in establishing compensation arrangements that compensation be consistent with, and based on the long-term economic performance of, the business’s long-term shareholders returns.

Compensation committees are also responsible for the oversight of the transparency of compensation. This oversight includes disclosure of compensation arrangements, the matrix used in assessing pay for performance, and the use of compensation consultants. In order to ensure the independence of the board’s compensation consultant, we believe the compensation committee should only engage a compensation consultant that is not also providing any services to the company or management apart from their contract with the compensation committee. It is important to investors that they have clear and complete disclosure of all the significant terms of compensation arrangements in order to make informed decisions with respect to the oversight and decisions of the compensation committee.

Finally, compensation committees are responsible for oversight of internal controls over the executive compensation process. This includes controls over gathering information used to determine compensation, establishment of equity award plans, and granting of equity awards. For example, the use of a compensation consultant who maintains a business relationship with company management may cause the committee to make decisions based on information that is compromised by the consultant’s conflict of interests. Lax controls can also contribute to improper awards of compensation such as through granting of backdated or spring-loaded options, or granting of bonuses when triggers for bonus payments have not been met.

Central to understanding the actions of a compensation committee is a careful review of the Compensation Discussion and Analysis (“CD&A”) report included in each company’s proxy. We review the CD&A in our evaluation of the overall compensation practices of a company, as overseen by the compensation committee.

20 The Council of Institutional Investors. “Corporate Governance Policies,” p. 4, April 5, 2006; and “Letter from Council of Institutional Investors to the AICPA,” November 8, 2006.

The CD&A is also integral to the evaluation of compensation proposals at companies, such as advisory votes on executive compensation, which allow shareholders to vote on the compensation paid to a company’s top executives.

When assessing the performance of compensation committees, we will consider recommending that shareholders vote against the following:21

1.	All members of a compensation committee during whose tenure the committee failed to address shareholder concerns following majority shareholder rejection of the say-on-pay proposal in the previous year. Where the proposal was approved but there was a significant shareholder vote (i.e., greater than 25% of votes cast) against the say-on-pay proposal in the prior year, if the board did not respond sufficiently to the vote including actively engaging shareholders on this issue, we will also consider recommending voting against the chair of the compensation committee or all members of the compensation committee, depending on the severity and history of the compensation problems and the level of shareholder opposition.

2.	All members of the compensation committee who are up for election and served when the company failed to align pay with performance if shareholders are not provided with an advisory vote on executive compensation at the annual meeting.[22]

3.	Any member of the compensation committee who has served on the compensation committee of at least two other public companies that have consistently failed to align pay with performance and whose oversight of compensation at the company in question is suspect.

4.	All members of the compensation committee (during the relevant time period) if the company entered into excessive employment agreements and/or severance agreements.

5.	All members of the compensation committee when performance goals were changed (i.e., lowered) when employees failed or were unlikely to meet original goals, or performance-based compensation was paid despite goals not being attained.

6.	All members of the compensation committee if excessive employee perquisites and benefits were allowed.

7.	The compensation committee chair if the compensation committee did not meet during the year.

8.	All members of the compensation committee when the company repriced options or completed a “self tender offer” without shareholder approval within the past two years.

9.	All members of the compensation committee when vesting of in-the-money options is accelerated.

10.	All members of the compensation committee when option exercise prices were backdated. Glass Lewis will recommend voting against an executive director who played a role in and participated in option backdating.

11.	All members of the compensation committee when option exercise prices were spring-loaded or otherwise timed around the release of material information.

21 As discussed under the section labeled “Committee Chair,” where the recommendation is to vote against the committee chair and the chair is not up for election because the board is staggered, we do not recommend voting against any members of the committee who are up for election; rather, we will note the concern with regard to the committee chair.

22 If a company provides shareholders with a say-on-pay proposal, we will initially only recommend voting against the company’s say-on-pay proposal and will not recommend voting against the members of the compensation committee unless there is a pattern of failing to align pay and performance and/or the company exhibits egregious compensation practices. However, if the company repeatedly fails to align pay and performance, we will then recommend against the members of the compensation committee in addition to recommending voting against the say-on-pay proposal. For cases in which the disconnect between pay and performance is marginal and the company has outperformed its peers, we will consider not recommending against compensation committee members.

12.	All members of the compensation committee when a new employment contract is given to an executive that does not include a clawback provision and the company had a material restatement, especially if the restatement was due to fraud.

13.	The chair of the compensation committee where the CD&A provides insufficient or unclear information about performance metrics and goals, where the CD&A indicates that pay is not tied to performance, or where the compensation committee or management has excessive discretion to alter performance terms or increase amounts of awards in contravention of previously defined targets.

14.	All members of the compensation committee during whose tenure the committee failed to implement a shareholder proposal regarding a compensation-related issue, where the proposal received the affirmative vote of a majority of the voting shares at a shareholder meeting, and when a reasonable analysis suggests that the compensation committee (rather than the governance committee) should have taken steps to implement the request.[23]

NOMINATING AND GOVERNANCE COMMITTEE PERFORMANCE

The nominating and governance committee, as an agent for the shareholders, is responsible for the governance by the board of the company and its executives. In performing this role, the committee is responsible and accountable for selection of objective and competent board members. It is also responsible for providing leadership on governance policies adopted by the company, such as decisions to implement shareholder proposals that have received a majority vote. (At most companies, a single committee is charged with these oversight functions; at others, the governance and nominating responsibilities are apportioned among two separate committees.)

Consistent with Glass Lewis’ philosophy that boards should have diverse backgrounds and members with a breadth and depth of relevant experience, we believe that nominating and governance committees should consider diversity when making director nominations within the context of each specific company and its industry. In our view, shareholders are best served when boards make an effort to ensure a constituency that is not only reasonably diverse on the basis of age, race, gender and ethnicity, but also on the basis of geographic knowledge, industry experience, board tenure and culture.

Regarding the committee responsible for governance, we will consider recommending that shareholders vote against the following:24

1.	All members of the governance committee[25] during whose tenure a shareholder proposal relating to important shareholder rights received support from a majority of the votes cast (excluding abstentions and broker non-votes) and the board has not begun to implement or enact the proposal’s subject matter.[26] Examples of such shareholder proposals include those seeking a declassified board structure, a majority vote standard for director elections, or a right to call a special meeting. In determining whether a board has sufficiently implemented such a proposal, we will examine the quality of the right enacted or proffered by the board for any conditions that may unreasonably interfere with the shareholders’ ability to exercise the right (e.g., overly restrictive procedural requirements for calling a special meeting).

23 In all other instances (i.e., a non-compensation-related shareholder proposal should have been implemented) we recommend that shareholders vote against the members of the governance committee.

24 As discussed in the guidelines section labeled “Committee Chair,” where we would recommend to vote against the committee chair but the chair is not up for election because the board is staggered, we do not recommend voting against any members of the committee who are up for election; rather, we will note the concern with regard to the committee chair.

25 If the board does not have a committee responsible for governance oversight and the board did not implement a shareholder proposal that received the requisite support, we will recommend voting against the entire board. If the shareholder proposal at issue requested that the board adopt a declassified structure, we will recommend voting against all director nominees up for election.

26 Where a compensation-related shareholder proposal should have been implemented, and when a reasonable analysis suggests that the members of the compensation committee (rather than the governance committee) bear the responsibility for failing to implement the request, we recommend that shareholders only vote against members of the compensation committee.

2.	The governance committee chair,[27] when the chair is not independent and an independent lead or presiding director has not been appointed.[28]

3.	In the absence of a nominating committee, the governance committee chair when there are less than five or the whole nominating committee when there are more than 20 members on the board.

4.	The governance committee chair, when the committee fails to meet at all during the year.

5.	The governance committee chair, when for two consecutive years the company provides what we consider to be “inadequate” related party transaction disclosure (i.e., the nature of such transactions and/or the monetary amounts involved are unclear or excessively vague, thereby preventing a shareholder from being able to reasonably interpret the independence status of multiple directors above and beyond what the company maintains is compliant with SEC or applicable stock exchange listing requirements).

6.	The governance committee chair, when during the past year the board adopted a forum selection clause (i.e., an exclusive forum provision)[29] without shareholder approval, or, if the board is currently seeking shareholder approval of a forum selection clause pursuant to a bundled bylaw amendment rather than as a separate proposal.

7.	All members of the governance committee during whose tenure the board adopted, without shareholder approval, provisions in its charter or bylaws that, through rules on director compensation, may inhibit the ability of shareholders to nominate directors.

In addition, we may recommend that shareholders vote against the chair of the governance committee, or the entire committee, where the board has amended the company’s governing documents to reduce or remove important shareholder rights, or to otherwise impede the ability of shareholders to exercise such right, and has done so without seeking shareholder approval. Examples of board actions that may cause such a recommendation include: the elimination of the ability of shareholders to call a special meeting or to act by written consent; an increase to the ownership threshold required for shareholders to call a special meeting; an increase to vote requirements for charter or bylaw amendments; the adoption of provisions that limit the ability of shareholders to pursue full legal recourse—such as bylaws that require arbitration of shareholder claims or that require shareholder plaintiffs to pay the company’s legal expenses in the absence of a court victory (i.e., “fee-shifting” or “loser pays” bylaws); the adoption of a classified board structure; and the elimination of the ability of shareholders to remove a director without cause.

Regarding the nominating committee, we will consider recommending that shareholders vote against the following:30

1.	All members of the nominating committee, when the committee nominated or renominated an individual who had a significant conflict of interest or whose past actions demonstrated a lack of integrity or inability to represent shareholder interests.

2.	The nominating committee chair, if the nominating committee did not meet during the year.

27 As discussed in the guidelines section labeled “Committee Chair,” if the committee chair is not specified, we recommend voting against the director who has been on the committee the longest. If the longest-serving committee member cannot be determined, we will recommend voting against the longest-serving board member serving on the committee.

28 We believe that one independent individual should be appointed to serve as the lead or presiding director. When such a position is rotated among directors from meeting to meeting, we will recommend voting against the governance committee chair as we believe the lack of fixed lead or presiding director means that, effectively, the board does not have an independent board leader.

29 A forum selection clause is a bylaw provision stipulating that a certain state, typically where the company is incorporated, which is most often Delaware, shall be the exclusive forum for all intra-corporate disputes (e.g., shareholder derivative actions, assertions of claims of a breach of fiduciary duty, etc.). Such a clause effectively limits a shareholder’s legal remedy regarding appropriate choice of venue and related relief offered under that state’s laws and rulings.

30 As discussed in the guidelines section labeled “Committee Chair,” where we would recommend to vote against the committee chair but the chair is not up for election because the board is staggered, we do not recommend voting against any members of the committee who are up for election; rather, we will note the concern with regard to the committee chair.

3.	In the absence of a governance committee, the nominating committee chair[31] when the chair is not independent, and an independent lead or presiding director has not been appointed.[32]

4.	The nominating committee chair, when there are less than five or the whole nominating committee when there are more than 20 members on the board.[33]

5.	The nominating committee chair, when a director received a greater than 50% against vote the prior year and not only was the director not removed, but the issues that raised shareholder concern were not corrected.[34]

In addition, we may consider recommending shareholders vote against the chair of the nominating committee where the board’s failure to ensure the board has directors with relevant experience, either through periodic director assessment or board refreshment, has contributed to a company’s poor performance.

BOARD-LEVEL RISK MANAGEMENT OVERSIGHT

Glass Lewis evaluates the risk management function of a public company board on a strictly case-by-case basis. Sound risk management, while necessary at all companies, is particularly important at financial firms which inherently maintain significant exposure to financial risk. We believe such financial firms should have a chief risk officer reporting directly to the board and a dedicated risk committee or a committee of the board charged with risk oversight. Moreover, many non-financial firms maintain strategies which involve a high level of exposure to financial risk. Similarly, since many non-financial firms have complex hedging or trading strategies, those firms should also have a chief risk officer and a risk committee.

Our views on risk oversight are consistent with those expressed by various regulatory bodies. In its December 2009 Final Rule release on Proxy Disclosure Enhancements, the SEC noted that risk oversight is a key competence of the board and that additional disclosures would improve investor and shareholder understanding of the role of the board in the organization’s risk management practices. The final rules, which became effective on February 28, 2010, now explicitly require companies and mutual funds to describe (while allowing for some degree of flexibility) the board’s role in the oversight of risk.

When analyzing the risk management practices of public companies, we take note of any significant losses or writedowns on financial assets and/or structured transactions. In cases where a company has disclosed a sizable loss or writedown, and where we find that the company’s board-level risk committee’s poor oversight contributed to the loss, we will recommend that shareholders vote against such committee members on that basis. In addition, in cases where a company maintains a significant level of financial risk exposure but fails to disclose any explicit form of board-level risk oversight (committee or otherwise)35, we will consider recommending to vote against the board chair on that basis. However, we generally would not recommend voting against a combined chair/CEO, except in egregious cases.

ENVIRONMENTAL AND SOCIAL RISK OVERSIGHT

Companies face significant financial, legal and reputational risks resulting from poor environmental and social practices, or negligent oversight thereof. Therefore, Glass Lewis views the identification, mitigation

31 As discussed under the section labeled “Committee Chair,” if the committee chair is not specified, we will recommend voting against the director who has been on the committee the longest. If the longest-serving committee member cannot be determined, we will recommend voting against the longest-serving board member on the committee.

32 In the absence of both a governance and a nominating committee, we will recommend voting against the board chair on this basis, unless if the chair also serves as the CEO, in which case we will recommend voting against the longest-serving director.

33 In the absence of both a governance and a nominating committee, we will recommend voting against the board chair on this basis, unless if the chair also serves as the CEO, in which case we will recommend voting against the the longest-serving director.

34 Considering that shareholder discontent clearly relates to the director who received a greater than 50% against vote rather than the nominating chair, we review the severity of the issue(s) that initially raised shareholder concern as well as company responsiveness to such matters, and will only recommend voting against the nominating chair if a reasonable analysis suggests that it would be most appropriate. In rare cases, we will consider recommending against the nominating chair when a director receives a substantial (i.e., 25% or more) vote against based on the same analysis.

35 A committee responsible for risk management could be a dedicated risk committee, the audit committee, or the finance committee, depending on a given company’s board structure and method of disclosure. At some companies, the entire board is charged with risk management.

and management of environmental and social risks as integral components when evaluating a company’s overall risk exposure. We believe boards should ensure that management conducts a complete risk analysis of company operations, including those that have environmental and social implications. Directors should monitor management’s performance in managing and mitigating these environmental and social risks in order to eliminate or minimize the risks to the company and its shareholders. In cases where the board or management has failed to sufficiently identify and manage a material environmental or social risk that did or could negatively impact shareholder value, we will recommend shareholders vote against directors responsible for risk oversight in consideration of the nature of the risk and the potential effect on shareholder value.

DIRECTOR COMMITMENTS

We believe that directors should have the necessary time to fulfill their duties to shareholders. In our view, an overcommitted director can pose a material risk to a company’s shareholders, particularly during periods of crisis. In addition, recent research indicates that the time commitment associated with being a director has been on a significant upward trend in the past decade.36 As a result, we generally recommend that shareholders vote against a director who serves as an executive officer of any public company while serving on more than two public company boards and any other director who serves on more than five public company boards.

Because we believe that executives will primarily devote their attention to executive duties, we generally will not recommend that shareholders vote against overcommitted directors at the companies where they serve as an executive.

When determining whether a director’s service on an excessive number of boards may limit the ability of the director to devote sufficient time to board duties, we may consider relevant factors such as the size and location of the other companies where the director serves on the board, the director’s board roles at the companies in question, whether the director serves on the board of any large privately-held companies, the director’s tenure on the boards in question, and the director’s attendance record at all companies.

We may also refrain from recommending against certain directors if the company provides sufficient rationale for their continued board service. The rationale should allow shareholders to evaluate the scope of the directors’ other commitments, as well as their contributions to the board including specialized knowledge of the company’s industry, strategy or key markets, the diversity of skills, perspective and background they provide, and other relevant factors. We will also generally refrain from recommending to vote against a director who serves on an excessive number of boards within a consolidated group of companies or a director that represents a firm whose sole purpose is to manage a portfolio of investments which include the company.

OTHER CONSIDERATIONS

In addition to the three key characteristics – independence, performance, experience – that we use to evaluate board members, we consider conflict-of-interest issues as well as the size of the board of directors when making voting recommendations.

Conflicts of Interest

We believe board members should be wholly free of identifiable and substantial conflicts of interest, regardless of the overall level of independent directors on the board. Accordingly, we recommend that shareholders vote against the following types of directors:

1.	A CFO who is on the board: In our view, the CFO holds a unique position relative to financial reporting and disclosure to shareholders. Due to the critical importance of financial disclosure and reporting, we believe the CFO should report to the board and not be a member of it.

36 For example, the 2015-2016 NACD Public Company Governance Survey states that, on average, directors spent a total of 248.2 hours annual on board-related matters during the past year, which it describes as a “historically high level” that is significantly above the average hours recorded in 2006. Additionally, the 2015 Spencer Stuart Board Index indicates that the average number of outside board seats held by CEOs of S&P 500 companies is 0.6, down from 0.7 in 2009 and 0.9 in 2004.

2.	A director who provides — or a director who has an immediate family member who provides — material consulting or other material professional services to the company. These services may include legal, consulting, or financial services. We question the need for the company to have consulting relationships with its directors. We view such relationships as creating conflicts for directors, since they may be forced to weigh their own interests against shareholder interests when making board decisions. In addition, a company’s decisions regarding where to turn for the best professional services may be compromised when doing business with the professional services firm of one of the company’s directors.

3.	A director, or a director who has an immediate family member, engaging in airplane, real estate, or similar deals, including perquisite-type grants from the company, amounting to more than $50,000. Directors who receive these sorts of payments from the company will have to make unnecessarily complicated decisions that may pit their interests against shareholder interests.

4.	Interlocking directorships: CEOs or other top executives who serve on each other’s boards create an interlock that poses conflicts that should be avoided to ensure the promotion of shareholder interests above all else.[37]

5.	All board members who served at a time when a poison pill with a term of longer than one year was adopted without shareholder approval within the prior twelve months.[38] In the event a board is classified and shareholders are therefore unable to vote against all directors, we will recommend voting against the remaining directors the next year they are up for a shareholder vote. If a poison pill with a term of one year or less was adopted without shareholder approval, and without adequate justification, we will consider recommending that shareholders vote against all members of the governance committee. If the board has, without seeking shareholder approval, and without adequate justification, extended the term of a poison pill by one year or less in two consecutive years, we will consider recommending that shareholders vote against the entire board.

Size of the Board of Directors

While we do not believe there is a universally applicable optimum board size, we do believe boards should have at least five directors to ensure sufficient diversity in decision-making and to enable the formation of key board committees with independent directors. Conversely, we believe that boards with more than 20 members will typically suffer under the weight of “too many cooks in the kitchen” and have difficulty reaching consensus and making timely decisions. Sometimes the presence of too many voices can make it difficult to draw on the wisdom and experience in the room by virtue of the need to limit the discussion so that each voice may be heard.

To that end, we typically recommend voting against the nominating committee chair (or the governance committee, in the absence of a nominating committee) at a board with fewer than five directors or more than 20 directors.39

CONTROLLED COMPANIES

We believe controlled companies warrant certain exceptions to our independence standards. The board’s function is to protect shareholder interests; however, when an individual, entity (or group of shareholders party to a formal agreement) owns more than 50% of the voting shares, the interests of the majority of shareholders are the interests of that entity or individual. Consequently, Glass Lewis does not apply our usual two-thirds board independence rule and therefore we will not recommend voting against boards whose composition reflects the makeup of the shareholder population.

37 We do not apply a look-back period for this situation. The interlock policy applies to both public and private companies. We will also evaluate multiple board interlocks among non-insiders (i.e., multiple directors serving on the same boards at other companies), for evidence of a pattern of poor oversight.

38 Refer to Section V. Governance Structure and the Shareholder Franchise for further discussion of our policies regarding anti-takeover measures, including poison pills.

39 The Conference Board, at p. 23 in its May 2003 report “Corporate Governance Best Practices, Id.,” quotes one of its roundtable participants as stating, “[w]hen you’ve got a 20 or 30 person corporate board, it’s one way of assuring that nothing is ever going to happen that the CEO doesn’t want to happen.”

Independence Exceptions

The independence exceptions that we make for controlled companies are as follows:

1.	We do not require that controlled companies have boards that are at least two-thirds independent. So long as the insiders and/or affiliates are connected with the controlling entity, we accept the presence of non-independent board members.

2.	The compensation committee and nominating and governance committees do not need to consist solely of independent directors.

• We believe that standing nominating and corporate governance committees at controlled companies are unnecessary. Although having a committee charged with the duties of searching for, selecting, and nominating independent directors can be beneficial, the unique composition of a controlled company’s shareholder base makes such committees weak and irrelevant.

• Likewise, we believe that independent compensation committees at controlled companies are unnecessary. Although independent directors are the best choice for approving and monitoring senior executives’ pay, controlled companies serve a unique shareholder population whose voting power ensures the protection of its interests. As such, we believe that having affiliated directors on a controlled company’s compensation committee is acceptable. However, given that a controlled company has certain obligations to minority shareholders we feel that an insider should not serve on the compensation committee. Therefore, Glass Lewis will recommend voting against any insider (the CEO or otherwise) serving on the compensation committee.

3.	Controlled companies do not need an independent chair or an independent lead or presiding director. Although an independent director in a position of authority on the board – such as chair or presiding director — can best carry out the board’s duties, controlled companies serve a unique shareholder population whose voting power ensures the protection of its interests.

Size of the Board of Directors

We have no board size requirements for controlled companies.

Audit Committee Independence

Despite a controlled company’s status, unlike for the other key committees, we nevertheless believe that audit committees should consist solely of independent directors. Regardless of a company’s controlled status, the interests of all shareholders must be protected by ensuring the integrity and accuracy of the company’s financial statements. Allowing affiliated directors to oversee the preparation of financial reports could create an insurmountable conflict of interest.

SIGNIFICANT SHAREHOLDERS

Where an individual or entity holds between 20-50% of a company’s voting power, we believe it is reasonable to allow proportional representation on the board and committees (excluding the audit committee) based on the individual or entity’s percentage of ownership.

GOVERNANCE FOLLOWING AN IPO OR SPIN-OFF

We believe companies that have recently completed an initial public offering (“IPO”) or spin-off should be allowed adequate time to fully comply with marketplace listing requirements and meet basic corporate governance standards. Generally speaking, Glass Lewis refrains from making recommendations on the basis of governance standards (e.g., board independence, committee membership and structure, meeting attendance, etc.) during the one-year period following an IPO.

However, some cases warrant shareholder action against the board of a company that have completed an IPO or spin-off within the past year. When evaluating companies that have recently gone public, Glass Lewis will review the terms of the applicable governing documents in order to determine whether shareholder rights are being severely restricted indefinitely. We believe boards that approve highly restrictive governing documents have demonstrated that they may subvert shareholder interests following the IPO. In conducting this evaluation, Glass Lewis will consider:

1.	The adoption of anti-takeover provisions such as a poison pill or classified board

2.	Supermajority vote requirements to amend governing documents

3.	The presence of exclusive forum or fee-shifting provisions

4.	Whether shareholders can call special meetings or act by written consent

5.	The voting standard provided for the election of directors

6.	The ability of shareholders to remove directors without cause

7.	The presence of evergreen provisions in the Company’s equity compensation arrangements

In cases where a board adopts an anti-takeover provision preceding an IPO, we will consider recommending to vote against the members of the board who served when it was adopted if the board: (i) did not also commit to submit the anti-takeover provision to a shareholder vote at the company’s first shareholder meeting following the IPO; or (ii) did not provide a sound rationale or sunset provision for adopting the anti-takeover provision in question.

In our view, adopting an anti-takeover device unfairly penalizes future shareholders who (except for electing to buy or sell the stock) are unable to weigh in on a matter that could potentially negatively impact their ownership interest. This notion is strengthened when a board adopts a classified board with an infinite duration or a poison pill with a five- to ten-year term immediately prior to going public, thereby insulated management for a substantial amount of time.

In addition, shareholders should be wary of companies that adopt supermajority voting requirements before their IPO. Absent explicit provisions in the articles or bylaws stipulating that certain policies will be phased out over a certain period of time, long-term shareholders could find themselves in the predicament of having to attain a supermajority vote to approve future proposals seeking to eliminate such policies.

DUAL-LISTED OR FOREIGN-INCORPORATED COMPANIES

For companies that trade on multiple exchanges or are incorporated in foreign jurisdictions but trade only in the U.S., we will apply the governance standard most relevant in each situation. We will consider a number of factors in determining which Glass Lewis country-specific policy to apply, including but not limited to: (i) the corporate governance structure and features of the company including whether the board structure is unique to a particular market; (ii) the nature of the proposals; (iii) the location of the company’s primary listing, if one can be determined; (iv) the regulatory/governance regime that the board is reporting against; and (v) the availability and completeness of the company’s SEC filings.

MUTUAL FUND BOARDS

Mutual funds, or investment companies, are structured differently from regular public companies (i.e., operating companies). Typically, members of a fund’s adviser are on the board and management takes on a different role from that of regular public companies. Thus, we focus on a short list of requirements, although many of our guidelines remain the same.

The following mutual fund policies are similar to the policies for regular public companies:

1.	Size of the board of directors — The board should be made up of between five and twenty directors.

2.	The CFO on the board — Neither the CFO of the fund nor the CFO of the fund’s registered investment adviser should serve on the board.

3.	Independence of the audit committee — The audit committee should consist solely of independent directors.

4.	Audit committee financial expert — At least one member of the audit committee should be designated as the audit committee financial expert.

The following differences from regular public companies apply at mutual funds:

1.	Independence of the board — We believe that three-fourths of an investment company’s board should be made up of independent directors. This is consistent with a proposed SEC rule on investment company boards. The Investment Company Act requires 40% of the board to be independent, but in 2001, the SEC amended the Exemptive Rules to require that a majority of a mutual fund board be independent. In 2005, the SEC proposed increasing the independence threshold to 75%. In 2006, a federal appeals court ordered that this rule amendment be put back out for public comment, putting it back into “proposed rule” status. Since mutual fund boards play a vital role in overseeing the relationship between the fund and its investment manager, there is greater need for independent oversight than there is for an operating company board.

2.	When the auditor is not up for ratification — We do not recommend voting against the audit committee if the auditor is not up for ratification. Due to the different legal structure of an investment company compared to an operating company, the auditor for the investment company (i.e., mutual fund) does not conduct the same level of financial review for each investment company as for an operating company.

3.	Non-independent chair — The SEC has proposed that the chair of the fund board be independent. We agree that the roles of a mutual fund’s chair and CEO should be separate. Although we believe this would be best at all companies, we recommend voting against the chair of an investment company’s nominating committee as well as the board chair if the chair and CEO of a mutual fund are the same person and the fund does not have an independent lead or presiding director. Seven former SEC commissioners support the appointment of an independent chair and we agree with them that “an independent board chair would be better able to create conditions favoring the long-term interests of fund shareholders than would a chair who is an executive of the adviser.” (See the comment letter sent to the SEC in support of the proposed rule at http://www.sec.gov/news/studies/indchair.pdf)

4.	Multiple funds overseen by the same director — Unlike service on a public company board, mutual fund boards require much less of a time commitment. Mutual fund directors typically serve on dozens of other mutual fund boards, often within the same fund complex. The Investment Company Institute’s (“ICI”) Overview of Fund Governance Practices, 1994-2012, indicates that the average number of funds served by an independent director in 2012 was 53. Absent evidence that a specific director is hindered from being an effective board member at a fund due to service on other funds’ boards, we refrain from maintaining a cap on the number of outside mutual fund boards that we believe a director can serve on.

DECLASSIFIED BOARDS

Glass Lewis favors the repeal of staggered boards and the annual election of directors. We believe staggered boards are less accountable to shareholders than boards that are elected annually. Furthermore, we feel the annual election of directors encourages board members to focus on shareholder interests.

Empirical studies have shown: (i) staggered boards are associated with a reduction in a firm’s valuation; and (ii) in the context of hostile takeovers, staggered boards operate as a takeover defense, which entrenches management, discourages potential acquirers, and delivers a lower return to target shareholders.

In our view, there is no evidence to demonstrate that staggered boards improve shareholder returns in a takeover context. Some research has indicated that shareholders are worse off when a staggered board blocks a transaction; further, when a staggered board negotiates a friendly transaction, no statistically significant difference in premium occurs.40 Additional research found that charter-based staggered boards “reduce the market value of a firm by 4% to 6% of its market capitalization” and that “staggered boards bring about and not merely reflect this reduction in market value.”41 A subsequent study reaffirmed that classified boards reduce shareholder value, finding “that the ongoing process of dismantling staggered boards, encouraged by institutional investors, could well contribute to increasing shareholder wealth.”42

Shareholders have increasingly come to agree with this view. In 2013, 91% of S&P 500 companies had declassified boards, up from approximately 40% a decade ago.43 Management proposals to declassify boards are approved with near unanimity and shareholder proposals on the topic also receive strong shareholder support; in 2014, shareholder proposals requesting that companies declassify their boards received average support of 84% (excluding abstentions and broker non-votes), whereas in 1987, only 16.4% of votes cast favored board declassification.44 Further, a growing number of companies, nearly half of all those targeted by shareholder proposals requesting that all directors stand for election annually, either recommended shareholders support the proposal or made no recommendation, a departure from the more traditional management recommendation to vote against shareholder proposals.

Given our belief that declassified boards promote director accountability, the empirical evidence suggesting staggered boards reduce a company’s value and the established shareholder opposition to such a structure, Glass Lewis supports the declassification of boards and the annual election of directors.

BOARD EVALUATION AND REFRESHMENT

Glass Lewis strongly supports routine director evaluation, including independent external reviews, and periodic board refreshment to foster the sharing of diverse perspectives in the boardroom and the generation of new ideas and business strategies. Further, we believe the board should evaluate the need for changes to board composition based on an analysis of skills and experience necessary for the company, as well as the results of the director evaluations, as opposed to relying solely on age or tenure limits. When necessary, shareholders can address concerns regarding proper board composition through director elections.

In our view, a director’s experience can be a valuable asset to shareholders because of the complex, critical issues that boards face. This said, we recognize that in rare circumstances, a lack of refreshment can contribute to a lack of board responsiveness to poor company performance.

On occasion, age or term limits can be used as a means to remove a director for boards that are unwilling to police their membership and enforce turnover. Some shareholders support term limits as a way to force change in such circumstances.

While we understand that age limits can aid board succession planning, the long-term impact of age limits restricts experienced and potentially valuable board members from service through an arbitrary means. We believe that shareholders are better off monitoring the board’s overall composition, including its diversity of skill sets, the alignment of the board’s areas of expertise with a company’s strategy, the board’s approach to corporate governance, and its stewardship of company performance, rather than imposing inflexible rules that don’t necessarily correlate with returns or benefits for shareholders.

40 Lucian Bebchuk, John Coates IV, Guhan Subramanian, “The Powerful Antitakeover Force of Staggered Boards: Further Findings and a Reply to Symposium Participants,” 55 Stanford Law Review 885-917 (2002).

41 Lucian Bebchuk, Alma Cohen, “The Costs of Entrenched Boards” (2004).

42 Lucian Bebchuk, Alma Cohen and Charles C.Y. Wang, “Staggered Boards and the Wealth of Shareholders: Evidence from a Natural Experiment,” SSRN: http://ssrn.com/abstract=1706806 (2010), p. 26.

43 Spencer Stuart Board Index, 2013, p. 4

44 Lucian Bebchuk, John Coates IV and Guhan Subramanian, “The Powerful Antitakeover Force of Staggered Boards: Theory, Evidence, and Policy”.

However, if a board adopts term/age limits, it should follow through and not waive such limits. If the board waives its term/age limits, Glass Lewis will consider recommending shareholders vote against the nominating and/or governance committees, unless the rule was waived with sufficient explanation, such as consummation of a corporate transaction like a merger.

PROXY ACCESS

In lieu of running their own contested election, proxy access would not only allow certain shareholders to nominate directors to company boards but the shareholder nominees would be included on the company’s ballot, significantly enhancing the ability of shareholders to play a meaningful role in selecting their representatives. Glass Lewis generally supports affording shareholders the right to nominate director candidates to management’s proxy as a means to ensure that significant, long-term shareholders have an ability to nominate candidates to the board.

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Companies generally seek shareholder approval to amend company bylaws to adopt proxy access in response to shareholder engagement or pressure, usually in the form of a shareholder proposal requesting proxy access, although some companies may adopt some elements of proxy access without prompting. Glass Lewis considers several factors when evaluating whether to support proposals for companies to adopt proxy access including the specified minimum ownership and holding requirement for shareholders to nominate one or more directors, as well as company size, performance and responsiveness to shareholders.

For a discussion of recent regulatory events in this area, along with a detailed overview of the Glass Lewis approach to Shareholder Proposals regarding Proxy Access, refer to Glass Lewis’ Proxy Paper Guidelines for Shareholder Initiatives, available at www.glasslewis.com.

MAJORITY VOTE FOR THE ELECTION OF DIRECTORS

Majority voting for the election of directors is fast becoming the de facto standard in corporate board elections. In our view, the majority voting proposals are an effort to make the case for shareholder impact on director elections on a company-specific basis.

While this proposal would not give shareholders the opportunity to nominate directors or lead to elections where shareholders have a choice among director candidates, if implemented, the proposal would allow shareholders to have a voice in determining whether the nominees proposed by the board should actually serve as the overseer-representatives of shareholders in the boardroom. We believe this would be a favorable outcome for shareholders.

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The number of shareholder proposals requesting that companies adopt a majority voting standard has declined significantly during the past decade, largely as a result of widespread adoption of majority voting or director resignation policies at U.S. companies. In 2015, 86% of the S&P 500 Index had implemented a resignation policy for directors failing to receive majority shareholder support, compared to 71% in 2010.45

THE PLURALITY VOTE STANDARD

Today, most US companies still elect directors by a plurality vote standard. Under that standard, if one shareholder holding only one share votes in favor of a nominee (including that director, if the director is a shareholder), that nominee “wins” the election and assumes a seat on the board. The common concern among companies with a plurality voting standard is the possibility that one or more directors would not receive a majority of votes, resulting in “failed elections.”

ADVANTAGES OF A MAJORITY VOTE STANDARD

If a majority vote standard were implemented, a nominee would have to receive the support of a majority of the shares voted in order to be elected. Thus, shareholders could collectively vote to reject a director they

45 Spencer Stuart Board Index, 2015, p. 12.

believe will not pursue their best interests. Given that so few directors (less than 100 a year) do not receive majority support from shareholders, we think that a majority vote standard is reasonable since it will neither result in many failed director elections nor reduce the willingness of qualified, shareholder-focused directors to serve in the future. Further, most directors who fail to receive a majority shareholder vote in favor of their election do not step down, underscoring the need for true majority voting.

We believe that a majority vote standard will likely lead to more attentive directors. Although shareholders only rarely fail to support directors, the occasional majority vote against a director’s election will likely deter the election of directors with a record of ignoring shareholder interests. Glass Lewis will therefore generally support proposals calling for the election of directors by a majority vote, excepting contested director elections.

In response to the high level of support majority voting has garnered, many companies have voluntarily taken steps to implement majority voting or modified approaches to majority voting. These steps range from a modified approach requiring directors that receive a majority of withheld votes to resign (i.e., a resignation policy) to actually requiring a majority vote of outstanding shares to elect directors.

We feel that the modified approach does not go far enough because requiring a director to resign is not the same as requiring a majority vote to elect a director and does not allow shareholders a definitive voice in the election process. Further, under the modified approach, the corporate governance committee could reject a resignation and, even if it accepts the resignation, the corporate governance committee decides on the director’s replacement. And since the modified approach is usually adopted as a policy by the board or a board committee, it could be altered by the same board or committee at any time.

CONFLICTING PROPOSALS

On January 16, 2015, the SEC announced that for the 2015 proxy season it would not opine on the application of Rule 14a-8(i)(9) that allows companies to exclude shareholder proposals, including those seeking proxy access, that conflict with a management proposal on the same issue. While the announcement did not render the rule ineffective, a number of companies opted not to exclude a shareholder proposal but rather to allow shareholders a vote on both management and shareholder proposals on the same issue, generally proxy access. The management proposals typically imposed more restrictive terms than the shareholder proposal in order to exercise the particular shareholder right at issue, e.g., a higher proxy access ownership threshold. On October 22, 2015, the SEC issued Staff Legal Bulletin No. 14H (“SLB 14H”) clarifying its rule concerning the exclusion of certain shareholder proposals when similar items are also on the ballot. SLB 14H increases the burden on companies to prove to SEC staff that a conflict exists; therefore, some companies may still choose to place management proposals alongside similar shareholder proposals in the coming year.

When Glass Lewis reviews conflicting management and shareholder proposals, we will consider the following:

•	The nature of the underlying issue;

•	The benefit to shareholders from implementation of the proposal;

•	The materiality of the differences between the terms of the shareholder proposal and management proposal;

•	The appropriateness of the provisions in the context of a company’s shareholder base, corporate structure and other relevant circumstances; and

•	A company’s overall governance profile and, specifically, its responsiveness to shareholders as evidenced by a company’s response to previous shareholder proposals and its adoption of progressive shareholder rights provisions.

II.	Transparency and Integrity in Financial Reporting

AUDITOR RATIFICATION

The auditor’s role as gatekeeper is crucial in ensuring the integrity and transparency of the financial information necessary for protecting shareholder value. Shareholders rely on the auditor to ask tough questions and to do a thorough analysis of a company’s books to ensure that the information provided to shareholders is complete, accurate, fair, and that it is a reasonable representation of a company’s financial position. The only way shareholders can make rational investment decisions is if the market is equipped with accurate information about a company’s fiscal health. As stated in the October 6, 2008 Final Report of the Advisory Committee on the Auditing Profession to the U.S. Department of the Treasury:

“The auditor is expected to offer critical and objective judgment on the financial matters under consideration, and actual and perceived absence of conflicts is critical to that expectation. The Committee believes that auditors, investors, public companies, and other market participants must understand the independence requirements and their objectives, and that auditors must adopt a mindset of skepticism when facing situations that may compromise their independence.”

As such, shareholders should demand an objective, competent and diligent auditor who performs at or above professional standards at every company in which the investors hold an interest. Like directors, auditors should be free from conflicts of interest and should avoid situations requiring a choice between the auditor’s interests and the public’s interests. Almost without exception, shareholders should be able to annually review an auditor’s performance and to annually ratify a board’s auditor selection. Moreover, in October 2008, the Advisory Committee on the Auditing Profession went even further, and recommended that “to further enhance audit committee oversight and auditor accountability .... disclosure in the company proxy statement regarding shareholder ratification [should] include the name(s) of the senior auditing partner(s) staffed on the engagement.”46

On August 16, 2011, the PCAOB issued a Concept Release seeking public comment on ways that auditor independence, objectivity and professional skepticism could be enhanced, with a specific emphasis on mandatory audit firm rotation. The PCAOB convened several public roundtable meetings during 2012 to further discuss such matters. Glass Lewis believes auditor rotation can ensure both the independence of the auditor and the integrity of the audit; we will typically recommend supporting proposals to require auditor rotation when the proposal uses a reasonable period of time (usually not less than 5-7 years), particularly at companies with a history of accounting problems.

VOTING RECOMMENDATIONS ON AUDITOR RATIFICATION

We generally support management’s choice of auditor except when we believe the auditor’s independence or audit integrity has been compromised. Where a board has not allowed shareholders to review and ratify an auditor, we typically recommend voting against the audit committee chair. When there have been material restatements of annual financial statements or material weaknesses in internal controls, we usually recommend voting against the entire audit committee.

Reasons why we may not recommend ratification of an auditor include:

1.	When audit fees plus audit-related fees total less than the tax fees and/or other non-audit fees.

2.	Recent material restatements of annual financial statements, including those resulting in the reporting

46 “Final Report of the Advisory Committee on the Auditing Profession to the U.S. Department of the Treasury.” p. VIII:20, October 6, 2008.

of material weaknesses in internal controls and including late filings by the company where the auditor bears some responsibility for the restatement or late filing.[47]

3.	When the auditor performs prohibited services such as tax-shelter work, tax services for the CEO or CFO, or contingent-fee work, such as a fee based on a percentage of economic benefit to the company.

4.	When audit fees are excessively low, especially when compared with other companies in the same industry.

5.	When the company has aggressive accounting policies.

6.	When the company has poor disclosure or lack of transparency in its financial statements.

7.	Where the auditor limited its liability through its contract with the company or the audit contract requires the corporation to use alternative dispute resolution procedures without adequate justification.

8.	We also look for other relationships or concerns with the auditor that might suggest a conflict between the auditor’s interests and shareholder interests.

PENSION ACCOUNTING ISSUES

A pension accounting question occasionally raised in proxy proposals is what effect, if any, projected returns on employee pension assets should have on a company’s net income. This issue often arises in the executive-compensation context in a discussion of the extent to which pension accounting should be reflected in business performance for purposes of calculating payments to executives.

Glass Lewis believes that pension credits should not be included in measuring income that is used to award performance-based compensation. Because many of the assumptions used in accounting for retirement plans are subject to the company’s discretion, management would have an obvious conflict of interest if pay were tied to pension income. In our view, projected income from pensions does not truly reflect a company’s performance.

47 An auditor does not audit interim financial statements. Thus, we generally do not believe that an auditor should be opposed due to a restatement of interim financial statements unless the nature of the misstatement is clear from a reading of the incorrect financial statements.

III.	The Link Between Compensation and Performance

Glass Lewis carefully reviews the compensation awarded to senior executives, as we believe that this is an important area in which the board’s priorities are revealed. Glass Lewis strongly believes executive compensation should be linked directly with the performance of the business the executive is charged with managing. We believe the most effective compensation arrangements provide for an appropriate mix of performance-based short- and long-term incentives in addition to fixed pay elements while promoting a prudent and sustainable level of risk-taking.

Glass Lewis believes that comprehensive, timely and transparent disclosure of executive pay is critical to allowing shareholders to evaluate the extent to which pay is aligned with company performance. When reviewing proxy materials, Glass Lewis examines whether the company discloses the performance metrics used to determine executive compensation. We recognize performance metrics must necessarily vary depending on the company and industry, among other factors, and may include a wide variety of financial measures as well as industry-specific performance indicators. However, we believe companies should disclose why the specific performance metrics were selected and how the actions they are designed to incentivize will lead to better corporate performance.

Moreover, it is rarely in shareholders’ interests to disclose competitive data about individual salaries below the senior executive level. Such disclosure could create internal personnel discord that would be counterproductive for the company and its shareholders. While we favor full disclosure for senior executives and we view pay disclosure at the aggregate level (e.g., the number of employees being paid over a certain amount or in certain categories) as potentially useful, we do not believe share-holders need or will benefit from detailed reports about individual management employees other than the most senior executives.

ADVISORY VOTE ON EXECUTIVE COMPENSATION (“SAY-ON-PAY”)

The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) required companies to hold an advisory vote on executive compensation at the first shareholder meeting that occurs six months after enactment of the bill (January 21, 2011).

This practice of allowing shareholders a non-binding vote on a company’s compensation report is standard practice in many non-US countries, and has been a requirement for most companies in the United Kingdom since 2003 and in Australia since 2005. Although say-on-pay proposals are non-binding, a high level of “against” or “abstain” votes indicates substantial shareholder concern about a company’s compensation policies and procedures.

Given the complexity of most companies’ compensation programs, Glass Lewis applies a highly nuanced approach when analyzing advisory votes on executive compensation. We review each company’s compensation on a case-by-case basis, recognizing that each company must be examined in the context of industry, size, maturity, performance, financial condition, its historic pay for performance practices, and any other relevant internal or external factors.

We believe that each company should design and apply specific compensation policies and practices that are appropriate to the circumstances of the company and, in particular, will attract and retain competent executives and other staff, while motivating them to grow the company’s long-term shareholder value.

Where we find those specific policies and practices serve to reasonably align compensation with performance, and such practices are adequately disclosed, Glass Lewis will recommend supporting the company’s approach. If, however, those specific policies and practices fail to demonstrably link compensation with performance, Glass Lewis will generally recommend voting against the say-on-pay proposal.

Glass Lewis reviews say-on-pay proposals on both a qualitative basis and a quantitative basis, with a focus on several main areas:

•	The overall design and structure of the company’s executive compensation programs including selection and challenging nature of performance metrics;

•	The implementation and effectiveness of the company’s executive compensation programs including pay mix and use of performance metrics in determining pay levels;

•	The quality and content of the company’s disclosure;

•	The quantum paid to executives; and

•	The link between compensation and performance as indicated by the company’s current and past pay-for-performance grades.

We also review any significant changes or modifications, and the rationale for such changes, made to the company’s compensation structure or award amounts, including base salaries.

SAY-ON-PAY VOTING RECOMMENDATIONS

In cases where we find deficiencies in a company’s compensation program’s design, implementation or management, we will recommend that shareholders vote against the say-on-pay proposal. Generally such instances include evidence of a pattern of poor pay-for-performance practices (i.e., deficient or failing pay for performance grades), unclear or questionable disclosure regarding the overall compensation structure (e.g., limited information regarding benchmarking processes, limited rationale for bonus performance metrics and targets, etc.), questionable adjustments to certain aspects of the overall compensation structure (e.g., limited rationale for significant changes to performance targets or metrics, the payout of guaranteed bonuses or sizable retention grants, etc.), and/or other egregious compensation practices.

Although not an exhaustive list, the following issues when weighed together may cause Glass Lewis to recommend voting against a say-on-pay vote:

•	Inappropriate peer group and/or benchmarking issues;

•	Inadequate or no rationale for changes to peer groups;

•	Egregious or excessive bonuses, equity awards or severance payments, including golden handshakes and golden parachutes;

•	Problematic contractual payments, such as guaranteed bonuses;

•	Targeting overall levels of compensation at higher than median without adequate justification;

•	Performance targets not sufficiently challenging, and/or providing for high potential payouts;

•	Performance targets lowered without justification;

•	Discretionary bonuses paid when short- or long-term incentive plan targets were not met;

•	Executive pay high relative to peers not justified by outstanding company performance; and

•	The terms of the long-term incentive plans are inappropriate (please see “Long-Term Incentives” on page 29).

In instances where a company has simply failed to provide sufficient disclosure of its policies, we may recommend shareholders vote against this proposal solely on this basis, regardless of the appropriateness of compensation levels.

Where we identify egregious compensation practices, we may also recommend voting against the compensation committee based on the practices or actions of its members during the year. Such practices may include: approving large one-off payments, the inappropriate, unjustified use of discretion, or sustained poor pay for performance practices.

COMPANY RESPONSIVENESS

At companies that received a significant level of shareholder opposition (25% or greater) to their say-on-pay proposal at the previous annual meeting, we believe the board should demonstrate some level of engagement and responsiveness to the shareholder concerns behind the discontent, particularly in response to shareholder engagement. While we recognize that sweeping changes cannot be made to a compensation program without due consideration and that a majority of shareholders voted in favor of the proposal, given that the average approval rate for say-on-pay proposals is about 90% we believe the compensation committee should provide some level of response to a significant vote against, including engaging with large shareholders to identify their concerns. In the absence of any evidence that the board is actively engaging shareholders on these issues and responding accordingly, we may recommend holding compensation committee members accountable for failing to adequately respond to shareholder opposition, giving careful consideration to the level of shareholder protest and the severity and history of compensation problems.

PAY FOR PERFORMANCE

Glass Lewis believes an integral part of a well-structured compensation package is a successful link between pay and performance. Our proprietary pay-for-performance model was developed to better evaluate the link between pay and performance of the top five executives at US companies. Our model benchmarks these executives’ pay and company performance against peers selected using Equilar’s market-based peer groups and across five performance metrics. By measuring the magnitude of the gap between two weighted-average percentile rankings (executive compensation and performance), we grade companies based on a school letter system: “A”, “B”, “F”, etc. The grades guide our evaluation of compensation committee effectiveness and we generally recommend voting against compensation committee of companies with a pattern of failing our pay-for-performance analysis.

We also use this analysis to inform our voting decisions on say-on-pay proposals. As such, if a company receives a failing grade from our proprietary model, we are more likely to recommend that shareholders vote against the say-on-pay proposal. However, other qualitative factors such as an effective overall incentive structure, the relevance of selected performance metrics, significant forthcoming enhancements or reasonable long-term payout levels may give us cause to recommend in favor of a proposal even when we have identified a disconnect between pay and performance.

SHORT-TERM INCENTIVES

A short-term bonus or incentive (“STI”) should be demonstrably tied to performance. Whenever possible, we believe a mix of corporate and individual performance measures is appropriate. We would normally expect performance measures for STIs to be based on company-wide or divisional financial measures as well as non-financial factors such as those related to safety, environmental issues, and customer satisfaction. While we recognize that companies operating in different sectors or markets may seek to utilize a wide range of metrics, we expect such measures to be appropriately tied to a company’s business drivers.

Further, the target and potential maximum awards that can be achieved under STI awards should be disclosed. Shareholders should expect stretching performance targets for the maximum award to be achieved. Any increase in the potential target and maximum award should be clearly justified to shareholders.

Glass Lewis recognizes that disclosure of some measures may include commercially confidential information. Therefore, we believe it may be reasonable to exclude such information in some cases as long as the company provides sufficient justification for non-disclosure. However, where a short-term bonus has been paid, companies should disclose the extent to which performance has been achieved against relevant targets, including disclosure of the actual target achieved.

Where management has received significant STIs but short-term performance over the previous year prima facie appears to be poor or negative, we believe the company should provide a clear explanation of why these significant short-term payments were made. In addition, we believe that where companies use non-GAAP or bespoke metrics, clear reconciliations between these figures and GAAP figures in audited financial statement should be provided.

LONG-TERM INCENTIVES

Glass Lewis recognizes the value of equity-based incentive programs, which are often the primary long-term incentive for executives. When used appropriately, they can provide a vehicle for linking an executive’s pay to company performance, thereby aligning their interests with those of shareholders. In addition, equity-based compensation can be an effective way to attract, retain and motivate key employees.

There are certain elements that Glass Lewis believes are common to most well-structured long-term incentive (“LTI”) plans. These include:

•	No re-testing or lowering of performance conditions;

•	Performance metrics that cannot be easily manipulated by management;

•	Two or more performance metrics;

•	At least one relative performance metric that compares the company’s performance to a relevant peer group or index;

•	Performance periods of at least three years;

•	Stretching metrics that incentivize executives to strive for outstanding performance while not encouraging excessive risk-taking; and

•	Individual limits expressed as a percentage of base salary.

Performance measures should be carefully selected and should relate to the specific business/industry in which the company operates and, especially, the key value drivers of the company’s business. As with short-term incentive plans, the basis for any adjustments to metrics or results should be clearly explained.

While cognizant of the inherent complexity of certain performance metrics, Glass Lewis generally believes that measuring a company’s performance with multiple metrics serves to provide a more complete picture of the company’s performance than a single metric; further, reliance on just one metric may focus too much management attention on a single target and is therefore more susceptible to manipulation. When utilized for relative measurements, external benchmarks such as a sector index or peer group should be disclosed and transparent. The rationale behind the selection of a specific index or peer group should also be disclosed. Internal benchmarks should also be disclosed and transparent, unless a cogent case for confidentiality is made and fully explained. Similarly, actual performance and vesting levels for previous grants earned during the fiscal year should be disclosed.

We also believe shareholders should evaluate the relative success of a company’s compensation programs, particularly with regard to existing equity-based incentive plans, in linking pay and performance when evaluating new LTI plans to determine the impact of additional stock awards. We will therefore review the company’s pay-for-performance grade (see below for more information) and specifically the proportion of total compensation that is stock-based.

TRANSITIONAL AND ONE-OFF AWARDS

Glass Lewis believes shareholders should generally be wary of awards granted outside of the standard incentive schemes outlined above, as such awards have the potential to undermine the integrity of a company’s regular incentive plans, the link between pay and performance or both. We generally believe that if the existing incentive programs fail to provide adequate incentives to executives, companies should redesign their compensation programs rather than make additional grants.

However, we recognize that in certain circumstances, additional incentives may be appropriate. In these cases, companies should provide a thorough description of the awards, including a cogent and convincing explanation of their necessity and why existing awards do not provide sufficient motivation. Further, such awards should be tied to future service and performance whenever possible.

Similarly, we acknowledge that there may be certain costs associated with transitions at the executive level. We believe that sign-on arrangements should be clearly disclosed and accompanied by a meaningful explanation of the payments and the process by which the amounts are reached. Furthermore, the details of and basis for any “make-whole” payments (which are paid as compensation for forfeited awards from a previous employer) should be provided.

While in limited circumstances such deviations may not be inappropriate, we believe shareholders should be provided with a meaningful explanation of any additional benefits agreed upon outside of the regular arrangements. For severance or sign-on arrangements, we may consider the executive’s regular target compensation levels or the sums paid to other executives (including the recipient’s predecessor, where applicable) in evaluating the appropriateness of such an arrangement.

Additionally, we believe companies making supplemental or one-time awards should also describe if and how the regular compensation arrangements will be affected by these additional grants. In reviewing a company’s use of supplemental awards, Glass Lewis will evaluate the terms and size of the grants in the context of the company’s overall incentive strategy and granting practices, as well as the current operating environment.

RECOUPMENT PROVISIONS (“CLAWBACKS”)

We believe it is prudent for boards to adopt detailed and stringent bonus recoupment policies to prevent executives from retaining performance-based awards that were not truly earned. We believe such “clawback” policies should be triggered in the event of a restatement of financial results or similar revision of performance indicators upon which bonuses were based. Such policies would allow the board to review all performance-related bonuses and awards made to senior executives during the period covered by a restatement and would, to the extent feasible, allow the company to recoup such bonuses in the event that performance goals were not actually achieved. We further believe clawback policies should be subject to only limited discretion to ensure the integrity of such policies.

Section 954 of the Dodd-Frank Act requires the SEC to create a rule requiring listed companies to adopt policies for recouping certain compensation during a three-year look-back period. The rule applies to incentive-based compensation paid to current or former executives if the company is required to prepare an accounting restatement due to erroneous data resulting from material non-compliance with any financial reporting requirements under the securities laws. However, the SEC has yet to finalize the relevant rules.

These recoupment provisions are more stringent than under Section 304 of the Sarbanes-Oxley Act in three respects: (i) the provisions extend to current or former executive officers rather than only to the CEO and CFO; (ii) it has a three-year look-back period (rather than a twelve-month look-back period); and (iii) it allows for recovery of compensation based upon a financial restatement due to erroneous data, and therefore does not require misconduct on the part of the executive or other employees.

HEDGING OF STOCK

Glass Lewis believes that the hedging of shares by executives in the shares of the companies where they are employed severs the alignment of interests of the executive with shareholders. We believe companies should adopt strict policies to prohibit executives from hedging the economic risk associated with their shareownership in the company.

PLEDGING OF STOCK

Glass Lewis believes that shareholders should examine the facts and circumstances of each company rather than apply a one-size-fits-all policy regarding employee stock pledging. Glass Lewis believes that shareholders benefit when employees, particularly senior executives have “skin-in-the-game” and therefore recognizes the benefits of measures designed to encourage employees to both buy shares out of their own pocket and to retain shares they have been granted; blanket policies prohibiting stock pledging may discourage executives and employees from doing either.

However, we also recognize that the pledging of shares can present a risk that, depending on a host of factors, an executive with significant pledged shares and limited other assets may have an incentive to take steps to avoid a forced sale of shares in the face of a rapid stock price decline. Therefore, to avoid substantial losses from a forced sale to meet the terms of the loan, the executive may have an incentive to boost the stock price in the short term in a manner that is unsustainable, thus hurting shareholders in the long-term. We also recognize concerns regarding pledging may not apply to less senior employees, given the latter group’s significantly more limited influence over a company’s stock price. Therefore, we believe that the issue of pledging shares should be reviewed in that context, as should polices that distinguish between the two groups.

Glass Lewis believes that the benefits of stock ownership by executives and employees may outweigh the risks of stock pledging, depending on many factors. As such, Glass Lewis reviews all relevant factors in evaluating proposed policies, limitations and prohibitions on pledging stock, including:

•	The number of shares pledged;

•	The percentage executives’ pledged shares are of outstanding shares;

•	The percentage executives’ pledged shares are of each executive’s shares and total assets;

•	Whether the pledged shares were purchased by the employee or granted by the company;

•	Whether there are different policies for purchased and granted shares;

•	Whether the granted shares were time-based or performance-based;

•	The overall governance profile of the company;

•	The volatility of the company’s stock (in order to determine the likelihood of a sudden stock price drop);

•	The nature and cyclicality, if applicable, of the company’s industry;

•	The participation and eligibility of executives and employees in pledging;

•	The company’s current policies regarding pledging and any waiver from these policies for employees and executives; and

•	Disclosure of the extent of any pledging, particularly among senior executives.

COMPENSATION CONSULTANT INDEPENDENCE

As mandated by Section 952 of the Dodd-Frank Act, as of January 11, 2013, the SEC approved new listing requirements for both the NYSE and NASDAQ which require compensation committees to consider six factors in assessing compensation advisor independence. These factors include: (1) provision of other services to the company; (2) fees paid by the company as a percentage of the advisor’s total annual revenue; (3) policies and procedures of the advisor to mitigate conflicts of interests; (4) any business or personal relationships of the consultant with any member of the compensation committee; (5) any company stock held by the consultant; and (6) any business or personal relationships of the consultant with any executive officer of the company. According to the SEC, “no one factor should be viewed as a determinative factor.” Glass Lewis believes this six-factor assessment is an important process for every compensation committee to undertake but believes companies employing a consultant for board compensation, consulting and other corporate services should provide clear disclosure beyond just a reference to examining the six points to allow shareholders to review the specific aspects of the various consultant relationships.

We believe compensation consultants are engaged to provide objective, disinterested, expert advice to the compensation committee. When the consultant or its affiliates receive substantial income from providing other services to the company, we believe the potential for a conflict of interest arises and the independence of the consultant may be jeopardized. Therefore, Glass Lewis will, when relevant, note the potential for a conflict of interest when the fees paid to the advisor or its affiliates for other services exceeds those paid for compensation consulting.

FREQUENCY OF SAY-ON-PAY

The Dodd-Frank Act also requires companies to allow shareholders a non-binding vote on the frequency of say-on-pay votes, i.e. every one, two or three years. Additionally, Dodd-Frank requires companies to hold such votes on the frequency of say-on-pay votes at least once every six years.

We believe companies should submit say-on-pay votes to shareholders every year. We believe that the time and financial burdens to a company with regard to an annual vote are relatively small and incremental and are outweighed by the benefits to shareholders through more frequent accountability. Implementing biannual or triennial votes on executive compensation limits shareholders’ ability to hold the board accountable for its compensation practices through means other than voting against the compensation committee. Unless a company provides a compelling rationale or unique circumstances for say-on-pay votes less frequent than annually, we will generally recommend that shareholders support annual votes on compensation.

VOTE ON GOLDEN PARACHUTE ARRANGEMENTS

The Dodd-Frank Act also requires companies to provide shareholders with a separate non-binding vote on approval of golden parachute compensation arrangements in connection with certain change-in-control transactions. However, if the golden parachute arrangements have previously been subject to a say-on-pay vote which shareholders approved, then this required vote is waived.

Glass Lewis believes the narrative and tabular disclosure of golden parachute arrangements benefits all shareholders. Glass Lewis analyzes each golden parachute arrangement on a case-by-case basis, taking into account, among other items: the nature of the change-in-control transaction, the ultimate value of the payments particularly compared to the value of the transaction, any excise tax gross-up obligations, the tenure and position of the executives in question before and after the transaction, any new or amended employment agreements entered into in connection with the transaction, and the type of triggers involved (i.e., single vs. double).

EQUITY-BASED COMPENSATION PLAN PROPOSALS

We believe that equity compensation awards, when not abused, are useful for retaining employees and providing an incentive for them to act in a way that will improve company performance. Glass Lewis recognizes that equity-based compensation plans are critical components of a company’s overall compensation program and we analyze such plans accordingly based on both quantitative and qualitative factors.

Our quantitative analysis assesses the plan’s cost and the company’s pace of granting utilizing a number of different analyses, comparing the program with absolute limits we believe are key to equity value creation and with a carefully chosen peer group. In general, our model seeks to determine whether the proposed plan is either absolutely excessive or is more than one standard deviation away from the average plan for the peer group on a range of criteria, including dilution to shareholders and the projected annual cost relative to the company’s financial performance. Each of the analyses (and their constituent parts) is weighted and the plan is scored in accordance with that weight.

We compare the program’s expected annual expense with the business’s operating metrics to help determine whether the plan is excessive in light of company performance. We also compare the plan’s expected annual cost to the enterprise value of the firm rather than to market capitalization because the employees, managers and directors of the firm contribute to the creation of enterprise value but not necessarily market capitalization (the biggest difference is seen where cash represents the vast majority of market capitalization). Finally, we do not rely exclusively on relative comparisons with averages because, in addition to creeping averages serving to inflate compensation, we believe that some absolute limits are warranted.

We then consider qualitative aspects of the plan such as plan administration, the method and terms of exercise, repricing history, express or implied rights to reprice, and the presence of evergreen provisions. We also closely review the choice and use of, and difficulty in meeting, the awards’ performance metrics and targets, if any. We believe significant changes to the terms of a plan should be explained for shareholders and clearly indicated. Other factors such as a company’s size and operating environment may also be relevant in assessing the severity of concerns or the benefits of certain changes. Finally, we may consider a company’s executive compensation practices in certain situations, as applicable.

We evaluate equity plans based on certain overarching principles:

•	Companies should seek more shares only when needed;

•	Requested share amounts should be small enough that companies seek shareholder approval every three to four years (or more frequently);

•	If a plan is relatively expensive, it should not grant options solely to senior executives and board members;

•	Dilution of annual net share count or voting power, along with the “overhang” of incentive plans, should be limited;

•	Annual cost of the plan (especially if not shown on the income statement) should be reasonable as a percentage of financial results and should be in line with the peer group;

•	The expected annual cost of the plan should be proportional to the business’s value;

•	The intrinsic value that option grantees received in the past should be reasonable compared with the business’s financial results;

•	Plans should not permit re-pricing of stock options;

•	Plans should not contain excessively liberal administrative or payment terms;

•	Plans should not count shares in ways that understate the potential dilution, or cost, to common shareholders. This refers to “inverse” full-value award multipliers;

•	Selected performance metrics should be challenging and appropriate, and should be subject to relative performance measurements; and

•	Stock grants should be subject to minimum vesting and/or holding periods sufficient to ensure sustainable performance and promote retention.

OPTION EXCHANGES

Glass Lewis views option repricing plans and option exchange programs with great skepticism. Shareholders have substantial risk in owning stock and we believe that the employees, officers, and directors who receive stock options should be similarly situated to align their interests with shareholder interests.

We are concerned that option grantees who believe they will be “rescued” from underwater options will be more inclined to take unjustifiable risks. Moreover, a predictable pattern of repricing or exchanges substantially alters a stock option’s value because options that will practically never expire deeply out of the money are worth far more than options that carry a risk of expiration.

In short, repricings and option exchange programs change the bargain between shareholders and employees after the bargain has been struck.

There is one circumstance in which a repricing or option exchange program may be acceptable: if macroeconomic or industry trends, rather than specific company issues, cause a stock’s value to decline dramatically and the repricing is necessary to motivate and retain employees. In this circumstance, we think it fair to conclude that option grantees may be suffering from a risk that was not foreseeable when the original “bargain” was struck. In such a circumstance, we will recommend supporting a repricing if the following conditions are true:

•	Officers and board members cannot participate in the program;

•	The stock decline mirrors the market or industry price decline in terms of timing and approximates the decline in magnitude;

•	The exchange is value-neutral or value-creative to shareholders using very conservative assumptions and with a recognition of the adverse selection problems inherent in voluntary programs; and

•	Management and the board make a cogent case for needing to motivate and retain existing employees, such as being in a competitive employment market.

OPTION BACKDATING, SPRING-LOADING AND BULLET-DODGING

Glass Lewis views option backdating, and the related practices of spring-loading and bullet-dodging, as egregious actions that warrant holding the appropriate management and board members responsible. These practices are similar to re-pricing options and eliminate much of the downside risk inherent in an option grant that is designed to induce recipients to maximize shareholder return.

Backdating an option is the act of changing an option’s grant date from the actual grant date to an earlier date when the market price of the underlying stock was lower, resulting in a lower exercise price for the option. Since 2006, Glass Lewis has identified over 270 companies that have disclosed internal or government investigations into their past stock-option grants.

Spring-loading is granting stock options while in possession of material, positive information that has not been disclosed publicly. Bullet-dodging is delaying the grants of stock options until after the release of material, negative information. This can allow option grants to be made at a lower price either before the release of positive news or following the release of negative news, assuming the stock’s price will move up or down in response to the information. This raises a concern similar to that of insider trading, or the trading on material non-public information.

The exercise price for an option is determined on the day of grant, providing the recipient with the same market risk as an investor who bought shares on that date. However, where options were backdated, the executive or the board (or the compensation committee) changed the grant date retroactively. The new date may be at or near the lowest price for the year or period. This would be like allowing an investor to look back and select the lowest price of the year at which to buy shares.

A 2006 study of option grants made between 1996 and 2005 at 8,000 companies found that option backdating can be an indication of poor internal controls. The study found that option backdating was more likely to occur at companies without a majority independent board and with a long-serving CEO; both factors, the study concluded, were associated with greater CEO influence on the company’s compensation and governance practices.48

Where a company granted backdated options to an executive who is also a director, Glass Lewis will recommend voting against that executive/director, regardless of who decided to make the award. In addition, Glass Lewis will recommend voting against those directors who either approved or allowed the backdating. Glass Lewis feels that executives and directors who either benefited from backdated options or authorized the practice have breached their fiduciary responsibility to shareholders.

Given the severe tax and legal liabilities to the company from backdating, Glass Lewis will consider recommending voting against members of the audit committee who served when options were backdated, a restatement occurs, material weaknesses in internal controls exist and disclosures indicate there was a lack of documentation. These committee members failed in their responsibility to ensure the integrity of the company’s financial reports.

When a company has engaged in spring-loading or bullet-dodging, Glass Lewis will consider recommending voting against the compensation committee members where there has been a pattern of granting options at or near historic lows. Glass Lewis will also recommend voting against executives serving on the board who benefited from the spring-loading or bullet-dodging.

DIRECTOR COMPENSATION PLANS

Glass Lewis believes that non-employee directors should receive reasonable and appropriate compensation for the time and effort they spend serving on the board and its committees. However, a balance is required. Fees should be competitive in order to retain and attract qualified individuals, but excessive fees represent a financial cost to the company and potentially compromise the objectivity and independence of non-employee directors. We will consider recommending supporting compensation plans that include option grants or other equity-based awards that help to align the interests of outside directors with those of shareholders. However, equity grants to directors should not be performance-based to ensure directors are not incentivized in the same manner as executives but rather serve as a check on imprudent risk-taking in executive compensation plan design.

Glass Lewis uses a proprietary model and analyst review to evaluate the costs of equity plans compared to the plans of peer companies with similar market capitalizations. We use the results of this model to guide our voting recommendations on stock-based director compensation plans.

EMPLOYEE STOCK PURCHASE PLANS

Glass Lewis believes that employee stock purchase plans (“ESPPs”) can provide employees with a sense of ownership in their company and help strengthen the alignment between the interests of employees and shareholders. We evaluate ESPPs by assessing the expected discount, purchase period, expected purchase activity (if previous activity has been disclosed) and whether the plan has a “lookback” feature. Except for the most extreme cases, Glass Lewis will generally support these plans given the regulatory purchase limit of $25,000 per employee per year, which we believe is reasonable. We also look at the number of shares requested to see if a ESPP will significantly contribute to overall shareholder dilution or if shareholders will not

48 Lucian Bebchuk, Yaniv Grinstein and Urs Peyer. “LUCKY CEOs.” November, 2006.

have a chance to approve the program for an excessive period of time. As such, we will generally recommend against ESPPs that contain “evergreen” provisions that automatically increase the number of shares available under the ESPP each year.

EXECUTIVE COMPENSATION TAX DEDUCTIBILITY (IRS 162(M) COMPLIANCE)

Section 162(m) of the Internal Revenue Code allows companies to deduct compensation in excess of $1 million for the CEO and the next three most highly compensated executive officers, excluding the CFO, if the compensation is performance-based and is paid under shareholder-approved plans. Companies therefore submit incentive plans for shareholder approval to take of advantage of the tax deductibility afforded under 162(m) for certain types of compensation.

We believe the best practice for companies is to provide robust disclosure to shareholders so that they can make fully-informed judgments about the reasonableness of the proposed compensation plan. To allow for meaningful shareholder review, we prefer that disclosure should include specific performance metrics, a maximum award pool, and a maximum award amount per employee. We also believe it is important to analyze the estimated grants to see if they are reasonable and in line with the company’s peers.

We typically recommend voting against a 162(m) proposal where: (i) a company fails to provide at least a list of performance targets; (ii) a company fails to provide one of either a total maximum or an individual maximum; or (iii) the proposed plan or individual maximum award limit is excessive when compared with the plans of the company’s peers.

The company’s record of aligning pay with performance (as evaluated using our proprietary pay-for-performance model) also plays a role in our recommendation. Where a company has a record of setting reasonable pay relative to business performance, we generally recommend voting in favor of a plan even if the plan caps seem large relative to peers because we recognize the value in special pay arrangements for continued exceptional performance.

As with all other issues we review, our goal is to provide consistent but contextual advice given the specifics of the company and ongoing performance. Overall, we recognize that it is generally not in shareholders’ best interests to vote against such a plan and forgo the potential tax benefit since shareholder rejection of such plans will not curtail the awards; it will only prevent the tax deduction associated with them.

IV.	Governance Structure and the Shareholder Franchise

ANTI-TAKEOVER MEASURES

POISON PILLS (SHAREHOLDER RIGHTS PLANS)

Glass Lewis believes that poison pill plans are not generally in shareholders’ best interests. They can reduce management accountability by substantially limiting opportunities for corporate takeovers. Rights plans can thus prevent shareholders from receiving a buy-out premium for their stock. Typically we recommend that shareholders vote against these plans to protect their financial interests and ensure that they have an opportunity to consider any offer for their shares, especially those at a premium.

We believe boards should be given wide latitude in directing company activities and in charting the company’s course. However, on an issue such as this, where the link between the shareholders’ financial interests and their right to consider and accept buyout offers is substantial, we believe that shareholders should be allowed to vote on whether they support such a plan’s implementation. This issue is different from other matters that are typically left to board discretion. Its potential impact on and relation to shareholders is direct and substantial. It is also an issue in which management interests may be different from those of shareholders; thus, ensuring that shareholders have a voice is the only way to safeguard their interests.

In certain circumstances, we will support a poison pill that is limited in scope to accomplish a particular objective, such as the closing of an important merger, or a pill that contains what we believe to be a reasonable qualifying offer clause. We will consider supporting a poison pill plan if the qualifying offer clause includes each of the following attributes:

•	The form of offer is not required to be an all-cash transaction;

•	The offer is not required to remain open for more than 90 business days;

•	The offeror is permitted to amend the offer, reduce the offer, or otherwise change the terms;

•	There is no fairness opinion requirement; and

•	There is a low to no premium requirement.

Where these requirements are met, we typically feel comfortable that shareholders will have the opportunity to voice their opinion on any legitimate offer.

NOL POISON PILLS

Similarly, Glass Lewis may consider supporting a limited poison pill in the event that a company seeks shareholder approval of a rights plan for the express purpose of preserving Net Operating Losses (NOLs). While companies with NOLs can generally carry these losses forward to offset future taxable income, Section 382 of the Internal Revenue Code limits companies’ ability to use NOLs in the event of a “change of ownership.”49 In this case, a company may adopt or amend a poison pill (“NOL pill”) in order to prevent an inadvertent change of ownership by multiple investors purchasing small chunks of stock at the same time, and thereby preserve the ability to carry the NOLs forward. Often such NOL pills have trigger thresholds much lower than the common 15% or 20% thresholds, with some NOL pill triggers as low as 5%.

49 Section 382 of the Internal Revenue Code refers to a “change of ownership” of more than 50 percentage points by one or more 5% shareholders within a three-year period. The statute is intended to deter the “trafficking” of net operating losses.

Glass Lewis evaluates NOL pills on a strictly case-by-case basis taking into consideration, among other factors, the value of the NOLs to the company, the likelihood of a change of ownership based on the size of the holding and the nature of the larger shareholders, the trigger threshold and whether the term of the plan is limited in duration (i.e., whether it contains a reasonable “sunset” provision) or is subject to periodic board review and/ or shareholder ratification. However, we will recommend that shareholders vote against a proposal to adopt or amend a pill to include NOL protective provisions if the company has adopted a more narrowly tailored means of preventing a change in control to preserve its NOLs. For example, a company may limit share transfers in its charter to prevent a change of ownership from occurring.

Furthermore, we believe that shareholders should be offered the opportunity to vote on any adoption or renewal of a NOL pill regardless of any potential tax benefit that it offers a company. As such, we will consider recommending voting against those members of the board who served at the time when an NOL pill was adopted without shareholder approval within the prior twelve months and where the NOL pill is not subject to shareholder ratification.

FAIR PRICE PROVISIONS

Fair price provisions, which are rare, require that certain minimum price and procedural requirements be observed by any party that acquires more than a specified percentage of a corporation’s common stock. The provision is intended to protect minority shareholder value when an acquirer seeks to accomplish a merger or other transaction which would eliminate or change the interests of the minority stockholders. The provision is generally applied against the acquirer unless the takeover is approved by a majority of “continuing directors” and holders of a majority, in some cases a supermajority as high as 80%, of the combined voting power of all stock entitled to vote to alter, amend, or repeal the above provisions.

The effect of a fair price provision is to require approval of any merger or business combination with an “interested stockholder” by 51% of the voting stock of the company, excluding the shares held by the interested stockholder. An interested stockholder is generally considered to be a holder of 10% or more of the company’s outstanding stock, but the trigger can vary.

Generally, provisions are put in place for the ostensible purpose of preventing a back-end merger where the interested stockholder would be able to pay a lower price for the remaining shares of the company than he or she paid to gain control. The effect of a fair price provision on shareholders, however, is to limit their ability to gain a premium for their shares through a partial tender offer or open market acquisition which typically raise the share price, often significantly. A fair price provision discourages such transactions because of the potential costs of seeking shareholder approval and because of the restrictions on purchase price for completing a merger or other transaction at a later time.

Glass Lewis believes that fair price provisions, while sometimes protecting shareholders from abuse in a takeover situation, more often act as an impediment to takeovers, potentially limiting gains to shareholders from a variety of transactions that could significantly increase share price. In some cases, even the independent directors of the board cannot make exceptions when such exceptions may be in the best interests of shareholders. Given the existence of state law protections for minority shareholders such as Section 203 of the Delaware Corporations Code, we believe it is in the best interests of shareholders to remove fair price provisions.

REINCORPORATION

In general, Glass Lewis believes that the board is in the best position to determine the appropriate jurisdiction of incorporation for the company. When examining a management proposal to reincorporate to a different state or country, we review the relevant financial benefits, generally related to improved corporate tax treatment, as well as changes in corporate governance provisions, especially those relating to shareholder rights, resulting from the change in domicile. Where the financial benefits are de minimis and there is a decrease in shareholder rights, we will recommend voting against the transaction.

However, costly, shareholder-initiated reincorporations are typically not the best route to achieve the furtherance of shareholder rights. We believe shareholders are generally better served by proposing specific shareholder resolutions addressing pertinent issues which may be implemented at a lower cost, and perhaps even with board approval. However, when shareholders propose a shift into a jurisdiction with enhanced shareholder rights, Glass Lewis examines the significant ways would the company benefit from shifting jurisdictions including the following:

•	Is the board sufficiently independent?

•	Does the company have anti-takeover protections such as a poison pill or classified board in place?

•	Has the board been previously unresponsive to shareholders (such as failing to implement a shareholder proposal that received majority shareholder support)?

•	Do shareholders have the right to call special meetings of shareholders?

•	Are there other material governance issues of concern at the company?

•	Has the company’s performance matched or exceeded its peers in the past one and three years?

•	How has the company ranked in Glass Lewis’ pay-for-performance analysis during the last three years?

•	Does the company have an independent chair?

We note, however, that we will only support shareholder proposals to change a company’s place of incorporation in exceptional circumstances.

EXCLUSIVE FORUM AND FEE-SHIFTING BYLAW PROVISIONS

Glass Lewis recognizes that companies may be subject to frivolous and opportunistic lawsuits, particularly in conjunction with a merger or acquisition, that are expensive and distracting. In response, companies have sought ways to prevent or limit the risk of such suits by adopting bylaws regarding where the suits must be brought or shifting the burden of the legal expenses to the plaintiff, if unsuccessful at trial.

Glass Lewis believes that charter or bylaw provisions limiting a shareholder’s choice of legal venue are not in the best interests of shareholders. Such clauses may effectively discourage the use of shareholder claims by increasing their associated costs and making them more difficult to pursue. As such, shareholders should be wary about approving any limitation on their legal recourse including limiting themselves to a single jurisdiction (e.g., Delaware) without compelling evidence that it will benefit shareholders.

For this reason, we recommend that shareholders vote against any bylaw or charter amendment seeking to adopt an exclusive forum provision unless the company: (i) provides a compelling argument on why the provision would directly benefit shareholders; (ii) provides evidence of abuse of legal process in other, non-favored jurisdictions; (iii) narrowly tailors such provision to the risks involved; and (iv) maintains a strong record of good corporate governance practices.

Moreover, in the event a board seeks shareholder approval of a forum selection clause pursuant to a bundled bylaw amendment rather than as a separate proposal, we will weigh the importance of the other bundled provisions when determining the vote recommendation on the proposal. We will nonetheless recommend voting against the governance committee chair or bundling disparate proposals into a single proposal (refer to our discussion of nominating and governance committee performance in Section I of the guidelines).

Similarly, some companies have adopted bylaws requiring plaintiffs who sue the company and fail to receive a judgment in their favor pay the legal expenses of the company. These bylaws, also known as “fee-shifting” or “loser pays” bylaws, will likely have a chilling effect on even meritorious shareholder lawsuits as shareholders would face an strong financial disincentive not to sue a company. Glass Lewis therefore strongly opposes the adoption of such fee-shifting bylaws and, if adopted without shareholder approval, will recommend voting against the governance committee. While we note that in June of 2015 the State of Delaware banned the adoption of fee-shifting bylaws, such provisions could still be adopted by companies incorporated in other states.

AUTHORIZED SHARES

Glass Lewis believes that adequate capital stock is important to a company’s operation. When analyzing a request for additional shares, we typically review four common reasons why a company might need additional capital stock:

1.	Stock Split — We typically consider three metrics when evaluating whether we think a stock split is likely or necessary: The historical stock pre-split price, if any; the current price relative to the company’s most common trading price over the past 52 weeks; and some absolute limits on stock price that, in our view, either always make a stock split appropriate if desired by management or would almost never be a reasonable price at which to split a stock.

2.	Shareholder Defenses — Additional authorized shares could be used to bolster takeover defenses such as a poison pill. Proxy filings often discuss the usefulness of additional shares in defending against or discouraging a hostile takeover as a reason for a requested increase. Glass Lewis is typically against such defenses and will oppose actions intended to bolster such defenses.

3.	Financing for Acquisitions — We look at whether the company has a history of using stock for acquisitions and attempt to determine what levels of stock have typically been required to accomplish such transactions. Likewise, we look to see whether this is discussed as a reason for additional shares in the proxy.

4.	Financing for Operations — We review the company’s cash position and its ability to secure financing through borrowing or other means. We look at the company’s history of capitalization and whether the company has had to use stock in the recent past as a means of raising capital.

Issuing additional shares can dilute existing holders in limited circumstances. Further, the availability of additional shares, where the board has discretion to implement a poison pill, can often serve as a deterrent to interested suitors. Accordingly, where we find that the company has not detailed a plan for use of the proposed shares, or where the number of shares far exceeds those needed to accomplish a detailed plan, we typically recommend against the authorization of additional shares. Similar concerns may also lead us to recommend against a proposal to conduct a reverse stock split if the board does not state that it will reduce the number of authorized common shares in a ratio proportionate to the split.

While we think that having adequate shares to allow management to make quick decisions and effectively operate the business is critical, we prefer that, for significant transactions, management come to shareholders to justify their use of additional shares rather than providing a blank check in the form of a large pool of unallocated shares available for any purpose.

ADVANCE NOTICE REQUIREMENTS

We typically recommend that shareholders vote against proposals that would require advance notice of shareholder proposals or of director nominees.

These proposals typically attempt to require a certain amount of notice before shareholders are allowed to place proposals on the ballot. Notice requirements typically range between three to six months prior to the annual meeting. Advance notice requirements typically make it impossible for a shareholder who misses the deadline to present a shareholder proposal or a director nominee that might be in the best interests of the company and its shareholders.

We believe shareholders should be able to review and vote on all proposals and director nominees. Shareholders can always vote against proposals that appear with little prior notice. Shareholders, as owners of a business, are capable of identifying issues on which they have sufficient information and ignoring issues on which they have insufficient information. Setting arbitrary notice restrictions limits the opportunity for shareholders to raise issues that may come up after the window closes.

VOTING STRUCTURE

CUMULATIVE VOTING

Cumulative voting increases the ability of minority shareholders to elect a director by allowing shareholders to cast as many shares of the stock they own multiplied by the number of directors to be elected. As companies generally have multiple nominees up for election, cumulative voting allows shareholders to cast all of their votes for a single nominee, or a smaller number of nominees than up for election, thereby raising the likelihood of electing one or more of their preferred nominees to the board. It can be important when a board is controlled by insiders or affiliates and where the company’s ownership structure includes one or more shareholders who control a majority-voting block of company stock.

Glass Lewis believes that cumulative voting generally acts as a safeguard for shareholders by ensuring that those who hold a significant minority of shares can elect a candidate of their choosing to the board. This allows the creation of boards that are responsive to the interests of all shareholders rather than just a small group of large holders.

We review cumulative voting proposals on a case-by-case basis, factoring in the independence of the board and the status of the company’s governance structure. But we typically find these proposals on ballots at companies where independence is lacking and where the appropriate checks and balances favoring shareholders are not in place. In those instances we typically recommend in favor of cumulative voting.

Where a company has adopted a true majority vote standard (i.e., where a director must receive a majority of votes cast to be elected, as opposed to a modified policy indicated by a resignation policy only), Glass Lewis will recommend voting against cumulative voting proposals due to the incompatibility of the two election methods. For companies that have not adopted a true majority voting standard but have adopted some form of majority voting, Glass Lewis will also generally recommend voting against cumulative voting proposals if the company has not adopted antitakeover protections and has been responsive to shareholders.

Where a company has not adopted a majority voting standard and is facing both a shareholder proposal to adopt majority voting and a shareholder proposal to adopt cumulative voting, Glass Lewis will support only the majority voting proposal. When a company has both majority voting and cumulative voting in place, there is a higher likelihood of one or more directors not being elected as a result of not receiving a majority vote. This is because shareholders exercising the right to cumulate their votes could unintentionally cause the failed election of one or more directors for whom shareholders do not cumulate votes.

SUPERMAJORITY VOTE REQUIREMENTS

Glass Lewis believes that supermajority vote requirements impede shareholder action on ballot items critical to shareholder interests. An example is in the takeover context, where supermajority vote requirements can strongly limit the voice of shareholders in making decisions on such crucial matters as selling the business. This in turn degrades share value and can limit the possibility of buyout premiums to shareholders. Moreover, we believe that a supermajority vote requirement can enable a small group of shareholders to overrule the will of the majority shareholders. We believe that a simple majority is appropriate to approve all matters presented to shareholders.

TRANSACTION OF OTHER BUSINESS

We typically recommend that shareholders not give their proxy to management to vote on any other business items that may properly come before an annual or special meeting. In our opinion, granting unfettered discretion is unwise.

ANTI-GREENMAIL PROPOSALS

Glass Lewis will support proposals to adopt a provision preventing the payment of greenmail, which would serve to prevent companies from buying back company stock at significant premiums from a certain shareholder. Since a large or majority shareholder could attempt to compel a board into purchasing its shares at a large premium, the anti-greenmail provision would generally require that a majority of shareholders other than the majority shareholder approve the buyback.

MUTUAL FUNDS: INVESTMENT POLICIES AND ADVISORY AGREEMENTS

Glass Lewis believes that decisions about a fund’s structure and/or a fund’s relationship with its investment advisor or sub-advisors are generally best left to management and the members of the board, absent a showing of egregious or illegal conduct that might threaten shareholder value. As such, we focus our analyses of such proposals on the following main areas:

•	The terms of any amended advisory or sub-advisory agreement;

•	Any changes in the fee structure paid to the investment advisor; and

•	Any material changes to the fund’s investment objective or strategy.

We generally support amendments to a fund’s investment advisory agreement absent a material change that is not in the best interests of shareholders. A significant increase in the fees paid to an investment advisor would be reason for us to consider recommending voting against a proposed amendment to an investment advisory agreement. However, in certain cases, we are more inclined to support an increase in advisory fees if such increases result from being performance-based rather than asset-based. Furthermore, we generally support sub-advisory agreements between a fund’s advisor and sub-advisor, primarily because the fees received by the sub-advisor are paid by the advisor, and not by the fund.

In matters pertaining to a fund’s investment objective or strategy, we believe shareholders are best served when a fund’s objective or strategy closely resembles the investment discipline shareholders understood and selected when they initially bought into the fund. As such, we generally recommend voting against amendments to a fund’s investment objective or strategy when the proposed changes would leave shareholders with stakes in a fund that is noticeably different than when originally purchased, and which could therefore potentially negatively impact some investors’ diversification strategies.

REAL ESTATE INVESTMENT TRUSTS

The complex organizational, operational, tax and compliance requirements of Real Estate Investment Trusts (“REITs”) provide for a unique shareholder evaluation. In simple terms, a REIT must have a minimum of 100 shareholders (the “100 Shareholder Test”) and no more than 50% of the value of its shares can be held by five or fewer individuals (the “5/50 Test”). At least 75% of a REITs’ assets must be in real estate, it must derive 75% of its gross income from rents or mortgage interest, and it must pay out 90% of its taxable earnings as dividends. In addition, as a publicly traded security listed on a stock exchange, a REIT must comply with the same general listing requirements as a publicly traded equity.

In order to comply with such requirements, REITs typically include percentage ownership limitations in their organizational documents, usually in the range of 5% to 10% of the REITs outstanding shares. Given the complexities of REITs as an asset class, Glass Lewis applies a highly nuanced approach in our evaluation of REIT proposals, especially regarding changes in authorized share capital, including preferred stock.

PREFERRED STOCK ISSUANCES AT REITS

Glass Lewis is generally against the authorization of preferred shares that allows the board to determine the preferences, limitations and rights of the preferred shares (known as “blank-check preferred stock”). We believe that granting such broad discretion should be of concern to common shareholders, since blank-check preferred stock could be used as an antitakeover device or in some other fashion that adversely affects the voting power or financial interests of common shareholders. However, given the requirement that a REIT must distribute 90% of its net income annually, it is inhibited from retaining capital to make investments in its business. As such, we recognize that equity financing likely plays a key role in a REIT’s growth and creation of shareholder value. Moreover, shareholder concern regarding the use of preferred stock as an anti-takeover mechanism may be allayed by the fact that most REITs maintain ownership limitations in their certificates of incorporation. For these reasons, along with the fact that REITs typically do not engage in private placements of preferred stock (which result in the rights of common shareholders being adversely impacted), we may support requests to authorize shares of blank-check preferred stock at REITs.

BUSINESS DEVELOPMENT COMPANIES

Business Development Companies (“BDCs”) were created by the U.S. Congress in 1980; they are regulated under the Investment Company Act of 1940 and are taxed as regulated investment companies (“RICs”) under the Internal Revenue Code. BDCs typically operate as publicly traded private equity firms that invest in early stage to mature private companies as well as small public companies. BDCs realize operating income when their investments are sold off, and therefore maintain complex organizational, operational, tax and compliance requirements that are similar to those of REITs—the most evident of which is that BDCs must distribute at least 90% of their taxable earnings as dividends.

AUTHORIZATION TO SELL SHARES AT A PRICE BELOW NET ASSET VALUE

Considering that BDCs are required to distribute nearly all their earnings to shareholders, they sometimes need to offer additional shares of common stock in the public markets to finance operations and acquisitions. However, shareholder approval is required in order for a BDC to sell shares of common stock at a price below Net Asset Value (“NAV”). Glass Lewis evaluates these proposals using a case-by-case approach, but will recommend supporting such requests if the following conditions are met:

•	The authorization to allow share issuances below NAV has an expiration date of one year or less from the date that shareholders approve the underlying proposal (i.e. the meeting date);

•	The proposed discount below NAV is minimal (ideally no greater than 20%);

•	The board specifies that the issuance will have a minimal or modest dilutive effect (ideally no greater than 25% of the company’s then-outstanding common stock prior to the issuance); and

•	A majority of the company’s independent directors who do not have a financial interest in the issuance approve the sale.

In short, we believe BDCs should demonstrate a responsible approach to issuing shares below NAV, by proactively addressing shareholder concerns regarding the potential dilution of the requested share issuance, and explaining if and how the company’s past below-NAV share issuances have benefitted the company.

V.	Compensation, Environmental, Social and Governance Shareholder Initiatives

Glass Lewis generally believes decisions regarding day-to-day management and policy decisions, including those related to social, environmental or political issues, are best left to management and the board as they in almost all cases have more and better information about company strategy and risk. However, when there is a clear link between the subject of a shareholder proposal and value enhancement or risk mitigation, Glass Lewis will recommend in favor of a reasonable, well-crafted shareholder proposal where the company has failed to or inadequately addressed the issue.

We believe that shareholders should not attempt to micromanage a company, its businesses or its executives through the shareholder initiative process. Rather, we believe shareholders should use their influence to push for governance structures that protect shareholders and promote director accountability. Shareholders should then put in place a board they can trust to make informed decisions that are in the best interests of the business and its owners, and hold directors accountable for management and policy decisions through board elections. However, we recognize that support of appropriately crafted shareholder initiatives may at times serve to promote or protect shareholder value.

To this end, Glass Lewis evaluates shareholder proposals on a case-by-case basis. We generally recommend supporting shareholder proposals calling for the elimination of, as well as to require shareholder approval of, antitakeover devices such as poison pills and classified boards. We generally recommend supporting proposals likely to increase and/or protect shareholder value and also those that promote the furtherance of shareholder rights. In addition, we also generally recommend supporting proposals that promote director accountability and those that seek to improve compensation practices, especially those promoting a closer link between compensation and performance, as well as those that promote more and better disclosure of relevant risk factors where such disclosure is lacking or inadequate.

For a detailed review of our policies concerning compensation, environmental, social and governance shareholder initiatives, please refer to our comprehensive Proxy Paper Guidelines for Shareholder Initiatives, available at www.glasslewis.com.

DISCLAIMER

This document is intended to provide an overview of Glass Lewis’ proxy voting policies and guidelines. It is not intended to be exhaustive and does not address all potential voting issues. Additionally, none of the information contained herein should be relied upon as investment advice. The content of this document has been developed based on Glass Lewis’ experience with proxy voting and corporate governance issues, engagement with clients and issuers and review of relevant studies and surveys, and has not been tailored to any specific person.

No representations or warranties express or implied, are made as to the accuracy or completeness of any information included herein. In addition, Glass Lewis shall not be liable for any losses or damages arising from or in connection with the information contained herein or the use, reliance on or inability to use any such information. Glass Lewis expects its subscribers possess sufficient experience and knowledge to make their own decisions entirely independent of any information contained in this document.

All information contained in this report is protected by law, including but not limited to, copyright law, and none of such information may be copied or otherwise reproduced, repackaged, further transmitted, transferred, disseminated, redistributed or resold, or stored for subsequent use for any such purpose, in whole or in part, in any form or manner or by any means whatsoever, by any person without Glass Lewis’ prior written consent.

© 2017 Glass, Lewis & Co., Glass Lewis Europe, Ltd., and CGI Glass Lewis Pty Ltd. (collectively, “Glass Lewis”). All Rights Reserved.

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2017

PROXY PAPER™

GUIDELINES

AN OVERVIEW OF THE GLASS LEWIS
APPROACH TO PROXY ADVICE

INTERNATIONAL

XLIV

I.	Election of Directors

Boards are put in place to represent shareholders and protect their interests. Glass Lewis seeks boards with a proven record of protecting shareholders and delivering value over the medium- and long-term. In our view, boards working to protect and enhance the best interests of shareholders typically include some independent directors (the percentage will vary by local market practice and regulations), boast a record of positive performance, have directors with diverse backgrounds, and appoint directors with a breadth and depth of experience.

BOARD COMPOSITION

When companies disclose sufficient relevant information, we look at each individual on the board and examine his or her relationships with the company, the company’s executives and with other board members. The purpose of this inquiry is to determine whether pre-existing personal, familial or financial relationships are likely to impact the decisions of that board member. Where the company does not disclose the names and backgrounds of director nominees with sufficient time in advance of the shareholder meeting to evaluate their independence and performance, we will recommend voting against the election of the unidentified directors. Further, when a board fails to meet legal requirements or the best practice standard prevalent in the market regarding board gender diversity and has not disclosed any cogent explanation or plan to do so, we will recommend voting against the nominating committee chair.

We support governance structures that will drive positive performance and enhance shareholder value. The most crucial test of a board’s commitment to the company and to its shareholders is the performance of the board and its members. The performance of directors in their capacity as board members and as executives of the company, when applicable, and in their roles at other companies where they serve is critical to this evaluation.

We believe a director is independent if he or she has no material financial, familial or other current relationships with the company, its executives or other board members except for service on the board and standard fees paid for that service. Relationships that have existed within the three-five years prior to the inquiry are usually considered to be “current” for purposes of this test.

In our view, a director is affiliated if he or she has a material financial, familial or other relationship with the company or its executives, but is not an employee of the company. This includes directors whose employers have a material financial relationship with the Company. This also includes a director who owns or controls 10-20% or more of the company’s voting stock.

We define an inside director as one who simultaneously serves as a director and as an employee of the company. This category may include a board chair who acts as an employee of the company or is paid as an employee of the company.

Although we typically vote for the election of directors, we will recommend voting against directors for the following reasons:

•	A director who attends less than 75% of the board and applicable committee meetings.

•	A director who is also the CEO of a company where a serious restatement has occurred after the CEO certified the pre-restatement financial statements.

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We also feel that the following conflicts of interest may hinder a director’s performance and therefore may recommend voting against a:

•	CFO who presently sits on the board.

•	Director who presently sits on an excessive number of boards.

•	Director, or a director whose immediate family member, provides material professional services to the company at any time during the past five years.

•	Director, or a director whose immediate family member, engages in airplane, real estate or other similar deals, including perquisite type grants from the company.

•	Director with an interlocking directorship.

SLATE ELECTIONS

In some countries, companies elect their board members as a slate, thereby preventing shareholders from voting on individual director since shareholder can only vote for or against the board as a whole. If there are significant concerns with one or more of the nominees or in markets where directors are not generally elected individually, we will recommend voting against the entire slate of directors.

BOARD COMMITTEE COMPOSITION

We believe that independent directors should serve on a company’s audit, compensation, nominating and governance committees. We will support boards with such a structure and encourage change where this is not the case.

REVIEW OF RISK MANAGEMENT CONTROLS

We believe companies, particularly financial firms, should have a committee of the board charged with risk oversight. In addition, companies should appoint a chief risk officer who reports directly to that committee, not to the CEO or another executive. In cases where a company has disclosed a sizable loss or writedown, and there is reasonable evidence that the company’s board-level risk committee lack of oversight resulted in or contributed to the loss, we will recommend that shareholders vote against such committee members on that basis. In addition, in cases where a company is exposed to a significant level of financial risk but does not have (or fails to disclose the establishment of) an explicit board-level risk oversight (committee or otherwise), we will consider recommending to vote against the chairman of the board.

CLASSIFIED BOARDS

Glass Lewis favors the repeal of staggered boards in favor of the annual election of directors. We believe that staggered boards are less accountable to shareholders than annually elected boards.

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II.	Financial Reporting

ACCOUNTS AND REPORTS

Many countries require companies to submit the annual financial statements, director reports and independent auditors’ reports to shareholders at a general meeting. We will usually recommend voting in favor of these proposals except when there are concerns about the integrity of the statements/reports. However, should the audited financial statements, auditor’s report and/or annual report not be published at the writing of our report, we will recommend that shareholders abstain from voting on this proposal.

INCOME ALLOCATION (DISTRIBUTION OF DIVIDEND)

In many countries, companies must submit the allocation of income for shareholder approval. We will generally recommend voting for such a proposal. However, we will give particular scrutiny to cases where the company’s dividend payout ratio is exceptionally low or excessively high relative to its peers and the company has not provided a satisfactory explanation.

APPOINTMENT OF AUDITORS AND AUTHORITY TO SET FEES

We believe that role of the auditor is crucial in protecting shareholder value. Like directors, auditors should be free from conflicts of interest and should assiduously avoid situations that require them to make choices between their own interests and the interests of the shareholders.

We generally support management’s recommendation regarding the selection of an auditor and support granting the board the authority to fix auditor fees except in cases where we believe the independence of an incumbent auditor or the integrity of the audit has been compromised.

However, we recommend voting against ratification of the auditor and/or authorizing the board to set auditor fees for the following reasons:

•	When audit fees added to audit-related fees total less than one-half of total fees.

•	When there have been any recent restatements or late filings by the company where the auditor bears some responsibility for the restatement or late filing (e.g., a restatement due to a reporting error).

•	When the company has aggressive accounting policies.

•	When the company has poor disclosure or lack of transparency in financial statements.

•	When there are other relationships or issues of concern with the auditor that might suggest a conflict between the interest of the auditor and the interests of shareholders.

•	When the company is changing auditors as a result of a disagreement between the company and the auditor on a matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures.

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III.	Compensation

COMPENSATION REPORT/COMPENSATION POLICY

We closely review companies’ remuneration practices and disclosure as outlined in company filings to evaluate management-submitted advisory compensation report and policy vote proposals. In evaluating these proposals, which can be binding or non-binding depending on the country, we examine how well the company has disclosed information pertinent to its compensation programs, the extent to which overall compensation is tied to performance, the performance metrics selected by the company and the levels of remuneration in comparison to company performance and that of its peers.

We will usually recommend voting against approval of the compensation report or policy when the following occur:

•	Gross disconnect between pay and performance;

•	Performance goals and metrics are inappropriate or insufficiently challenging;

•	Lack of disclosure regarding performance metrics and goals as well as the extent to which the performance metrics, targets and goals are implemented to enhance company performance and encourage prudent risk-taking;

•	Excessive discretion afforded to or exercised by management or the compensation committee to deviate from defined performance metrics and goals in making awards;

•	Ex gratia or other non-contractual payments have been made and the reasons for making the payments have not been fully explained or the explanation is unconvincing;

•	Guaranteed bonuses are established;

•	There is no clawback policy; or

•	Egregious or excessive bonuses, equity awards or severance payments.

LONG-TERM INCENTIVE PLANS

Glass Lewis recognizes the value of equity-based incentive programs. When used appropriately, they can provide a vehicle for linking an employee’s pay to a company’s performance, thereby aligning their interests with those of shareholders. Tying a portion of an employee’s compensation to the performance of the Company provides an incentive to maximize share value. In addition, equity-based compensation is an effective way to attract, retain and motivate key employees.

In order to allow for meaningful shareholder review, we believe that incentive programs should generally include: (i) specific and appropriate performance goals; (ii) a maximum award pool; and (iii) a maximum award amount per employee. In addition, the payments made should be reasonable relative to the performance of the business and total compensation to those covered by the plan should be in line with compensation paid by the Company’s peers.

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PERFORMANCE-BASED EQUITY COMPENSATION

Glass Lewis believes in performance-based equity compensation plans for senior executives. We feel that executives should be compensated with equity when their performance and that of the company warrants such rewards. While we do not believe that equity-based compensation plans for all employees need to be based on overall company performance, we do support such limitations for grants to senior executives (although even some equity-based compensation of senior executives without performance criteria is acceptable, such as in the case of moderate incentive grants made in an initial offer of employment).

We generally support the establishment of performance-based option requirements and do not believe such requirements limit the ability of companies to attract and retain executives.

There should be no retesting of performance conditions for all share- and option- based incentive schemes. We will generally recommend that shareholders vote against performance-based equity compensation plans that allow for re-testing.

DIRECTOR COMPENSATION

Glass Lewis believes that non-employee directors should receive appropriate types and levels of compensation for the time and effort they spend serving on the board and its committees. Director fees should be reasonable in order to retain and attract qualified individuals. In particular, we support compensation plans that include non performance-based equity awards, which help to align the interests of outside directors with those of shareholders.

Glass Lewis compares the costs of these plans to the plans of peer companies with similar market capitalizations in the same country to help inform its judgment on this issue.

RETIREMENT BENEFITS FOR DIRECTORS

We will typically recommend voting against proposals to grant retirement benefits to non-executive directors. Such extended payments can impair the objectivity and independence of these board members. Directors should receive adequate compensation for their board service through initial and annual fees.

LIMITS ON EXECUTIVE COMPENSATION

As a general rule, Glass Lewis believes that shareholders should not be involved in setting executive compensation. Such matters should be left to the board’s compensation committee. We view the election of directors, and specifically those who sit on the compensation committee, as the appropriate mechanism for shareholders to express their disapproval or support of board policy on this issue. Further, we believe that companies whose pay-for-performance is in line with their peers should be granted the flexibility to compensate their executives in a manner that drives growth and profit.

However, Glass Lewis favors performance-based compensation as an effective means of motivating executives to act in the best interests of shareholders. Performance-based compensation may be limited if a chief executive’s pay is capped at a low level rather than flexibly tied to the performance of the company.

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IV.	Governance Structure

AMENDMENTS TO THE ARTICLES OF ASSOCIATION

We will evaluate proposed amendments to a company’s articles of association on a case-by-case basis. We are opposed to the practice of bundling several amendments under a single proposal because it prevents shareholders from evaluating each amendment on its own merits. In such cases, we will analyze each change individually and will recommend voting for the proposal only when we believe that the amendments on balance are in the best interests of shareholders.

ANTI-TAKEOVER MEASURES

POISON PILLS (SHAREHOLDER RIGHTS PLANS)

Glass Lewis believes that poison pill plans generally are not in the best interests of shareholders. Specifically, they can reduce management accountability by substantially limiting opportunities for corporate takeovers. Rights plans can thus prevent shareholders from receiving a buy-out premium for their stock.

We believe that boards should be given wide latitude in directing the activities of the company and charting the company’s course. However, on an issue such as this where the link between the financial interests of shareholders and their right to consider and accept buyout offers is so substantial, we believe that shareholders should be allowed to vote on whether or not they support such a plan’s implementation.

In certain limited circumstances, we will support a limited poison pill to accomplish a particular objective, such as the closing of an important merger, or a pill that contains what we believe to be a reasonable ‘qualifying offer’ clause.

SUPERMAJORITY VOTE REQUIREMENTS

Glass Lewis favors a simple majority voting structure. Supermajority vote requirements act as impediments to shareholder action on ballot items that are critical to our interests. One key example is in the takeover context where supermajority vote requirements can strongly limit shareholders’ input in making decisions on such crucial matters as selling the business.

INCREASE IN AUTHORIZED SHARES

Glass Lewis believes that having adequate capital stock available for issuance is important to the operation of a company. We will generally support proposals when a company could reasonably use the requested shares for financing, stock splits and stock dividends. While we think that having adequate shares to allow management to make quick decisions and effectively operate the business is critical, we prefer that, for significant transactions, management come to shareholders to justify their use of additional shares rather than providing a blank check in the form of large pools of unallocated shares available for any purpose.

In general, we will support proposals to increase authorized shares up to 100% of the number of shares currently authorized unless, after the increase the company would be left with less than 30% of its authorized shares outstanding.

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ISSUANCE OF SHARES

Issuing additional shares can dilute existing holders in some circumstances. Further, the availability of additional shares, where the board has discretion to implement a poison pill, can often serve as a deterrent to interested suitors. Accordingly, where we find that the company has not disclosed a detailed plan for use of the proposed shares, or where the number of shares requested are excessive, we typically recommend against the issuance. In the case of a private placement, we will also consider whether the company is offering a discount to its share price.

In general, we will support proposals to issue shares (with pre-emption rights) when the requested increase is less than issued ordinary share capital, unless a lower threshold is accepted best practice in a market. This authority should not exceed five years.

We will also generally support proposals to suspend pre-emption rights for a maximum of 5-20% of the issued ordinary share capital of the company, depending on the country in which the company is located. This authority should not exceed five years, or less for best practice in some countries.

Where a proposed share issue exceeds these thresholds, the company should provide a compelling justification for the additional amounts requested.

REPURCHASE OF SHARES

We will recommend voting in favor of a proposal to repurchase shares when the plan includes the following provisions: (i) a maximum number of shares which may be purchased (typically not more than 20% of the issued share capital); and (ii) a maximum price which may be paid for each share (as a percentage of the market price).

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V.	Environmental and Social Risk

We believe companies should actively evaluate risks to long-term shareholder value stemming from exposure to environmental and social risks and should incorporate this information into their overall business risk profile. In addition, we believe companies should consider their exposure to changes in environmental or social regulation with respect to their operations as well as related legal and reputational risks. Companies should disclose to shareholders both the nature and magnitude of such risks as well as steps they have taken or will take to mitigate those risks.

When we identify situations where shareholder value is at risk, we may recommend voting in favor of a reasonable and well-targeted proposal if we believe supporting the proposal will promote disclosure of and/ or mitigate significant risk exposure. In limited cases where a company has failed to adequately mitigate risks stemming from environmental or social practices, we will recommend shareholders vote against: (i) ratification of board and/or management acts; (ii) approving a company’s accounts and reports and/or; (iii) directors (in egregious cases). Further, we may also recommend shareholders vote against directors for lapses in environmental and social risk management at companies.

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DISCLAIMER

This document is intended to provide an overview of Glass Lewis’ proxy voting policies and guidelines. It is not intended to be exhaustive and does not address all potential voting issues. Additionally, none of the information contained herein should be relied upon as investment advice. The content of this document has been developed based on Glass Lewis’ experience with proxy voting and corporate governance issues, engagement with clients and issuers and review of relevant studies and surveys, and has not been tailored to any specific person.

No representations or warranties express or implied, are made as to the accuracy or completeness of any information included herein. In addition, Glass Lewis shall not be liable for any losses or damages arising from or in connection with the information contained herein or the use, reliance on or inability to use any such information. Glass Lewis expects its subscribers possess sufficient experience and knowledge to make their own decisions entirely independent of any information contained in this document.

All information contained in this report is protected by law, including but not limited to, copyright law, and none of such information may be copied or otherwise reproduced, repackaged, further transmitted, transferred, disseminated, redistributed or resold, or stored for subsequent use for any such purpose, in whole or in part, in any form or manner or by any means whatsoever, by any person without Glass Lewis’ prior written consent.

© 2017 Glass, Lewis & Co., Glass Lewis Europe, Ltd., and CGI Glass Lewis Pty Ltd. (collectively, “Glass Lewis”). All Rights Reserved.

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